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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
PATHMARK STORES, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

PATHMARK STORES, INC.
200 MILIK STREET
CARTERET, NJ 07008

May 6, 2005

Dear Stockholder:

        Pathmark Stores, Inc. ("Pathmark" or the "Company") has entered into an agreement with certain investment funds (the "Investors") affiliated with The Yucaipa Companies LLC, a Los Angeles-based private equity firm ("Yucaipa"), under which the Investors will invest an aggregate of $150 million in cash in Pathmark. Pathmark will use the proceeds from the transaction to upgrade its existing store base and open additional stores, positioning the company for improved top line growth and profitability. Yucaipa has also executed a 5-year management agreement with Pathmark to provide consulting services on corporate strategy, marketing, operations, finance and retail development following the closing. In connection with the Investors' investment, and subject to certain terms and conditions, Pathmark has also agreed to appoint five individuals designated by the Investors to Pathmark's board of directors and to increase the size of the board to 11 directors. The six remaining directors will be independent directors not affiliated with or designated by Yucaipa.

        You will be asked, at a special meeting of the Company's stockholders, to vote to approve, in exchange for the Investors' $150 million aggregate cash investment, the issuance to the Investors of: (i) 20,000,000 shares of the Company's common stock, (ii) Series A warrants, with an exercise price of $8.50, to purchase 10,060,000 shares of the Company's common stock and (iii) Series B warrants, with an exercise price of $15.00, to purchase 15,046,350 shares of the Company's common stock. The board of directors believes that the proposal is in the best interests of Pathmark and its stockholders and, therefore, recommends that Pathmark's stockholders vote "FOR" the proposal at the special meeting.

        The time, date and place of the special meeting to consider and vote upon the proposal are as follows:

    2:00 p.m. Eastern Daylight Time, June 9, 2005

    Pathmark's corporate headquarters, 200 Milik Street, Carteret, New Jersey 07008

        The proxy statement attached to this letter provides you with information about the proposed transaction and the special meeting of the Company's stockholders. We encourage you to read the entire proxy statement carefully. You may also obtain more information about the Company from documents we have filed with the Securities and Exchange Commission.

        Your vote is important regardless of the number of shares of the Company's common stock you own. Accordingly, you are requested to vote your shares by promptly completing, signing and dating the enclosed proxy card and returning it in the envelope provided, whether or not you plan to attend the special meeting. Alternatively, if your shares are held by a broker and your broker makes the following options available, you may grant a proxy to vote your shares over the Internet or by telephone. Voting by any of these methods available to you will ensure that we can vote your proxy at the special meeting even if you are not there in person.

        Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

        Thank you for your cooperation and continued support.

Very truly yours,

James L. Moody, Jr. Chairman of the Board of Directors

THIS PROXY STATEMENT IS DATED MAY 6, 2005
AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT MAY 9, 2005.

PATHMARK STORES, INC.
200 MILIK STREET
CARTERET, NJ 07008

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2005

To the stockholders of Pathmark Stores, Inc.:

        A special meeting of stockholders of Pathmark Stores, Inc., a Delaware corporation ("Pathmark" or the "Company"), will be held on June 9, 2005, at 2:00 p.m., Eastern Daylight Time, at Pathmark's corporate headquarters, 200 Milik Street, Carteret, New Jersey 07008, for the following purposes:

  1.
  to approve the issuance to certain investment funds affiliated with The Yucaipa Companies LLC, for an aggregate cash purchase price of $150,000,000, of: (i) 20,000,000 shares of the Company's common stock, (ii) Series A warrants, with an exercise price of $8.50, to purchase 10,060,000 shares of the Company's common stock and (iii) Series B warrants, with an exercise price of $15.00, to purchase 15,046,350 shares of the Company's common stock; and

  2.
  to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

        Only stockholders of record as of the close of business on May 6, 2005, are entitled to notice of and to vote at the special meeting and at any adjournment or postponement of the special meeting. All stockholders of record are cordially invited to attend the special meeting in person.

        The issuance of the Company's common stock and Series A and Series B warrants requires the approval of a majority of the votes cast in person or by proxy at the special meeting. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy card and thus ensure that your shares will be represented at the special meeting if you are unable to attend. If you sign, date and return your proxy card without indicating how you wish to vote, your vote will be counted as a vote "FOR" the proposed transaction. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding voting your shares.

        Whether you attend the meeting or not, you may revoke a proxy at any time before we vote it at the meeting. You may do so by executing and returning a proxy card dated later than the previous one or by attending the special meeting and notifying the secretary of the special meeting in writing prior to the voting of your proxy of your intention to vote in person. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies. If your bank or brokerage firm allows you to vote by telephone or the Internet, you may be able to change your vote by voting again by the telephone or the Internet.

                      By order of the board of directors,

                        Marc A. Strassler
                         Senior Vice President,
                        Secretary and General Counsel

i

THE STOCKHOLDERS' AGREEMENT	46
Board Representation	46
Approval by the Investors for Certain Actions	46
Approval by the Independent Directors for Certain Actions	47
Standstill Provisions	48
Termination of Standstill Provisions	49
Transfer Restrictions	49
Business Opportunities	50
Preemptive Rights	51
Termination	51
THE MANAGEMENT SERVICES AGREEMENT	51
Closing Fee	51
Additional Services	52
Term of the Agreement	52
Termination/Termination Fee	52
Indemnification	53
THE REGISTRATION RIGHTS AGREEMENT	53
Demand Registrations	53
Piggyback Registrations	54
Shelf Registrations	54
Expenses	54
Indemnification	54
Rule 144	55
Termination	55
THE WARRANT AGREEMENT	55
Series A Warrants	55
Series B Warrants	55
MARKET PRICE OF THE COMPANY'S COMMON STOCK	56
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	56
By Directors and Executive Officers	56
By Others	57
MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS	58
SUBMISSION OF STOCKHOLDER PROPOSALS	58
WHERE YOU CAN FIND ADDITIONAL INFORMATION	59
ANNEX A	Fairness Opinion of Dresdner Kleinwort Wasserstein
ANNEX B	Securities Purchase Agreement, dated as of March 23, 2005, among the Investors, Yucaipa (as the Investors' representative) and Pathmark
ANNEX C	Form of Stockholders' Agreement among Pathmark and the Investors
ANNEX D	Management Services Agreement, dated as of March 23, 2005, by and between Yucaipa and Pathmark
ANNEX E	Form of Registration Rights Agreement among Pathmark and the Investors.
ANNEX F	Form of Warrant Agreement among Pathmark and the Investors

ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSED TRANSACTION

        The following questions and answers address briefly some questions you may have regarding the special meeting and the proposed transaction. These questions and answers may not address all questions that may be important to you as a stockholder of Pathmark Stores, Inc. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement. In this proxy statement, the terms "Pathmark", "Company", "we", "our", "ours", and "us" refer to Pathmark Stores, Inc. and its subsidiaries.

Q:
What is the proposed transaction?

A:
The proposed transaction is the issuance by the Company to certain investment funds, referred to as the "Investors", who are affiliated with The Yucaipa Companies LLC, or "Yucaipa", for an aggregate cash purchase price of $150 million, of:

•
20,000,000 shares of the common stock, par value $0.01 per share, of Pathmark,

•
Series A warrants to purchase 10,060,000 shares of common stock at an exercise price of $8.50 per share, and

•
Series B warrants to purchase 15,046,350 shares of common stock at an exercise price of $15.00 per share.

  The proposed transaction will be consummated pursuant to a Securities Purchase Agreement, dated as of March 23, 2005, among Pathmark, the Investors and Yucaipa as the Investors' representative, and which we refer to as the "Purchase Agreement".

  In connection with the proposed transaction, we have also entered into or will, upon the closing of the proposed transaction, enter into certain other agreements with Yucaipa or the Investors, which are discussed in greater detail elsewhere in this proxy statement.

Q:
What will I receive in the proposed transaction?

A:
You will not receive any consideration in the proposed transaction. We are seeking your approval only so that we can sell to the Investors in the proposed transaction the securities described above in return for an investment of $150 million in cash by the Investors.

Q:
What percentage of the Company will the Investors own upon completion of the proposed transaction?

A:
As of the record date, there were 30,071,192 shares of common stock outstanding, plus outstanding options and warrants to purchase an additional 10,790,865 shares of common stock. Based upon the number of shares of common stock outstanding on the record date, and excluding any shares issuable upon the exercise of currently outstanding options or warrants, the 20,000,000 shares of common stock issued to the Investors at the closing will represent approximately 40% of the shares of common stock outstanding upon the closing. In the proposed transaction, the Investors will also be issued Series A warrants to purchase 10,060,000 shares of common stock and Series B warrants to purchase 15,046,350 shares of common stock. The Series A warrants expire in three years and are immediately exercisable upon the closing. The Series B warrants expire in ten years but are not exercisable until certain conditions are met, none of which are expected to be met by the closing. Based upon the number of shares of common stock outstanding on the record date, and excluding any exercises of any other options or warrants:

•
if the Investors were to exercise the Series A warrants in full at the closing, they would own approximately 49.9% of the shares of common stock outstanding upon the closing, and

  •
  if the Series B warrants were exercisable at the closing and if the Investors were to exercise both the Series A warrants and the Series B warrants in full, for cash, at the closing, they would own approximately 60% of the shares of common stock outstanding upon the closing.

Q:
Where and when is the special meeting?

A:
The special meeting will take place at Pathmark's corporate headquarters, 200 Milik Street, Carteret, New Jersey 07008, on June 9, 2005, at 2:00 p.m. Eastern Daylight Time.

Q:
What vote is required to approve the proposed transaction?

A:
For us to complete the proposed transaction, a majority of the votes cast in person or by proxy at the special meeting must be voted "FOR" the approval of the proposed transaction.

Q:
How does the Company's board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that our stockholders vote "FOR" the approval of the proposed transaction. You should read "The Proposed Transaction—Reasons for the Proposed Transaction" for a discussion of the factors that our board of directors considered in deciding to recommend the proposed transaction.

Q:
What do I need to do now?

A:
We urge you to read this proxy statement carefully, including its annexes, and to consider how the proposed transaction affects you. Then just mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the special meeting of our stockholders.

Q:
What happens if I do not respond or if I respond and fail to indicate my voting preference or if I abstain from voting?

A:
If you fail to sign, date and return your proxy card, your shares of common stock will not be counted towards establishing a quorum for the special meeting, which requires holders representing a majority of the outstanding shares of common stock to be present in person or by proxy. If you respond and do not indicate your voting preference, we will count your proxy as a vote in favor of the approval of the proposed transaction. If you respond and abstain from voting, your proxy will have no effect on the vote for the proposed transaction.

Q:
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
Yes, but only if you provide instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without those instructions, your shares will not be voted and will have no effect on the outcome of the vote on the proposed transaction.

Q:
Can I change my vote after I have mailed my proxy card?

A:
Yes. You can change your vote at any time before your proxy is voted at the special meeting. You may do so by notifying the Secretary of Pathmark in writing or by submitting a new proxy, in each case, dated after the date of the proxy being revoked. In addition, your proxy may be revoked by attending the special meeting and notifying the secretary of the special meeting in writing prior to the voting of your proxy of your intention to vote in person. However, simply attending the special meeting will not revoke your proxy. If you have instructed a broker to vote your shares, the above-described options for changing your vote do not apply and instead you must follow the instructions received from your broker to change your vote.

Q:
Am I entitled to appraisal rights?

A:
No. You will have no right under Delaware law to seek appraisal of your shares of common stock in connection with the proposed transaction.

Q:
Who can help answer my other questions?

A:
If you have more questions about the proposed transaction, you should contact Harvey Gutman, Senior Vice President, Retail Development and Investor Relations, at (732) 499-4327. If you have questions regarding voting, you should contact our proxy solicitation agent, Mellon Investor Services LLC, toll-free at (888) 509-7937. If your broker holds your shares, you should also call your broker for additional information.

SUMMARY

        The following summary highlights selected information from this proxy statement and may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that item.

The Parties to the Proposed Transaction (Page 10)

Pathmark Stores, Inc.
200 Milik Street
Carteret, NJ 07008
(732) 499-3000

        Pathmark is a regional supermarket chain currently operating 142 supermarkets primarily in the New York-New Jersey and Philadelphia metropolitan areas. Pathmark's stores average approximately 52,400 square feet in size and include 129 in-store full service pharmacies and a wide array of financial services offered by 83 in-store banks. According to the 2004 Metro Market Guide, Pathmark achieved a number one or number two-market share in eight of its nine major metro markets. Additional information about Pathmark may be found at its website, www.pathmark.com.

Yucaipa Corporate Initiatives Fund I, L.P.
Yucaipa American Alliance Fund I, L.P.
Yucaipa American Alliance (Parallel) Fund I, L.P.
The Yucaipa Companies LLC
9130 W. Sunset Boulevard
Los Angeles, California 90069
(310) 789-7200

        Yucaipa Corporate Initiatives Fund I, L.P., Yucaipa American Alliance Fund I, L.P. and Yucaipa American Alliance (Parallel) Fund I, L.P. were formed for the purpose of making strategic investments in undervalued and underperforming companies and, through a strategic relationship with Yucaipa, seek to work with management at the companies in which they invest to reposition businesses and implement operational improvements.

        Yucaipa was formed in 1986. Since its formation, Yucaipa and its affiliates have completed mergers, acquisitions and strategic investments valued at more than $30 billion. Yucaipa is actively involved in acquisitions, mergers and the management of large retail and distribution entities. Specific investments by Yucaipa in the supermarket sector have included Food4Less, Dominick's, Ralphs, Smith's Food and Drug, and Fred Meyer.

The Special Meeting

  Time, Place and Date (Page 11)

        The special meeting will be held on June 9, 2005, starting at 2:00 p.m., Eastern Daylight Time, at Pathmark's corporate headquarters, 200 Milik Street, Carteret, New Jersey 07008.

  Purpose (Page 11)

        You will be asked to consider and vote upon the proposed transaction, in which we would issue to the Investors, for an aggregate cash purchase price of $150 million:

  •
  20,000,000 shares of the common stock, par value $0.01 per share, of Pathmark;

  •
  Series A warrants to purchase 10,060,000 shares of common stock at an exercise price of $8.50 per share; and

  •
  Series B warrants to purchase 15,046,350 shares of common stock at an exercise price of $15.00 per share.

        The persons named in the accompanying proxy will also have discretionary authority to vote upon other business, if any, that properly comes before the special meeting and any adjournments or postponements of the special meeting, including any adjournments or postponements for the purpose of soliciting additional proxies to approve the proposed transaction.

  Record Date and Voting (Page 11)

        You are entitled to vote at the special meeting if you owned shares of common stock as of the close of business on May 6, 2005, the record date for the special meeting. You will have one vote for each share of common stock that you owned on the record date. There are 30,071,192 shares of common stock entitled to be voted.

  Vote Required (Page 11)

        For us to complete the proposed transaction, a majority of the votes cast in person or by proxy at the special meeting must be voted "FOR" the approval of the proposed transaction.

  Share Ownership of Directors and Executive Officers (Page 11)

        As of May 6, 2005, the directors and executive officers of Pathmark owned less than 1% of the shares of common stock entitled to vote at the special meeting. Each of them has advised us that he or she plans to vote all of his or her shares in favor of the approval of the proposed transaction.

  Voting and Proxies (Page 11)

        Any Pathmark stockholder entitled to vote may vote by returning the enclosed proxy or by appearing at the special meeting. If your shares are held in "street name" by your broker, you should instruct your broker on how to vote your shares using the instructions provided by your broker.

  Revocability of Proxy (Page 12)

        You may revoke your proxy at any time before it is voted in any one of the following ways:

  •
  delivering to the Secretary of Pathmark, at or before the special meeting, a written notice of revocation that is dated a later date than the proxy;

  •
  delivering a later-dated, properly executed proxy relating to the same shares to the Secretary of Pathmark, at or before the special meeting; or

  •
  attending the special meeting and notifying the secretary of the special meeting in writing prior to the voting of the proxy of your intention to vote in person.

        Simply attending the special meeting will not constitute revocation of a proxy. If you have instructed your broker to vote your shares, the above-described options for revoking your proxy do not apply and instead you must follow the directions provided by your broker to change these instructions.

When Will the Proposed Transaction be Completed (Page 35)

        We are working to complete the proposed transaction as soon as possible. We anticipate completing the proposed transaction in the summer of 2005, subject to receipt of stockholder approval and satisfaction of the other closing conditions.

Recommendation of the Company's Board of Directors (Page 23)

        After careful consideration, our board of directors, by the unanimous vote of the directors, recommends that Pathmark's stockholders vote "FOR" the approval of the proposed transaction.

Financial Advisor's Opinion (Page 24)

        Dresdner Kleinwort Wasserstein Securities LLC, which we refer to as "DrKW" in this proxy statement, has delivered to the Company's board of directors its opinion, dated March 23, 2005, to the effect that, as of that date and based upon and subject to the assumptions and limitations stated in the opinion, the aggregate consideration of $150 million in cash to be received by the Company in exchange for the issuance and sale of the 20 million shares of common stock and the Series A and Series B warrants in the proposed transaction is fair, from a financial point of view, to the Company. The full text of the written opinion, setting forth the assumptions made, matters considered and limitations in connection with the opinion, is attached as Annex A to this proxy statement. We recommend that you read the opinion in its entirety.

Ownership Upon Closing (Page 31)

        Based upon the number of outstanding shares of common stock on the record date, and excluding any shares issuable upon the exercise of currently outstanding options or warrants, upon the closing, the Investors will own approximately 40% of the outstanding shares of common stock, making Yucaipa and its affiliates the largest stockholder of the Company. If the Investors were to exercise their Series A warrants in full at the closing, the Investors would own approximately 49.9% of the outstanding shares of common stock. If the Investors were to exercise their Series A and Series B warrants in full for cash at the closing (which, in the case of the Series B warrants, they will not be able to do), the Investors would own approximately 60% of the outstanding shares of common stock.

Interests of the Company's Directors and Executive Officers in the Proposed Transaction (Page 31)

        Our directors and executive officers may have interests in the proposed transaction that are different from, or in addition to, yours, including the vesting of stock options and the entitlement to certain other benefits pursuant to their employment agreements and supplemental retirement agreements.

No Solicitation of Transactions (Page 39)

        The Purchase Agreement contains restrictions on our ability to solicit or engage in discussions or negotiations with third parties regarding specified transactions involving the Company. Notwithstanding these restrictions, under certain circumstances, our board of directors may respond to an unsolicited written bona fide proposal for an alternative acquisition. After, among other things, the stockholders' meeting to approve the proposed transaction has been held and the proposed transaction has failed to obtain stockholder approval, we may also terminate the Purchase Agreement and enter into an agreement with respect to a superior proposal.

Conditions to Closing (Page 41)

        Before we can complete the transactions contemplated under the Purchase Agreement and the ancillary agreements, a number of conditions must be satisfied. These include:

  •
  the receipt of Company stockholder approval;

  •
  the absence of any governmental orders that have the effect of making the proposed transaction illegal or that otherwise prohibit the closing;

  •
  each of the representations and warranties that are qualified by materiality or material adverse effect must be true and correct and all representations and warranties which are not so qualified must be true and correct in all material respects;

  •
  the performance, in all material respects, of the covenants and agreements in the Purchase Agreement;

  •
  the absence of a material adverse effect on the Company;

  •
  the directors designated by the Investors must have been duly appointed, effective concurrently with the closing, to the Pathmark board of directors and to all applicable committees and the resignation of all directors who are neither directors designated by the Investors nor continuing independent directors must have become effective; and

  •
  certain waivers and amendments in respect of the Company's $250 million Amended and Restated Credit Agreement dated as of October 1, 2004 must have been obtained.

Termination of the Purchase Agreement (Page 43)

        Pathmark and the Investors may agree in writing to terminate the Purchase Agreement at any time prior to completing the proposed transaction, even after the stockholders of Pathmark have voted on the proposed transaction. The Purchase Agreement may also be terminated at any time prior to completing the proposed transaction in certain other circumstances, including:

  •
  by either the Investors or the Company if:

  •
  the closing has not occurred on or before August 31, 2005, so long as the failure to complete the proposed transaction is not the result of the failure of the terminating party to comply with the terms of the Purchase Agreement;

  •
  the Company's stockholders do not vote to approve the proposed transaction at the special meeting of the stockholders;

  •
  there is a breach by the non-terminating party of its representations, warranties, covenants or agreements in the Purchase Agreement such that the closing conditions would not be satisfied, which breach has not been cured within 20 days of notice being delivered by the terminating party; or

  •
  any governmental authority has issued or entered any order or injunction or other ruling or takes any other action which has the effect of making the consummation of the proposed transaction illegal or otherwise preventing or prohibiting completion of the proposed transaction;

  •
  by the Investors, if

  •
  our board of directors withdraws, adversely modifies or fails to confirm its recommendation that the Company's stockholders vote to approve the proposed transaction;

  •
  our board of directors recommends or approves or determines to recommend that the stockholders approve another acquisition proposal;

  •
  a tender offer or exchange offer is commenced that would result in any person or group owning 20% or more of, or the voting power of, any class or series of the Company's equity securities and our board does not recommend within 10 days of that offer that the stockholders not tender their shares in the tender or exchange offer; or

  •
  since the date of the Purchase Agreement, there has been any event, development or change of circumstance that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and such material adverse effect is not cured within 20 days of the Company receiving written notice thereof from the Investors;

  •
  by the Company, if the Company's board of directors has determined to accept a superior proposal in accordance with the terms of the Purchase Agreement, but only after the special meeting has been held and the proposed transaction is not approved by the Company's stockholders and the Company has provided the Investors at least a three business day period to negotiate in good faith to agree to such adjustments to the Purchase Agreement such that the acquisition proposal no longer constitutes a superior proposal.

Termination Fee and Expenses (Page 44)

        Under certain circumstances, in connection with the termination of the Purchase Agreement, the Company will be required to pay the Investors a termination fee of $6.5 million and reimburse the Investors for up to $2.0 million in expenses.

Stockholders' Agreement (Page 46)

        Pursuant to the Purchase Agreement, the Company agreed to enter into a Stockholders' Agreement concurrently with the closing. The Stockholders' Agreement relates to, among other matters, the governance of the Company after the closing, including the Investors' representation on the Company's board of directors, a requirement that the Company obtain written consent from the Investors prior to engaging in certain actions and the Investors' ability to purchase or sell the securities of the Company.

Management Services Agreement (Page 51)

        Concurrently with the execution of the Purchase Agreement, Pathmark and Yucaipa entered into a Management Services Agreement which will be effective only upon closing of the proposed transaction. Pursuant to the Management Services Agreement, Yucaipa will provide certain business and financial advice and management services to Pathmark. For such services, Pathmark will pay Yucaipa an annual fee of $3 million and reimburse Yucaipa for expenses of up to $500,000 per annum. In addition, at the closing, the Company will pay to Yucaipa a closing fee of $3 million and reimburse Yucaipa for up to $3.2 million of reasonable, documented out-of-pocket costs, expenses and fees incurred or paid.

Registration Rights Agreement (Page 53)

        Pursuant to the Purchase Agreement, the Company agreed to enter into a Registration Rights Agreement concurrently with the closing. The Registration Rights Agreement provides the Investors with certain rights to cause Pathmark to register shares of common stock held at the closing or thereafter acquired by the Investors.

Warrant Agreement (Page 55)

        Pursuant to the Purchase Agreement, the Company agreed to enter into a Warrant Agreement concurrently with the closing. The Warrant Agreement will govern the terms of the Series A and Series B warrants which we will issue to the Investors.

Market Price of Pathmark Stock (Page 56)

        The common stock is traded on the Nasdaq National Market, which we refer to as "Nasdaq", under the trading symbol "PTMK". On March 22, 2005, which was the last trading day before we entered into the Purchase Agreement, the closing price of the common stock was $4.60 per share. On May 5, 2005, which was the last trading day before this proxy statement was finalized, the closing price of the common stock was $8.11 per share.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement, and the documents to which we refer you in this proxy statement, contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements appear in a number of places in this proxy statement and include statements regarding our intent, belief and current expectations with respect to, among other things, the expected completion and timing of the proposed transaction, the use of proceeds from the proposed transaction, competitive advantages and other information related to the transactions contemplated under the Purchase Agreement and the ancillary agreements. The words "anticipate", "believe", "expect", "forecast", "guidance", "intend", "may", "plan", "project", "will" and other similar expressions generally identify forward-looking statements. While these forward-looking statements and the related assumptions are made in good faith and reflect our current judgment regarding the proposed transaction and the other transactions contemplated under the Purchase Agreement and the ancillary agreements as well as the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. These statements are based upon a number of assumptions and estimates which are inherently subject to significant uncertainties and contingencies, many of which are beyond our control and reflect future business decisions which are subject to change. Some of these assumptions inevitably will not materialize, and unanticipated events will occur which will affect our results. Some important factors (but not necessarily all factors) that could negatively affect our revenues, growth strategies, future profitability and operating results, or that otherwise could cause actual results to differ materially from those expressed in or implied by any forward-looking statement, include the following:

  •
  the risk that the proposed transaction is not completed;

  •
  changes in business and economic conditions and other adverse conditions in our markets;

  •
  unanticipated environmental damages;

  •
  increased competition;

  •
  increased labor and labor related (e.g., health and welfare and pension) costs and/or labor disruptions;

  •
  reliance on third-party suppliers;

  •
  our ability to successfully implement our marketing, renovation and expansion strategies; and

  •
  natural disasters.

CAUTIONARY STATEMENT CONCERNING REPRESENTATIONS AND WARRANTIES CONTAINED IN THE PURCHASE AGREEMENT OR IN THE ANCILLARY AGREEMENTS

        You should not rely upon the representations and warranties in the Purchase Agreement or in any of the ancillary agreements or the descriptions of such representations and warranties in this proxy statement as statements of factual information about Pathmark, the Investors or Yucaipa. These representations and warranties were made only for purposes of the Purchase Agreement and the ancillary agreements, were made solely to us or to the other parties to the Purchase Agreement or the ancillary agreements as of the dates indicated therein and are subject to modification or qualification by other disclosures made by us in negotiating the terms of such agreements. The representations and warranties are reproduced and summarized in this proxy statement solely to provide information regarding the terms of such agreements and not to provide you with any other information regarding Pathmark, the Investors or Yucaipa. Information about Pathmark can be found elsewhere in this proxy statement and in other public filings we make with the SEC. Information about the Investors and Yucaipa can also be found elsewhere in this proxy statement.

THE PARTIES TO THE PROPOSED TRANSACTION

  Pathmark Stores, Inc.

        Pathmark Stores, Inc. was incorporated in Delaware in 1987 and is the successor by merger to a business established in 1966. In October 1987, our predecessor companies were acquired in a leveraged buyout pursuant to which substantial indebtedness was incurred. While our core supermarket operations remained sound following this leveraged buyout, the additional indebtedness and associated interest expense ultimately led us and our then parent companies to file a prepackaged plan of reorganization in the U.S. Bankruptcy Court in Delaware on July 12, 2000. On September 7, 2000, the Court entered an order confirming our plan of reorganization, which became effective on September 19, 2000, at which time we formally exited Chapter 11. As part of the plan of reorganization, approximately $1 billion of our subordinated debt was cancelled, with the holders receiving 100% of our common stock. Our principal executive office is located at 200 Milik Street, Carteret, NJ 07008. Our telephone number is: (732) 499-3000.

        We are a leading supermarket chain, operating as a single segment, in the densely populated New York—New Jersey and Philadelphia metropolitan areas, operating 142 stores. We pioneered the development of the large supermarket/drugstore format in the Northeast, opening our first store of this kind in 1977. Operating in the New York—New Jersey and Philadelphia metropolitan areas for over 38 years, we have successfully developed a leading supermarket franchise with strong brand name recognition and customer loyalty. We believe we are the largest supermarket chain operating under a single banner in our market area in terms of sales. We focus our operations on this market area, where we believe we can maintain and build upon our strong market presence and achieve additional operating economies. All of our stores are located within 100 miles of our corporate office in Carteret, New Jersey and of our company-operated and outsourced distribution facilities. Proximity of these distribution facilities to our stores assists us in in-stock conditions and distribution costs. Our market area includes some of the most densely populated regions of the United States, representing approximately 10% of the U.S. population and encompassing two of the five largest U.S. metropolitan areas by population, namely New York and Philadelphia. We believe that the high population density in our markets coupled with the geographic concentration of our stores provide substantial opportunities for economies of scale.

  Yucaipa Corporate Initiatives Fund I, L.P.
  Yucaipa American Alliance Fund I, L.P.
  Yucaipa American Alliance (Parallel) Fund I, L.P.
  The Yucaipa Companies LLC

        Yucaipa Corporate Initiatives Fund I, L.P., Yucaipa American Alliance Fund I, L.P. and Yucaipa American Alliance (Parallel) Fund I, L.P. are Delaware limited partnerships formed in 2001, 2002 and 2005, respectively, for the purpose of making strategic investments in undervalued and underperforming companies. The Investors, through a strategic relationship with The Yucaipa Companies LLC, seek to work with management at the companies in which they invest to reposition businesses and implement operational improvements. The mailing address of the principal executive offices of each of the Investors is c/o The Yucaipa Companies LLC, 9130 W. Sunset Boulevard, Los Angeles, California 90069. The telephone number for each of the Investors is (310) 789-7200.

        The Yucaipa Companies LLC, a Delaware limited liability company, was formed in 1986. Since its formation, Yucaipa and its affiliates have completed mergers, acquisitions and strategic investments valued at more than $30 billion. Yucaipa is actively involved in acquisitions, mergers and the management of large retail and distribution entities. Specific investments by Yucaipa in the supermarket sector have included Food4Less, Dominick's, Ralphs, Smith's Food and Drug, and Fred Meyer. The mailing address of the principal executive offices of Yucaipa is 9130 W. Sunset Boulevard, Los Angeles, California 90069. Yucaipa's telephone number is (310) 789-7200.

THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

        This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting to be held on June 9, 2005, starting at 2:00 p.m., Eastern Daylight Time, at Pathmark's corporate headquarters, 200 Milik Street, Carteret, New Jersey 07008. The purpose of the special meeting is for our stockholders to consider and vote upon a proposal to approve the proposed transaction. Our stockholders must approve this proposal for the proposed transaction to occur. If the stockholders fail to approve this proposal, the proposed transaction will not occur. This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about May 9, 2005.

Record Date and Voting

        The holders of record of shares of common stock as of the close of business on May 6, 2005, the record date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting. On the record date, there were 30,071,192 outstanding shares of common stock.

        The holders of a majority of the outstanding shares of common stock on May 6, 2005, represented in person or by proxy, will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting. For purposes of determining the presence of a quorum, abstentions will be included in determining the number of shares present and voting at the meeting; however, broker non-votes will not be included in the number of shares present and voting at the meeting. Any shares of common stock held in treasury by Pathmark or by any of its subsidiaries are not considered to be outstanding for purposes of determining a quorum. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment or postponement of the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be established.

Required Vote

        Each outstanding share of common stock on May 6, 2005 entitles the holder to one vote at the special meeting. Completion of the proposed transaction requires the approval of the proposed transaction by the affirmative vote "FOR" the approval of the proposed transaction by a majority of the votes cast in person or by proxy at the special meeting. In order for your shares of common stock to be included in the vote, you must vote your shares by completing, signing, dating and returning the enclosed proxy or by voting in person at the special meeting.

        As of May 6, 2005, the directors and executive officers of Pathmark owned, in the aggregate, 24,740 shares of common stock, or less than 1% of the outstanding shares of common stock. The directors and executive officers have informed Pathmark that they intend to vote all of their shares of common stock "FOR" the approval of the proposed transaction.

        If your shares are held in "street name" by your broker, you should instruct your broker how to vote your shares using the instructions provided by your broker. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker and they can give you directions on how to vote your shares. Under the Nasdaq rules, brokers who hold shares of common stock in "street name" for customers without investment discretion over a customer's account pursuant to an advisory contract and who have not been designated in writing by the customer to vote proxies may not exercise their voting discretion in respect of the proposed transaction. Accordingly, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote such shares at the special meeting. These non-voted shares are referred to as "broker non-votes". Because approval of the proposed transaction requires the affirmative vote "FOR" the approval of the proposed transaction by a majority of the votes cast in person or by proxy at the special meeting, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposed transaction.

Proxies; Revocation

        If you vote your shares of common stock by properly completing, signing and dating a proxy, your shares will be voted at the special meeting as you indicate on your proxy card. If no instructions are indicated on your signed and dated proxy card, your shares of common stock will be voted "FOR" the approval of the proposed transaction at the special meeting.

        You may revoke your proxy at any time before the vote is taken at the special meeting. To revoke your proxy, you must properly advise our Secretary in writing, deliver a proxy dated after the date of the proxy you wish to revoke or attend the special meeting and notify the secretary of the special meeting in writing prior to the vote of your proxy that you intend to vote your shares in person. Attendance at the special meeting will not by itself constitute revocation of a proxy.

        If you have instructed your broker to vote your shares, the above-described options for revoking your proxy do not apply and instead you must follow the directions provided by your broker to change these instructions.

        Pathmark does not expect that any matter other than the proposal to approve the proposed transaction will be brought before the special meeting. If, however, such a matter is properly presented at the special meeting or any adjournment or postponement of the special meeting, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies in accordance with their discretion and judgment.

        Pathmark will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, directors, officers and employees of Pathmark may solicit proxies personally and by telephone, facsimile or other electronic means of communication. These persons will not receive additional or special compensation for such solicitation services. Pathmark will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions. Pathmark has retained Mellon Investor Services LLC to assist it in the solicitation of proxies for the special meeting and will pay Mellon Investor Services LLC a fee of approximately $7,500, plus reimbursement of out-of-pocket expenses.

Adjournments and Postponements

        Although it is not expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the special meeting, by approval of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy at the special meeting, whether or not a quorum exists. Any signed proxies received by Pathmark will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Pathmark stockholders who have already sent in their proxies to revoke them at any time prior to their use.

THE PROPOSED TRANSACTION

        The proposed transaction and the other transactions contemplated under the Purchase Agreement and the ancillary agreements are summarized below. A more complete description of each document is contained herein starting on page 35. This summary does not purport to be complete and is qualified in its entirety by reference to: (i) the Purchase Agreement, dated as of March 23, 2005, among the Investors, Yucaipa (as the Investors' representative) and Pathmark; (ii) the Form of Stockholders' Agreement among Pathmark and the Investors; (iii) the Management Services Agreement, dated as of March 23, 2005, by and between Yucaipa and Pathmark; (iv) the Form of Warrant Agreement among

Pathmark and the Investors; and (v) the Form of Registration Rights Agreement among Pathmark and the Investors.

Description of the Proposed Transaction

        Under the terms of the Purchase Agreement and subject to the approval of Pathmark's stockholders, Pathmark agreed to issue, for an aggregate purchase price of $150 million in cash:

  •
  20,000,000 shares of common stock;

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  Series A warrants, the terms of which will be governed by a warrant agreement between Pathmark and the Investors, to purchase 10,060,000 shares of common stock at an exercise price of $8.50 per share (in cash); and

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  Series B warrants, the terms of which will also be governed by the Warrant Agreement, to purchase 15,046,350 shares of common stock at an exercise price of $15.00 per share (cash or cashless).

        The cashless exercise provisions of the Series B warrants will allow the Investors to receive a number of shares of common stock equal to the number of shares that the Investors otherwise would receive upon the exercise of the Series B warrants less that number of shares that have a fair market, as determined in accordance with the Warrant Agreement, equal to the aggregate exercise price.

        Based upon the number of outstanding shares of common stock on the record date, and excluding any shares issuable upon the exercise of currently outstanding options or warrants, the initial issuance of the 20,000,000 shares of common stock to the Investors will represent approximately 40% of the outstanding shares of common stock and make Yucaipa and its affiliates the largest stockholder of the Company. Upon consummation of the proposed transaction, the shares of common stock and the Series A and Series B warrants will be sold to the Investors in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Rule 506 of Regulation D thereunder, as the sale will constitute a private placement transaction with accredited investors.

        In connection with the proposed transaction and concurrently with the execution of the Purchase Agreement, Pathmark and Yucaipa entered into a Management Services Agreement. The Management Services Agreement will become effective only upon the closing of the proposed transaction. Pursuant to the Management Services Agreement, Yucaipa will provide certain business and financial advice and management services to Pathmark in connection with the operation of its business. For such services, Pathmark will pay Yucaipa an annual fee of $3 million and reimburse Yucaipa for expenses of up to $500,000 per annum.

        Pursuant to the Purchase Agreement, the Company agreed to enter into a Stockholders' Agreement, a Registration Rights Agreement and a Warrant Agreement concurrently with the closing of the proposed transaction. The Stockholders' Agreement relates to, among other matters, the governance of the Company after the closing, including the Investors' representation on the Company's board of directors, a requirement that the Company obtain written consent from the Investors prior to engaging in certain actions and the Investors ability to purchase or sell the securities of the Company. The Registration Rights Agreement provides the Investors with certain rights to cause Pathmark to register shares of common stock held at the closing or thereafter acquired by the Investors. The Warrant Agreement will govern the terms of the Series A and Series B warrants which we will issue to the Investors.

Background of the Proposed Transaction

        On May 12, 2004, the Company announced its preliminary first quarter results and revised downwards its earnings guidance for 2004. The first quarter results were negatively affected by sales and gross profit pressures caused by steep inflation in certain categories, unproductive sales promotions and increases in medical costs. Following this announcement, the Company's share price fell approximately 19% to close at $6.91 on May 13. In light of these developments, at a meeting on May 20, the Company's board of directors determined that it should explore strategic alternatives for the Company.

        The board of directors met on June 29 and received presentations from the Company's financial advisor, DrKW, and from the Company's outside counsel, Shearman & Sterling LLP. These presentations reviewed issues and opportunities associated with the Company remaining independent, with its making a significant acquisition or engaging in a merger and with its being sold. Following these presentations, the board of directors decided that, to assist the board of directors in weighing the Company's strategic alternatives, DrKW should be instructed to approach, on an unofficial basis, one national supermarket chain which had, in prior years, indicated its interest in possibly acquiring the Company.

        At a meeting held on July 27, the board of directors reviewed a long-range plan prepared by the Company's management on the basis of the Company's remaining independent. The board of directors also received a report on DrKW's unofficial conversations with the previously identified national supermarket chain. In these conversations, the national supermarket chain indicated that, due to other demands on its management, it was not a good time for it to be pursuing a strategic transaction with the Company but that it would like to be notified should the Company decide to begin any formal process. Following this presentation, the board of directors directed that DrKW should approach the national supermarket chain on an official basis to determine if the chain would be interested in making a proposal to acquire the Company before any further steps were taken regarding the Company's possible sale.

        On August 11, the board of directors held a meeting at which DrKW reported that the national supermarket chain had indicated that it was not prepared to make a proposal to acquire the Company at that time but that it would still like to be informed should the Company begin a more formal process that might lead to a strategic transaction. The board of directors determined that the Company should continue to explore potential next steps.

        During the remainder of August into early September, DrKW and Company management worked to prepare a confidential information memorandum about the Company, which could be provided to parties interested in pursuing a possible strategic transaction with the Company.

        On September 9, the Company announced its second quarter results, which included a loss of $1.6 million, and reduced its earnings guidance for 2004 for a second time. Following this announcement, the Company's share price fell by more than 18% to a 52-week low of $5.85.

        During the second half of September, DrKW contacted more than 20 potential strategic and private equity purchasers to ask if they would be interested in signing a confidentiality agreement and receiving a confidential information memorandum regarding the Company. Yucaipa was not among those initially approached. Those parties who signed confidentiality agreements (all of whom were private equity investors) were invited to submit by November 11 preliminary, non-binding indications of interest to acquire the Company.

        On October 25, the Company announced that, due to lower than expected sales in the third quarter, it was reducing its earnings guidance for 2004 for a third time. Following this announcement, the Company's share price fell to a new 52-week low of $3.20.

        In November, four written indications of interest and one oral indication of interest were received. The written indications of interest included one from Yucaipa which suggested that it would be prepared to invest $150 million for 49% of the common stock of the Company (or approximately 30 million shares at a price of approximately $5.00 per share). Yucaipa's indication of interest also contemplated that, through a management contract, Yucaipa would be responsible for the day-to-day operations of the Company and report to the Company's board of directors and that Yucaipa would receive a warrant for the upside above $15 per share. Yucaipa submitted an indication of interest, although it had not signed a confidentiality agreement and therefore had not received the confidential information memorandum.

        The board of directors met on November 15 and was briefed by DrKW on the four written indications of interest and on one oral indication of interest that had been received. The board of directors instructed DrKW and Company management to contact all five groups that had expressed interest and to schedule management presentations for each group. Of the five groups, four scheduled presentations by Company management, but Yucaipa indicated that it was not prepared to move forward unless either it was granted exclusivity or it was reimbursed for up to $1 million in expenses. During the latter part of November and thereafter, DrKW also received unsolicited inquiries from a number of other parties expressing an interest in possibly acquiring the Company.

        Management presentations were given to the four remaining participants during the latter part of November and the first part of December. At the same time, the four participants were told that their final, definitive proposals should be submitted by December 20. During this period, the four participants were also granted access to an electronic data room containing additional confidential information regarding the Company and were supplied with a draft acquisition agreement prepared by the Company's outside counsel, Shearman & Sterling LLP.

        On December 2, the Company announced its third quarter results and announced that it had retained DrKW to aid in reviewing strategic alternatives, which could result in a decision to sell itself.

        On December 20, three of the four remaining participants submitted letters indicating varying degrees of interest in moving forward, but none submitted a definitive proposal. On December 21, a new consortium that included competitors of the Company sent a letter indicating its interest in a possible transaction. The board of directors met on December 23 to review the indications of interest with management, DrKW and Shearman & Sterling LLP. Of the four indications of interest, one, from a private equity group, which we refer to as "Bidder No. 1", had indicated a price level of $6.00 per share for an acquisition of the Company but required exclusivity through January 31, 2005 to conduct due diligence, negotiate definitive documentation and arrange for financing. Two indicated continuing interest but did not state a price and indicated that they needed more time. One of these was a second private equity group, which we refer to as "Bidder No. 2", that had been among the four groups that had submitted written indications of interest in mid-November. The fourth, on the part of the new group, which we refer to as "Bidder No. 3", was based solely on publicly available information and indicated a price in the range of $5.00-$6.00 per share for an acquisition of the Company. In lieu of an exclusivity agreement, the board of directors authorized management to attempt to negotiate an expense reimbursement agreement of up to $1 million with Bidder No. 1. The board of directors also directed that efforts be made to continue discussions with two of the three other interested parties, including Bidder No. 2, but that discussions not be continued with Bidder No. 3 because its consortium included competitors of the Company.

        On December 28, 2004, the Company entered into an expense reimbursement agreement, capped at $500,000, with Bidder No. 1. On January 1, 2005, Bidder No. 1's counsel sent to Shearman & Sterling LLP a mark-up reflecting their comments on the draft acquisition agreement previously prepared by Shearman & Sterling LLP. In addition, Bidder No. 1's counsel and other advisors began intensive due diligence on the Company.

        On January 5, 2005, a quasi-strategic purchaser, which we refer to as "Bidder No. 4", submitted an indication of interest at $7.50 per share for an acquisition of the Company, subject, among other things, to Bidder No. 4 due diligence review, its receipt of financing and the negotiation of a definitive acquisition agreement.

        The Company's board of directors met on January 7 and reviewed with DrKW the status of the negotiations with Bidder No. 1 and the indication of interest from Bidder No. 4. In light of the progress made with Bidder No. 1 and to keep them involved in the process, the board of directors authorized the Company to increase the amount of Bidder No. 1's expense reimbursement to $1 million. In light of Bidder No. 4's indication of interest and statements made by Bidder No. 4 to DrKW to the effect that Bidder No. 4 was prepared to operate a supermarket business, the board of directors also directed that the Company enter into a confidentiality agreement with Bidder No. 4 and allow Bidder No. 4 to conduct due diligence on the Company. Following this meeting, the Company amended Bidder No. 1's expense reimbursement agreement to increase the maximum amount the Company would reimburse to $1 million. In addition, the Company entered into confidentiality agreements with Bidder No. 4 and with Yucaipa, which had continued to express its interest in pursuing an investment in the Company. Bidder No. 4 then commenced its due diligence, and Bidder No. 1 continued with its due diligence and the negotiation of an acquisition agreement. Yucaipa also commenced its due diligence and attended a presentation by Company management on January 14.

        The Company's board of directors met on January 17, 2005 to again review progress. DrKW informed the board of directors that Bidder No. 1 had indicated that, contrary to their originally expressed plan of keeping the Company's business largely intact, they could confirm their $6.00 per share price only on the basis of selling Company stores following an acquisition. As a result, Bidder No. 1 had requested permission to speak with certain competitors of the Company about purchasing Company stores following an acquisition of the Company by Bidder No. 1. Contrary to its earlier statements about operating a supermarkets business, Bidder No. 4 had also requested permission to speak with certain Company competitors about purchasing Company stores following an acquisition by Bidder No. 4. Due to competitive concerns, the board of directors determined to allow Bidder No. 1 and Bidder No. 4 to speak to only specific possible purchasers and to share with them only limited information. Thereafter, negotiations continued with both Bidder No. 1 and Bidder No. 4, and Bidder No. 4 continued to conduct intensive diligence on the Company.

        On January 18, the Company received an indication of interest from a new consortium, which we refer to as "Bidder No. 5", that had not entered into a confidentiality agreement and which therefore had not received confidential information from the Company. On January 20, the Company received a letter from Yucaipa, together with a proposed term sheet and a form of exclusivity agreement. The term sheet proposed an investment of $150 million by Yucaipa in return for newly issued shares of common stock representing 49% of the Company's common stock immediately following such issuance and warrants for an additional 20% of the Company's common stock (calculated on a fully diluted basis) and with an exercise price of $15.00 per share. The term sheet contemplated a management agreement and a registration rights agreement and also contemplated that Yucaipa would have the right to purchase 19.9% of the Company's common stock upon execution of a definitive acquisition agreement.

        On January 24, the Company received a mark-up from Bidder No. 4's counsel reflecting Bidder No. 4's comments on the draft acquisition agreement prepared by Shearman & Sterling LLP, after which negotiations began with Bidder No. 4 and its counsel on the terms of the acquisition agreement.

        The Company's board of directors met on January 28 and received a report from DrKW regarding the status of discussions with the various interested parties. They reported that Bidder No. 1 had asked to increase the amount of its expense reimbursement from $1.0 million to $1.5 million. In addition, Bidder No. 1 had asked to speak with Bidder No. 4 and with a competitor of the Company. The board of directors determined not to increase the amount of the expense reimbursement and not to allow Bidder No. 1 to speak with Bidder No. 4 or the Company competitor. DrKW also reported that Bidder No. 2 was meeting with industry consultants and that Bidder No. 5 was in the process of negotiating a confidentiality agreement. It was also reported that Bidder No. 4 had reconfirmed its indication of interest of $7.50 per share and that it did not plan on entering into any agreements to sell Company stores before it had acquired the Company so that there should be no closing risk for the Company as a result of Bidder No. 4's resale efforts.

        On February 3, Yucaipa sent a letter to the Company advocating Yucaipa's prior proposal and requesting the opportunity to make a presentation to the Company's board of directors. Also on February 3, Bidder No. 1 informed DrKW that it was terminating its consideration of a possible acquisition of the Company.

        On February 8, Ron Burkle and other representatives of Yucaipa met with members of the Company's board of directors. At the meeting, the Yucaipa representatives made a presentation in support of Yucaipa's prior proposal and suggested that it represented a value of $12.00 per Company share on a present value basis (based on Company-provided projections and assuming that Yucaipa would be involved in the management of the Company). Mr. Burkle also indicated that Yucaipa would be flexible in negotiating the final terms of any transaction with the Company.

        During the month of February, Bidder No. 4 continued to conduct due diligence on the Company, and Bidder No. 4 and the Company continued to negotiate the terms of an acquisition agreement. Bidder No. 4 also continued to press for permission to share confidential information with potential purchasers who were also competitors of the Company, which the Company resisted pending greater progress with the negotiation of the acquisition agreement with Bidder No. 4. On February 16, senior management of the Company and representatives of DrKW spoke by telephone with Ron Burkle and other representatives of Yucaipa to review Yucaipa's preliminary draft business plan for the Company.

        The Company's board of directors met on February 18. The board of directors reviewed the status of discussions with Yucaipa and instructed DrKW to tell Yucaipa that, among other things, its per share purchase price needed to be higher and that the Company would require corporate governance protections for its public stockholders, as well as a standstill agreement on the part of Yucaipa. The board of directors also determined, on the basis of an indication of interest letter and a mark-up of the draft acquisition agreement, that Bidder No. 5 should be allowed to continue to participate in the process. The board of directors also determined that Bidder No. 2, which had only recently orally indicated a price level of $6.00 per share (although it had first submitted an indication of interest in November 2004), should not be offered the $500,000 expense reimbursement it had requested in order to proceed with its due diligence.

        Following this meeting, DrKW contacted Yucaipa to convey the messages directed by the Company's board of directors. On February 21, Yucaipa sent a letter to the board of directors offering to increase its purchase price by 20% to $6.00 per share but also suggesting that the exercise price for the warrants should be reduced to $12.00 per share from $15.00 per share. Yucaipa stated that it recognized "the need for certain shareholder protections" and that it was willing to negotiate a standstill agreement and to agree not to sell its Company shares for 90 days following the closing of a transaction. In its letter, Yucaipa also requested exclusivity if it were to move forward or, "at a minimum", reimbursement of its expenses and again contemplated that Yucaipa would have the right to acquire 19.9% of the Company's common stock upon execution of a definitive purchase agreement.

        The Company's board of directors met on February 24 to review the status of the discussions that had been continuing with each of Yucaipa, Bidder No. 4, Bidder No. 2 and Bidder No. 5. Bidder No. 5 was proceeding with its due diligence. Bidder No. 2 had orally indicated a willingness to increase its indication of interest from $6.00 per share to an unspecified amount but also indicated that it would need another four weeks before it would be in a position to sign a definitive agreement. The board of directors received a report on the status of the negotiations with Bidder No. 4. A number of significant issues remained unresolved, including Bidder No. 4's willingness to accept antitrust risk, the size of the break-up fee, the structure of the acquisition and the status and terms of Bidder No. 4's financing arrangements. Bidder No. 4 also continued to indicate that it needed to share confidential information with potential third party purchasers and would require four weeks from the time it was given permission to do so until it would be able to sign a definitive acquisition agreement. The board of directors also received an update on DrKW's discussions with Yucaipa. Yucaipa had indicated a willingness to further increase the price it would pay per share but would require an offsetting reduction in the exercise price of its warrants. Yucaipa was also signaling an unwillingness to proceed without some comfort that the board of directors was willing to pursue a transaction with Yucaipa. The board of directors instructed DrKW to continue to engage with Yucaipa in an effort to increase its price. However, the board of directors also determined that it was not, at that time, prepared to offer exclusivity or expense reimbursement to Yucaipa.

        Thereafter, negotiations continued with Bidder No. 4 on the terms of an acquisition agreement. On February 28, an article appeared in a New York newspaper reporting that the Company was in talks with Bidder No. 4. This article provoked significant negative comment among Company employees, including those at the store level, who expressed concern that Bidder No. 4 would be reselling the stores. As a result, the board of directors became concerned that the Company's business could be adversely affected by employee departures following the announcement of a transaction with Bidder No. 4 but before such transaction could close.

        On March 1, Ron Burkle of Yucaipa sent a letter to the Company's board of directors expressing dissatisfaction with the pace of negotiations. Mr. Burkle's letter also indicated that Yucaipa would be prepared to increase its per share price but first wanted assurances about the process for moving forward.

        The Company's board of directors met on March 4 to again review the status of the discussions with each of the interested parties. DrKW reported that Bidder No. 5 had still to provide information regarding its financing. They also reported that Bidder No. 2 had restarted its due diligence efforts and was aiming to submit a mark-up of the draft acquisition agreement prepared by Shearman & Sterling LLP by early in the following week and to confirm a price above $6.00 per share. However, Bidder No. 2 had also said that it would not be in a position to sign a definitive agreement for another three to four weeks and had not yet provided evidence of its financing. The board of directors received a report on the status of the negotiations with Bidder No. 4 and directed that Bidder No. 4 be allowed to share confidential store-by-store information with potential third party purchasers only if it was prepared to accept the Company's position on the allocation of antitrust risk. The board of directors also received an update on DrKW's discussions with Yucaipa and directed that a counterproposal be made to Yucaipa calling for a per share purchase price of $7.75 and warrants with an exercise price of $15.50 per share and emphasizing that other economic terms and appropriate governance provisions and stockholder protections would need to be extensively discussed.

        On March 5, DrKW conveyed the board of directors' counterproposal to Yucaipa. Yucaipa responded that it would require a two-week exclusivity period before it would be able to sign a definitive agreement. Yucaipa also stated that it would not provide a response to the board of directors' counter-proposal, unless the board of directors first indicated that it would be willing to grant exclusivity if the response was otherwise acceptable.

        On March 7, Bidder No. 4 confirmed that it was prepared to accept the Company's position on the allocation of antitrust risk. As a result, Bidder No. 4 was given permission to share certain confidential store-by-store information with specified potential third party purchasers.

        The Company's board of directors met on March 8 and received a report on DrKW's conversations with Yucaipa. In these conversations, Yucaipa had indicated that it would be prepared to invest $150 million in return for (i) 20 million shares of Common Stock, (ii) warrants, with an exercise price of $8.50 per share, to purchase a further 9.9% of the Common Stock, and (iii) warrants, with an exercise price of $15.00 per share, to purchase a further 10% of the Common Stock. Excluding the warrants, this represented a purchase price of $7.50 per share. The board of directors determined to grant a two-week exclusivity agreement to Yucaipa, in light of (i) the fact that Bidder No. 4 and Bidder No. 2 had both indicated that they were several weeks away from being ready to sign a definitive acquisition agreement, (ii) the price-level signaled by Yucaipa (which represented a significant increase from its initial indication of interest) and the fact that Yucaipa was refusing to move forward without exclusivity, (iii) the execution risks associated with the other possible transactions, including the risk that employee departures in reaction to a possible break-up of the business would make it difficult to maintain the Company's business intact until closing, (iv) the absence of evidence of financing for Bidder No. 2 and a number of unresolved questions regarding the financing for Bidder No. 4, and (v) the relatively limited due diligence conducted by Bidder No. 2.

        On March 9, representatives of the Company negotiated the terms of an exclusivity agreement with representatives of Yucaipa. Also on March 9, Bidder No. 2 submitted a new indication of interest to acquire the Company at $8.00 per share. However, this indication of interest was not accompanied by evidence of financing and was subject to the satisfactory completion of due diligence. The Company's board of directors met that evening and determined to go forward with granting exclusivity to Yucaipa. Later that night, the Company entered into a two-week exclusivity agreement with Yucaipa.

        Beginning on March 10, Yucaipa and its representatives began intensive due diligence on the Company with numerous meetings and telephone calls with members of the Company's management. In addition, Shearman & Sterling LLP and Latham & Watkins LLP, counsel to Yucaipa, began exchanging drafts of the various transaction agreements.

        During the week of March 14, Yucaipa and its representatives continued their due diligence on the Company. In addition, Yucaipa and its representatives began negotiations of the various transaction agreements with the Company and its representatives. On March 15, Bidder No. 2 sent a letter to the Company reiterating its interest in the Company and on March 18, it delivered to the Company a commitment letter from its lead source of financing. The Company's board of directors met on March 18 to receive an update on the status of the negotiations with Yucaipa. Shearman & Sterling LLP and the members of the Company's senior management who had participated in the negotiations outlined the structure of the proposed transaction and the key terms of, and issues under, each of the transaction agreements. The members of the board of directors expressed their views that, of the issues still under discussion with Yucaipa, the most important one for the Company's negotiators to focus on was to seek to maximize the powers of the Company's independent directors so that they would be better able to protect the interests of the Company's public stockholders following the closing of the contemplated transaction.

        Following the board of directors meeting, the Company and its representatives continued to meet with Yucaipa and its representatives through the weekend to negotiate the final terms of the transaction agreements. These meetings continued into the early part of the week of March 21. There were extensive discussions of the so-called "force the vote" provision which was insisted upon by Yucaipa as a condition to its being prepared to enter into the transaction. (This provision in the Purchase Agreement requires the Company to hold a stockholders' meeting to vote on the transaction even if the Company's board of directors withdraws its recommendation in favor of the transaction.) There also were extensive discussions of the extent of the veto powers the Company's independent directors would have following a Yucaipa investment. In return for expanding these powers, the Company's negotiators agreed to accept the force the vote provision requested by Yucaipa.

        On March 21, Bidder No. 4 sent a letter to the Company stating that it was prepared to discuss a revised draft of the acquisition agreement which had been sent to the Company by Bidder No. 4's counsel on March 18 and that Bidder No. 4 expected to be able to sign the agreement after several days of discussions. Bidder No. 4 also confirmed its prior per share purchase price of $7.50 and stated that Bidder No. 4 had the necessary financing, although no evidence of the financing was provided with the letter. On March 22, Bidder No. 2 sent a letter to the Company repeating its prior indication of interest and expressing its dismay that the Company had not been responding during the Yucaipa exclusivity period. In its letter, Bidder No. 2 also formally extended its earlier proposal until 11:00 a.m. on March 24.

        By the morning of March 23, the Yucaipa and Company negotiators had largely completed their work on the transaction agreements. In the afternoon, the Company's board of directors met to review the transaction and consider the various transaction agreements. Following a presentation by Shearman & Sterling LLP on the terms of the various transaction agreements (near final drafts of which had been sent to each of the board of directors members earlier in the week) and a presentation by DrKW on the financial aspects of the transaction, including a discussion of DrKW's fairness opinion, the board of directors voted unanimously in favor of the proposed transaction and to recommend it to the Company's stockholders. Later that night, representatives of the Company and Yucaipa signed the various transaction agreements.

        On March 25, Bidder No. 2 sent a letter to the Company, expressing Bidder No. 2's disappointment at learning that the Company had entered into the Purchase Agreement with Yucaipa. The letter stated that Bidder No. 2 was prepared to offer $8.00 in cash per share to the Company's stockholders but did not constitute a formal proposal.

        On April 1, after the Purchase Agreement and the ancillary agreements had become publicly available, Bidder No. 2 sent to the Company another letter proposing two alternative transactions. The first structure, "Option A", was, in some respects, similar to the structure of the proposed transaction. Option A contemplated that the Company would issue to a newly formed affiliate of Bidder No. 2 (i) 20,000,000 newly issued shares of common stock at $7.50 per share and Series A warrants to purchase 11,300,000 shares of common stock at an exercise price of $8.50 per share. Under Option A, the Company would be able to require Bidder No. 2 to exercise the Series A warrants concurrently with the closing of the sale of the shares of common stock, with the Company to use the proceeds from the warrant exercise to commence a tender offer for up to 11,340,674 shares of common stock at $7.72 per share and to pay the $6.5 million termination fee to Yucaipa and to reimburse up to $2 million of Yucaipa's expenses as contemplated by the Purchase Agreement. Option A did not contemplate, in contrast to the proposed transaction, the issuance of the Series B warrants to purchase 15,046,350 shares of common stock at an exercise price of $15.00 per share. The second proposed structure, "Option B", contemplated that a newly formed affiliate of Bidder No. 2 would acquire 100% of the outstanding common stock from the Company's stockholders for $8.00 per share in cash less the termination fee and expenses payable to Yucaipa, which were expected to be $0.28 per share, resulting in a net purchase price of $7.72 per share. Bidder No. 2's letter was accompanied by a letter from Bidder No. 2's lead source of debt financing confirming, in the context of Bidder No. 2's new proposals, the commitment letter previously delivered to the Company on March 18.

        On April 4, Yucaipa sent a letter to the Company stating that Yucaipa did not believe that either Option A or Option B described in Bidder No. 2's April 1 letter was more favorable to the Company than the proposed transaction. The letter further stated that Yucaipa did not believe that either Option A or Option B was reasonably capable of being consummated and that the board of directors would not be in breach of its fiduciary duties if it failed to provide information to, or enter into discussions with, Bidder No. 2. The letter included a detailed analysis to support Yucaipa's conclusions.

        The Company's board of directors met on April 7 for a regularly scheduled board meeting. At the meeting, Shearman & Sterling LLP, DrKW and members of the Company's senior management reviewed Bidder No. 2's proposals with the board of directors. After extensive discussion, the Company's board of directors determined that Option B would reasonably be expected to result in a superior proposal, as such term is defined in the Purchase Agreement, and that the Company should participate in discussions with, and furnish information to, Bidder No. 2 in respect of Option B. After the delivery of notice of such determination to Yucaipa, Bidder No. 2 and its advisors were informed of the board of directors' determination and were granted access to an electronic data room containing confidential information regarding the Company.

        On April 8, Yucaipa sent a letter to the Company indicating that Yucaipa was extremely concerned about the actions taken by the Company and objecting to the Company's decision to proceed with discussions with Bidder No. 2. The letter further alleged that the Company would be in breach of the Purchase Agreement if it proceeded with such discussions. Also on April 8, Bidder No. 2 informed the Company that a majority of the equity financing for Bidder No. 2's proposed transaction would be provided by a pension plan that was also an investor in Bidder No. 2's investment fund, or the "co-investor". From April 11 until May 4, Bidder No. 2 conducted due diligence on the Company, which included numerous conference calls and meetings between the Company and Bidder No. 2 and their respective advisors. On April 12, the Company sent a letter responding to Yucaipa's letter dated April 8, in which the Company confirmed its intention to comply with its obligations under the Purchase Agreement and denied that the Company was in breach of the Purchase Agreement. On April 15, the Company received letters from Bidder No. 2 and the co-investor confirming their respective proposed equity commitments. On April 22, Bidder No. 2 delivered to the Company a draft merger agreement. The Company, Shearman & Sterling LLP and DrKW met with Bidder No. 2 and its outside counsel on April 28 to discuss the draft merger agreement.

        On April 29, a representative of Yucaipa sent a letter to a representative of the Company, emphasizing his concern that the Company was still engaging in discussions with Bidder No. 2.

        On May 2, after waiting for Bidder No. 2 to make more progress on its due diligence, Shearman & Sterling LLP sent to Bidder No. 2's outside counsel comments on the draft merger agreement received from Bidder No. 2 on April 22. Also on May 2, the SEC confirmed that it would not be reviewing the Company's preliminary proxy statement for the proposed transaction. Shearman & Sterling LLP then spoke with Latham & Watkins LLP, counsel to Yucaipa, to request that the Company be allowed additional time to set a record date for the special meeting and to finalize the proxy statement in order to allow time for the ongoing discussions with Bidder No. 2 to be brought to a definitive conclusion.

        On May 3, a representative of Yucaipa telephoned DrKW and stated that it had engaged litigation counsel and unless the Company terminated its discussions with Bidder No. 2 by 5:00 p.m. the next day, Yucaipa would instruct its litigation counsel to pursue all rights and remedies available to Yucaipa. Also on May 3 and soon after the telephone call to DrKW, the General Counsel of Yucaipa sent a letter to the General Counsel of the Company. In this letter, Yucaipa repeated the allegations made earlier by telephone that the Company's continuing discussions with Bidder No. 2 represented a breach of the Company's obligations under the Purchase Agreement and reiterated that Yucaipa had retained special litigation counsel to aggressively pursue all of Yucaipa's rights and remedies. In addition, Yucaipa requested that a record date for the meeting of the Company's stockholders to vote on the proposed transaction be set immediately and that the related proxy materials be mailed by Friday, May 6. Yucaipa also requested that the board of directors reconfirm its recommendation of the proposed transaction within three business days and noted that a failure to do so would give Yucaipa a right to terminate the Purchase Agreement.

        Also on May 3, Bidder No. 2 sent a letter to the Company indicating that Bidder No. 2 would need until May 11 or May 13 to complete its due diligence.

        The Company's board of directors met on May 4 to receive an update from the Company's advisors regarding the status of the discussions with Bidder No. 2 and its due diligence as well as the recent communications from Yucaipa. After Shearman & Sterling LLP and DrKW reviewed these matters with the board of directors, and after extensive discussion among the directors, the board of directors determined that Bidder No. 2's proposed Option B no longer would reasonably be expected to result in a superior proposal, as such term is defined in the Purchase Agreement. Among the factors considered by the board of directors in reaching this decision were the fact that the shares of the Company's common stock were and, in recent weeks, had been trading at prices in excess of the price proposed by Bidder No. 2, the fact that Bidder No. 2 had been a participant in the process that had led to the proposed transaction with Yucaipa since early November of 2004 and the fact that it would be possible to complete the proposed transaction with Yucaipa as early as the middle of June, while any transaction with Bidder No. 2 would require several months to complete. In addition, the board of directors determined to reconfirm its recommendation of the proposed transaction to the Company's stockholders. Following the meeting, Bidder No. 2 was informed of the decision of the board of directors, and, in accordance with the terms of the Purchase Agreement, further discussions with Bidder No. 2 were terminated.

        On May 5, Bidder No. 2 sent a letter to the Company confirming Bidder No. 2's Option A proposal (as described in Bidder No. 2's letter dated April 1) and setting forth a new proposal, the "New Proposal", pursuant to which Bidder No. 2 would increase the net consideration to be paid to the Company's stockholders in cash under Option B (as described in Bidder No. 2's letter dated April 1) from $7.72 per share to $8.25 per share. The New Proposal was contingent upon the Company permitting Bidder No. 2 to complete its remaining confirmatory due diligence, which the letter stated Bidder No. 2 expected to complete on the timetable described in its letter dated May 3.

        The Company's board of directors met on May 6 to consider the New Proposal described in Bidder No. 2's letter dated May 3. The board of directors determined that the New Proposal would not reasonably be expected to result in a superior proposal, as such term is defined in the Purchase Agreement, because the New Proposal: (i) was not accompanied by evidence of debt or equity financing; (ii) remained subject to the completion of Bidder No. 2's confirmatory due diligence; and (iii) was unlikely to be able to be completed for several months, while the proposed transaction with Yucaipa could, subject to the approval of the Company's stockholders, likely be completed by the middle of June. In making its determination, the board of directors also considered the recent trading prices of the shares of common stock. In addition, the board of directors reaffirmed its recommendation that the Company's stockholders vote in favor of the proposed transaction. As a result of the board of directors' determination, under the terms of the Purchase Agreement, the Company is not permitted to participate in discussions with Bidder No. 2 regarding the New Proposal.

Reasons for the Proposed Transaction

        After careful consideration, the Company's board of directors has unanimously approved the Purchase Agreement and the ancillary agreements and determined to recommend the proposed transaction to its stockholders. In the course of reaching its decision to approve the proposed transaction, the Company's board of directors consulted with senior management and the Company's financial and legal advisors and considered a number of factors, including the following:

  •
  the Company's business, operations, financial condition, strategy and prospects, as well as the risks involved in achieving those prospects, the nature of the supermarket industry, and general industry, economic and market conditions, both on an historical and on a prospective basis;

  •
  the potential value that might result from other alternatives available to the Company, including the alternative of a business combination transaction, as well as the risks and uncertainties associated with those alternatives, including, in particular, the risk that employee attrition could jeopardize a successful closing;

  •
  the extensive efforts made by the Company and its advisors over a period of many months to solicit interest on the part of potential acquirors of the Company, with the result that DrKW spoke to approximately 50 potentially interested parties;

  •
  the publicity these efforts received—especially after the Company announced on December 2, 2004 that it was reviewing its strategic alternatives;

  •
  the efforts made by the Company and its advisors to negotiate definitive transaction agreements with other parties for a business combination transaction in which all outstanding shares of common stock would have been acquired for cash;

  •
  the financial and other terms and conditions of the Purchase Agreement and other ancillary agreements, as reviewed by our board of directors with our financial and legal advisors and the fact that they were the product of arm's-length negotiations between the parties;

  •
  the fact that the consideration is all cash, so that the Company will be able to reduce its leverage and immediately use the invested funds in furtherance of the Company's capital expenditure plans (which could be augmented and accelerated as a result of the investment so that the pace of store renovations could be increased) with the goal of improving the Company's operating performance;

  •
  the expectation that the market price of the Company's shares would increase significantly following announcement of the proposed transaction and allow existing stockholders to sell their shares at a premium to the then current market price;

  •
  the fact that, notwithstanding the potential dilution caused by the exercise of the Series A and Series B warrants, a substantial portion of the Investors' upside was represented by the Series A warrants and the Series B warrants with exercise prices of $8.50 per share of common stock and $15.00 per share of common stock, respectively, thus giving the Investors an incentive to work to increase the Company's value, which would help align their interests with those of the remaining stockholders;

  •
  the fact that the Company's stockholders would have the ability to share in any upside that might result from any future improved performance on the part of the Company;

  •
  the generally successful record of Yucaipa's investment performance;

  •
  the corporate governance and other protections provided for the Company's stockholders (other than the Investors) in the Stockholders' Agreement;

  •
  the current and historical market prices of the common stock, including the market price of the common stock relative to those of other industry participants and general market indices, and the fact that the aggregate consideration of $7.50 per share (which includes fractional interests in both Series A and Series B warrants) represents a premium of approximately 60% to the closing price of the common stock (which does not include fractional interests in both Series A and Series B warrants) on March 22, 2005, the last trading day before the Company entered into the Purchase Agreement;

  •
  the financial presentation of DrKW, including its opinion to the effect that, as of that date and based upon and subject to the assumptions and limitations stated in that opinion, the aggregate consideration of $150 million in cash to be received by the Company in exchange for the issuance and sale of the 20 million shares of common stock and the Series A and Series B warrants in the proposed transaction is fair, from a financial point of view, to the Company (the full text of the written opinion, setting forth the assumptions made, matters considered and limitations in connection with the opinion, is attached as Annex A to this proxy statement; stockholders are urged to read the opinion in its entirety);

  •
  the fact that the board of directors would be able to consider other proposals from third parties and would be able to provide information about the Company to such third parties and negotiate with such third parties, in each case subject to certain limitations;

  •
  the fact that the Company could accept a superior proposal in accordance with the terms of the Purchase Agreement, but only after the special meeting has been held and the proposed transaction is not approved by the Company's stockholders and the Company has provided the Investors at least a three business day period to negotiate in good faith to agree to such adjustments to the Purchase Agreement so that the acquisition proposal no longer constitutes a superior proposal and upon the payment to the Investors of a $6.5 million termination fee and up to $2.0 million in expenses; and

  •
  the risks and costs to the Company if the proposed transaction does not close, including the diversion of management and employee attention.

        The foregoing discussion summarizes the material factors considered by our board of directors in its consideration of the proposed transaction, including factors that support the proposed transaction as well as those that may weigh against it. In view of the wide variety of factors considered by our board of directors, our board of directors did not find it practicable to quantify or otherwise assign relative weights to the foregoing factors. Our board of directors approved and recommends the proposed transaction based upon the totality of the information presented to and considered by it.

Recommendation of the Company's Board of Directors

        After careful consideration, the Company's board of directors, by unanimous vote:

  •
  has determined that the proposed transaction contemplated by the Purchase Agreement is in the best interests of the Company and its stockholders; and

  •
  recommends that Pathmark's stockholders vote "FOR" the approval of the proposed transaction.

Financial Advisor's Opinion

        Our board of directors retained DrKW as its exclusive financial advisor to render an opinion as to the fairness, from a financial point of view, to Pathmark of the $150.0 million cash consideration to be received by Pathmark, which we refer to as the "Purchase Price", in exchange for the issuance and sale of the 20 million shares of common stock and the Series A and Series B warrants in the proposed transaction. At the March 23, 2005 meeting of our board of directors, DrKW delivered its oral opinion, which it later confirmed in a written opinion, dated March 23, 2005, to the effect that, based upon and subject to the various assumptions and limitations set forth therein, as of the date of such opinion, the Purchase Price to be received by Pathmark in exchange for the issuance and sale of the 20 million shares of common stock and the Series A and Series B warrants in the proposed transaction is fair, from a financial point of view, to Pathmark.

        The full text of DrKW's written opinion, dated March 23, 2005, which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken by DrKW in connection with the opinion, is attached as Annex A to this proxy statement and is incorporated herein by reference. You are urged to read the DrKW opinion in its entirety. The summary of the DrKW opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the DrKW opinion.

        In connection with DrKW's role as financial advisor to Pathmark, and in arriving at its opinion, DrKW, among other things:

  •
  reviewed drafts (dated March 22, 2005) of the Purchase Agreement, the Investor Warrant Agreement, the Management Agreement, the Registration Rights Agreement and the Stockholders' Agreement and assumed that the final forms of these documents would not differ in any material respect from the drafts provided to it;

  •
  reviewed and analyzed certain publicly available business and financial information relating to Pathmark for recent years and interim periods to the date of its opinion;

  •
  reviewed certain internal financial and operating information, including financial forecasts, analyses and projections prepared by or on behalf of Pathmark and the Investors and provided to DrKW for purposes of its analyses; and

  •
  met with members of management of Pathmark to review and discuss the foregoing information and, among other matters, Pathmark's business, operations, assets, financial condition and future prospects, including alternatives available to Pathmark in the absence of the proposed transaction.

        In addition, DrKW reviewed and considered:

  •
  certain financial and stock market data relating to Pathmark, and compared that data with similar data for certain other companies, the securities of which are publicly traded, that DrKW believed may be relevant or comparable in certain respects to Pathmark; and

  •
  the financial terms of certain recent minority investments, acquisitions and business combination transactions in the supermarket industry specifically, and in other industries generally, that DrKW believed may be reasonably comparable to the proposed transaction or otherwise relevant to its inquiry.

        DrKW also performed such other financial studies, analyses and investigations and reviewed such other information as it considered appropriate for purposes of its opinion. In addition, over the six months preceding the date of its opinion, DrKW had been in contact with more than 50 parties to determine and solicit interest in acquiring all or a substantial part of Pathmark.

        In its review and analyses and in formulating its opinion, DrKW assumed and relied upon the accuracy and completeness of all of the historical financial and other information provided to or discussed with it or publicly available, and DrKW did not assume any responsibility for independent verification of any such information. DrKW also assumed and relied upon the reasonableness and accuracy of the financial projections, forecasts and analyses provided to it, and assumed that such projections, forecasts and analyses were reasonably prepared in good faith and on bases reflecting the best currently available judgments and estimates of Pathmark's management or the Investors, as applicable. DrKW did not express any opinion with respect to such projections, forecasts and analyses or the assumptions upon which they are based. In addition, DrKW did not review any of the books and records of Pathmark, or assume any responsibility for conducting a physical inspection of the properties or facilities of Pathmark, or for making or obtaining an independent valuation or appraisal of the assets or liabilities of Pathmark, and no such independent valuation or appraisal was conducted by or provided to DrKW.

        The DrKW opinion is necessarily based on economic and market conditions and other circumstances as they existed and could be evaluated by DrKW as of March 23, 2005.

        In the ordinary course of its business, DrKW and its affiliates may actively trade the debt and equity securities of Pathmark for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

        As our board of directors is aware, DrKW is acting as financial advisor to Pathmark in connection with the proposed transaction and will receive a fee for its services, a significant portion of which is contingent upon the consummation of the proposed transaction, as well as a fee for rendering its opinion. In addition, DrKW has performed various investment banking services for Pathmark from time to time in the past and has received customary fees for rendering such services. In particular, in 2000, DrKW acted as financial advisor to Pathmark during its reorganization under Chapter 11 of the U.S. Bankruptcy Code. Also, in 2002, DrKW acted as transaction coordinator and joint bookrunner in Pathmark's offering of $200 million 8.75% Senior Subordinated Notes due 2012.

        Set forth below is a brief summary of certain financial analyses performed by DrKW in connection with its opinion and reviewed with Pathmark's board of directors at its meeting on March 23, 2005. Subsequent to March 23, 2005 and after further review, DrKW revised its analysis of the value of the Series A and Series B warrants. DrKW informed our board of directors of the impact of the revised analysis on the implied net purchase price for the 20 million shares of common stock and confirmed to the Company that such revised analysis, had it been available on March 23, 2005, would not have altered DrKW's opinion as of such date in respect of the proposed transaction. The summary set forth below does not purport to be a complete description of DrKW's analyses. The following summary includes information presented in tabular format. In order to understand fully the financial analyses used by DrKW, the tables must be read together with the text of each summary.

  Valuation of Series A and Series B Warrants.

        In determining the value of the cash consideration to be received by Pathmark for solely the 20 million shares of common stock, DrKW analyzed the value of the Series A and Series B warrants using the generally accepted Black-Scholes option valuation model. Based on an assumed volatility range of the common stock (based on, among other things, comparable companies' common stock volatilities and the terms of the Series A and Series B warrants), DrKW's revised analysis subsequent to March 23, 2005 yielded an implied net purchase price for the 20 million shares of common stock of $135.5 million to $143.4 million in the aggregate, or $6.77 to $7.17 per share.

  Premium Analysis.

        DrKW examined the premiums paid in minority purchases (where 20.0%-49.9% of the target company's equity interest was acquired) since 2000, excluding block trades, tender offers and other open market purchases, where the target company had a total enterprise value (defined as market capitalization plus net debt) between $500 million and $1.5 billion. DrKW derived a premiums-paid range of the closing stock price for each target company in the minority purchase transactions one day, one week and one month prior to the announcement of the acquisition. DrKW compared the premium implied by the purchase price for the 20 million shares of common stock and the Series A and Series B warrants of $150 million in cash in the aggregate ($7.50 per unit) as well as that implied by the estimated net purchase price for the 20 million shares of common stock (based on the mid-point of the assumed volatility range) of $139.6 million in the aggregate ($6.98 per share) with the premiums paid in the minority purchase transactions and observed that both the Purchase Price and the estimated net purchase price represent a larger premium over Pathmark's recent trading levels as compared to the premiums paid in those transactions. The following table sets forth the mean and median premiums paid in the minority purchases and those to be paid in the proposed transaction.

	Premiums Paid
	1 Day	1 Week	1 Month
Minority Purchases
Mean	21.8%	24.7%	35.6%
Median	9.5%	10.5%	15.4%
Pathmark
Purchase Price ($7.50)	59.9%	53.4%	46.8%
Estimated Net Purchase Price ($6.98)	48.8%	42.8%	36.6%

  Comparable Company Analysis.

        DrKW reviewed and compared certain financial and operating information and commonly used valuation measurements for Pathmark to corresponding publicly available information and valuation measurements for a group of publicly traded supermarket chains in the United States. Specifically, DrKW compared Pathmark with a group of four "super-regional" supermarket chains (consisting of Albertson's, Delhaize, Kroger and Safeway) and four "regional" supermarket chains (consisting of Great A&P, Ingles Markets, Marsh Supermarkets and Weis Markets). Although none of these companies is directly comparable to Pathmark, these companies were chosen because they are publicly traded companies with operations that DrKW considered reasonably similar to the operations of Pathmark.

        For each of these comparable companies, DrKW calculated and compared, among other things, the following public market multiples:

  •
  enterprise value as a multiple of (1) sales for the last twelve months and estimated sales for 2005, (2) EBITDA (defined as earnings before interest, taxes, depreciation and amortization) for the last twelve months and estimated EBITDA for 2005 and (3) EBIT (defined as earnings before interest and taxes) for the last twelve months and estimated EBIT for 2005;

  •
  market capitalization as a multiple of (1) net income for the last twelve months and estimated net income for 2005 and (2) book value as of the last quarter end;

  •
  total debt as a multiple of EBITDA for the last twelve months;

  •
  EBITDA as a multiple of (1) interest expense and (2) interest expense plus capital expenditure; and

  •
  return on assets.

        The following tables set forth some information concerning the mean and median multiples for the super-regional and the regional supermarket chains and the related multiples for Pathmark:

Comparable Companies (Historical) Trading Multiples

	Enterprise Value as a Multiple of			Market Capitalization as a Multiple of
	LTM Sales	LTM EBITDA	LTM EBIT	LTM Net Income	Last Quarter End Book Value
Mean—Super-Regional	0.38x	6.0x	10.0x	13.1x	1.8x
Median—Super-Regional	0.38x	6.0x	10.3x	13.0x	1.7x
Mean—Regional	0.28x	6.5x	12.3x	15.4x	1.4x
Median—Regional	0.28x	6.1x	12.9x	15.4x	1.5x
Pathmark	0.20x	5.4x	13.2x	NM	0.4x

Comparable Companies (Forward) Trading Multiples

	Enterprise Value as a Multiple of			Market Capitalization as a Multiple of
	2005E Sales(1)	2005E EBITDA(1)	2005E EBIT(1)	2005E Net Income(1)
Mean—Super-Regional	0.37x	5.8x	10.0x	13.2x
Median—Super-Regional	0.36x	5.8x	10.3x	13.2x
Mean—Regional	0.27x	5.9x	NM	NM
Median—Regional	0.27x	5.9x	NM	NM
Pathmark	0.19x	5.3x	13.3x	NM

(1)
Estimates for Pathmark were provided by management, as reflected in its projections of Pathmark on a stand-alone basis provided to DrKW for this purpose. DrKW used research reports to calculate the multiples for the comparable companies.

        In order to address factors deemed relevant to the common stock, DrKW focused on certain multiples of the comparable companies to derive a range of multiples. DrKW then applied this range of multiples to Pathmark's estimated sales, EBITDA, EBIT, and net income for, and book value as of the end of, fiscal year 2004 as well as Pathmark's estimated sales, EBITDA, EBIT and net income for fiscal year 2005 (as reflected in management's projections of Pathmark on a stand-alone basis provided to DrKW for this purpose), and derived a range of implied prices per share of the common stock. DrKW observed that the common stock price implied by these multiples ranged from a low of negative value to a high of $23.29 (applying a 35% acquisition premium). However, using the range of multiples based on EBITDA of the comparable companies, a commonly used multiple, DrKW observed that the common stock price implied by this multiple ranged from a low of $2.96 to a high of $9.71 (excluding a 35% acquisition premium) and a low of $4.00 to a high of $13.11 (applying a 35% acquisition premium).

        None of the companies utilized for comparison are identical to Pathmark. Accordingly, DrKW believes that the analysis of publicly traded comparable companies is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, reflected in DrKW's opinion, concerning differences in financial and operating characteristics of the comparable companies (such as size, scope and scale as well as the competitive environment in which the companies operate) and other factors that could affect the public trading value of the comparable companies.

  Comparable Acquisitions Analysis.

        DrKW selected merger and acquisition transactions in the supermarket industry since 1985, reviewed their transaction prices in terms of market capitalization and total enterprise value and calculated the following historical multiples:

  •
  enterprise value as a multiple of (1) sales, (2) EBITDA and (3) EBIT; and

  •
  market capitalization as a multiple of (1) net income and (2) book value.

        DrKW observed that the data demonstrated that the supermarket industry consolidated in the 1990s and acquisition multiples increased substantially over time, with the larger operators, such as Ahold, Albertson's, Kroger and Safeway, paying significant EBITDA multiples for leading regional operators, but in recent years, the acquisition multiples paid for supermarket companies have generally been lower compared to that time period.

        The following table sets forth the mean, median, high and low multiples for the comparable acquisitions:

Market Capitalization as a Multiple of(1)
Enterprise Value as a Multiple of(1)
				Net Income	Book Value
	Sales	EBITDA	EBIT
Mean	0.37x	7.9x	13.7x	20.9x	3.3x
Median	0.30x	7.5x	12.1x	20.7x	3.1x
High	1.06x	12.6x	38.9x	35.5x	7.9x
Low	0.11x	4.4x	6.7x	3.5x	0.8x

(1)
Source: SDC, news reports and company financials, including estimates by DrKW.

        In order to address factors deemed relevant to Pathmark's valuation, DrKW focused on certain multiples of the comparable acquisitions to derive a range of multiples. DrKW then applied these multiples to Pathmark and derived a range of imputed valuation for the common stock of negative value (based on comparable net income acquisition multiples) to $43.42 per share (based on comparable book value acquisition multiples).

        Because the reasons for, and circumstances surrounding, each of the comparable acquisitions analyzed were so diverse, and due to the inherent differences between the operations and financial conditions of Pathmark and the companies involved in the comparable acquisitions, DrKW believes that a comparable acquisition analysis is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, reflected in DrKW's opinion, concerning differences between the characteristics of these transactions and the proposed transaction that could affect the value of the subject companies and businesses and Pathmark.

  Discounted Cash Flow Analysis.

        DrKW performed a discounted cash flow analysis for Pathmark. DrKW calculated the discounted cash flow value for Pathmark as the sum of the net present values of (1) the estimated future cash flow that Pathmark will generate for fiscal years 2004 through 2009, plus (2) the estimated terminal value of Pathmark at the end of such period. The estimated future cash flows for fiscal years 2004 through 2007 were based on the financial projections prepared by Pathmark's management (as reflected in management's projections previously reviewed by our board of directors and in management's projections of Pathmark on a stand-alone basis provided to DrKW for this purpose) and those for fiscal years 2008 through 2009 were based on DrKW's estimates (calculated at constant growth rates and margins except for certain components, which were kept constant at estimated fiscal year 2007 levels). The terminal values of Pathmark were calculated based on projected EBITDA for 2009 and a range of multiples from 4.0x to 8.0x. DrKW used discount rates ranging from 9.0% to 11.0%. DrKW used such discount rates based on its judgment of the estimated weighted average cost of capital of Pathmark, and used such multiples based on its review of the trading characteristics of the common stock of certain of the comparable companies. The following table presents the range of common stock price values implied by the resulting discounted cash flow analysis, based on each set of management's projections, utilizing terminal values based on an EBITDA exit multiple in the range of 4.5x to 5.5x (in the case of management's projections reviewed by our board of directors, which are identified as Case 1 in the table below) and 5.5x to 6.5x (in the case of management's projections of Pathmark on a stand-alone basis provided to DrKW for this purpose, which are identified as Case 2 in the table below), which were discounted at a range of rates from 9.0% to 11.0%.

DCF Analysis Price Range
	Case 1	Case 2
Implied Pathmark Stock Price	$1.15-$6.82	$6.99-$12.74

        While the foregoing summary describes the analyses and factors that DrKW deemed material in its presentation to our board of directors, it is not a comprehensive description of all analyses and factors considered by DrKW or its presentation to our board of directors. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to particular circumstances and, therefore, such an opinion is not readily susceptible to partial analyses or summary description. DrKW believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all factors and analyses, would create an incomplete view of the evaluation process underlying its opinion. In arriving at its opinion, DrKW considered the results of all of the analyses as a whole.

        The analyses were prepared solely for the purpose of DrKW providing its opinion to our board of directors as to the fairness, from a financial point of view, to Pathmark of the Purchase Price to be received by Pathmark in exchange for the issuance and sale of the 20 million shares of common stock and the Series A and Series B warrants in the proposed transaction and do not purport to be appraisals or to necessarily reflect the prices at which businesses or securities actually may be sold. In performing its analyses, DrKW made numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business, regulatory and economic conditions and other matters, many of which are beyond the control of Pathmark. Analyses based on forecasts and estimates of future results are not necessarily indicative of actual values or future results, which may be more or less favorable than those suggested by such analyses. Because such assumptions, forecasts and estimates are inherently subject to uncertainty, DrKW does not assume any responsibility for their accuracy.

        DrKW did not attribute any particular weight to any analysis or factor considered by it, nor, except as set forth above, did it derive any value from, or draw any conclusion with respect to fairness based on any particular analysis. Rather, DrKW made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

        DrKW concluded that, in its judgment, including the full range of its analyses described above, the Purchase Price to be received by Pathmark in exchange for the issuance and sale of the 20 million shares of common stock and the Series A and Series B warrants in the proposed transaction was, as of the date of its opinion, fair, from a financial point of view, to Pathmark. As discussed above, DrKW's opinion to our board of directors was one of a number of factors taken into account by our board of directors in making its determination to approve the proposed transaction.

        DrKW is an investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. We selected DrKW as a financial advisor because DrKW is an internationally recognized investment banking firm, and members of DrKW have substantial experience in transactions such as the proposed transaction and in the valuation of companies.

        The DrKW opinion was for the benefit and use of Pathmark's board of directors in its consideration of the proposed transaction, and does not constitute a recommendation to any stockholder with respect to how such stockholder should vote with respect to the proposed transaction or any other matter.

        The DrKW opinion addresses only the fairness, from a financial point of view, to Pathmark of the Purchase Price to be received by Pathmark in exchange for the issuance and sale of the 20 million shares of common stock and the Series A and Series B warrants in the proposed transaction, and does not express any views on any other terms (financial or otherwise) of the proposed transaction or the other transactions contemplated by the Purchase Agreement or the ancillary agreements or any term of the Purchase Agreement or the ancillary agreements. Specifically, the DrKW opinion does not address Pathmark's underlying business decision to effect the proposed transaction or Pathmark's proposed use or uses of the proceeds of the proposed transaction. DrKW assumed, with the permission of our board of directors, that the Purchase Price would not be reduced by any amounts payable from and after the closing of the proposed transaction to the Investors pursuant to the Purchase Agreement or any of the ancillary agreements. DrKW did not express any opinion as to the prices at which the common stock would trade following the announcement or the consummation of the proposed transaction, whether the Series A and Series B warrants would be exercised at any point in the future or what the value of the Series A and Series B warrants or the shares of the common stock issuable upon exercise of the Series A and Series B warrants actually would be when (and if) issued as contemplated by the Purchase Agreement or the Warrant Agreement, as applicable, which all might vary depending upon, among other factors, changes in interest rates, market conditions, general economic conditions and other factors that generally influence the price of securities.

        On March 21, 2005, another bidder submitted a proposal to acquire all of the common stock for cash, which we refer to as the "Alternative Proposal". The form of merger agreement submitted with the Alternative Proposal was not in a form capable of being executed by Pathmark immediately, and the Alternative Proposal was not accompanied by evidence of financing, such as executed commitment letters, reflecting the transaction structure that the bidder had proposed to Pathmark during prior negotiations. Our board of directors informed DrKW that it had concluded that the proposed transaction represented the best value reasonably available to the stockholders of Pathmark. With the permission of our board of directors, in rendering its opinion, DrKW did not address the relative merits of the proposed transaction, any other agreements or other matters provided for or contemplated by the Purchase Agreement or the ancillary agreements or any other transaction that may be or might have been available as an alternative to the proposed transaction (including the Alternative Proposal), whether or not any such alternative could be or have been achieved, or the terms upon which any such alternative transaction could be or have been achieved.

        As compensation for DrKW's services relating to its fairness evaluation in connection with the proposed transaction, Pathmark agreed to pay DrKW a customary fee, which was payable on March 23, 2005, the date on which DrKW rendered its opinion. In addition, Pathmark agreed to reimburse DrKW for its reasonable out-of-pocket expenses related to its engagement, including the fees, disbursements and other charges of counsel. Pathmark also has agreed to indemnify DrKW and specified related persons against specific liabilities relating to or arising out of its engagement or the proposed transaction, including certain liabilities under the federal securities laws.

Ownership Upon Closing

        Set forth below is a table depicting the ownership of the common stock upon the closing of the proposed transaction, based on the following assumptions:

  •
  that the number of outstanding shares of common stock is based upon the number outstanding as of the record date of May 6, 2005;

  •
  that the Series A warrants are exercised in full at the closing;

  •
  that the Series B warrants could be immediately exercised at the closing (even though they will not be exercisable at the closing) and are exercised in full for cash at the closing; and

  •
  that no options or warrants for the purchase of common stock will be exercised, other then the Series A and Series B warrants.

Name	Number of Shares Owned	Number of Shares Assuming Exercise of All Series A Warrants	Number of Shares Assuming Exercise of All Series B Warrants	Percent of Outstanding Shares Assuming No Exercise of Warrants	Percent of Outstanding Shares Assuming Exercise of All Series A Warrants	Percent of Outstanding Shares Assuming Exercise of All Series B Warrants
Investors/Yucaipa	20,000,000	30,060,000	45,106,350	39.94%	49.99%	60.00%
Other Shareholders	30,071,192	30,071,192	30,071,192	60.06%	50.01%	40.00%

Total	50,071,192	60,131,192	75,177,542	100.00%	100.00%	100.00%

Use of Proceeds

        Pathmark will initially use the proceeds from the transaction to temporarily reduce its borrowings under its current bank credit agreement before implementing plans to upgrade its existing store base and open additional stores, positioning the Company for improved top line growth and profitability.

Interests of the Company's Directors and Executive Officers in the Proposed Transaction

  Company Stock Options

        As of the record date, there were approximately 5,472,538 shares of common stock reserved for issuance upon the exercise of stock options granted to our executive officers and directors under our stock option plans, of which approximately 850,000 are attributable to each of Ms. Scott and Mr. Vitrano. Under the terms of our stock option plans, all such stock options will become immediately vested and exercisable effective as of a "change in control," which is defined to include the acquisition by any person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) of 35% or more of the then outstanding shares of common stock. Because the Investors comprise such a "group" and will own approximately 40% of the outstanding shares of common stock upon the closing, the proposed transaction will be a "change in control" under our stock option plans.

  Employment Agreements

        As of October 16, 2002, Pathmark entered into employment agreements with each of Ms. Scott, as Chief Executive Officer, and Mr. Vitrano, as President and CFO. Pathmark has also entered into employment agreements with each of Messrs. Whitney, Joyce, Gutman, Strassler, Kramer, Adelhardt and Derderian. Each of the employment agreements has a two-year term, which renews automatically each year for an additional one-year term unless proper notice is provided by either party to the other of such party's desire to terminate the agreement. Each of the employment agreements provides for an annual base salary that will be reviewed at the discretion of the Compensation Committee, but may not be reduced. Each of the employment agreements also provides that the executive will be entitled to participate in our Executive Incentive Plan and will be provided the opportunity to participate in pension and welfare plans, programs and arrangements that are generally made available to executives of Pathmark, or as may be deemed appropriate by the Compensation Committee. The employment agreements contain agreements by the executives not to compete with Pathmark as long as they are receiving payments under the employment agreement. The employment agreement with Ms. Scott provides that Pathmark will take all responsible steps to assure that Ms. Scott is elected or appointed to Pathmark's board of directors.

        In the event of the "involuntary termination" of any of the above named executives, that executive is entitled to receive his or her base salary and continued coverage under health and insurance plans for a period of two years from the date of such "involuntary termination". As used in the employment agreements, "involuntary termination" means termination of the executive's employment by Pathmark other than for "cause" or termination by the executive for "good reason". Termination of the executive's employment for "cause" is defined generally as termination because of a felony conviction, perpetration by the executive of a material dishonest act or fraud against Pathmark, the executive's material breach of the employment agreement or willful and repeated failure to perform material duties of employment. Termination by the executive for "good reason" is defined generally as resignation because of Pathmark's failure to pay a material amount of the executive's compensation or other material breach of the employment agreement and Pathmark's failure to extend the term of the employment agreement. In addition, termination for "good reason" is also defined as resignation because of a material, adverse reduction or diminution in the executive's title, duties, positions or responsibilities with Pathmark.

  Supplemental Retirement Agreements

        Pathmark has entered into a supplemental retirement agreement with each of Ms. Scott and Messrs. Vitrano, Joyce, Whitney, Gutman, Strassler, Kramer, Derderian and Adelhardt, which provides that each executive will be paid upon termination of employment after attainment of age 60 a supplemental pension benefit in such an amount as to assure him or her an annual amount of pension benefits payable under the agreement and certain of Pathmark's retirement plans equal to the lesser of (i) 30% of his or her final average compensation based on ten years of service with Pathmark and increasing 1% per year for each year of service thereafter, to a maximum of 40%, of his or her final average compensation, or (ii) $250,000, which we refer to as the "Cap", with respect to Ms. Scott and Messrs. Vitrano, Joyce, Kramer and Derderian, $150,000 with respect to Mr. Gutman and $100,000 with respect to Messrs. Strassler and Adelhardt. The supplemental retirement agreements provide that on a change of control (including as a result of the transactions contemplated under the Purchase Agreement and the ancillary agreements), with respect to Messrs. Kramer and Derderian, the executive will become immediately vested under the agreement and, with respect to Ms. Scott and Messrs. Vitrano, Strassler and Adelhardt, the Cap will be increased to $480,000 with respect to Ms. Scott, $440,000 with respect to Mr. Vitrano and $150,000 with respect to Messrs. Strassler and Adelhardt.

  Continuing Service on the Board of Directors

        Prior to the closing of the proposed transaction, Ms. Scott and Mr. Vitrano will resign from the Company's board of directors. It is currently expected that Messrs. Begley, Bryant, Fitzgerald, Freedman, Hartman and Moody will remain on the Company's board of directors following the closing. As a continuing non-employee member on the Company's board of directors, Messrs. Begley, Bryant, Fitzgerald, Freedman, Hartman and Moody will be entitled to receive customary retainers based on an annualized rate of $50,000 a year. Messrs. Begley, Bryant, Fitzgerald, Freedman, Hartman and Moody will also receive $2,500 for each board meeting attended ($1,250 for a telephonic meeting) and $2,000 for each committee meeting attended ($1,000 for a telephonic meeting). In addition, Messrs. Begley and Fitzgerald will each receive a retainer of $5,000 per year for serving as Chairman of the Compensation and Governance Committees, respectively and Mr. Freedman will receive a retainer of $10,000 for serving as Chairman of the Audit Committee. As the Chairman of the board of directors, Mr. Moody will receive an additional retainer of $50,000 per year.

        In addition, each member of the board of directors who has not been an employee of the Company or any of its subsidiaries for at least one year prior to the date of grant automatically receives a non-qualified option to purchase 5,000 shares on the date of each annual meeting of stockholders, pursuant to the 2000 Non-Employee Directors Equity Plan. The option price for each option granted is the fair market value of the common stock on the date of grant. Options, vest and become exercisable in three equal annual installments beginning on the first anniversary of the grant date, and expire five years after the date of grant (subject to earlier termination if the director ceases to serve as a director).

Regulatory Approvals

        The Hart-Scott-Rodino Antitrust Improvements Act of 1976 and related rules provide that transactions such as the proposed transaction may not be completed until certain information has been submitted to the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice and specified waiting period requirements have been satisfied. On April 1, 2005, the Company and Yucaipa Corporate Initiatives Fund I, L.P. each filed a Notification and Report Form with the Antitrust Division and the Federal Trade Commission and requested an early termination of the waiting period. On April 14, 2005, the Company and Yucaipa Corporate Initiatives Fund I, L.P. received early termination of the waiting period.

        Under the Purchase Agreement, the Company and the Investors have agreed to use their reasonable best efforts to obtain all required governmental approvals in connection with the completion of the proposed transaction. In addition, the Company and the Investors have agreed to cooperate and use their reasonable best efforts to defend through litigation on the merits any action, including administrative or judicial, in order to avoid the entry of an injunction or other order that restricts, prevents, or prohibits the completion of the proposed transaction by August 31, 2005 including by vigorously pursuing all available avenues of administrative and judicial appeal.

        Except as noted above with respect to the required filings under the Hart-Scott-Rodino Act at or before the closing of the proposed transaction, we are unaware of any material federal, state or foreign regulatory requirements or approvals required for completion of the proposed transaction.

Special Considerations

        The presence of a significant stockholder may affect the ability of a third party to acquire Pathmark. Based upon the number of outstanding shares of common stock on the record date, and excluding any shares issuable upon the exercise of currently outstanding options or warrants, if the proposed transaction is completed, the Investors will acquire shares equal to approximately 40% of the outstanding shares of common stock, and Series A and Series B warrants. If the Investors were to exercise their Series A warrants in full at the closing, the Investors would own approximately 49.9% of the outstanding shares of common stock. If the Investors were to exercise their Series A and Series B warrants in full for cash at the closing (which, in the case of the Series B warrants, they will not be able to do), the Investors would own approximately 60% of the outstanding shares of common stock. These shares will be subject to the Stockholder's Agreement between Pathmark and the Investors. Under the Stockholder's Agreement, the Investors will generally be entitled to appoint a number of directors that is one less than a majority of the Company's board of directors. Although these directors will not make a majority, they may exercise influence over the decisions of the Company's board of directors. In addition, the Stockholders' Agreement grants veto rights to the Investors with respect to mergers, consolidations, asset sales and certain other actions.

        The existence of a significant stockholder of Pathmark may have the effect of making it more difficult for a third-party to acquire, or for the Independent Directors (defined below) to discourage a third-party from seeking to acquire, a majority of the outstanding shares of common stock. As to the latter, the Investors have agreed, however, that they will not enter into any arrangements or understandings with a third-party with respect to any offer to purchase the Company's securities until five years after the closing (or earlier upon certain termination events), unless such offer is approved by a majority of the Independent Directors. Additionally, the Investors may not tender into any offer that the Company's board of directors has not recommended, unless a majority of the shares of common stock (other than shares held by the Investors) have been tendered. For a more detailed description of the relationship between the Company and the Investors, see the "Stockholders' Agreement" starting on page 46.

Board of Directors Upon Closing

        It is currently expected that Messrs. Begley, Bryant, Fitzgerald, Freedman, Hartman and Moody will remain on the Company's board of directors following the closing and will constitute the Independent Directors. In addition, Yucaipa has indicated that it currently expects to designate the following five individuals to serve on our board of directors as the Investors' appointees:

        Tom Dahlen.    Mr. Dahlen, a Partner at Yucaipa, has over 35 years of experience in the supermarket industry. Prior to joining Yucaipa, Mr. Dahlen was Executive Vice President and President of Fleming Retail and Corporate Marketing. Prior to his work with the Fleming Companies, Mr. Dahlen was Chairman, President and CEO of Furr's Supermarkets, Executive Vice President of Ralphs Grocery Company and Executive Vice President of Food 4 Less Inc., where he was instrumental in growing Food 4 Less from a handful of stores to over 100 stores and becoming a leading Southern California supermarket chain.

        Mike Duckworth.    Mr. Duckworth is a Partner at Yucaipa. Mr. Duckworth joined Yucaipa in 2004 and has been associated with the firm since 1989. Prior to joining Yucaipa in 2004, Mr. Duckworth was Head of West Coast Financial Sponsor Coverage and Leveraged Finance for Merrill Lynch, where he managed Merrill Lynch's relationships with private equity firms throughout the region, focusing on leveraged finance and merger and acquisition transactions. Prior to Merrill Lynch, Mr. Duckworth was a Managing Director at Bankers Trust/Deutsche Bank Alex. Brown where he maintained a similar emphasis on working with financial sponsors and leveraged finance.

        Gregory Mays.    Mr. Mays is currently the Chief Financial Officer of Simon Worldwide, Inc. and a Director of Source Interlink Companies Inc. and Simon Worldwide. Mr. Mays has held numerous executive and financial positions in the supermarket industry during his career. Most recently, Mr. Mays was Executive Vice President of Ralphs Grocery Company from 1995 to 1999. Prior to that, Mr. Mays was Executive Vice President of Food 4 Less Inc. and Chief Executive Officer and President of Almacs' Supermarkets.

        Tony Schnug.    Mr. Schnug is the Chief Executive Officer of Americold Realty Trust and a Director of Americold Realty Trust, Digital On-Demand, Inc. and Source Interlink Companies Inc. Mr. Schnug has extensive experience in the supermarket industry, serving Executive Vice President of Corporate Operations at Fred Meyer and Senior Vice President of Administration at Food 4 Less, Inc. Mr. Schnug was also an executive at Ralphs Grocery Company where he oversaw post-merger integrations with both Food 4 Less and Fred Meyer.

        Ira Tochner.    Mr. Tochner, a Partner at Yucaipa, has been affiliated with Yucaipa since 1988. Mr. Tochner has substantial experience in the supermarket industry, serving as Director of Financial Reporting for Food 4 Less, Inc. and as an Audit Manager at Arthur Andersen & Co. specializing in retail and food processing businesses. At Yucaipa, Mr. Tochner is responsible for all aspects of the deal process and has actively participated in all of Yucaipa's transactions in the supermarket industry since joining the firm.

Federal Income Tax Matters

        For U.S. federal income tax purposes, no income, gain or loss will be recognized by the Company's stockholders in connection with the proposed transaction.

Absence of Appraisal Rights

        The Company is incorporated in the State of Delaware and, accordingly, subject to the Delaware General Corporation Law, or the "DGCL". The Company's stockholders are not entitled to appraisal rights under the DGCL with respect to the proposed transaction.

THE PURCHASE AGREEMENT

        On March 23, 2005, the Investors, Yucaipa (as representative for the Investors) and the Company entered into the Purchase Agreement. The summary of the material terms of the Purchase Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached to this proxy statement as Annex B and which we incorporate by reference into this document. This summary may not contain all of the information about the Purchase Agreement that is important to you. We encourage you to read carefully the Purchase Agreement in its entirety.

Consideration to be Paid in the Proposed Transaction

        Upon the terms and conditions contained in the Purchase Agreement, we will issue to the Investors, for an aggregate cash purchase price of $150 million, 20,000,000 investment units that consist in aggregate of: (i) 20,000,000 shares of common stock; (ii) Series A warrants to purchase 10,060,000 additional shares of common stock; and (iii) Series B warrants to purchase 15,046,350 additional shares of common stock.

Closing of the Proposed Transaction

        Unless the parties agree otherwise, the proposed transaction will close two days after the satisfaction or waiver of all the conditions in the Purchase Agreement. The parties expect to close the proposed transaction in the summer of 2005.

Representations and Warranties of the Company and the Investors

        In the Purchase Agreement the Company makes various customary representations and warranties. Our representations and warranties relate to, among other things:

  •
  our and our subsidiaries' proper organization, good standing and corporate power to operate our businesses;

  •
  our certificate of incorporation and bylaws and those of our subsidiaries;

  •
  our capitalization, including in particular the number of shares of common stock, warrants and stock options outstanding;

  •
  our corporate power and authority to enter into the Purchase Agreement and the ancillary agreements and to consummate the proposed transaction;

  •
  the absence of any violation of or conflict with our organizational documents, applicable law or certain agreements as a result of entering into the Purchase Agreement and the ancillary agreements and consummating the proposed transaction;

  •
  required consents and approvals of governmental entities as a result of the proposed transaction;

  •
  our possession of all licenses and permits necessary to operate our properties and carry on our business;

  •
  our SEC filings since February 1, 2002 and the financial statements contained therein;

  •
  the absence of certain changes and events since January 31, 2004;

  •
  the absence of litigation or outstanding court orders against us;

  •
  employment and labor matters affecting us, including matters relating to our employee benefit plans;

  •
  the accuracy and completeness of information supplied by us in this proxy statement;

  •
  real property owned and leased by us and title to assets;

  •
  our intellectual property;

  •
  taxes;

  •
  environmental matters;

  •
  material contracts;

  •
  the absence of agreements with or for the benefit of any person who is a holder of more than 5% of our outstanding equity securities;

  •
  our insurance arrangements;

  •
  our implementation of certain internal controls over financial reporting and a system of disclosure controls as required by the Securities Exchange Act of 1934, as amended, or the "Exchange Act", and the Sarbanes-Oxley Act;

  •
  the absence of any sale of securities by us or our subsidiaries that would subject the proposed transaction to the registration provisions of the Securities Act of 1933, as amended, or the "Securities Act";

  •
  the required vote of our stockholders in connection with the approval of the proposed transaction;

  •
  the absence of any application of section 203 of DGCL or other state takeover laws;

  •
  receipt by us of a fairness opinion from DrKW; and

  •
  the absence of undisclosed broker's fees.

        In the Purchase Agreement, the Investors make various customary representations and warranties. Their representations and warranties relate to, among other things:

  •
  their proper organization and good standing;

  •
  their corporate power and authority to enter into the Purchase Agreement and the ancillary agreements and to consummate the proposed transaction;

  •
  the absence of any violation of or conflict with any of their organizational documents, applicable law or certain agreements as a result of entering into the Purchase Agreement and the ancillary agreements and consummating the proposed transaction;

  •
  their investment purpose for acquiring the securities in the proposed transaction;

  •
  their understanding of the status, limitations on transfers and other restrictions of the securities they will receive in the proposed transaction;

  •
  their status as "accredited investors";

  •
  the sufficiency of their available funds at closing to consummate the proposed transaction;

  •
  the accuracy and completeness of information supplied by them in this proxy statement;

  •
  the ownership by them and their affiliates of our capital stock as of the date of the Purchase Agreement; and

  •
  the absence of any broker's fees.

        For the purposes of the Purchase Agreement, "material adverse effect" means any event, circumstance, change or effect that, either individually or combined with all other events, circumstances, changes or effects:

  •
  has or would have a material adverse effect on the business, operations, assets, liabilities (including contingent liabilities), financial condition or results of operations of the Company and its subsidiaries, taken as a whole; or

  •
  materially impairs or would materially impair the ability of the Company to consummate the proposed transaction and perform its other obligations under the Purchase Agreement and the ancillary agreements.

        A "material adverse effect" will not be deemed to have occurred, however, as a result of any event, circumstance, change or effect arising out of or attributable to:

  •
  any decrease in the market price of the common stock, but not any event, circumstance, change or affect underlying such decrease to the extent that it would otherwise constitute a material adverse effect;

  •
  any events, circumstances, changes or effects that affect the supermarket business generally and that do not disproportionately impact the Company and its subsidiaries;

  •
  any changes in the securities markets generally that do not disproportionately impact the Company and its subsidiaries;

  •
  any changes in general economic, legal, regulatory or political conditions in the geographic regions in which the Company and its subsidiaries operate that do not disproportionately impact the Company and its subsidiaries.

Conduct of Our Business Pending the Closing

        Under the Purchase Agreement, we have agreed that, subject to certain exceptions, between March 23, 2005 and the closing we and our subsidiaries will:

  •
  conduct our business in the ordinary course of business consistent with past practice;

  •
  use our reasonable efforts to preserve substantially intact our and our subsidiaries' business organization, to keep available the services of our and our subsidiaries' current officers, employees and consultants and to preserve our and our subsidiaries' current relationships with customers, suppliers and other persons with which we have significant business relations.

        We have also agreed that during the same time period, and again subject to certain exceptions or unless the Investors give their prior written consent, we and our subsidiaries will not:

  •
  amend or otherwise change our organizational documents;

  •
  issue, sell or encumber any of our or our subsidiaries' securities, real property or tangible or intangible assets;

  •
  declare or pay any dividends or other distributions with respect to our common stock;

  •
  reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of our or our subsidiaries' equity interests;

  •
  acquire any business, corporation, partnership, other business organization or any division thereof;

  •
  incur any indebtedness, make loans or grant security interests in any assets, other than borrowings in the ordinary course of business under the Company's existing credit facility;

  •
  terminate, enter into or materially change any material contracts;

  •
  make or authorize any capital expenditure or purchases of fixed assets other than as set forth in our capital expenditure plan;

  •
  increase, adopt, terminate or amend compensation, retention, severance or benefit plan arrangements;

  •
  make, change or rescind any material tax election, file any amended tax return, enter into any closing agreement relating to taxes, waive or extend the statute of limitations in respect of taxes, or settle or compromise any material U.S. federal, state or local income tax liability, audit, claim or assessment, or surrender any right to claim for a tax refund;

  •
  take any action, other than actions required by Generally Accepted Accounting Principles, or "GAAP", or in the ordinary course of business, with respect to accounting policies or procedures;

  •
  pre-pay any long term debt in excess of $2 million in the aggregate;

  •
  accelerate or delay collection of accounts receivable or notes;

  •
  accelerate or delay payment of accounts payable or notes;

  •
  release, waive, assign, settle or compromise any material claims or litigation that involves the payment of amounts, or assumption of liabilities, in excess of $2 million or results in material restrictions on our properties or the conduct of our business;

  •
  adopt, or propose to adopt, or maintain any stockholders' rights plan, "poison pill" or other similar plan or agreement;

  •
  modify, amend, terminate, or release or assign any material rights or claims with respect to any confidentiality or standstill agreement;

  •
  write up, write down or write off the book value of any material assets, other than in the ordinary course of business consistent with past practice or except as required by GAAP applied on a consistent basis throughout such period;

  •
  take any action to make any person (other than the Investors) exempt from or not subject to the provisions of Section 203 of the DGCL or any other state takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares; or

  •
  announce an intention, enter into any agreement or otherwise make a commitment to do any of the foregoing.

Stockholders' Meeting

        We have agreed to duly call, give notice of, convene and hold a special meeting of our stockholders as promptly as practicable after the date of the Purchase Agreement for the purpose of considering, taking action on, and voting on the proposed transaction and, subject to certain exceptions described in the No Solicitation of Transactions section below, to include in this proxy statement the recommendation of the board of directors that the stockholders of the Company approve the proposed transaction and use all reasonable efforts to obtain such approval. Additionally, we have agreed to call, give notice of, convene and hold the special meeting and submit the proposed transaction to a vote of our stockholders, regardless of the commencement, disclosure, announcement or submission to it of any acquisition proposal (whether or not a superior proposal), any furnishing of information, discussions or negotiations with respect thereto, or any decision or action by the board of directors to change, withhold or withdraw its recommendation in respect of the proposed transaction. We will also not submit to the vote of our stockholders any acquisition proposal (whether or not a superior proposal), other than the proposed transaction prior to any termination of the proposed transaction.

No Solicitation of Transactions

        We have agreed that neither we nor any of our subsidiaries or representatives will, directly or indirectly:

  •
  encourage, solicit, initiate or facilitate any acquisition proposal;

  •
  enter into any agreement with respect to any acquisition proposal or any other agreement, arrangement or understanding that would require us to abandon, terminate or fail to consummate the proposed transaction or any other transaction contemplated by the Purchase Agreement; or

  •
  participate in discussions or negotiations regarding, or furnish any information in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or would reasonably be expected to lead to, any acquisition proposal.

        For the purposes of the Purchase Agreement, "acquisition proposal" means any proposal or offer from any person relating to any direct or indirect:

  •
  sale, lease or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture or otherwise of assets of the Company or any subsidiary representing 20% or more of the consolidated assets of the Company and its Subsidiaries (other than sales of inventory in the ordinary course of business and consistent with past practice);

  •
  issuance, sale or other disposition, directly or indirectly (including, without limitation, by way of merger, consolidation, business combination, share exchange, joint venture or any similar transaction), of securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 20% or more of any class of equity securities of the Company;

  •
  tender offer or exchange offer as defined pursuant to the Exchange Act that, if consummated, would result in any person beneficially owning 20% or more of any class or series (or the voting power of any class or series) of equity securities of the Company or any other transaction in which any person will acquire beneficial ownership or the right to acquire beneficial ownership, of 20% or more of any class or series (or the voting power of any class or series) of equity securities;

  •
  merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any subsidiary representing 20% or more of the consolidated assets of the Company and its subsidiaries; or

  •
  combination of the foregoing.

        Prior to the special meeting, however, we and our board of directors are permitted to engage in discussions or negotiations with, or provide any information to, a third party in connection with an unsolicited bona fide written acquisition proposal, if and only to extent that:

  •
  such acquisition proposal constitutes a superior proposal or our board of directors determines in good faith that such acquisition proposal proposes consideration that is more favorable to us and our stockholders than the transactions contemplated by the Purchase Agreement and which would reasonably be expected to result in a superior proposal in all other respects; and

  •
  after consultation with its advisors, our board of directors believes in good faith that it is required to engage in discussions or provide information to the third party to comply with its fiduciary duties under applicable law.

        For purposes of the Purchase Agreement, "superior proposal" means any bona fide acquisition proposal:

  •
  concerning the sale of 50% or more of the consolidated assets of the Company or any issuance, sale, disposition, tender offer, exchange offer, acquisition of ownership or other transfer of 50% or more of the voting power of the Company made by any person (other than any of the Investors and their affiliates) which was not solicited by the Company, any subsidiary, any director, officer, employee, accountant, consultant, legal counsel, advisor, agent or other representatives of the Company or any subsidiary or any other affiliates and

  •
  which, in the good faith judgment of our board of directors (taking into account the various legal, financial and regulatory aspects of the proposal (including whether or not such a proposal is subject to a financing contingency), and the identity of the person making the proposal)

  •
  if accepted, is reasonably expected to be consummated and, if applicable, financed, and

  •
  if consummated would, based upon the advice of the Company's financial advisor, result in a transaction that is more favorable to the Company and to the Company's stockholders, from a financial point of view, than the proposed transaction.

        We have agreed to notify the Investors as promptly as possible (and in no event later than one business day) after receipt of any acquisition proposal, potential acquisition proposal or inquiry regarding any acquisition proposal. In our notice to the Investors, we have agreed to inform them of the material terms of any proposal or inquiry, including the identity of the person and its affiliates making such proposal or inquiry, that we may receive in respect of any such acquisition proposal, potential acquisition proposal, or inquiry, or of any information requested from us or of any negotiations or discussions being sought to be initiated with us. We have also agreed to furnish to the Investors a copy of any such proposal or inquiry, if it is in writing, or a reasonably accurate written summary of any such proposal or inquiry, if it is not in writing, and to keep the Investors informed on a reasonably prompt basis with respect to any developments with respect to the foregoing.

Agreement to Take Further Action and to Use Reasonable Best Efforts

        Subject to the terms and conditions of the Purchase Agreement, each party has agreed to use its reasonable best efforts to take all appropriate action and to do all things necessary, proper or advisable to complete and to make effective the transactions contemplated under the Purchase Agreement and the ancillary agreements. Among other things, each party has committed to use such efforts to cooperate with each other to obtain all necessary consents, approvals and authorizations from governmental authorities and third parties.

        In addition, we have agreed that, in the event that we fail to obtain any required third party consents, we will use our reasonable efforts and take all such actions reasonably requested by the Investors in order to minimize any adverse effect on the Company and the Investors and their respective businesses as a result of the failure to obtain such consents.

        The Investors have agreed to take promptly any and all steps necessary to avoid or eliminate each and every impediment under any antitrust or trade regulation law that may be asserted by any governmental authority or any other person with respect to the transactions contemplated under the Purchase Agreement and the ancillary agreements so as to enable the parties to consummate such transactions by August 31, 2005, including, without limitation, proposing, negotiating and committing to and/or effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of such assets or businesses of the Investors or the Company or any of their subsidiaries as are required to be divested, or entering into such other arrangements as are required in order to avoid the entry of any order which would prevent the consummation of such transactions by August 31, 2005.

Credit Agreement

        We have agreed that we will use our reasonable best efforts to obtain from the required lenders under the our Amended and Restated Credit Agreement, a permanent waiver or amendment of the applicable provisions to permit us to retain the proceeds from the proposed transaction (including any proceeds from the exercise of the Series A or Series B warrants) and apply them for general corporate purposes and to permit the consummation of the transactions contemplated under the Purchase Agreement and the ancillary agreements.

Composition of Board of Directors

        We have further agreed that prior to closing we will take the following actions:

  •
  we will provide the Investors with the names of up to six Independent Directors who will be remaining on our board of directors after the closing;

  •
  we will increase the size of the board of directors to eleven; and

  •
  we will, immediately prior to the closing, cause the resignation of all those directors who will not be remaining on the board of directors after the closing.

Conditions to Closing

        The respective obligations of the Investors and the Company to complete the transactions contemplated under the Purchase Agreement and the ancillary agreements are subject to the satisfaction or waiver, at or prior to the closing, of the following conditions:

  •
  the proposed transaction has been approved by the stockholders;

  •
  no governmental authority of the United States has issued any order or law which makes the consummation of the transactions contemplated under the Purchase Agreement and the ancillary agreements illegal or otherwise prohibiting the closing;

  •
  the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act has expired or been waived; and

  •
  no action is pending or threatened before any governmental authority that might reasonably be expected to prevent the consummation of the transactions contemplated under the Purchase Agreement and the ancillary agreements or materially impair the rights of any of the parties.

        The obligations of the Investors to complete the proposed transaction are subject to the satisfaction or waiver of the following conditions:

  •
  each of the representations and warranties made by us in the Purchase Agreement and each ancillary agreement that are qualified by materiality or material adverse effect must be true and correct as of the date of the Purchase Agreement and on the date of the closing (except that those representations and warranties which address matters only as of a particular date need only remain true and correct as of such date) and all representations and warranties which are not so qualified must be true and correct in all material respects as of the date of the Purchase Agreement and on the date of the closing (except that those representations and warranties which address matters only as of a particular date need only remain true and correct in all material respects as of such date);

  •
  we have complied, in all material respects, with all covenants and agreements under the Purchase Agreement and each ancillary agreement;

  •
  we have delivered a certificate from the President of the Company certifying that our representations and warranties are true, that we have complied with all of our covenants and agreements and that the proper waivers under the Credit Agreement have been obtained;

  •
  no material adverse effect has occurred;

  •
  we have executed and delivered each of the Warrant Agreement, the Registration Rights Agreement, the Management Services Agreement and the Stockholders' Agreement;

  •
  we have paid, or made provision for, all payments required under the Management Agreement;

  •
  all of the required waivers and amendments to our Credit Agreement have been obtained and that our "Excess Availability" as defined under that agreement is at least $20 million;

  •
  the persons designated by the Investors must have been duly appointed, effective concurrently with the closing, to our board of directors and to all applicable committees and the resignation of all directors who are neither directors designated by the Investors nor continuing independent directors must have become effective;

  •
  Shearman & Sterling LLP and other Company counsel have delivered favorable opinions as of the closing;

  •
  we have delivered to the Investors certified resolutions of our board of directors and our stockholders authorizing the execution, delivery and performance of the Purchase Agreement and the ancillary agreements;

  •
  we have delivered certificates to the Investors as to:

  •
  the incumbency of the officers executing the Purchase Agreement and the ancillary agreements;

  •
  our good standing;

  •
  all consents and approvals required under the Purchase Agreement have been obtained.

        The obligations of the Company to complete the transactions contemplated under the Purchase Agreement and the ancillary agreements are subject to the satisfaction or waiver of the following conditions:

  •
  that each of the representations and warranties made by the Investors in the Purchase Agreement and each ancillary agreement that are qualified by materiality or material adverse effect must be true and correct as of the date of the Purchase Agreement and on the date of the closing (except that those representations and warranties which address matters only as of a particular date need only remain true and correct as of such date) and all representations and warranties which are not so qualified must be true and correct in all material respects as of the date of the Purchase Agreement and on the date of the closing (except that those representations and warranties which address matters only as of a particular date need only remain true and correct in all material respects as of such date);

  •
  that the Investors have complied with all covenants and agreements under the Purchase Agreement and each ancillary agreement;

  •
  that the Investors have delivered a certificate from the President or any Vice President of each Investor certifying that the Investors' representations and warranties are true and that the Investors have complied with all of their covenants and agreements;

  •
  that each of the Warrant Agreement, the Registration Rights Agreement, the Management Services Agreement and the Stockholders' Agreement has been executed and delivered by any Investor who is a party to such agreement; and

  •
  that counsel to the Investors has delivered a favorable opinion as of the closing.

Termination

        Pathmark and the Investors may agree in writing to terminate the Purchase Agreement at any time prior to completing the proposed transaction, even after the stockholders of Pathmark have voted on the proposed transaction. The Purchase Agreement may also be terminated at any time prior to completing the proposed transaction in certain other circumstances, including:

  •
  by either the Investors or the Company if:

  •
  the closing has not occurred on or before August 31, 2005, so long as the failure to complete the proposed transaction is not the result of the failure of the terminating party to comply with the terms of the Purchase Agreement;

  •
  the stockholders do not vote to approve the proposed transaction at the special meeting of the stockholders;

  •
  there is a breach by the non-terminating party of its representations, warranties, covenants or agreements in the Purchase Agreement such that the closing conditions would not be satisfied, which breach has not been cured within 20 days of notice being delivered by the terminating party;

  •
  any governmental authority has issued or entered any order or injunction or other ruling or takes any other action which has the effect of making the consummation of the proposed transaction illegal or otherwise preventing or prohibiting completion of the proposed transaction;

  •
  by the Investors, if

  •
  the Company's board of directors withdraws, adversely modifies or fails to confirm its recommendation that the Company's stockholders vote to approve the proposed transaction;

  •
  the Company's board of directors recommends or approves or determines to recommend that the stockholders approve another acquisition proposal or accepts a superior proposal;

  •
  a tender offer or exchange offer is commenced that would result in any person or group owning 20% or more of, or the voting power of, any class or series of the Company's equity securities and the Company's board of directors does not recommend within 10 days of that offer that the stockholders not tender their shares in the tender or exchange offer;

  •
  if the Company fails to call or hold the stockholders' meeting to consider approval of the proposed transaction by August 26, 2005;

  •
  since the date of the Purchase Agreement, there has been any event, development or change of circumstance that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and such material adverse effect is not cured within 20 days of the Company receiving written notice thereof from the Investors; or

  •
  by the Company, if the Company's board of directors has determined to accept a superior proposal in accordance with the terms of the Purchase Agreement, but only after the special meeting has been held and the proposed transaction is not approved by the Company's stockholders and the Company has provided the Investors at least a three business day period to negotiate in good faith to agree to such adjustments to the Purchase Agreement such that the acquisition proposal no longer constitutes a superior proposal.

Termination Fee and Expenses

        A termination fee of $6.5 million, plus expenses in an amount up to $2 million, is payable immediately by the Company to the Investors if the Purchase Agreement is terminated:

  •
  by the Investors because the Company's board of directors withdraws, adversely modifies or fails to confirm its recommendation that the Company's stockholders vote to approve the proposed transaction or recommends another acquisition proposal or accepts a superior proposal;

  •
  by the Investors because a tender offer or exchange offer is commenced that would result in any person or group owning 20% or more of, or the voting power of, any class or series of the Company's equity securities and the Company's board of directors does not recommend within 10 days of that offer that the stockholders not tender their shares in the tender or exchange offer;

  •
  by the Company because the Company's board of directors has determined to accept a superior proposal in accordance with the terms of the Purchase Agreement, but only after the special meeting has been held and the proposed transaction is not approved by the Company's stockholders and the Company has provided the Investors at least a three business day period to negotiate in good faith to agree to such adjustments to the Purchase Agreement such that the acquisition proposal no longer constitutes a superior proposal;

  •
  by the Investors because the Company fails to call or hold the stockholders' meeting to consider approval of the proposed transaction by August 26, 2005; or

  •
  by the Investors or the Company because stockholder approval is not obtained at the stockholders' meeting or the closing has not occurred by August 31, 2005 and within 12 months following such termination, the Company enters into a transaction that constitutes an acquisition proposal (although regardless of whether the Company enters into a transaction that constitutes an acquisition proposal with 12 months, expenses in an amount up to $2 million will be payable).

        In addition, expenses in an amount up to $2 million are payable by the Company to the Investors if the Purchase Agreement is terminated by either the Investors or the Company if any governmental authority has issued or entered any order or injunction or other ruling or takes any other action which has the effect of making the consummation of the proposed transaction illegal or otherwise preventing or prohibiting completion of the proposed transaction. The Purchase Agreement provides, however, that such a termination by either the Investors or the Company may occur only if the party seeking to terminate the Purchase Agreement has fulfilled its obligations under the Purchase Agreement to lift such order, injunction or other ruling.

Indemnification

        We will indemnify the Investors for all losses which arise out of any breach of a representation or warranty by us or the failure by us to perform any of the covenants or agreements in the Purchase Agreement.

        All representations and warranties contained in the Purchase Agreement will survive the closing for 18 months, except that:

  •
  with respect to claims asserted pursuant to the indemnification provisions before the expiration of the applicable representation or warranty, such claims will survive until the date they are finally liquidated or otherwise resolved;

  •
  our representations which relate to taxes will survive until 30 days after the end of the applicable statute of limitations; and

  •
  the following representations will survive indefinitely:

  •
  our and our subsidiaries' proper organization, good standing and corporate power to operate our businesses;

  •
  our certificate of incorporation and bylaws and those of our subsidiaries;

  •
  our capitalization, including in particular the number of shares of common stock, warrants and stock options outstanding;

  •
  our corporate power and authority to enter into the Purchase Agreement and the ancillary agreements and to consummate the proposed transaction; and

  •
  the absence of any violation of or conflict with our organizational documents.

        The Investors will indemnify us for all losses which arise out of any breach of a representation or warranty by the Investors or the failure of the Investors to perform any of the covenants or agreements in the Purchase Agreement.

        No party will be liable for any claim for indemnification with respect to any breach of any representation or warranty, unless and until the aggregate amount of indemnifiable losses which may be recovered equals or exceeds $2.5 million, after which the indemnifying party will be liable only for those losses in excess of $2.5 million. No losses may be claimed or included in calculating the aggregate losses other than losses in excess of $50,000 resulting from any single claim or aggregated claims arising out of the same facts, events or circumstances. The maximum amount of indemnifiable losses which may be recovered is $150 million with respect to any breach of any representation or warranty. Neither party will be liable under any provision of the Purchase Agreement or the ancillary agreements for any punitive damages.

THE STOCKHOLDERS' AGREEMENT

        Pursuant to the Purchase Agreement, the Company agreed to enter into a Stockholders' Agreement concurrently with the closing. The summary of the material terms of the Stockholders' Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Stockholders' Agreement, a copy of which is attached to this proxy statement as Annex C and which we incorporate by reference into this document. This summary may not contain all of the information about the Stockholders' Agreement that is important to you. We encourage you to read carefully the Stockholders' Agreement in its entirety.

        The Stockholders' Agreement relates to, among other matters, the governance of the Company after the closing, including the Investors' representation on the Company's board of director, as well as the Investors ability to purchase or sell the securities of the Company.

Board Representation

        Under the terms of the Stockholders' Agreement, we will increase the size of our board of directors to 11 and it will consist of five directors designated by the Investors and up to six directors, who we refer to as the "Independent Directors", who are either current directors or new directors who are designated by the current independent directors on our board of directors and who meet the standard of independence necessary to qualify as an independent director within the meaning of the Nasdaq rules. If, however, there are less than six Independent Directors upon the closing, a majority of the Independent Directors will nominate an individual or individuals, as the case may be, to serve as an Independent Director, subject to the consent of the Investors, which consent may not be unreasonably withheld. Thereafter, the Independent Directors will have the right to nominate their successors and the Investors will have the right to designate (i) so long as they beneficially own 30% or more of the common stock, a number of directors that is one less than the majority of the number of then-authorized directors on the board; (ii) so long as the Investors beneficially own less than 30% but 20% or more of the common stock, a number of directors that is two less than the majority of the number of then-authorized directors on the board; and (iii) so long as the investors beneficially own less than 20% but 10% or more of the common stock, a number of directors that is three less than a majority of the number of then-authorized directors on the board. In the event that, at any time, the number of Investor-designated directors then in office exceeds the number set forth in the preceding sentence, at the request of the majority of the Independent Directors then in office, an appropriate number of Investor-designated directors must resign from office. In the event the Investors beneficially own less than 10% of the common stock, the Investors will have no right to designate any director, and, at the request of a majority of the Independent Directors then in office, must cause any Investor-designated directors then in office to resign immediately upon such event.

        In any election of directors at a meeting of the stockholders of the Company, the Investors will cause all shares of common stock held by them to be represented at such meeting either in person or by proxy, and will vote their shares for all nominees nominated by the Independent Directors in proportion to the votes cast by the holders (other than the Investors) of shares of common stock. The Investors may, in their discretion, vote a greater number of shares held by them in excess of such proportion in favor of the nominees nominated by the Independent Directors.

Approval by the Investors for Certain Actions

        The Stockholders' Agreement will require the prior written approval of the Investors before we engage in the following actions:

  •
  any merger, consolidation or acquisition if the value of the consideration to be paid or received is more than 10% of our and our subsidiaries' consolidated assets;

  •
  any authorization or issuance of equity securities or any securities convertible into or exercisable for our equity securities (other than options or warrants outstanding on the date of the Stockholders' Agreement or pursuant to employee or director stock option or incentive compensation or similar plans approved after the date of the Stockholders' Agreement, including by at least one of the directors designated by the Investors);

  •
  any sale, lease, exchange, mortgage, pledge, transfer or other disposition by us or any of our subsidiaries of any of our or our subsidiaries' securities or assets which constitutes more than 10% of our and our subsidiaries' consolidated assets;

  •
  any amendments to our certificate of incorporation or by-laws;

  •
  any changes in the authorized number of directors of our board of directors or the abolition of any committee of our board of directors;

  •
  any incurrence or repayment (prior to scheduled maturity) of indebtedness (including capitalized leases) in excess of $10 million (excluding borrowing under our credit agreement, as it may be amended or replaced from time to time with the Investors' prior written approval);

  •
  any repurchase or redemption of our or our subsidiaries' equity securities;

  •
  entry into any transaction that:

  •
  materially restricts the Investors' rights as stockholders, including any transaction that would impose material restrictions on the Investors based on the size of their security holdings, businesses in which they are engaged or other considerations applicable to any Investor and not to other stockholders, or

  •
  denies any material benefit to any Investor proportionately as a stockholder that is made available to our other stockholders;

  •
  any declaration, setting aside or payment of any dividend or other distribution;

  •
  any appointment or termination of any person as the Chief Executive Officer, President or Chief Financial Officer of the Company; and

  •
  adopting or maintaining any stockholders' rights plan or similar plan or agreement.

Approval by the Independent Directors for Certain Actions

        Generally, with the exception of certain inter-company transactions, all actions of the Company's board of directors will require the approval of at least one Independent Director. However, if there are five or more Independent Directors on the board, then the Stockholders' Agreement will require the approval of at least two Independent Directors to approve any of the following actions:

  •
  any amendments to our certificate of incorporation or by-laws;

  •
  any changes in the authorized number of directors of our board of directors or the abolition of any committee of our board of directors;

  •
  any merger, consolidation, or significant acquisition if the value of the consideration to be paid or received by us or any of our subsidiaries exceeds $100 million;

  •
  any declaration, setting aside or payment of any dividend or other distribution;

  •
  any incurrence of indebtedness (including capitalized leases) which, combined with other indebtedness reflected on our most recent consolidated balance sheet plus indebtedness incurred after the date of that balance sheet, would exceed $750 million; and

  •
  any action to repurchase, retire, redeem or otherwise acquire any of our or our subsidiaries' equity securities to the extent that the aggregate payments made by the Company for such equity securities after the date of the Stockholders' Agreement exceed $100 million.

        Any transaction between one of the Investors and the Company will require the prior approval of a majority of the Independent Directors then in office. The foregoing prohibition will not apply, however, to any transactions contemplated by the Stockholders Agreement or any of the ancillary agreements or to any transactions involving the purchase or sale of goods or services in the ordinary course of business which are consistent with guidelines adopted by the Company's board of directors from time to time and approved by a majority of the Independent Directors then in office. Additionally, the Investors may not execute any written consent with respect to any shares of common stock they beneficially own unless approved by a majority of the Independent Directors.

Standstill Provisions

        The Stockholders' Agreement imposes certain restrictions on the Investors. For a five-year period after the closing, unless earlier terminated pursuant to the Stockholders' Agreement, the Investors may not, without the prior approval of a majority of the Independent Directors: (i) purchase or otherwise acquire any shares of common stock, such that the Investors would, after such acquisition, own in excess of 49.9% (or such greater percentage as the Investors may own after exercise of the Series B warrants) of the outstanding shares of common stock, except pursuant to the exercise of the Series A or Series B warrants or pursuant to stock splits, stock dividends, reclassifications, recapitalizations or other similar distributions; (ii) take certain actions relating to the solicitation of proxies to vote any voting securities of the Company, other than solicitations exempted from the federal proxy rules promulgated under the Exchange Act; or (iii) except as set forth below in respect of Change of Control Proposals, submit to the board of directors any written proposal for or offer of any merger or similar extraordinary transactions with the Company.

        None of the Investors will, without the prior approval of a majority of the Independent Directors then in office, submit a proposal to acquire a majority of the common stock owned by persons other than the Investors, which we refer to as a "Change of Control Proposal", to any person unless either of the following conditions are satisfied:

  •
  the Change of Control Proposal contemplates either (i) a tender offer for all outstanding shares of common stock not owned by the Investors and must be conditioned upon a majority of such common stock not owned by the Investors being tendered, or (ii) a merger, combination, asset sale or other similar transaction conditioned upon the holders of a majority of the common stock not owned by the Investors present, in person or by proxy, at a meeting of stockholders, voting in favor of such transaction. In the case of either (i) or (ii), the same consideration must be offered to all of the Company's stockholders (other than the Investors); or

  •
  the Change of Control Proposal contemplates that a special committee of the board of directors will be created consisting only of the Independent Directors, which we refer to as the "Special Committee", the Special Committee will retain a nationally recognized investment banking firm to advise the Special Committee with respect to the fairness of the Change of Control Proposal to the stockholders of the Company (other than the Investors), and the Change of Control Proposal will be approved by the Special Committee, which will not give its approval unless it has received an opinion from such investment banking firm that the Change of Control Proposal is fair, from a financial point of view, to the stockholders of the Company (other than the Investors).

Termination of Standstill Provisions

        The standstill provisions of the Stockholders' Agreement will terminate without any further action by any party upon the earlier of:

  •
  180 days after such time as the Investors beneficially owns less than 10% of the outstanding common stock;

  •
  such date as the Company's board of directors determines to solicit, or publicly announces its intention to solicit, an acquisition proposal;

  •
  such date as the Company's board of directors publicly approves, accepts, authorizes or recommends to the Company's stockholders their approval of, or their conveyance of any common stock or other securities pursuant to, any acquisition proposal;

  •
  such date that the Company or any of its affiliates enters into a letter of intent, agreement in principle, definitive agreement, or any other agreement with any party, with respect to an acquisition proposal;

  •
  such date that any person or group, other than the Investors or any of its affiliates, acquire or announce its intention to acquire (including by commencement of a tender offer or exchange offer) beneficial ownership of 20% of the outstanding shares of common stock;

  •
  such date as the Company, the Company's board of directors or any committee thereof takes any action, or fails to take appropriate action, which action, or failure to take action, results in a breach of any provision summarized above under "—Approval by the Investors for Certain Actions"; and

  •
  such date as the Company breaches the Stockholders' Agreement in that the number of directors designated by the Investors on the Company's board of directors, any committee thereof or on any subsidiary board of directors or any committee thereof, is less than the number of directors to which the Investors is entitled, subject to notice from the Investors and the expiration of a 30-day period in which to cure such action or failure to act (if such action or failure to act is reasonably capable of being cured).

Transfer Restrictions

        In addition to the restrictions applicable to the Investors under the U.S. federal securities laws, the Stockholders' Agreement prohibits the Investors from selling the securities they receive in the proposed transaction for an initial 180-day period after the closing, except (i) for a sale to affiliates of the Investors who agree to be bound by the Stockholders' Agreement; (ii) pursuant to a sale of the Company that the Company board of directors has recommended (or with respect to a tender offer that the it has not recommended, but only after a majority of the shares of common stock (other than shares held by the Investors) have been tendered); (iii) in connection with swaps, hedges and similar arrangements; and (iv) for pledges of the securities they receive in the proposed transaction. After the initial 180-day restricted period, the Investors may sell or transfer the securities they receive in the proposed transaction (i) pursuant to any of the above methods; (ii) in compliance with the U.S. federal securities laws; (iii) to the Company or its subsidiaries; (iv) in an amount of 15% or less of the common stock (calculated on a fully diluted basis) to a person who agrees to be bound by the obligations of the Investors under the Stockholders' Agreement or (v) to a person that would, following the consummation of such sale, beneficially own more than 20% of the common stock, provided that, for so long as the Investors collectively own at least 25% of the common stock, such sale is conditioned upon such person acquiring or offering to acquire (on the same terms and conditions) from the other stockholders the same percentage of their shares of common stock as such person proposes to acquired from the Investors.

Business Opportunities

        The Company may from time to time enter into and perform, one or more agreements (or modifications or supplements to pre-existing agreements) with one of the Investors pursuant to which the Company, on the one hand, and such Investor, on the other hand, agree to engage in transactions of any kind or nature with each other and/or agree to compete, or to refrain from competing or to limit or restrict their competition, with each other, including to allocate and to cause their respective representatives to allocate opportunities between or to refer opportunities to each other. No such agreement, or the performance thereof by the Company or any of the Investors, will, to the fullest extent permitted by law, be considered contrary to any fiduciary duty that any of the Investors may owe to the Company or to any stockholder of the Company.

        Except as otherwise agreed in writing between the Company and the Investors or as provided below, each of the Investors will to the fullest extent permitted by law have no duty to refrain from serving as an officer or director of, or investing in, any person which is engaged in the same or similar business as the Company or doing business with any client, customer or vendor of the Company and such Investor will not, to the fullest extent permitted by law, be deemed to have breached its or his fiduciary duties, if any, to the Company solely by reason of engaging in any such activity.

        Except as otherwise agreed in writing between the Company and the Investors or as provided below, in the event that any of the Investors acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both any of the Investors and the Company, such Investor will to the fullest extent permitted by law have no duty to communicate or offer such corporate opportunity to the Company and will not, to the fullest extent permitted by law, be liable to the Company or its stockholders for breach of any fiduciary duty as a stockholder of the Company by reason of the fact that such Investor acquires or seeks such corporate opportunity for itself, directs such corporate opportunity to another person or entity, or otherwise does not communicate information regarding such corporate opportunity to the Company, and the Company to the fullest extent permitted by law will renounce any interest or expectancy in such business opportunity and will waive any claim that such business opportunity constituted a claim that should have been presented to the Company.

        Except as otherwise agreed in writing between the Company and the Investors or as provided below, in the event that a director or officer of the Company who is also an officer, director, member or employee of any of the Investors acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Company and any of the Investors, such director or officer will to the fullest extent permitted by law have fully satisfied and fulfilled his or her fiduciary duty with respect to such corporate opportunity, and the Company to the fullest extent permitted by law will renounce any interest or expectancy in such business opportunity and will waive any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Company or any of its affiliates, if such director or officer acts in a manner consistent with the following policy:

  •
  a corporate opportunity offered to any person who is an officer of the Company and who is also a director but not an officer of any of the Investors will belong to the Company, unless such opportunity is expressly offered to such person solely in his or her capacity as a director of any of the Investors, in which case such opportunity will belong to such Investor;

  •
  a corporate opportunity offered to any person who is a director but not an officer of the Company and who is also a director or officer of any of the Investors will belong to the Company only if such opportunity is expressly offered to such person solely in his or her capacity as a director of the Company and otherwise will belong to such Investor; and

  •
  a corporate opportunity offered to any person who is an officer of both the Company and Investors will belong to the Company unless such opportunity is expressly offered to such person solely in his or her capacity as an officer of any of the Investors, in which case such opportunity will belong to such Investor.

        Without the approval of a majority of the Independent Directors then in office, no Investor nor any of their respective affiliates may, directly or indirectly, enter into, or agree or commit to enter into, any material investment in or otherwise exploit any business opportunity primarily related to, any person that derives at least 20% of its consolidated revenues from the operation by it of retail supermarkets which are located in the Maine, New Hampshire, Vermont, Massachusetts, Rhode Island, Connecticut, New York, New Jersey, Pennsylvania, Delaware, Maryland, Virginia and the District of Columbia (other than an investment in the shares of any public company representing less than 20% of such company's fully diluted common equity).

Preemptive Rights

        Subject to certain exceptions, upon a proposed issuance by us of new capital stock, the Stockholders' Agreement gives the Investors the right to purchase a pro rata portion of such new capital stock based on the Investors' percentage ownership of the total number of shares of common stock then outstanding.

Termination

        The Stockholders' Agreement will terminate upon the earlier of (i) the mutual agreement of the parties thereto; (ii) the Investors ceasing to beneficially own 10% or more of the common stock; (iii) the Investors becoming the beneficial owners of 90% or more of the common stock; and (iv) five years following the date of the closing.

THE MANAGEMENT SERVICES AGREEMENT

        On March 23, 2005, Yucaipa and the Company entered into a Management Services Agreement that will be effective only upon the closing of the proposed transaction. The summary of the material terms of the Management Services Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Management Services Agreement, a copy of which is attached to this proxy statement as Annex D and which we incorporate by reference into this document. This summary may not contain all of the information about the Management Services Agreement that is important to you. We encourage you to read carefully the Management Services Agreement in its entirety.

        Under the Management Services Agreement, Yucaipa will provide us with general business and management consultation and advice regarding strategic planning and development, budgeting, capital expenditure strategy, store development plans, labor strategy, financing plans, general business and economic matters and such other similar management services as may be requested by our board of directors or our chief executive officer. For such services, we will pay Yucaipa an annual fee of $3 million (one half of which is a management fee and the other half an unallocated expense reimbursement), one-twelfth of which will be payable in advance on the first day of each calendar month, and reimburse Yucaipa on a monthly basis for expenses of up to $500,000 per annum. If the closing occurs on other than the first day of the then-current month, we will pay Yucaipa a pro-rated portion of the monthly fee for such partial month at the closing.

Closing Fee

        At the closing we have agreed to pay Yucaipa a $3 million closing fee and up to $3.2 million in reasonable, documented out-of-pocket costs, expenses and fees incurred or paid in connection with the negotiation of the Purchase Agreement and the ancillary agreements and the effectuation of the transactions contemplated under such agreements.

Additional Services

        We may, but will not be obligated to, retain Yucaipa as a consultant in connection with any acquisition or disposition transaction by us and in connection with debt or equity financings or equipment lease arrangements or any other services not contemplated by the Management Services Agreement. In the event we decide to so retain Yucaipa, we must pay Yucaipa a cash fee for providing any such consulting services equal to 1% of the transaction value or amount of such financing, as the case may be, calculated as agreed upon by the parties.

Term of the Agreement

        The initial term of the agreement is for five years, and will thereafter be renewed annually for successive one-year terms unless we provide written notice of non-renewal to Yucaipa at least ninety days prior to the expiration of the initial term or any renewal term.

Termination/Termination Fee

        The Management Services Agreement may be terminated by us:

  •
  at any time following a determination of our board of directors to effect such a termination by giving Yucaipa at least ninety days' written notice of such termination;

  •
  if Yucaipa fails to reasonably perform any material covenant, agreement, term or provision of the Management Services Agreement and such failure continues for a period of sixty days after written notice from us; or

  •
  at any time if, in connection with the performance of its duties under the Management Services Agreement, Yucaipa or any of its representatives commits any act of fraud, dishonesty or gross negligence which is materially detrimental to our business or our reputation.

        The Management Services Agreement may be terminated by Yucaipa:

  •
  if we fail to reasonably perform any material covenant, agreement, term or provision of this Agreement and such failure continues for a period of sixty days after written notice thereof from Yucaipa;

  •
  if we fail to make any payment due to Yucaipa under the Management Services Agreement, if such payment is not made in full within thirty days after written notice of such failure; or

  •
  at any time upon giving us at least ninety days' written notice of such termination.

        The Management Services Agreement may be terminated by either party upon a change of control of the Company. A change of control is defined as the acquisition by any party of 51% or more of our then outstanding voting stock or the sale of all or substantially all of the assets of the Company in a transaction or series of related transactions.

        During its initial five-year term, if the Management Services Agreement is terminated by us without cause, by Yucaipa if we breach the agreement or fail to pay Yucaipa or by either party due to a change of control, then a termination fee of $10 million must be paid by us to Yucaipa. If the termination occurs after the initial 5-year term, then Yucaipa will receive a payment equal to that portion of the annual fee that would have been paid to Yucaipa during the remaining portion of such renewal period.

Indemnification

        We have agreed to indemnify Yucaipa, from and against all losses, claims, damages, liabilities or obligations of any kind resulting from any existing or threatened claim by any person which arises out of the performance of the services to be provided under the Management Services Agreement, and will reimburse them for all reasonable out-of-pocket costs and expenses (including reasonable counsel fees and disbursements) incurred in connection with investigating or defending any such claim.

        We will not be liable for any indemnification in respect of any losses which are determined, in a final judgment by a court having jurisdiction, to have resulted from the gross negligence or willful misconduct or any material breach by Yucaipa of its obligations under the Management Services Agreement or for any settlement effected by Yucaipa without our written consent.

THE REGISTRATION RIGHTS AGREEMENT

        Pursuant to the Purchase Agreement, the Company agreed to enter into a Registration Rights Agreement concurrently with the closing. The summary of the material terms of the Registration Rights Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached to this proxy statement as Annex E and which we incorporate by reference into this document. This summary may not contain all of the information about the Registration Rights Agreement that is important to you. We encourage you to read carefully the Registration Rights Agreement in its entirety.

        The Registration Rights Agreement provides the Investors with certain rights to cause Pathmark to register shares of common stock held at the closing or thereafter acquired by the Investors, which we refer to as "registrable securities".

Demand Registrations

        At any time on or after the 180th day following the closing, holders owning not less than 40% of the registrable securities may make up to three written requests that anywhere between 1,000,000 and all of the registrable securities they hold be registered with the Securities and Exchange Commission, which we refer to as the "SEC", provided that the Company will be required to effect only one such registration during any six-month period. Each such request must specify the amount of registrable securities proposed to be sold pursuant to such demand and the method by which they are to be sold. Within 60 days of such request, the Company must file a registration statement with the SEC and use its reasonable best efforts to ensure that the registration statement becomes effective. Pathmark may defer a demand registration for up to 90 days, though no more than twice per 365-day period, if the Company's board of directors reasonably determines that such a registration would (i) adversely affect any proposed financing, acquisition, divestiture or any other material transaction or (ii) would otherwise represent an undue hardship for the Company.

        If in any demand registration involving an underwritten offering the managing underwriter or underwriters advise the demanding holders or the Company in writing that in their reasonable opinion the number of registrable securities proposed to be sold in such demand registration exceeds the number that can be sold in such offering or will adversely affect the success of such offering, the Company will include in such registration only the number of registrable securities, if any, which in the opinion of such underwriter or underwriters can be sold without having an adverse effect on the success of the offering and in accordance with the following priority: (i) first, registrable securities held by demanding holders, allocated pro rata among such group and (ii) second, pro rata among the other holders of registrable securities who have requested to include registrable securities in such registration. If all registrable securities requested to be sold in the underwritten offering are included therein, the Company may include other shares of common stock in such offering in accordance with the following priority, but not to exceed the number recommended by the managing underwriter or underwriters:

(x) first, pro rata among any other stockholders of the Company having piggyback or other similar registration rights and (y) second, shares of common stock proposed to be sold by or for the account of the Company.

Piggyback Registrations

        If at any time the Company proposes to file a registration statement with the SEC relating to any class of common equity securities (other than (i) a registration statement on Form S-4 (for securities offered in certain business combination transactions) or S-8 (for securities offered to employees pursuant to employee benefit plans), (ii) a registration statement filed in connection with a demand registration or a shelf registration or (iii) a registration statement filed in connection with an offering of securities solely to the Company's existing securityholders), the Company must give the holders of registrable securities at least 20 days' notice and must offer such holders the opportunity to register such number of registrable securities as the holders may request. The Company must use its reasonable best efforts to cause the underwriters of a proposed underwritten offering to include those registrable securities requested by the holders on the same terms and conditions as any similar securities.

        Unless the registration statement is being filed pursuant to a demand registration (in which case the priority of piggyback rights shall be as described above), if the managing underwriter or underwriters advise the Company in writing that in their reasonable opinion the number of equity securities of the Company proposed to be sold in such registration will adversely affect the success of such offering, the Company will include in such registration the number of equity securities of the Company, if any, which in the opinion of such underwriter or underwriters can be sold without having an adverse effect on the offering and in accordance with the following priority: (i) first, the securities the Company proposes to sell for its own account, and (ii) second, pro rata based on the number of registrable securities that each holder or other person having similar rights shall have requested to be included.

Shelf Registrations

        Upon the request of the demanding holders at any time after the 180th day following the closing, the Company will cause to be filed with the SEC within 90 days, a shelf registration statement pursuant to Rule 415 under the Securities Act, which shall provide for resales of all registrable securities held by holders who have provided the Company with certain information regarding such holders and their registrable securities. The Company will use its reasonable best efforts to have such shelf registration declared effective and to keep such shelf registration statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for at least two years for resales of registrable securities. A demand for a shelf registration statement by the holders of registrable securities will count as one of the three demand registrations described above.

Expenses

        All registration and filing fees, printing fees and certain other associated expenses incident to the Company's compliance with the Registration Rights Agreement will be paid by the Company.

Indemnification

        The Company and the Investors each agree to hold harmless and pursuant to customary indemnification provisions, indemnify the other with respect to any liability or loss arising out of any material misstatement or omission for which such party is responsible in a registration statement or prospectus.

Rule 144

        The Company agrees it will file in a timely manner all reports required to be filed by it pursuant to the Securities Act and the Exchange Act and the rules and regulations thereunder and will take such further action as any holder of registrable securities may reasonably request in order that such holder may effect sales of registrable securities without registration within the limitations of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the SEC.

Termination

        The registration rights agreement will terminate upon the earlier to occur of (i) the mutual agreement by the parties, (ii) with respect to any holder, such holder ceasing to own any registrable securities, or (iii) the tenth anniversary of the closing.

THE WARRANT AGREEMENT

        Pursuant to the Purchase Agreement, the Company agreed to enter into a Warrant Agreement concurrently with the closing. The summary of the material terms of the Warrant Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Warrant Agreement, a copy of which is attached to this proxy statement as Annex F and which we incorporate by reference into this document. This summary may not contain all of the information about the Warrant Agreement that is important to you. We encourage you to read carefully the Warrant Agreement in its entirety.

        The Warrant Agreement will govern the terms of the Series A and Series B warrants which we will issue to the Investors in the proposed transaction.

Series A Warrants

        The Series A warrants grant the Investors the right to purchase 10,060,000 shares of common stock and are exercisable at a price of $8.50 per share, subject to customary anti-dilution adjustments. The exercise period of the Series A warrants commences at the date of the closing and continues for three years following that date. During this period the Investors may exercise the Series A warrants in full or in part on a cash-only basis.

        It at any time during the Series A Warrant exercise period, the exercise of the outstanding Series A warrants would result in a "Change of Control Event" as defined in the indenture governing the Company's 8 3/4% Senior Subordinated Notes due 2012 (defined as any person becoming, directly or indirectly, the beneficial owner of a majority of the voting power of the Company), then that number of outstanding Series A warrants which would cause such a Change of Control Event will immediately prior to such event become unexercisable. These Series A warrants will become exercisable again at such time as their exercise will not constitute such a "Change of Control Event".

Series B Warrants

        The Series B warrants grant the Investors the right to purchase 15,046,350 shares of common stock and are exercisable at a price of $15.00 per share, subject to customary anti-dilution adjustments. The exercise period of the Series B warrants commences on the earlier of:

  •
  none of the Company's 8 3/4% Senior Subordinated Notes due 2012 remaining outstanding;

  •
  the price of the Company's stock equaling or exceeding the exercise price of the Series B warrants; or

  •
  any event constituting a "Change of Control Event" as defined in the indenture governing the Company's 8 3/4% Senior Subordinated Notes due 2012.

        The Series B warrants expire 10 years from the date of the closing. During the Series B warrant exercise period the Investors may exercise the Series B warrants in full or in part on a cash or cashless basis. The cashless exercise will allow the Investors to receive a number of shares of common stock equal to the number of shares that the Investors otherwise would receive upon the exercise of the Series B warrants less that number of shares that have a fair market value equal to the aggregate exercise price.

MARKET PRICE OF THE COMPANY'S COMMON STOCK

        The common stock is traded on the Nasdaq under the symbol "PTMK". The following table sets forth the high and low daily closing sales prices per share of common stock on the Nasdaq for the periods indicated.

Market Information

	Common Stock
	High	Low
Fiscal Year 2003:
1st Quarter	$7.48	$4.53
2nd Quarter	$8.25	$6.72
3rd Quarter	$9.07	$6.26
4th Quarter	$8.19	$6.65
Fiscal Year 2004:
1st Quarter	$9.19	$7.40
2nd Quarter	$8.83	$6.45
3rd Quarter	$7.43	$3.50
4th Quarter	$5.97	$4.37
Fiscal Year 2005:
1st Quarter	$8.12	$4.48
2nd Quarter (through May 5, 2005)	$8.36	$7.60

        The common stock is traded on the Nasdaq under the trading symbol "PTMK". On March 22, 2005, which was the last trading day before we entered into the Purchase Agreement, the closing price of the common stock was $4.60 per share. On May 5, 2005, which was the last trading day before this proxy statement was finalized, the closing price of the common stock was $8.11 per share.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

By Directors and Executive Officers

        The following table sets forth the number of shares of common stock beneficially owned (as of May 6, 2005 unless otherwise indicated) by current directors of the Company and the named executive officers, and all directors and executive officers as a group. Percentage of ownership is calculated using the number of shares outstanding as of May 6, 2005, the record date, plus the number of shares the individual or group had the right to acquire within 60 days, as indicated in note (1) following the table.

Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percentage of Ownership
Directors:
Eileen R. Scott	601,500	2.0
Frank G. Vitrano	610,020	2.0
William J. Begley	25,000
Warren F. Bryant	—	*
Daniel H. Fitzgerald	30,000	*
Eugene M. Freedman	25,000	*
Bruce Hartman	—	*
James L. Moody, Jr.	5,000	*
Other Named Executive Officers:
Robert J. Joyce	365,600	*
Art Whitney	181,021	*
Harvey M. Gutman	127,198	*
All Directors and Officers as group (15 persons)	2,415,751	8.0

*
Less than 1% of outstanding shares.

(1)
Includes shares which directors and executive officers have, or will have, within 60 days, the current right to acquire upon exercise of options under the EEP or Directors Plan, as applicable: Ms. Scott and Mr. Vitrano, 600,000 shares each; Mr. Joyce, 365,000 shares; Mr. Whitney, 180,999 shares; Mr. Gutman, 124,214 shares; Messrs. Begley, Fitzgerald and Freedman, 25,000 shares each; Mr. Moody, 5,000 shares; and all directors and executive officers as a group, 2,390,809 shares. Also includes with respect to Mr. Vitrano, 202 shares of common stock which Mr. Vitrano has a right to acquire upon the exercise of 202 Warrants at an exercise price of $22.31 per share and 4,000 shares held by his wife.

By Others

        Management of the Company knows of no person, except as set forth below, who is the beneficial owner of more than 5% of the Company's issued and outstanding common stock as of May 6, 2005, the record date:

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Ownership
FMR Corp.	5,113,423	(1)	16.5
David J. Greene and Company, LLC	2,603,870	(2)	8.7
Hotchkis and Wiley Capital Management, LLC	2,579,600	(3)	8.6
Dimensional Fund Advisors, Inc.	2,193,021	(4)	7.3
Lampe, Conway & Co., LLC	1,928,612	(5)	6.4

(1)
Information regarding FMR Corp. and its affiliates ("FMR") is based on information disclosed in the amended Schedule 13G/A filed on February 14, 2005 by FMR Corp., Edward C. Johnson, III and Abigail P. Johnson (the "FMR Schedule 13G"). The FMR Schedule 13G indicates that, at December 31, 2004, (i) Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp., was the beneficial owner of 4,845,257 (including 747,828 Warrants) shares of common stock as a result of acting as investment advisor to various investment companies; (ii) Fidelity Advisors High Yield Fund, one such investment company, was the beneficial owner of 2,766,706 shares of common stock; (iii) Fidelity Management Trust Company, a bank that is wholly owned by FMR Corp., was the beneficial owner of 268,166 (including 198,332 Warrants) shares of common stock as a result of its serving as investment managers of institutional account(s); and (iv) FMR Corp. and Edward C. Johnson, III each has sole dispositive power of over 5,113,423 shares of common stock and sole voting power over 202,726 shares of common stock. The address for FMR is 82 Devonshire Street, Boston, MA 02109.

(2)
Information regarding David J. Greene and Company, LLC ("Greene") is based on information disclosed in the Schedule 13G/A filed on February 2, 2005 by Greene (the "Greene Schedule 13G"). The Greene Schedule 13G indicates that at December 31, 2004, Greene was the beneficial owner of 2,603,870 shares of common stock and had sole voting and dispositive power with respect to 50,000 shares of common stock and shared voting and dispositive power with respect to 1,534,195 shares of common stock. The address for Greene is 599 Lexington Avenue, New York, NY 10022.

(3)
Information regarding Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley") is based on the Schedule 13G filed on February 14, 2005 by Hotchkis and Wiley (the "Hotchkis and Wiley Schedule 13G"). The Hotchkis and Wiley Schedule 13G indicates that as of December 31, 2004, Hotchkis and Wiley had sole voting power as to 1,849,800 shares of common stock and sole dispositive power as to all shares shown. The address for Hotchkis and Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017.

(4)
Information regarding Dimensional Fund Advisors, Inc. ("Dimensional") is based on the Schedule 13G/A filed on February 9, 2005 by Dimensional (the "Dimensional 13G"). The Dimensional Schedule 13G indicates that as of December 31, 2004, Dimensional had sole voting power and sole dispositive power as to all shares shown. The address of Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(5)
Information regarding Lampe, Conway & Co., LLC and its affiliates ("LCC") is based on the Schedule 13D filed on November 12, 2004 by LCC (the LCC Schedule 13D"). The LCC Schedule 13D indicates that as of October 29, 2004, LCC had shared voting and dispositive power as to all shares shown. The address for LCC is 680 Fifth Avenue, Suite 1202, New York, NY 10019.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

        In accordance with Rule 14a-3(e)(1) under the Securities Exchange Act of 1934, as amended, one proxy statement will be delivered to two or more stockholders who share an address, unless Pathmark has received contrary instructions from one or more of the stockholders. Pathmark will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement, and requests that in the future separate proxy statements be sent to stockholders who share an address, should be directed to Pathmark Stores, Inc., 200 Milik Street, Carteret, New Jersey 07008, Attention: Investor Relations. In addition, stockholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting Pathmark at the address and phone number set forth in the prior sentence.

SUBMISSION OF STOCKHOLDER PROPOSALS

        To be considered for inclusion in this year's annual proxy statement, any proposal of an eligible stockholder must be in writing and received by the Secretary of the Company at its principal executive offices located at 200 Milik Street, Carteret, New Jersey 07008.

        For any proposal that is not submitted for inclusion in this year's annual proxy statement, but is instead sought to be presented directly at the 2005 annual meeting, under our Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide that recommendations for director nominees, and/or an item of business to be introduced at an annual meeting of stockholders, must be submitted in writing to the Secretary of the Company at 200 Milik Street, Carteret, New Jersey 07008. A notice of intention to propose an item of business must set forth as to each proposal (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the proposing stockholder's name and address, (iii) the class and number of shares of the Company's stock which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. A notice of recommendation to nominate a candidate for director must include certain information required by the Bylaws of the Company regarding the potential nominee and contain the potential nominee's consent to serve if elected.

        A notice of recommendation for nomination or proposed item of business at the Company's 2005 annual meeting must be received by the Company by the tenth day following the date of public disclosure of the date of the annual meeting. The Company currently expects to hold its annual meeting in October 2005.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at the following location of the SEC:

  Public Reference Room
  450 Fifth Street, N.W.
  Room 1024
  Washington, D.C. 20549

        Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. The Company's public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, by written or telephonic request directed to us at Pathmark Stores, Inc., 200 Milik Street, Carteret, NJ 07008, Attention: Investor Relations. If you would like to request documents, please do so by May 26, 2005, in order to receive them before the special meeting.

        All documents that we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the special meeting shall be deemed to be incorporated by reference in this proxy statement and to be a part of this proxy statement from the respective dates of filing of these documents. Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference in this proxy statement shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in any subsequently filed document that also is or is deemed to be incorporated by reference in this proxy statement modifies or supersedes that statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

        No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated May 6, 2005. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

ANNEX A

[LETTERHEAD OF DRESDNER KLEINWORT WASSERSTEIN SECURITIES LLC]

March 23, 2005

Board of Directors
Pathmark Stores, Inc.
200 Milik Street
Carteret, NJ 07008

Members of the Board:

        You have asked us to advise you with respect to the fairness, from a financial point of view, to Pathmark Stores, Inc. (the "Company") of the cash consideration to be received by the Company in exchange for the issuance and sale of securities (the "Transaction") contemplated by the Securities Purchase Agreement among Yucaipa American Alliance (Parallel) Fund I, LP, Yucaipa American Alliance Fund I, LP and Yucaipa Corporate Initiatives Fund I, LP (collectively, the "Investors") and the Company (the "Securities Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, among other things, the Investors will receive the Purchased Securities, which consist of (i) 20,000,000 shares of Company Common Stock, (ii) 10,060,000 Series A Investor Warrants, and (iii) 15,046,350 Series B Investor Warrants, and the Company will receive, in consideration thereof, $150,000,000 in cash (the "Purchase Price"). The terms of the Investor Warrants are set forth in the Investor Warrant Agreement, and the terms and conditions of the Transaction are set forth in more detail in the Securities Purchase Agreement.

        In connection with rendering our opinion, we have reviewed drafts (at March 22, 2005) of the Securities Purchase Agreement, the Investor Warrant Agreement, the Management Agreement, the Registration Rights Agreement and the Stockholders' Agreement and for purposes hereof, we have assumed that the final forms of these documents will not differ in any material respect from the drafts provided to us. We have also reviewed and analyzed certain publicly available business and financial information relating to the Company for recent years and interim periods to date, as well as certain internal financial and operating information, including financial forecasts, analyses and projections prepared by or on behalf of the Company and the Investors and provided to us for purposes of our analysis, and we have met with management of the Company to review and discuss such information and, among other matters, the Company's business, operations, assets, financial condition and future prospects, including alternatives available to the Company in the absence of the Transaction.

        We have reviewed and considered certain financial and stock market data relating to the Company, and we have compared that data with similar data for certain other companies, the securities of which are publicly traded, that we believe may be relevant or comparable in certain respects to the Company, and we have reviewed and considered the financial terms of certain recent minority investments, acquisitions and business combination transactions in the supermarket industry specifically, and in other industries generally, that we believe to be reasonably comparable to the Transaction or otherwise relevant to our inquiry. We have also performed such other financial studies, analyses, and investigations and reviewed such other information as we considered appropriate for purposes of this opinion. In addition, over the past six months, we have been in contact with more than 50 parties to determine and solicit interest in acquiring all or a substantial part of the Company.

        In our review and analysis and in formulating our opinion, we have assumed and relied upon the accuracy and completeness of all of the historical financial and other information provided to or discussed with us or publicly available, and we have not assumed any responsibility for independent

Board of Directors
Pathmark Stores, Inc.
March 23, 2005

verification of any of such information. We have also assumed and relied upon the reasonableness and accuracy of the financial projections, forecasts and analyses provided to us, and we have assumed that such projections, forecasts and analyses were reasonably prepared in good faith and on bases reflecting the best currently available judgments and estimates of the Company's management or the Investors, as applicable. We express no opinion with respect to such projections, forecasts and analyses or the assumptions upon which they are based. In addition, we have not reviewed any of the books and records of the Company, or assumed any responsibility for conducting a physical inspection of the properties or facilities of the Company, or for making or obtaining an independent valuation or appraisal of the assets or liabilities of the Company, and no such independent valuation or appraisal was conducted by or provided to us. We also have assumed that the transactions described in the Securities Purchase Agreement and the Ancillary Agreements will be consummated without waiver or modification of any of the material terms or conditions contained therein by any party thereto. Our opinion is necessarily based on economic and market conditions and other circumstances as they exist and can be evaluated by us as of the date hereof.

        In the ordinary course of our business, we may actively trade the debt and equity securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

        As the Board of Directors is aware, we are acting as financial advisor to the Company in connection with the proposed Transaction and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Transaction, as well as a fee for rendering this opinion. In addition, we have performed various investment banking services for the Company from time to time in the past and have received customary fees for rendering such services. In particular, in 2000, we acted as financial advisor to the Company during its reorganization under Chapter 11 of the U.S. Bankruptcy Code. Also, in 2002, we acted as transaction coordinator and joint bookrunner in the Company's offering of $200 million 8.75% Senior Subordinated Notes due 2012.

        Our opinion addresses only the fairness, from a financial point of view, to the Company of the Purchase Price to be received by the Company in exchange for the issuance and sale of the Purchased Securities in the Transaction, and we do not express any views on any other terms (financial or otherwise) of the Transaction or the other transactions contemplated by the Securities Purchase Agreement or the Ancillary Agreements or any term of the Securities Purchase Agreement or the Ancillary Agreements. Specifically, our opinion does not address the Company's underlying business decision to effect the Transaction or the Company's proposed use or uses of the proceeds of the Transaction, and we have assumed, with your permission, that the Purchase Price will not be reduced by any amounts payable from and after the Closing to the Investors pursuant to the Securities Purchase Agreement or any of the Ancillary Agreements. We are not expressing any opinion as to the prices at which the Company Common Stock will trade following the announcement or the consummation of the Transaction, whether the Investor Warrants will be exercised at any point in the future or what the value of the Investor Warrants or the shares of Company Common Stock issuable upon exercise of the Investor Warrants actually will be when (and if) issued as contemplated by the Securities Purchase Agreement or the Investor Warrant Agreement, as applicable, which all may vary depending upon, among other factors, changes in interest rates, market conditions, general economic conditions and other factors that generally influence the price of securities.

        As you know, on March 21, 2005, another bidder submitted a proposal to acquire all of the Company Common Stock for cash (the "Alternative Proposal"). The form of merger agreement

Board of Directors
Pathmark Stores, Inc.
March 23, 2005

submitted with the Alternative Proposal was not in a form capable of being executed by the Company immediately, and the Alternative Proposal was not accompanied by evidence of financing, such as executed commitment letters, reflecting the transaction structure that the bidder had proposed to the Company during prior negotiations. You have informed us that the Board of Directors of the Company has concluded that the Transaction represents the best value reasonably available to the stockholders of the Company. With your permission, in rendering our opinion, we did not address the relative merits of the Transaction, any other agreements or other matters provided for or contemplated by the Securities Purchase Agreement or the Ancillary Agreements or any other transaction that may be or might have been available as an alternative to the Transaction (including the Alternative Proposal), whether or not any such alternative could be or have been achieved, or the terms upon which any such alternative transaction could be or have been achieved.

        It is understood that this letter is for the benefit and use of the Board of Directors of the Company in its consideration of the Transaction, and except for inclusion in its entirety in any proxy statement of the Company required to be circulated to stockholders of the Company relating to the Transaction, may not be quoted, referred to or reproduced at any time or in any manner without our prior written consent. This opinion does not constitute a recommendation to any stockholder with respect to how such holder should vote with respect to the Transaction or any other matter.

        Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that as of the date hereof, the Purchase Price to be received by the Company in exchange for the issuance and sale of the Purchased Securities in the Transaction is fair, from a financial point of view, to the Company.

Very truly yours,
DRESDNER KLEINWORT WASSERSTEIN SECURITIES LLC

ANNEX B

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

Dated as of March 23, 2005

among

Yucaipa Corporate Initiatives Fund I, L.P.

Yucaipa American Alliance Fund I, L.P.

Yucaipa American Alliance (Parallel) Fund I, L.P

The Yucaipa Companies LLC (As Investors' Representative)

and

Pathmark Stores, Inc.

SECTION 7.02. Conditions to the Obligations of the Investors	B-37
SECTION 7.03. Conditions to the Obligations of the Company	B-38
ARTICLE VIII TERMINATION, AMENDMENT and WAIVER
SECTION 8.01. Termination	B-38
SECTION 8.02. Effect of Termination	B-40
SECTION 8.03. Fees and Expenses	B-40
SECTION 8.04. Amendment	B-41
SECTION 8.05. Waiver	B-41
ARTICLE IX GENERAL PROVISIONS
SECTION 9.01. Survival of Representations and Warranties; Indemnification	B-41
SECTION 9.02. Notices	B-43
SECTION 9.03. Severability	B-44
SECTION 9.04. Entire Agreement; Assignment	B-44
SECTION 9.05. Parties in Interest	B-44
SECTION 9.06. Specific Performance	B-44
SECTION 9.07. Governing Law	B-44
SECTION 9.08. Waiver of Jury Trial	B-45
SECTION 9.09. Attorneys' Fees	B-45
SECTION 9.10. Headings	B-45
SECTION 9.11. Counterparts	B-45
EXHIBITS
Exhibit A Investor Warrant Agreement
Exhibit B Management Agreement
Exhibit C Registration Rights Agreement
Exhibit D Stockholders Agreement
Exhibit E Form of Opinion of Counsel to Company
Exhibit F Form of Opinion of Counsel to Investors
SCHEDULE I Investor Unit Allocation

        SECURITIES PURCHASE AGREEMENT, dated as of March 23, 2005 (this "Agreement"), between Yucaipa Corporate Initiatives Fund I, L.P., a Delaware limited partnership ("YCI"), Yucaipa American Alliance Fund I, L.P., a Delaware limited partnership ("YAAF"), Yucaipa American Alliance (Parallel) Fund I, L.P., a Delaware limited partnership ("YAAF Parallel" and, together with YCI and YAAF, the "Investors", The Yucaipa Companies LLC, a Delaware limited liability company ("Investors' Representative") (which is a party to this Agreement solely with respect to Section 6.11 hereof), and Pathmark Stores, Inc., a Delaware corporation (the "Company").

RECITALS

        WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company, pursuant to the terms and conditions set forth in this Agreement, an aggregate of 20,000,000 investment units ("Units"), which consist in the aggregate of (i) 20,000,000 shares (the "Shares") of the common stock, par value $0.01 per share, of the Company (the "Company Common Stock"), (ii) 10,060,000 Series A warrants (the "Series A Investor Warrants"), the terms of which shall be governed by a warrant agreement between the Company and the Investors in the form attached hereto as Exhibit A (the "Investor Warrant Agreement"), to purchase additional shares of Company Common Stock and (iii) 15,046,350 Series B warrants (the "Series B Investor Warrants"; together with the Series A Investor Warrants, the "Investor Warrants"), the terms of which shall also be governed by the Investor Warrant Agreement, to purchase additional shares of Company Common Stock (the Units, the Shares and the Investor Warrants are collectively referred to herein as the "Purchased Securities");

        WHEREAS, each one Unit will consist of one Share, 0.503 Series A Investor Warrants, and 0.7523175 Series B Investor Warrants;

        WHEREAS, concurrently with execution of this Agreement the Company will enter into a management agreement with the Investors' Representative in the form attached hereto as Exhibit B (the "Management Agreement"), and concurrently with the closing of the sale and purchase of the Purchased Securities contemplated by this Agreement, the Company will enter into (i) the Investor Warrant Agreement, (ii) a registration rights agreement with the Investors with respect to the Shares and shares of Company Common Stock issuable upon exercise of the Investor Warrants, in the form attached hereto as Exhibit C (the "Registration Rights Agreement") and (iii) a stockholders' agreement with the Investors, in the form attached hereto as Exhibit D (the "Stockholders Agreement").

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Investors and the Company hereby agree as follows:

ARTICLE I

DEFINITIONS

        SECTION 1.01.    Definitions.

        (a)   For purposes of this Agreement:

          "Acquisition Proposal" means any proposal or offer from any person relating to any direct or indirect (i) sale, lease or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture or otherwise of assets of the Company or any Subsidiary representing 20% or more of the consolidated assets of the Company and its Subsidiaries (other than sales of inventory in the ordinary course of business and consistent with past practice); (ii) issuance, sale or other disposition, directly or indirectly (including, without limitation, by way of merger, consolidation, business combination, share exchange, joint venture or any similar transaction), of securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 20% or more of any class of equity securities of the Company; (iii) tender offer or exchange offer as defined pursuant to the Exchange Act that, if consummated, would result in any person beneficially owning 20% or more of any class or series (or the voting power of any class or series) of equity securities of the Company or any other transaction in which any person shall acquire beneficial ownership or the right to acquire beneficial ownership, of 20% or more of any class or series (or the voting power of any class or series) of equity securities; (iv) merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company, or any Subsidiary representing 20% or more of the consolidated assets of the Company and its Subsidiaries; or (v) combination of the foregoing (in each case, other than the Transactions).

          "affiliate" of a specified person means a person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

          "Ancillary Agreements" means the Investor Warrant Agreement, the Registration Rights Agreement, the Management Agreement and the Stockholders Agreement.

          "beneficial owner" (and related terms such as "beneficially owned" or "beneficial ownership") has the meaning ascribed to such term under Rule 13d-3 of the Exchange Act.

          "By-Laws" means the Amended and Restated By-Laws of the Company effective April 16, 2004.

          "business day" means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized to close in New York City.

          "Board" means the Board of Directors of the Company.

          "Certificate of Incorporation" means the Amended and Restated Certificate of the Company, dated as of September 19, 2000.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "contracts" means any agreement, contract, lease, power of attorney, note, loan, evidence of indebtedness, purchase order, letter of credit, settlement agreement, franchise agreement, undertaking, covenant not to compete, employment agreement, license agreement, instrument, obligation, commitment, understanding, policy which constitutes an executory obligation, purchase and sales order, quotation which constitutes an executory commitment, and other executory commitments to which a person is a party or to which any of the assets of such person are subject, whether oral or written, express or implied.

          "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract, credit arrangement or otherwise; including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such person.

          "Data Site Index" means the index at Section 1.01(a)(1) of the Disclosure Schedule listing those items in the Electronic Data Room.

          "DGCL" means the General Corporation Law of the State of Delaware.

          "Electronic Data Room" means those documents included on an Internet site as of the date hereof, which has been made available to the Investors.

          "Environmental Laws" means any United States federal, state, local or foreign Laws in existence on the date hereof relating to pollution or the protection, investigation or restoration of the environment or human health due to exposure to Hazardous Substances.

          "Equity Interest" means any share, capital stock, partnership, member or similar interest in any person, and any option, warrant, right or security (including, without limitation, debt securities) convertible, exchangeable or exercisable therefor.

          "Expenses" includes all reasonable and documented out-of-pocket costs, fees and expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation and execution of this Agreement and the Ancillary Agreements and the performance of the Transactions contemplated by this Agreement, including, without limitation, all expenses incurred to obtain all consents, approvals and authorizations of any third party with respect to the Transactions.

          "Hazardous Substances" means (i) those substances defined in or regulated under the following federal statutes and their state counterparts, as each may be amended from time to time, and all regulations thereunder: the Hazardous Materials Transportation Act, the Solid Waste Disposal Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide, and Rodenticide Act, the Occupational Health and Safety Act, and the Clean Air Act; (ii) petroleum and petroleum products, including crude oil and any fractions thereof; (iii) natural gas, synthetic gas, and any mixtures thereof; (iv) polychlorinated biphenyls, asbestos and radon; and (v) any substance, material, or waste defined as toxic or hazardous or as a pollutant or contaminant, or regulated by any Governmental Authority pursuant to any Environmental Law.

          "Intellectual Property" means United States and non-United States (a) inventions and discoveries (whether or not patentable and whether or not reduced to practice), improvements thereto, and patents, patent applications, invention disclosures, and other rights of invention, worldwide, including without limitation any reissues, divisions, continuations and continuations-in-part, provisionals, reexamined patents or other applications or patents claiming the benefit of the filing date of any such application or patent; (b) trademarks, service marks, trade names, trade dress, logos, Internet domain names, product names and slogans, including any common law rights, registrations, and applications for registration for any of the foregoing, and the goodwill associated with all of the foregoing, worldwide; (c) copyrightable works, all rights in copyrights, including moral rights, copyrights, website content, packaging design and art work, and other rights of authorship and exploitation, and any applications, registrations and renewals in connection therewith, worldwide; (d) confidential and proprietary information, including without limitation, customer and supplier lists and related information, pricing and cost information, business and marketing plans, research and development, advertising statistics, any other financial, marketing and business data, technical data, databases, specifications, designs, drawings, methods, schematics and know-how (collectively, "Trade Secrets"); (e) to the extent not covered by subsections (a) through (d), above, software and website content; (f) all claims, causes of action and rights to sue for past, present and future infringement, misappropriation or unconsented use of any of the Intellectual Property, the right to file applications and obtain registrations, and all products, proceeds and revenues arising from or relating to any and all of the foregoing, throughout the world; and (g) the rights to use the names and likenesses of natural persons and any other proprietary, intellectual property and other rights relating to any or all of the foregoing anywhere in the world.

          "knowledge of the Company" means the actual knowledge of the executive officers of the Company and those individuals identified on Section 1.01(a)(2) of the Disclosure Schedule, in each case, after reasonable inquiry.

          "Liens" means any charge, mortgage, pledge, deed of trust, hypothecation, right of others, claim, security interest, encumbrance, burden, title defect, title retention agreement, lease, sublease, license, occupancy agreement, easement, covenant, condition, encroachment, voting trust agreement, interest, option, right of first offer, negotiation or refusal, proxy, lien or other similar restrictions or limitations.

          "Material Adverse Effect" means any event, circumstance, change or effect that, either individually or combined with all other events, circumstances, changes or effects, (i) has or would have a material adverse effect on the business, operations, assets, liabilities (including contingent liabilities), financial condition or results of operations of the Company and the Subsidiaries, taken as a whole or (ii) materially impairs or would materially impair the ability of the Company to consummate the Transactions and perform its other obligations under this Agreement; provided, however, that "Material Adverse Effect" shall not include any event, circumstance, change or effect arising out of or attributable to (i) any decrease in the market price of the shares of the Company Common Stock (but not any event, circumstance, change or effect underlying such decrease to the extent that such event, circumstance, change or effect would otherwise constitute a Material Adverse Effect), (ii) any events, circumstances, changes or effects that affect the supermarket business generally and that do not disproportionately impact the Company and its Subsidiaries, (iii) any changes in the securities markets generally that do not disproportionately impact the Company and its Subsidiaries, (iv) any changes in general economic, legal, regulatory or political conditions in the geographic regions in which the Company and its Subsidiaries operate that do not disproportionately impact the Company and its Subsidiaries.

          "Other Filings" means all filings made by, or required to be made by, the Company with the SEC other than the Proxy Statement.

          "Permitted Liens" means (i) liens for current Taxes not yet due and payable and Liens for Taxes being contested in good faith through proper proceedings (for which contested Taxes adequate reserves have been made), (ii) inchoate mechanics' and materialmen's liens for construction in progress, and, (iii) such (A) inchoate workmen's, repairmen's, warehousemen's and carriers' liens arising in the ordinary course of business of the Company or any Subsidiary consistent with past practice, and (B) zoning restrictions, survey exceptions, utility easements, rights of way and similar Liens that are typical for the applicable property type and locality (excluding, in each case, any mortgages or other Liens securing borrowed money) which do not materially interfere with the current use of such Owned Real Property or Leased Real Property and (iv) mortgages provided pursuant to the Credit Agreement.

          "person" includes, without limitation, an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a "person" or "group" each within the meaning of Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

          "Release" shall have the meaning given to such term in the United States Comprehensive Environmental Response, Compensation and Liability Act, 42 USC Section 9601 et seq.

          "subsidiary" or "subsidiaries" of the Company, the Investors or any other person means an affiliate controlled by such person, directly or indirectly, through one or more intermediaries.

          "Superior Proposal" means a bona fide Acquisition Proposal concerning the sale of 50% or more of the consolidated assets of the Company or any issuance, sale, disposition, tender offer, exchange offer, acquisition of ownership or other transfer of 50% or more of the voting power of the Company made by any person (other than an Investor and its affiliates) which was not solicited by the Company, any Subsidiary, any directors, officers, employees, accountants, consultants, legal counsel, advisors, agents or other representatives of the Company or any Subsidiary or any other affiliates and which, in the good faith judgment of the Board (taking into account the various legal, financial and regulatory aspects of the proposal (including whether or not such a proposal is subject to a financing contingency), and the identity of the person making the proposal) (i) if accepted, is reasonably expected to be consummated and, if applicable, financed, and (ii) if consummated would, based upon the advice of the Company's financial advisor, result in a transaction that is more favorable to the Company and to the Company's stockholders, from a financial point of view, than the Transactions contemplated by this Agreement (as the same may be proposed by the Investors to be amended pursuant to Section 8.01(e)).

          "Tax Returns" means any return, report or other form filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in respect of Taxes.

          "Taxes" means any and all taxes, fees, levies, duties, tariffs, imposts and other similar charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchise, windfall or other profits, gross receipts, property (real or personal), sales, use, capital stock, payroll, employment, occupation, severance, disability, premium, environmental (including taxes under Code Section 59A), social security, workers' compensation, estimated, unemployment compensation or net worth; alternative or add-on minimum; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value-added or gains taxes; license, registration and documentation fees; and customers' duties, tariffs and similar charges.

          "Transactions" shall mean execution and delivery of this Agreement and the Ancillary Agreements, the purchase and sale of the Purchased Securities as contemplated by this Agreement, the issuance of the Purchased Securities by the Company, and the performance of the obligations contemplated by this Agreement and the Ancillary Agreements.

          "2000 Warrant Agreement" means the Warrant Agreement dated as of September 19, 2000, between the Company and ChaseMellon Shareholder Services, LLC.

          "2000 Warrants" means the warrants issued by the Company pursuant to the Warrant Agreement.

        (b)   The following terms have the meaning set forth in the Sections set forth below:

Defined Term	Location of Definition
Action	§3.09
Agreement	Preamble
Blue Sky Laws	§3.05(b)
Claim Notice	§9.01(e)
Code	§3.10(a)
Closing	§2.03
Company	Preamble
Company Common Stock	Recitals
Company Material Contract	§3.17
Company Options	§3.03(a)
Company Preferred Stock	§3.03(a)

Company Recommendation	§6.04(d)
Company Stock Option Plans	§3.03(a)
Confidentiality Agreement	§6.03(b)
Continuing Independent Directors	§6.08(b)
Credit Agreement	§6.07
Disclosure Schedule	Article III
Dispute Notice	§9.01(h)
ERISA	§3.10(a)
Exchange Act	§3.05(b)
GAAP	§3.07(b)
Governmental Authority	§3.05(b)
HSR Act	§3.05(b)
Indemnified Party	§9.01(e)
Indemnifying Party	§9.01(e)
Indemnity Notice	§9.01(h)
Investors	Preamble
Investor Director Designees	§6.08(a)
Investors' Representative	Preamble
Investor Warrant Agreement	Recitals
Investor Warrants	Recitals
IRS	§3.10(a)
Law	§3.05(a)
Leased Real Property	§3.13(a)
Losses	§9.01(b)
Management Agreement	Recitals
Multiemployer Plan	§3.10(a)
Nasdaq	§3.05(b)
New Independent Directors	§6.08(c)
Open Years	§3.15(c)
Owned Real Property	§3.13(a)
Permits	§3.06
PBGC	§3.10(d)
Plan	§3.10(a)
Proxy Statement	§3.05(b)
Purchase Price	§2.02
Purchased Securities	Recitals
Registered IP	§3.14(a)
Registration Rights Agreement	Recitals
SEC	§3.05(b)
SEC Reports	§3.07(a)
Securities Act	§3.07(a)
Series A Investor Warrant	Recitals
Series B Investor Warrant	Recitals
Shares	Recitals
SOX	§3.20
Stockholders Agreement	Recitals
Stockholder Approval	§6.01
Stockholders' Meeting	§6.01
Subsidiary	§3.01(a)
Tenant Leases	§3.13(a)

Termination Date	§8.01
Third Party Claim	§9.01(e)
Title IV Plan	§3.10(d)
Units	Recitals
Warrant Shares	§4.04
YAAF	Preamble
YAAF Parallel	Preamble
YCI	Preamble

ARTICLE II

PURCHASE AND SALE

        SECTION 2.01.    Purchase and Sale of the Purchased Securities.    Upon the terms and subject to the conditions of this Agreement, at the Closing, the Company shall issue to Investors, and Investors shall purchase, accept and acquire from the Company, that number of Units set forth opposite their respective names on Schedule I hereto.

        SECTION 2.02.    Purchase Price.    The purchase price for each Unit shall be $7.50, or $150.0 million in the aggregate (the "Purchase Price").

        SECTION 2.03.    Closing.    Unless this Agreement shall have been terminated in accordance with Section 8.01, and subject to the satisfaction or waiver of the conditions set forth in Article VII, the closing of the issuance, purchase and sale of the Units (the "Closing") will take place at 11:00 a.m., New York time, on the second business day after the satisfaction or waiver of the conditions set forth in Article VII (other than those that by their terms are to be satisfied or waived at the Closing), at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, unless another time, date or place is agreed to in writing by Investors and the Company.

        SECTION 2.04.    Closing Deliveries by the Company.    At the Closing, the Company shall deliver or cause to be delivered to the Investors:

          (a)   duly executed certificates evidencing the Shares, the Series A Warrants, and the Series B Warrants, registered in the name of the Investors (it being understood that any fractional Warrants shall be rounded to the nearest whole Warrant);

          (b)   executed counterparts of each Ancillary Agreement (other than the Management Agreement) to which the Company is a party;

          (c)   a receipt for the Purchase Price; and

          (d)   the documents, instruments, writings and payments contemplated or required to be delivered by the Company at the Closing pursuant to Section 7.02.

        SECTION 2.05.    Closing Deliveries by the Investors.    At the Closing, the Investors shall deliver to the Company:

          (a)   the Purchase Price by wire transfer in immediately available funds to an account specified by the Company in writing no less than three business days prior to the Closing;

          (b)   executed counterparts of each Ancillary Agreement (other than the Management Agreement) to which any Investor is a party; and

          (c)   the documents, instruments and writings contemplated or required to be delivered by the Investors at the Closing pursuant to Section 7.03.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        As an inducement to the Investors to enter into this Agreement, except as set forth in the Disclosure Schedule, which identifies exceptions by specific Section references (it being understood that the listing or setting forth of any matter in one Section shall be deemed to be a listing or setting forth in another Section if such matter is disclosed in such a way as to make its relevance to the information called for by such other Section reasonably apparent on its face), dated as of the date hereof delivered by the Company to the Investors (the "Disclosure Schedule"), the Company hereby represents and warrants to the Investors that:

        SECTION 3.01.    Organization and Qualification; Subsidiaries.

        (a)   Each of the Company and each subsidiary of the Company (each, a "Subsidiary") is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has the requisite corporate or other power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. The Company and each Subsidiary is duly qualified or licensed as a foreign corporation or other entity to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified or licensed and in good standing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        (b)   A true and complete list of each Subsidiary, together with the jurisdiction of incorporation of each Subsidiary and the percentage of the outstanding capital stock of each Subsidiary owned by the Company and each other Subsidiary, is set forth in Section 3.01(b) of the Disclosure Schedule. The Company does not directly or indirectly own any Equity Interest, or any interest convertible into or exchangeable or exercisable for any Equity Interest in, any person.

        SECTION 3.02.    Certificate of Incorporation and By-laws.    The Company has heretofore made available to the Investors in the Electronic Data Room a complete and correct copy of the Certificate of Incorporation and the By-laws or equivalent organizational documents, each as amended to date, of the Company and each Subsidiary. Such Certificates of Incorporation, By-laws or equivalent organizational documents of each Subsidiary are in full force and effect. As of the date hereof, such Certificate of Incorporation and By-laws of the Company are in full force and effect and, as of the Closing, the Certificate of Incorporation and the Restated By-laws shall be in full force and effect. Neither the Company nor any Subsidiary is in violation of any of the provisions of its Certificate of Incorporation, By-laws or equivalent organizational documents. True and complete copies of all minute books of the Company and each Subsidiary containing minutes for the five-year period preceding the date of this Agreement have been made available by the Company to the Investors in the Electronic Data Room, except that minutes relating to the Board's review of strategic alternatives for the Company have been redacted.

        SECTION 3.03.    Capitalization.

        (a)   The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share (the "Company Preferred Stock"). As of March 21, 2005, (i) 30,099,510 shares of Company Common Stock (other than treasury shares) were issued and outstanding, all of which were validly issued, fully paid, nonassessable and free of preemptive rights, (ii) 28,318 shares of Company Common Stock were held in the treasury of the Company and (iii) no shares of Company Common Stock were held by the Subsidiaries. As of March 21, 2005, 5,476,685 shares of Company Common Stock were issuable (and such number was reserved for issuance) upon exercise of outstanding employee stock options or stock incentive rights granted pursuant to the Pathmark Stores, Inc. 2000 Employee Equity Plan and the 2000 Non-Employee

Directors' Plan, in each case as amended through the date of this Agreement (collectively, the "Company Stock Option Plans"), and 5,294,118 shares of Company Common Stock were issuable upon exercise of the 2000 Warrant Agreement. As of the date hereof, no shares of Company Preferred Stock are issued and outstanding. Except as set forth in this Section 3.03 and Section 3.10, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound relating to the issued or unissued capital stock or other Equity Interests of the Company or any Subsidiary, or securities convertible into or exchangeable for such capital stock or other Equity Interests, or obligating the Company or any Subsidiary to issue or sell any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, the Company or any Subsidiary. Since March 21, 2005 the Company has not issued any shares of its capital stock, or securities convertible into or exchangeable for such capital stock or other Equity Interests, other than those shares of capital stock reserved for issuance as set forth in this Section 3.03 or in Section 3.03(a) of the Disclosure Schedule. Set forth in Section 3.03(a) of the Disclosure Schedule is a true and complete list, as of March 21, 2005, of the prices at which outstanding options issued under the Company Stock Option Plans (the "Company Options") may be exercised under the applicable Company Stock Option Plan, the number of Company Options outstanding at each such price and the vesting schedule of the Company Options for each "executive officer" of the Company (within the meaning of such term under Section 16 of the Exchange Act). None of the Company Options are "incentive stock options" within the meaning of Section 422 of the Code. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. There are no outstanding contractual obligations of the Company or any Subsidiary (A) restricting the transfer of, (B) affecting the voting rights of, (C) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (D) requiring the registration for sale of, or (E) granting any preemptive or antidilutive right with respect to, any shares of Company Common Stock or any capital stock of, or other Equity Interests in, the Company or any Subsidiary. There are no outstanding contractual obligations of the Company or any Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary or any other person, other than guarantees by the Company of any indebtedness or other obligations of any wholly-owned Subsidiary. Each outstanding share of capital stock of, or other Equity Interest in, each Subsidiary is duly authorized, validly issued, and, if applicable, fully paid and, in the case of corporations, nonassessable (except for any corporation incorporated in the State of New York) and free of preemptive rights, and is owned, beneficially and of record, by the Company or another Subsidiary free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Company's or such other Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever.

        (b)   The Shares, when issued, paid for and delivered in accordance with the terms of this Agreement, and the shares of Company Common Stock to be issued pursuant to the Investor Warrants, will be duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

        SECTION 3.04.    Authority.    The Company has all necessary power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transactions. The Company's execution and delivery of this Agreement and the Ancillary Agreements to which it is a party and the consummation by the Company of the Transactions have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the Ancillary Agreements to which the Company is a party, to consummate the Transactions (other than with respect to the issuance of the Purchased Securities, the approval of a majority of the votes cast at the Stockholders' Meeting). The Board has approved this Agreement, each

Ancillary Agreement and the issuance of the Purchased Securities and has directed that the Transactions be submitted to the Company's stockholders for approval at a meeting of such stockholders. This Agreement and the Management Agreement have been, and at the Closing each of other Ancillary Agreements to which it is a party will be, duly authorized and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Investors, this Agreement and the Management Agreement constitute, and at the Closing each of the other Ancillary Agreements to which the Company is a party will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

        SECTION 3.05.    No Conflict; Required Filings and Consents.

        (a)   The execution and delivery by the Company of this Agreement and the Ancillary Agreements to which it is a party do not, and the performance of its obligations hereunder and thereunder will not, (i) conflict with or violate the Certificate of Incorporation or By-laws or equivalent organizational documents of the Company or any Subsidiary, (ii) assuming that all consents, approvals, authorizations and other actions described in subsection (b) have been obtained and all filings and obligations described in subsection (b) have been made, conflict with or violate any foreign or domestic statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order ("Law") applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) require any consent or approval under, result in any breach of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or give to others a right to require any payment to be made under, or result in the creation of a lien or other encumbrance on any property or asset of the Company or any Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        (b)   The execution and delivery by the Company of this Agreement and the Ancillary Agreements to which it is a party do not, and the performance of its obligations hereunder and thereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any United States federal, state, county or local or any foreign government, governmental, Tax, regulatory or administrative authority, agency, instrumentality or commission or any court, tribunal, or judicial or arbitral body (a "Governmental Authority"), except (i) for (A) applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), state securities or "blue sky" laws ("Blue Sky Laws"), (B) the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (C) the filing with the Securities and Exchange Commission (the "SEC") of a proxy statement relating to the issuance of the Purchased Securities to be sent to the Company's stockholders (as amended or supplemented from time to time, the "Proxy Statement"), and (D) any filings required under the rules and regulations of the Nasdaq Stock Market ("Nasdaq"), and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to (1) prevent or materially delay consummation of the Transactions, (2) otherwise prevent or materially delay performance by the Company of any of its material obligations under this Agreement or any Ancillary Agreement, or (3) have a Material Adverse Effect.

        SECTION 3.06.    Permits; Compliance.    Each of the Company and the Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for each of the Company or the Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted and substantially as described in the Company's SEC Reports filed prior to the date hereof

(the "Permits"), and all such Permits are valid, and in full force and effect, except where the failure to have, or the suspension or cancellation of, or failure to be valid or in full force and effect of, any of the Permits would not, individually or in the aggregate, reasonably be expected to (A) prevent or materially delay consummation of the Transactions, (B) otherwise prevent or materially delay performance by the Company of any of its material obligations under this Agreement or any Ancillary Agreement or (C) have a Material Adverse Effect. As of the date hereof, no suspension or cancellation of any of the Permits is pending or, to the knowledge of the Company, threatened, except where the failure to have, or the suspension or cancellation of, any of the Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is in conflict with, or in default, breach or violation of, (i) any Law applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, or (ii) any Permits, except for any such conflicts, defaults or violations that would not, individually or in the aggregate, reasonably be expected to (A) prevent or materially delay consummation of the Transactions, (B) otherwise prevent or materially delay performance by the Company of any of its material obligations under this Agreement or any Ancillary Agreement or (C) have a Material Adverse Effect. Since the enactment of SOX, the Company and each of its officers and directors have been and are in compliance in all material respects with (A) the applicable provisions of SOX and the related rules and regulations promulgated thereunder and under the Exchange Act and (B) the applicable listing and corporate governance rules and regulations of the Nasdaq.

        SECTION 3.07.    SEC Filings; Financial Statements.

        (a)   The Company has timely filed all forms, reports and documents (including all exhibits) required to be filed by it with the SEC since February 1, 2002 (the "SEC Reports"). The SEC Reports (i) were prepared in accordance with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary is required to file any form, report or other document with the SEC. As of the date hereof, the Company is eligible to register securities on Form S-3 of the Securities Act.

        (b)   Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the SEC Reports was prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and the Company's books and records, and each fairly presented the consolidated financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as at the respective dates thereof and for the respective periods indicated therein except as otherwise noted therein (subject, in the case of unaudited statements, to normal year-end adjustments which individually or in the aggregate did not have, and would not reasonably be expected to have, a Material Adverse Effect). The books and records of the Company and each Subsidiary have been, and are being, maintained in accordance with applicable legal and accounting requirements in all material respects.

        (c)   Except as and to the extent set forth on the consolidated balance sheet of the Company and the consolidated Subsidiaries as of January 31, 2004 included in the Company Form 10-K for the year ended January 31, 2004, including the notes thereto, none of the Company or any consolidated Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), except for liabilities or obligations incurred since January 31, 2004 that would not, individually or in the aggregate, reasonably be expected to (A) prevent or materially delay consummation of the Transactions, (B) otherwise prevent or materially delay performance by the Company of any of its material obligations under this Agreement or any Ancillary Agreement or (C) have a Material Adverse Effect.

        (d)   The Company has previously made available to the Investors in the Electronic Data Room a complete and correct copy of any amendment or modification which has not yet been filed with the SEC to any agreement, document or other instrument which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

        (e)   As of the date hereof, neither the Company nor, to the knowledge of the Company, any of the Company's or any Subsidiary's employees, is the subject of any formal or informal investigation by the SEC, and, to the knowledge of the Company, no such investigation has been threatened or fact exists which would reasonably be expected to result in the institution of any such investigation. Written correspondence (other than any transmittal letter or other correspondence that does not address substantively any comments or questions from, or ongoing discussions with, the SEC), with the SEC since February 1, 2002 until the date hereof has been made available to the Investors in the Electronic Data Room. The audit committee of the Board has established "whistleblower" procedures that meet the requirements of Exchange Act Rule 10A-3, and has made available to the Investors in the Electronic Data Room true, complete and correct copies of such procedures. Neither the Company nor any Subsidiary has received any "complaints" (within the meaning of Exchange Act Rule 10A-3) in respect of any accounting, internal accounting controls or auditing matters. To the knowledge of the Company, no complaints seeking relief under Section 806 of SOX have been filed with the United States Secretary of Labor and no employee has threatened to file any such complaint.

        (f)    The Company has made available to the Investors in the Electronic Data Room true and complete copies of (i) any written communications or presentations, however transmitted, delivered to the Board or the Audit Committee of the Board or the Company's external auditor that discusses any potential material weakness or potential significant deficiency in the Company's or any Subsidiary's disclosure controls and procedures or internal control over financial reporting or the Company's compliance, or ability to timely comply, with Section 404 of SOX, (ii) formal documentation of their internal controls over financial reporting, in each case as in effect as of January 31, 2005, (iii) all notices received from its external auditor prior to the date hereof of any significant deficiencies or material weaknesses in the Company's internal control over financial reporting since January 31, 2004 and any other management letter or similar correspondence from any independent auditor of the Company or any of its Subsidiaries received since January 31, 2003 and prior to the date hereof.

        SECTION 3.08.    Absence of Certain Changes or Events.    Except as set forth in the SEC Reports filed with the SEC prior to the date of this Agreement or as expressly contemplated by this Agreement, since January 31, 2004 through the date hereof, each of the Company and the Subsidiaries has conducted its business in the ordinary course consistent with past practice and, since such date through the date hereof, (i) there has not occurred any Material Adverse Effect or an event or development that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or any event or development that would, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance of this Agreement or any Ancillary Agreement by the Company and (ii) the Company and the Subsidiaries have not (A) issued, sold, pledged, disposed, granted or encumbered any shares of any class of capital stock or other Equity Interests in or of the Company or any Subsidiary, (B) sold, pledged, disposed, transferred, leased, licensed, guaranteed or encumbered any material property or assets of the Company or any Subsidiary, except in the ordinary course of business consistent with past practice, (C) acquired (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division thereof, (D) except for borrowings under the Credit Agreement or borrowings under the predecessor credit facility, incurred any indebtedness for borrowed money which, individually or together with all such other indebtedness,exceeds $2 million, (E) granted any security interest in any of their material assets except for such security interests as would constitute a Permitted Lien, (F) made or authorized any capital expenditure or purchase of fixed assets other than in the ordinary course of business, (G) increased the compensation or benefits payable to or to become payable to its directors, officers or employees, except for increases in accordance with past practices in salaries or wages of employees of the Company or any Subsidiary which are not across-the-board increases, or granted any rights to severance or termination pay to, or entered into any employment or severance agreement with, any director, officer or other employee (other than severance for employees other than officers, in accordance with past practice, in connection with such employee's termination of employment with the Company) of the Company or any Subsidiary, or taken any affirmative action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Plan, (H) made or changed any material election in respect of Taxes, adopted or changed any material accounting method in respect of Taxes or settled or compromised any material claim, notice, audit report or assessment in respect of Taxes, (I) made any material change, other than changes required by GAAP or in the ordinary course of business, with respect to accounting policies or procedures of the Company or any of its Subsidiaries, (J) pre-paid any long-term debt or paid, discharged or satisfied any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), except for such payments, discharges or satisfaction of claims as were in the ordinary course of business consistent with past practice, or (K) written up, written down or written off the book value of any material assets, or a material amount of any other assets, other than in the ordinary course of business or except as required by GAAP.

        SECTION 3.09.    Absence of Litigation.    Except as disclosed in the SEC Reports filed prior to the date of this Agreement, there is no litigation, suit, claim, action, formal complaint, prosecution, indictment, formal investigation, arbitration or proceeding (whether civil, criminal or administrative, an "Action") pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, or any property or asset of the Company or any Subsidiary, or, to the knowledge of the Company, for which the Company or any Subsidiary is obligated to indemnify a third party, before any Governmental Authority that (i) has had or would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (ii) challenges the validity or propriety or seeks to materially delay or prevent the consummation of the Transactions and which is reasonably expected to be adversely determined against the Company. Neither the Company nor any Subsidiary nor any property or asset of the Company or any Subsidiary is subject to any order of, consent decree, settlement agreement or similar written agreement with, any Governmental Authority, or any order, writ, judgment, injunction, decree, ruling, determination or award of any Governmental Authority that would, individually or in the aggregate, reasonably be expected to (A) prevent or materially delay consummation of the Transactions, (B) otherwise prevent or materially delay performance by the Company of any of its material obligations under this Agreement or any Ancillary Agreement or (C) result in a Material Adverse Effect.

        SECTION 3.10.    Employee Benefit Plans.

        (a)   Section 3.10(a)(i) of the Disclosure Schedule lists (i) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, incentive, stock option, stock purchase, restricted stock, phantom stock, or other stock-based compensation, deferred compensation, retiree medical or life insurance, supplemental executive retirement, severance or other benefit plans, programs, trusts or arrangements, and all employment, termination, severance, compensation or other contracts or agreements, to which the Company or any of its affiliates is a party, or which are sponsored by the Company or any of its affiliates for the benefit of any employee, officer or director of the Company or any Subsidiary, and (ii) any material contracts, arrangements, agreements, policies, practices or understandings between the Company or any of its affiliates and any employee of the Company or of any Subsidiary, including, without limitation, any contracts, arrangements or understandings or change in control arrangements relating to a sale of the Company (collectively, the "Plans"). Section 3.10(a)(ii) of the Disclosure Schedule lists each "multiemployer plan" (as defined in Section 3(37) or 4001(a)(3) of ERISA) in which any employee of the Company or any Subsidiary participates (the "Multiemployer Plans"). All Plans are in writing and the Company has made available to the Investors in the Electronic Data Room true, correct and complete copies of (i) such Plans, (ii) the most recent annual report (Form 5500) filed with the Internal Revenue Service (the "IRS"), if any, with respect to any Plan and, to the extent in the Company's possession, any Multiemployer Plan, (iii) the most recent summary plan description for each Plan for which a summary plan description is available or is required by applicable Law, (iv) the most recent actuarial report or valuation, if any, relating to a Plan and, to the extent in the Company's possession, any Multiemployer Plan, and (v) the most recent determination letter, if any, issued by the IRS with respect to any Plan that is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

        (b)   Each Plan has been operated and administered in all material respects in accordance with its terms and the requirements of all applicable Laws, including, without limitation, ERISA and the Code. As of the date hereof, no action, claim or proceeding is pending or, to the knowledge of the Company, threatened with respect to any Plan (other than claims for benefits in the ordinary course) that would result in any material liability to the Company and, to the knowledge of the Company, no fact or event exists that would give rise to any such action, claim or proceeding.

        (c)   Each Plan that is intended to be qualified under Section 401(a) of the Code has timely received a favorable determination letter from the IRS and each trust established in connection with any Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code has received a determination letter from the IRS that it is so exempt, and, to the knowledge of the Company, no fact or event has occurred since the date of such determination letter or letters from the IRS that would reasonably be expected to adversely affect the qualified status of any such Plan or the exempt status of any such trust.

        (d)   With respect to any Plan which is an "employee pension benefit plan" as defined in Section 3(2) of ERISA and which is subject to Part 3 of Title I or to Title IV of ERISA (a "Title IV Plan"): (i) there is no lien under Section 412(n) of the Code by reason of an accumulated funding deficiency, whether or not waived, under Section 412 of the Code; (ii) no liability (other than liability for premiums) to the Pension Benefit Guaranty Corporation ("PBGC") has been incurred and all premiums required to be paid to the PBGC have been paid by or on behalf of such Title IV Plan; (iii) the assets of each Title IV Plan equal or exceed the benefit liabilities of such Title IV Plan determined on a termination basis; and (iv) as of the date hereof, the Company has received no actual notice from the PBGC that an event or condition exists which (A) would constitute grounds for termination of such Title IV Plan by the PBGC or (B) has caused a partial termination of such Title IV Plan.

        (e)   None of the Plans provides medical, health or life insurance or any other welfare-type benefits for current or future retired or terminated employees of the Company or its Subsidiaries or their spouses of dependents (other than in accordance with Part 6 of Title I of ERISA or Code Section 4980B).

        (f)    The Transactions contemplated hereby will not entitle any employee, officer or director of the Company and its Subsidiaries to any amount (whether in cash or property) that would be received under any Plan, or increase the amount of or accelerate the time of payment of vesting thereof.

        (g)   No amount or acceleration referred to in subsection (f) above (whether or not disclosed on Section 3.10(f) of the Disclosure Schedule) would (i) be characterized as an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code) or (ii) not be deductible under Section 162(a)(1) or 404 of the Code.

        (h)   As of the date hereof, (i) all of the options issued under the Company Stock Option Plans are either (A) unvested or (B) were issued at no less than fair market value and (ii) no shares of restricted Common Stock issued by the Company provide for a deferral opportunity beyond vesting.

        SECTION 3.11.    Labor Matters.    (i) Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or any Subsidiary, nor, to the knowledge of the Company as of the date hereof, are there any activities or proceedings of any labor union to organize any such employees; and (ii) neither the Company nor any Subsidiary has materially breached or otherwise failed to comply with any material provision of any such agreement or contract, and, to the knowledge of the Company as of the date hereof, there are no material grievances outstanding against the Company or any Subsidiary under such agreement or contract. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) there are no controversies pending or, to the knowledge of the Company, threatened between the Company or any Subsidiary and any of their respective employees; and (ii) there is no organized strike, slowdown, work stoppage or lockout by or with respect to any employees of the Company or any Subsidiary.

        SECTION 3.12.    Proxy Statement.    The Proxy Statement shall not, at the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to stockholders of the Company and at the time of the Stockholders' Meeting, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading except that no representation or warranty is made by the Company with respect to any information supplied by the Investors for inclusion in the Proxy Statement. The Proxy Statement, and any amendments or supplements thereto, when filed by the Company with the SEC, or when distributed or otherwise disseminated to the Company's stockholders, as applicable, shall comply as to form in all material respects with the requirements of the Exchange Act the rules and regulations thereunder and other applicable Laws.

        SECTION 3.13.    Property and Leases.

        (a)   As of the date hereof, Section 3.13 of the Disclosure Schedule contains a true, correct and complete list of (i) all real property owned by the Company or its Subsidiaries ("Owned Real Property"), (ii) all leases, subleases or other occupancy agreements relating to all real property that any of the Company or its Subsidiaries owns, leases or subleases or otherwise has any right, title or interest in or to and sets forth the Company or applicable Subsidiary that leases, subleases or otherwise has an interest in same (the property demised thereunder herein referred to as the "Leased Real Property") and (iii) with respect to each of the Owned Real Properties and Leased Real Properties, all existing leases, subleases, licenses or other occupancy agreements to which the Company or any of its Subsidiaries is a party as landlord or lessor thereunder or by which the Company or any of its Subsidiaries is bound as landlord or lessor thereunder, and all amendments, modifications, extensions and supplements thereto (collectively, the "Tenant Leases"), regardless of whether the terms thereof have commenced. Section 3.13 of the Disclosure Schedule briefly describes the current use or non-use, as the case may be, of such Owned Real Property and Leased Real Property, and neither the Company nor any of its Subsidiaries has any interest in any other real property.

        (b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each of the Company and its Subsidiaries is the record owner of, and has good and marketable fee title to (including all improvements located thereon) the Owned Real Property, and valid and enforceable leasehold interests in all Leased Real Property and (ii) none of the Owned Real Property or Leased Real Property is subject to any Liens (other than Permitted Liens) or any other easements, rights of way, licenses, grants, building or use restrictions, exceptions, reservations, limitations or other impediments. There are no options or rights to purchase or lease all or any part of the Owned Real Property or any interest therein of any other person other than as set forth in the Tenant Leases. No person other than the Company or a Subsidiary leases, has a tenancy or otherwise occupies, or has the right to occupy or use, the Owned Real Property and Leased Real Property other than pursuant to a Tenant Lease.

        (c)   With respect to each Leased Real Property and Tenant Lease, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) such lease or sublease is legal, valid, binding, enforceable and in full force and effect; (ii) there exists no default under any such lease or sublease by the Company or any Subsidiary which has not been cured, and, to the knowledge of the Company, there has not occurred any event that (with the lapse of time or the giving of notice or both) would constitute, and no party to any such lease has given the Company or any Subsidiary written notice of or made a claim with respect to, a default on the part of the Company or any of its Subsidiaries under any such lease or sublease; (iii) to the knowledge of the Company, no party (other than the Company or any Subsidiary) is in default, and there has not occurred any event that (with the lapse of time or giving of notice or both) would constitute a default by any such party under any such lease or sublease; (iv) all leasing, brokerage, finder and other similar fees and commissions that are due and payable by the Company or any of its Subsidiaries with respect to such leases and subleases have been paid in full; and (v) a true, correct and complete copy of each such lease and sublease (including any renewal notices delivered thereunder) and any guaranty given with respect thereto has been furnished or made available to the Investors in the Electronic Data Room.

        (d)   Except in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all Owned Real Property and Leased Real Property is in good and usable condition, subject to normal wear and tear and normal industry practice with respect to maintenance, and has such rights of egress and ingress, and such easements, rights of way and grants, as are necessary to allow such real property to be operated, and the business of the Company and each of its Subsidiaries conducted with respect thereto to be conducted, as now operated and conducted. Except in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, to the Company's knowledge, no improvement on any Owned Real Property or any Leased Real Property encroaches on an adjacent property owner's property, and no property owner's property encroaches on any Owned Real Property or Leased Real Property. The Owned Real Property and Leased Real Property are all of the material real property assets which are used in or necessary to the continued conduct of the Company's business as it is currently operated.

        (e)   Except in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries, with respect to the Owned Real Property and the Leased Real Property, has violated (or will violate with notice or the passing of time or both) any zoning, subdivision or building Law applicable thereto, including all applicable health, fire and safety Laws, ordinances and administrative regulations; and (ii) neither the Company nor any of its Subsidiaries has violated (or will violate with notice or the passing of time or both) any covenants, conditions or restrictions contained in any easement, restrictive covenant or other similar instrument or agreement affecting the Owned Real Property or Leased Real Property. As of the date hereof, except as provided in the Electronic Data Room, neither the Company nor any Subsidiary has received from any Governmental Authority or any other person any written notice of any current or potential material violation of or material noncompliance with any of the matters set forth in clauses (i) and (ii) of the immediately preceding sentence.

        (f)    Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no pending or, to the knowledge of the Company, threatened condemnation or eminent domain proceeding or changes in zoning affecting the Owned Real Property or Leased Real Property that would adversely affect the use, operation, maintenance, enjoyment or value thereof in any material respect.

        SECTION 3.14.    Intellectual Property.

        (a)   Section 3.14(a) of the Disclosure Schedule lists all of the (i) registered trademarks and service marks and applications therefor, (ii) registered copyrights and applications therefor, (iii) issued patents and patent applications, and (iv) domain names, in each case, that are owned by the Company or any Subsidiary and are material to the conduct of the business of the Company and the Subsidiaries (collectively, the "Registered IP").

        (b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

            (i)  The Company and the Subsidiaries have used reasonable measures to protect the proprietary nature of the trade secrets and confidential information that they own or use.

           (ii)  The Company or the Subsidiaries own all right, title and interest in and to, or has the valid right to use, free and clear of all Liens (other than Permitted Liens and encumbrances arising pursuant to license agreements), the Intellectual Property necessary for or used in the conduct of their business.

          (iii)  The conduct of the Company and the Subsidiaries, and the conduct of the business of the Company and the Subsidiaries as currently conducted, do not conflict with, infringe upon, misappropriate, violate or interfere with the Intellectual Property rights of any third party.

          (iv)  To the knowledge of the Company, no third party is infringing upon any Intellectual Property owned by the Company or any Subsidiary.

           (v)  The Company and the Subsidiaries have taken commercially reasonable measures to maintain and protect the Registered IP.

        (c)   The execution and delivery by the Company of this Agreement and the Ancillary Agreements to which it is a party do not, and the performance of its obligations hereunder and thereunder will not, adversely affect the validity of, or the Company or the Subsidiaries rights in, any Registered IP, or any other Intellectual Property (other than, in the case of other Intellectual Property, which would not reasonably be expected to have a Material Adverse Effect).

        SECTION 3.15.    Taxes.

        (a)    Filing of Tax Returns.    Each of the Company and the Subsidiaries has timely filed with the appropriate taxing authority all Tax Returns required to be filed through the date hereof (after giving effect to any filing extension properly granted by a Governmental Authority having authority to do so or otherwise permitted by applicable Law) subject to such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All such Tax Returns are complete and accurate in all material respects. All Taxes due and owing by any of the Company and the Subsidiaries on or before the date hereof (whether or not shown on any Tax Return) have been paid subject to such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No claim has ever been made in writing by a Governmental Authority in a jurisdiction where any of the Company and the Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction, except for such claims as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        (b)    Reserves for Taxes.    The unpaid Taxes of the Company and the Subsidiaries (i) did not, as of the dates of the financial statements contained in the SEC Reports filed with the SEC prior to the date of the Agreement, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) included in the balance sheets contained in such financial statements, and (ii) will not exceed that reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company and the Subsidiaries in filing their Tax Returns, subject to such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Since the date of the most recent financial statement contained in the SEC Reports filed with the SEC prior to the date of this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for Taxes outside the ordinary course of business or otherwise inconsistent with past custom and practice subject to such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        (c)    Claims and Provisions of Tax Returns.    No deficiencies for Taxes against any of the Company and the Subsidiaries have been claimed or assessed in writing by a Governmental Authority, subject to such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no pending or, to the knowledge of any of the Company or the Subsidiaries, threatened audits, assessments or other Actions for or relating to any liability in respect of Taxes of any of the Company and the Subsidiaries, and there are no matters under discussion with any Governmental Authority, or known to any of the Company and the Subsidiaries, with respect to Taxes that are likely to result in any additional liability for Taxes with respect to any of the Company and the Subsidiaries subject to such exceptions as would not, individually or in the aggregate, reasonably be expected to have an Material Adverse Effect. The Company has delivered or made available to the Investors in the Electronic Data Room complete and accurate copies of all federal income and material state income Tax Returns of each of the Company and the Subsidiaries and their predecessors for the ended years for which the applicable statute of limitations has not yet expired taking into account any extensions thereof (the "Open Years") and complete and accurate copies of all examination reports and statements of deficiencies assessed against or agreed to by any of the Company and the Subsidiaries or any predecessors during the applicable Open Years. The Company has delivered or made available to the Investors complete and accurate copies of local and other material Tax Returns of each of the Company and the Subsidiaries and their predecessors for the Open Years and complete and accurate copies of all examination reports and statements of deficiencies assessed against or agreed to by any of the Company and the Subsidiaries or any predecessors during the applicable Open Years. None of the Company, any of the Subsidiaries or any of their respective predecessors has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency (other than as a result of a valid extension of time to file a Tax Return).

        (d)    Liens.    There are no Liens for Taxes other than Permitted Liens on any assets of the Company or the Subsidiaries.

        (e)    Tax Sharing Agreements.    Other than customary contractual provisions in financing and commercial agreements entered into in the ordinary course of business consistent with past practice, there are no Tax sharing agreements or similar arrangements (including indemnity arrangements) with respect to or involving any of the Company and the Subsidiaries other than agreements solely between the Company and the Subsidiaries, and, after the Closing Date, none of the Company and the Subsidiaries shall be bound by any such Tax sharing agreements or similar arrangements or have any liability thereunder for amounts due in respect of periods prior to the Closing Date.

        (f)    Other Entity Liability.    None of the Company and the Subsidiaries has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which is the Company). None of the Company and the Subsidiaries has any liability for the Taxes of any Person (other than Taxes of the Company and the Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state or local law), (ii) as a transferee or successor, (iii) by contract, or (iv) otherwise, except, in the case of clauses (ii), (iii) and (iv), pursuant to customary contractual provisions in financing and commercial agreements entered into in the ordinary course of business consistent with past practice.

        (g)    Withholding Taxes.    Each of the Company and the Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

        (h)    Spin-Offs.    Neither the Company nor any of the Subsidiaries has distributed the stock of any corporation in a transaction satisfying the requirements of Section 355 of the Code since April 16,

1997, and neither the stock of the Company nor the stock of any of the Subsidiaries has been distributed in a transaction satisfying the requirements of Section 355 of the Code since April 16, 1997.

        (i)    Tax Shelters.    Neither the Company nor any of the Subsidiaries has entered into any transaction identified as a "listed transaction" for purposes of Treasury Regulations Sections 1.6011-4(b)(2) or 301.6111-2(b)(2).

        (j)    Ownership Changes.    Neither the Company nor any Subsidiary has undergone any ownership change in 2004 or any prior taxable years that would cause an annual limitation on the utilization of its net operating losses pursuant to Section 382 of the Code, subject to such exceptions as would not materially decrease the amount of its net operating losses utilized in such prior taxable years.

        SECTION 3.16.    Environmental Matters.    Except as set forth in the SEC Reports filed with the SEC prior to the date of this Agreement, or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) neither the Company nor any Subsidiary is in violation of, and is not subject to any liability with respect to, any Environmental Law; (ii) there has not been a Release of any Hazardous Substances at any properties owned or operated by the Company or any Subsidiary; (iii) to the knowledge of the Company, neither the Company nor any Subsidiary is liable for any off-site Releases of Hazardous Substances; (iv) the Company and its Subsidiaries have all permits, licenses and other authorizations required for their current operations under any Environmental Law and are in compliance with all such permits, licenses and authorizations; (v) none of the Company or, to the knowledge of the Company, any Subsidiary has received any written notice, demand, letter, claim or request for information alleging that the Company, any Subsidiary, any property owned or operated by the Company or any Subsidiary, or any of their current operations is in violation of, or liable under, any Environmental Law; (vi) none of the Company or any Subsidiary (A) has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, any permits, licenses or authorizations under Environmental Laws, or the investigation, remediation or removal of Hazardous Substances and, to the knowledge of the Company, no investigation, litigation or other proceeding is pending or threatened with respect thereto, or (B) is an indemnitor in connection with any claim asserted in writing by any third-party indemnitee for any liability under any Environmental Law or relating to any Hazardous Substances; and (vii) to the knowledge of the Company, the execution and delivery by the Company of this Agreement and the Ancillary Agreements to which it is a party, and the performance of its obligations hereunder, does not require any action with regard to, any property owned or operated by the Company or any Subsidiary, pursuant to any so called property transfer law, including the New Jersey Industrial Site Recovery Act.

        SECTION 3.17.    Contracts; Debt Instruments.    Except as filed as exhibits to the SEC Reports prior to the date of this Agreement, none of the Company or any Subsidiary are a party to or bound by any contract:

            (i)  which contains any non-compete provisions with respect to any line of business or any or geographic area with respect to the Company, any Subsidiary or any of the Company's current or future affiliates, or restricts the conduct of any line of business by the Company, any Subsidiary or any of the Company's current or future affiliates or any geographic area in which the Company, any Subsidiary or any of the Company's current or future affiliates may conduct business, in each case in any material respect,

           (ii)  which would prohibit or materially delay the consummation of the Transactions,

          (iii)  which, as of the date hereof, is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC), or

          (iv)  which, as of the date hereof,

            (A)  involves aggregate annual expenditures or other payments in excess of $2.0 million, except (1) those contracts cancelable (without material penalty, cost or other liability) within ninety (90) days and (2) purchase orders for inventory entered into in the ordinary course of business consistent with past practice,

            (B)  contain minimum purchase conditions or requirements or other terms that restrict or limit the purchasing relationships of the Company or any Subsidiary, except (1) those contracts cancelable (without material penalty, cost or other liability) within ninety (90) days and (2) purchase orders for inventory entered into in the ordinary course of business consistent with past practice, or

            (C)  is a license to or from the Company or any Subsidiary relating to any material Intellectual Property,

  except, in the case of each of (A) through (C) above, for such contracts as are disclosed in Section 7 of the Data Site Index.

        Each contract of the type described above in this Section 3.17, whether or not filed as an exhibit to any SEC Report, disclosed on Section 7 of the Data Site Index or otherwise set forth in Section 3.17 of the Disclosure Schedule, is referred to herein as a "Company Material Contract." Each Company Material Contract is valid and binding on the Company and each Subsidiary party thereto and, to the Company's knowledge, each other party thereto, and in full force and effect, and the Company and each Subsidiary has in all material respects performed all obligations required to be performed by it to the date hereof under each Company Material Contract and, to the Company's knowledge, each other party to each Company Material Contract has in all material respects performed all obligations required to be performed by it under such Company Material Contract, except as would not, individually or in the aggregate, reasonably be expected to (1) prevent or materially delay consummation of the Transactions, (2) otherwise prevent or materially delay performance by the Company of any of its material obligations under this Agreement or any Ancillary Agreement or (3) result in a Material Adverse Effect. None of the Company or any Subsidiary knows of, or has received notice of, any violation or default under (or any condition which with the passage of time or the giving of notice would cause such a violation of or default under) any Company Material Contract or any other contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to (1) prevent or materially delay consummation of the Transactions, (2) otherwise prevent or materially delay performance by the Company of any of its material obligations under this Agreement or any Ancillary Agreement or (3) result in a Material Adverse Effect.

        SECTION 3.18.    Related Party Transactions.    Neither the Company nor any Subsidiary is a party to any agreement or arrangement with or for the benefit of any person who, to the Company's knowledge, based on a review of Schedule 13Ds and Schedule 13Gs filed under the Exchange Act, is a holder of 5% or more of the outstanding equity securities of the Company or any officer, director, partner or affiliate of any such person.

        SECTION 3.19.    Insurance.    The Company and the Subsidiaries maintain, with reputable insurers or through self-insurance, insurance in such amounts, including deductible arrangements, and of such a character as is customary for companies engaged in the same or similar business. All policies of title, fire, liability, casualty, business interruption, workers' compensation and other forms of insurance including, but not limited to, directors and officers insurance, held by the Company and its Subsidiaries as of the date hereof, are in full force and effect in accordance with their terms. Neither the Company nor any of its Subsidiaries is in default under any provisions of any such policy of insurance and neither the Company nor any of its Subsidiaries has received notice of cancellation of any such insurance.

        SECTION 3.20.    Controls.    The Company has established and maintains, to the extent required by Rule 13a-15 of the Exchange Act, (i) a system of internal control over financial reporting that is sufficient to ensure that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain asset accountability, (C) access to assets is permitted only in accordance with management's general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (E) records are maintained that in reasonable detail accurately and fairly reflect the transactions and dispositions of the Company's and its Subsidiaries' assets, and (ii) a system of disclosure controls and procedures (as defined in the Exchange Act) that is sufficient to ensure that all material information required to be disclosed by the Company in the SEC Reports is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the SEC Reports is accumulated and communicated to the Company's management, as appropriate to allow timely decisions regarding required disclosure. The Company has disclosed, and will continue to disclose, based on its most recent evaluation, to the Company's external auditors, the Audit Committee of the Board and to the Investors (i) any potential significant deficiencies and potential material weaknesses in the design or operation of its or its Subsidiaries' systems of internal control over financial reporting which are reasonably expected to adversely affect in any material respect the Company's or any of its Subsidiaries' ability to record, process, summarize and report financial information and (ii) any fraud or allegation of fraud, whether or not material, that involves management or other employees who have a significant role in the Company's or any Subsidiary's internal controls over financial reporting. Except as disclosed in the Company's SEC Reports filed on or prior to the date hereof, there have been no changes in the Company's disclosure controls and procedures or internal control over financial reporting. The Company is currently implementing such programs and is taking such steps as it believes are necessary to effect compliance (not later than the relevant statutory and regulatory deadline therefor) with all applicable provisions of Section 404 of the Sarbanes-Oxley Act of 2002 ("SOX"). To the knowledge of the Company, as of the date hereof, there is no reason to believe that the Company's external auditors and its chief executive officer and chief financial officer will not be able to give, without qualification, the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of SOX, in the Company's Form 10-K for fiscal 2004.

        SECTION 3.21.    Private Offering.    None of the Company, any of the Subsidiaries, nor anyone acting on their behalf, has offered or sold or will offer or sell any securities, or has taken or will take any other action, which would reasonably be expected to subject the offer, issuance or sale of the Purchased Securities, as contemplated hereby, to the registration provisions of the Securities Act.

        SECTION 3.22.    Vote Required.    The affirmative vote of a majority of the votes cast at the Stockholders' Meeting is the only vote of the holders of any class or series of capital stock or other Equity Interests of the Company necessary to approve the issuance of the Purchased Securities.

        SECTION 3.23.    Section 203 of the DGCL; Takeover Statute.    The Board of Directors has taken all actions necessary or advisable to ensure that Section 203 of the Delaware General Corporation Law does not apply to any of the Transactions contemplated by this Agreement or the Ancillary Agreements (including, but not limited to, the purchase of the Units hereunder and any exercise of the Investor Warrants). The execution, delivery and performance of this Agreement and the Ancillary Agreements will not cause to be applicable to the Company any "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws.

        SECTION 3.24.    Fairness Opinion.    The Board of Directors has received the opinion of Dresdner Kleinwort Wasserstein Securities LLC, financial advisor to the Board of Directors, to the effect that, as of the date of such opinion, the Purchase Price to be received by the Company in exchange for the issuance and sale of the Purchased Securities is fair, from a financial point of view, to the Company.

        SECTION 3.25.    Brokers.    No broker, finder or investment banker (other than Dresdner Kleinwort Wasserstein Securities LLC) is entitled to any brokerage, finder's or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company. The Company has heretofore made available to the Investors in the Electronic Data Room a true and complete copy of all agreements between the Company and Dresdner Kleinwort Wasserstein pursuant to which such firm would be entitled to any payment relating to the Transactions or any other transaction contemplated by this Agreement or any Ancillary Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF INVESTORS

        As an inducement to the Company to enter into this Agreement, each Investor hereby represents and warrants to the Company that:

        SECTION 4.01.    Organization.    Such Investor and the Investors' Representative is a limited liability company or partnership, as applicable, duly organized, validly existing and in good standing under the Laws of the State of Delaware.

        SECTION 4.02.    Authority.    Such Investor and the Investors' Representative has all necessary power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transactions. Such Investor's and the Investors' Representative's execution and delivery of this Agreement and the Ancillary Agreements to which it is a party and the consummation by it of the Transactions have been duly and validly authorized by all necessary limited liability company or partnership action, and no other limited liability company or partnership proceedings on the part of such Investor or the Investors' Representative are necessary to authorize this Agreement or the Ancillary Agreements to which it is a party or to consummate the Transactions. This Agreement has been, and at the Closing each of the Ancillary Agreements to which such Investor and the Investors' Representative is a party will be, duly and validly executed and delivered by it and, assuming due authorization, execution and delivery by the Company and, in the case of the Ancillary Agreements, any other party thereto, this Agreement constitutes, and at the Closing each of the Ancillary Agreements to which such Investor is a party will constitute, a legal, valid and binding obligation of such Investor and the Investors' Representative enforceable against it in accordance with its terms.

        SECTION 4.03.    No Conflict; Required Filings and Consents.

        (a)   The execution and delivery by such Investor of this Agreement and the Ancillary Agreements to which it is a party do not, and the performance of its obligations hereunder and thereunder will not, (i) conflict with or violate its organizational documents, (ii) assuming that all consents, approvals, authorizations and other actions described in subsection (b) have been obtained and all filings and obligations described in subsection (b) have been made, conflict with or violate any Law applicable to it or by which any of its properties or assets is bound or affected, or (iii) result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any of its properties or assets pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which it is a party or by which it or any of its properties or assets is bound or affected, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, reasonably be expected to (1) prevent or materially delay consummation of the Transactions, (2) otherwise prevent or materially delay its performance of any of its material obligations under this Agreement or any Ancillary Agreement, or (3) have a material adverse effect on such Investor.

        (b)   The execution and delivery by such Investor of this Agreement and the Ancillary Agreements to which it is a party do not, and the performance of its obligations hereunder and thereunder will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Authority, except (i) for (A) applicable requirements, if any, of the Exchange Act, Blue Sky Laws, (B) the pre-merger notification requirements of the HSR Act, (C) the filing with the SEC of the Proxy Statement, and (D) any filings required under the rules and regulations of Nasdaq, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to (1) prevent or materially delay consummation of the Transactions, (2) otherwise prevent or materially delay its performance of any of its material obligations under this Agreement or any Ancillary Agreement, or (3) have a material adverse effect on such Investor.

        SECTION 4.04.    Investment Purpose.    Such Investor is acquiring the Purchased Securities for its own account solely for the purpose of investment and not with a view to, or for resale in connection with, any distribution of the Purchased Securities, the shares of Company Common Stock issuable upon exercise of the Investor Warrants (the "Warrant Shares") or any interest therein.

        SECTION 4.05.    Status of Shares; Limitations on Transfer and Other Restrictions.    Such Investor acknowledges and understands that (i) the Purchased Securities and the Warrant Shares have not been and will not be registered under the Securities Act or any under any state securities laws (other than in accordance with the Registration Rights Agreement) and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) that such exemption depends in part upon, and such Purchased Securities and Warrant Shares are being sold in reliance on, the representations and warranties set forth in this Article IV, (iii) it must bear the economic risk of its investment in the Purchased Securities for an indefinite period of time because the Purchased Securities and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available, (iv) the Purchased Securities will be subject to certain restrictions on transfer and voting, as set forth in the Stockholders Agreement, and (v) a restrictive legend in the form set forth in Section 5.03 of the Stockholders Agreement shall be placed on all certificates evidencing the Purchased Securities and the Warrant Shares.

        SECTION 4.06.    Sophistication and Financial Condition of the Investors.    Such Investor is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act, a sophisticated investor and, by virtue of its business or financial experience, is capable of evaluating the merits and risks of the investment in the Purchased Securities. Such Investor has been provided an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement and the purchase of the Purchased Securities contemplated hereby.

        SECTION 4.07.    Available Funds.    Such Investor has, or will have on or prior to the Closing, sufficient funds in its possession to permit it to acquire and pay for the Purchased Securities to be purchased by it and to perform its obligations under this Agreement.

        SECTION 4.08.    Proxy Statement.    None of the information supplied by such Investor in writing for inclusion in the Proxy Statement shall, at the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to stockholders of the Company and at the time of the Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        SECTION 4.09.    Ownership of Company Capital Stock.    As of the date of this Agreement, the Investors and their affiliates, taken together, are the beneficial owners of no more than one hundred shares of capital stock of the Company.

        SECTION 4.10.    Brokers.    No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of such Investor.

ARTICLE V

CONDUCT OF BUSINESS PENDING THE CLOSING

        SECTION 5.01.    Conduct of Business by the Company Pending the Closing.    The Company agrees that, between the date of this Agreement and the Closing, except as set forth in Section 5.01 of the Disclosure Schedule or as contemplated by any other provision of this Agreement, except as provided below, the businesses of the Company and the Subsidiaries shall be conducted in, and the Company and the Subsidiaries shall not take any action except in, the ordinary course of business consistent with past practice; and the Company shall use its reasonable efforts to preserve substantially intact the business organization of the Company and the Subsidiaries, to keep available the services of the current officers, employees and consultants of the Company and the Subsidiaries and to preserve the current relationships of the Company and the Subsidiaries with customers, suppliers and other persons with which the Company or any Subsidiary has significant business relations. Except as contemplated by this Agreement and Section 5.01 of the Disclosure Schedule, neither the Company nor any Subsidiary shall, between the date of this Agreement and the Closing, directly or indirectly, do, or propose to do, any of the following without the prior written consent of the Investors:

          (a)   amend or otherwise change its Certificate of Incorporation or By-laws or equivalent organizational documents;

          (b)   (1) issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, any shares of any class of capital stock or other Equity Interests in or of the Company or any Subsidiary, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock or other Equity Interests, or any other ownership interest (including, without limitation, any phantom interest or other interest represented by contract), of the Company or any Subsidiary (except for the issuance of shares of Company Common Stock issuable pursuant to the Company Stock Option Plans or the 2000 Warrant Agreement) or (2) sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, or authorize the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance of, any material property or assets of the Company or any Subsidiary, except (A) pursuant to existing contracts or commitments or the sale or purchase of goods in the ordinary course of business consistent with past practice, (B) for sales, transfers, leases, licenses, mortgages, pledges, dispositions or encumbrances in the ordinary course of business consistent with past practice that, in the case of the Owned Real Property and Leased Real Property, are in an amount not to exceed $3,000,000 in the aggregate and (C)(i) the payment of any dividend or the making of any other distributions by any Subsidiary to the Company or another Subsidiary, (ii) the payment by any Subsidiary of any indebtedness owed to the Company, (iii) the making of any loans by, or advances from, any Subsidiary to the Company, or (iv) the transfer by any Subsidiary of any of its property or assets to the Company;

          (c)   declare, set aside, make or pay any dividend or other distribution (except by a wholly-owned Subsidiary to the Company or to another wholly-owned Subsidiary of the Company), payable in cash, stock, property or otherwise, with respect to any of its capital stock or enter into any agreement with respect to the voting of its capital stock;

          (d)   reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital stock or other Equity Interests;

          (e)   (1) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division thereof; (2) except for borrowings in the ordinary course of business under the Credit Agreement, incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, or grant any security interest in any of its assets except in the ordinary course of business; (3) (A) terminate, cancel or request or agree to any material change in any Company Material Contract other than in the ordinary course of business consistent with past practice, or (B) enter into any material contract or agreement other than in the ordinary course of business consistent with past practice, except, in each case, for any contract that is terminable without penalty upon not more than 90 days notice, (4) make or authorize any capital expenditure or purchases of fixed assets other than as set forth on the capital expenditure plan attached in Section 5.01(e)(4) of the Disclosure Schedule; or (5) enter into or amend any contract, agreement, commitment or arrangement with respect to any matter set forth in this Section 5.01(e);

          (f)    except as may be required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the date of this Agreement as disclosed in Section 3.10 of the Disclosure Schedule, (1) increase the compensation payable to or to become payable to its directors, officers or employees, except for increases in accordance with past practices in salaries or wages of employees of the Company or any Subsidiary which are not across-the-board increases, (2) grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or any Subsidiary, or establish, adopt, enter into or amend any collective bargaining, bonus, profit-sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except to the extent required by applicable Law or the terms of a collective bargaining agreement in existence on the date of this Agreement, or (3) take any affirmative action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Plan;

          (g)   (1) make or change any material election in respect of Taxes, (2) adopt or change any material accounting method in respect of Taxes, (3) enter into any Tax allocation agreement, Tax-sharing agreement, Tax indemnity agreement or closing agreement, (4) settle or compromise any material claim, notice, audit report or assessment in respect of Taxes, or (5) surrender any right to claim a refund of Taxes;

          (h)   take any action, other than actions required by GAAP or in the ordinary course of business, with respect to accounting policies or procedures;

          (i)    (1) pre-pay any long-term debt, except in the ordinary course of business in an amount not to exceed $2.0 million in the aggregate for the Company and the Subsidiaries taken as a whole, or pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), except in the ordinary course of business consistent with past practice, (2) accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates, except in the ordinary course of business consistent with past practice, (3) delay or accelerate payment of any account payable in advance of its due date, except in the ordinary course of business consistent with past practice, or (4) vary the Company's or any Subsidiary's inventory practices in any material respect from its past practices;

          (j)    waive, release, assign, settle or compromise any material claims, litigation or arbitration to which the Company or any of its Subsidiaries is a party; which waiver, release, assignment, settlement or compromise involves the payment of amounts, or assumptions of liabilities, by the Company or any of its Subsidiaries of an amount in excess of $2,000,000, or which results in material restrictions on the use of any material Owned Real Property or material Leased Real

  Property or otherwise enjoins or restricts the Company from conducting the business as currently conducted in any material respect;

          (k)   adopt, or propose to adopt, or maintain any shareholders' rights plan, "poison pill" or other similar plan or agreement, unless the Investors are exempted from the provisions of such shareholders' rights plan, "poison pill," or other similar plan or agreement

          (l)    except in accordance with Section 6.04(a), modify, amend, terminate, or release or assign any material rights or claims with respect to any confidentiality or standstill agreement;

          (m)  write up, write down or write off the book value of any material assets, individually or in the aggregate, for the Company and the Subsidiaries taken as a whole, other than in the ordinary course of business consistent with past practice or except as required by GAAP applied on a consistent basis throughout such period;

          (n)   to the extent required or applicable, take any action to exempt or make not subject to (1) the provisions of Section 203 of the DGCL or (2) any other state takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares, any person (other than the Investors or any of their affiliates) or any action taken thereby, which person or action would have otherwise been subject to the restrictive provisions thereof and not exempt therefrom; or

          (o)   announce an intention, enter into any agreement or otherwise make a commitment, to do any of the foregoing.

        SECTION 5.02.    No Contrary Agreements or Actions.    The Company shall not, and shall cause its Subsidiaries not to, enter into any letter of intent, agreement in principle, acquisition agreement, contract or other similar agreement concerning any transaction that constitutes an Acquisition Proposal (other than the Transactions contemplated by this Agreement). The Company shall, and shall cause its Subsidiaries to, fully enforce against all persons (except the Investors and their affiliates) any confidentiality or standstill agreement to which the Company or any of its Subsidiaries is a party; provided, however that the Company may waive any such standstill agreement to the extent necessary for such person to be able to make a non-public proposal to the Board for consideration in accordance with Section 6.04.

ARTICLE VI

ADDITIONAL AGREEMENTS

        SECTION 6.01.    Stockholders' Meeting.    The Company, acting through the Board, shall, in accordance with applicable Law and the Company's Certificate of Incorporation and By-laws, (a) duly call, give notice of, convene and hold a special meeting of its stockholders as promptly as practicable after the date of this Agreement for the purpose of considering, taking action on, and voting on the issuance of the Purchased Securities (the "Stockholders' Meeting"), (b) the Company shall submit the issuance of the Purchased Securities to a vote of the Company's stockholders and (c) subject to Section 6.04(d), (i) include in the Proxy Statement the recommendation of the Board that the stockholders of the Company approve the issuance of the Purchased Securities (such approval by the Company's stockholders, the "Stockholder Approval") and (ii) use all reasonable efforts to obtain the Stockholder Approval, including, without limitation, postponing or adjourning the Stockholders' Meeting to obtain a quorum or to solicit additional proxies or calling, giving notice of, convening and holding additional Stockholders' Meetings. At the Stockholders' Meeting, no matters shall be noticed or submitted to the stockholders other than the issuance of the Purchased Securities or a proposal to adjourn or postpone the meeting, including for purposes of soliciting additional proxies in favor of the approval of the issuance of the Purchased Securities. The Company shall call, give notice of, convene and hold the Stockholders' Meeting and submit the issuance of the Purchased Securities to a vote of the Company's Stockholders, regardless of the commencement, disclosure, announcement or submission to it of any Acquisition Proposal (whether or not a Superior Proposal), any furnishing of information, discussions or negotiations with respect thereto, or any decision or action by the Board to change, withhold or withdraw its recommendation in respect of the issuance of the Purchased Securities. The Company shall not submit to the vote of its stockholders any Acquisition Proposal (whether or not a Superior Proposal).

        SECTION 6.02.    Proxy Statement; Other SEC Filings.    As promptly as practicable after the date of this Agreement, the Company shall file a preliminary Proxy Statement with the SEC under the Exchange Act, and shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC. In addition, the Company shall prepare and file with the SEC any Other Filings as and when required or requested by the SEC. The Investors and the Company shall cooperate with each other in the preparation of the Proxy Statement and any Other Filings, and the Company shall promptly notify the Investors of the receipt of any comments of the SEC with respect to the Proxy Statement or any Other Filings and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to the Investors copies of all correspondence between the Company or any representative of the Company and the SEC. The Company shall give the Investors and their counsel the opportunity to review the Proxy Statement and any Other Filings for a reasonable time prior to their being filed with the SEC and shall give the Investors and their counsel the opportunity to review all amendments and supplements to the Proxy Statement and all responses to requests for additional information and replies to comments for a reasonable time prior to their being filed with, or sent to, the SEC. The Company shall in good faith consider the Investors' comments on any such documents. Each of the Company and each Investor agrees to use its reasonable best efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC and the Company agrees to use its reasonable best efforts to cause the Proxy Statement and all required amendments and supplements thereto to be mailed to the holders of shares of Company Common Stock entitled to vote at the Stockholders' Meeting at the earliest practicable time. If at any time prior to the Closing, any event or circumstance relating to the Company or any Subsidiary, or their respective officers or directors, should be discovered by the Company which should be set forth in an amendment or a supplement to the Proxy Statement or any Other Filing, the Company shall promptly inform the Investors. All documents that the Company is responsible for filing in connection with the transactions contemplated herein will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act, the rules and regulations thereunder and other applicable Laws.

        SECTION 6.03.    Access to Information; Confidentiality.

        (a)   From the date hereof to the Closing and in compliance with applicable Laws, the Company shall, and shall cause the Subsidiaries and the officers, directors, employees, auditors and agents of the Company and the Subsidiaries to, afford the officers, employees, accountants, counsel, investment bankers and other agents of the Investors reasonable access at all reasonable times to the officers, employees, agents, properties, offices and other facilities, books and records of the Company and each Subsidiary, and shall furnish the Investors with such financial, operating and other data and information as the Investors, through their officers, employees or agents, may reasonably request.

        (b)   All information obtained by the Investors pursuant to this Section 6.03 shall be kept confidential in accordance with the confidentiality agreement, dated as of January 7, 2005 (the "Confidentiality Agreement"), between an affiliate of the Investors and the Company.

        (c)   No investigation pursuant to this Section 6.03 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

        SECTION 6.04.    No Solicitation of Transactions.

        (a)   None of the Company or any Subsidiary shall, directly or indirectly, take (and the Company shall not authorize or permit any directors, officers, employees, accountants, consultants, legal counsel, advisors, agents or other representatives of the Company or any Subsidiary or, to the extent within the Company's control, other affiliates to take) any action to (i) encourage (including, without limitation, by way of furnishing non-public information), solicit, initiate or facilitate any Acquisition Proposal, (ii) enter into any agreement with respect to any Acquisition Proposal or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the issuance of the Purchased Securities or any other transaction contemplated by this Agreement or (iii) participate in any way in discussions or negotiations with, or furnish any information to, any person in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal, except as permitted by Section 6.04(c). The Company shall take all action necessary to ensure that the directors, officers, employees, accountants, consultants, legal counsel, advisors, agents and other representatives of the Company or any Subsidiary and, to the extent within the Company's control, other affiliates, do not take or do any of the actions referenced in the immediately foregoing sentence. Upon execution of this Agreement, the Company shall cease immediately and cause to be terminated any and all existing discussions or negotiations with any parties conducted heretofore with respect to an Acquisition Proposal and promptly request that all confidential information with respect thereto furnished on behalf of the Company be returned.

        (b)   The Company shall, as promptly as practicable (and in no event later than one business day after receipt thereof), advise the Investors of any Acquisition Proposal, potential Acquisition Proposal, or any inquiry received by it relating to any potential Acquisition Proposal (including, without limitation, any Acquisition Proposal that constitutes a Superior Proposal) and of the material terms of any proposal or inquiry, including, but not limited to, the identity of the person and its affiliates making the same, that it may receive in respect of any such Acquisition Proposal, potential Acquisition Proposal, or inquiry, or of any information requested from it or of any negotiations or discussions being sought to be initiated with it, shall furnish to the Investors a copy of any such proposal or inquiry, if it is in writing, or a reasonably accurate written summary of any such proposal or inquiry, if it is not in writing, and shall keep the Investors informed on a reasonably prompt basis with respect to any developments with respect to the foregoing.

        (c)   If the Company receives an Acquisition Proposal which was not solicited in violation of Section 6.04(a) and (i) which constitutes a Superior Proposal or (ii) which the Board in its good faith judgment concludes proposes consideration that is more favorable to the Company and its stockholders than the Transactions contemplated by this Agreement and which would reasonably be expected to result in a Superior Proposal in all other respects, then the Company shall promptly provide the Investors written notice that complies with the requirements of Section 6.04(b). Once the Investors have received such notice, the Company may then, in response to an Acquisition Proposal which meets the criteria of the preceding sentence, (x) furnish information with respect to the Company and the Subsidiaries to the person making such Acquisition Proposal pursuant to a customary confidentiality agreement, the benefits of the terms of which are no more favorable to the other party to such confidentiality agreement than those in place with the Investors and (y) participate in discussions with respect to such Acquisition Proposal, but only if, in each case, after consultation with outside counsel, the Board determines in good faith that to fail to participate in such discussions or negotiations, furnish such information or take such other actions would constitute a breach of the Board's fiduciary obligations under applicable Law.

        (d)   Neither the Board nor any committee thereof shall (i) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to the Investors, the approval or recommendation by the Board or such committee of the issuance of the Purchased Securities (the "Company

Recommendation") and the matters to be considered at the Stockholders' Meeting or (ii) other than the Transactions contemplated by this Agreement, approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal. Nothing contained in this Section 6.04(d) shall prohibit the Company (x) from taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act if the Board determines, in good faith, after consultation with outside counsel, it would otherwise constitute a breach of its fiduciary duty to stockholders to not take and disclose such position or (y) in the event that a Superior Proposal is made and the Board determines in good faith, after consultation with outside counsel, that it would otherwise constitute a breach of its fiduciary duty to stockholders, from withdrawing or modifying its recommendation of the Transactions contemplated by this Agreement no earlier than three business days following the day of delivery of written notice to the Investors of its intention to do so. Notwithstanding any actions that may be taken pursuant to this Section 6.04, the Company shall in all events comply with the provisions of Section 6.01.

        SECTION 6.05.    Further Action; Reasonable Best Efforts; Consents; Filings.

        (a)   Upon the terms and subject to the conditions hereof, each of the parties hereto shall use its reasonable best efforts to (i) take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the Transactions, (ii) obtain from any Governmental Authorities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by the Investors or the Company or any of their respective Subsidiaries, or to avoid any action or proceeding by any Governmental Authority (including, without limitation, those in connection with the HSR Act), in connection with the authorization, execution and delivery of this Agreement and each Ancillary Agreement and the consummation of the Transactions contemplated herein and therein, including, without limitation, the Transactions, and (iii) make promptly its respective filings, and thereafter make any other submissions, required under (x) the Exchange Act, and any other applicable federal or state securities Laws, (y) the HSR Act (in respect of which the parties will file a Notification and Report Form as soon as practicable but in no event later than ten (10) days after the date of this Agreement) and (z) any other applicable Law; provided, however, that the Investors and the Company shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith.

        (b)   The parties hereto shall cooperate and assist one another in connection with all actions to be taken pursuant to Section 6.05(a), including the preparation and making of the filings referred to therein and, if requested, amending or furnishing additional information thereunder, including, subject to applicable Law and the Confidentiality Agreement, providing copies of all related documents to the non-filing party and their advisors prior to filing, and to the extent practicable none of the parties will file any such document or have any communication with any Governmental Authority without prior consultation with the other parties. Each party shall keep the others apprised of the content and status of any communications with, and communications from, any Governmental Authority with respect to the Transactions. To the extent practicable and permitted by a Governmental Authority, each party hereto shall permit representatives of the other party to participate in meetings (whether by telephone or in person) with such Governmental Authority.

        (c)   Each of the parties hereto agrees to cooperate and use its reasonable best efforts to defend through litigation on the merits any Action, including any administrative or judicial Action, asserted by any party in order to avoid the entry of, or to have vacated, lifted, reversed, terminated or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that in whole or in part restricts, prevents or prohibits consummation of the Transactions by August 31, 2005, including, without limitation, by vigorously pursuing all available avenues of administrative and judicial appeal.

        (d)   Notwithstanding any other provision of this Agreement to the contrary, the Investors agree to take promptly any and all steps necessary to avoid or eliminate each and every impediment under any antitrust or trade regulation Law that may be asserted by any Governmental Authority or any other person with respect to the Transactions so as to enable the parties to consummate the Transactions by August 31, 2005, including, without limitation, proposing, negotiating and committing to and/or effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of such assets or businesses of the Investors or the Company (including assets or businesses of a subsidiary of any Investor or the Company) as are required to be divested, or entering into such other arrangements as are required in order to avoid the entry of, or to effect the dissolution of, any decree, judgment, injunction (whether temporary, preliminary or permanent) or other order in any suit or proceeding, which would otherwise have the effect of preventing, restricting, restraining or prohibiting the consummation of the Transactions by August 31, 2005.

        (e)   From the date of this Agreement through the Closing, no Investor shall, nor shall it cause its affiliates to enter into any letter of intent (whether binding or non-binding), contract or other commitment of any kind relating to the acquisition by such Investor or such affiliate of any voting interest in any business related to the retail food or drug business, the effect of which would reasonably be expected to delay or prevent the consummation of the Transactions.

        (f)    The Company, the Subsidiaries and the Investors shall give any notices to third parties, and use all reasonable efforts to obtain any third party consents, (i) necessary, proper or advisable to consummate the Transactions contemplated in this Agreement and each Ancillary Agreement or (ii) required to be disclosed in the Disclosure Schedule. In the event that either party shall fail to obtain any third party consent described in the first sentence of this Section 6.05(f), such party shall use all reasonable efforts, and shall take any such actions reasonably requested by the other party hereto, to minimize any adverse effect upon the Company, the Subsidiaries and the Investors, and their respective businesses resulting, or which would reasonably be expected to result after the Closing, from the failure to obtain such consent.

        (g)   From the date of this Agreement until the Closing, the Company shall promptly notify the Investors in writing of any pending or, to the knowledge of the Company, threatened Action by any Governmental Authority or any other person (i) challenging or seeking material damages in connection with the Transactions or (ii) seeking to restrain or prohibit the consummation of the Transactions, which in either case would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect prior to or after the Closing.

        SECTION 6.06.    Public Announcements.    The Investors and the Company agree that no public release or announcement concerning the Transactions shall be issued by either party without the prior consent of the other party (which consent shall not be unreasonably withheld), except as such release or announcement may be required by Law or the rules or regulations of Nasdaq, in which case the party required to make the release or announcement shall use its best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

        SECTION 6.07.    Credit Agreement.    The Company shall use its reasonable best efforts to obtain from the required lenders under the Company's $250.0 million Amended and Restated Credit Agreement dated as of October 1, 2004, as in effect on the date of this Agreement (the "Credit Agreement") a permanent waiver or amendment of the applicable provisions of Section 2.12 and Article VII and any other applicable provisions of such Credit Agreement in order to permit the Company to retain the proceeds from the sale of the Purchased Securities (including any proceeds from the exercise of the Investor Warrants) and apply them for general corporate purposes and to permit the consummation of the Transactions and the performance by the Company of its obligations under this Agreement and the Ancillary Agreements. The Company shall also use its reasonable best efforts to obtain from such required lenders the amendments contemplated on Section 6.07 of the Disclosure Schedule and such other amendments to the Credit Agreement as the Company and the Investors shall mutually agree.

        SECTION 6.08.    Board Representation.

        (a)   Within 15 business days after the execution of this Agreement, the Investors shall notify the Board in writing of the names of five individuals (which may include one or more members of senior management of the Company) that the Investors designate as the individuals who shall be appointed to the Board immediately after the Closing (it being understood that YAAF and YAAF Parallel each shall have the right to designate one such person, and that Investors collectively shall designate the other three such persons). Prior to the mailing to Company Stockholders of the Proxy Statement, the Investors shall have the right to revise their list of five individuals, and the individuals so designated (the "Investor Director Designees") shall be disclosed in the Proxy Statement, and such individuals shall consent to serve if appointed. The Board shall have the right to consent to the Investor Director Designees designated by the Investors prior to the Closing, which consent shall not be unreasonably withheld.

        (b)   Within 15 business days after execution of this Agreement, the Board shall notify the Investors in writing of the names of up to six individuals who are independent directors of the Company as of the date of this Agreement and who the Board designates as the directors who intend to remain as members of the Board following the Closing. Prior to the mailing to the Company Stockholders of the Proxy Statement, the Board shall have the right to revise or supplement its list of up to six individuals, and the individuals so designated (the "Continuing Independent Directors") shall be disclosed in the Proxy Statement, and such individuals shall consent to continue to serve as directors following the Closing.

        (c)   In the event that, at any time prior to the mailing to the Company Stockholders of the Proxy Statement, the number of named Continuing Independent Directors shall be less than six, the Board and the Nominating Committee of the Board shall use all reasonable efforts to recruit additional individuals who meet the requirements of Section 2.01(a)(ii) of the Stockholders Agreement and who shall consent to serve as independent directors of the Company after the Closing (the "New Independent Directors"), provided, however, that immediately prior to the Closing, the aggregate number of named Continuing Independent Directors and New Independent Directors may be either less than or equal to six. The Investors shall have the right to consent to the New Independent Directors designated by the Board prior to the Closing, which consent shall not be unreasonably withheld.

        (d)   Immediately prior to the Closing, the Company and the Board shall take all actions necessary to (i) increase the authorized number of directors to eleven, (ii) cause those directors of the Company who are not Continuing Independent Directors to resign from the Board, and (iii) effective as the Closing, appoint the Investor Director Designees and the New Independent Directors as directors of the Company.

        SECTION 6.09.    Cooperation.    The Company and the Investors shall coordinate and cooperate in connection with (i) the preparation of the Proxy Statement and any Other Filings, (ii) determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any Company Material Contracts, in connection with the consummation of the Transactions and (iii) seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the Proxy Statement or any Other Filings and timely seeking to obtain any such actions, consents, approvals or waivers.

        SECTION 6.10.    Certain Notices.    From and after the date of this Agreement until the Closing, each party shall promptly notify the other party of (i) the occurrence of any material adverse effect with respect to it, (ii) the occurrence, or non-occurrence, of any event or any breach or misrepresentation that would reasonably be expected to cause any condition to the obligations of such party to effect the Transactions not to be satisfied or (iii) the failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to this

Agreement or any Ancillary Agreement that would reasonably be expected to result in any condition to the obligations of such party to effect the Transactions not to be satisfied; provided, however, that the delivery of any notice pursuant to this Section 6.10 shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement or otherwise limit or affect the remedies available hereunder to the party receiving such notice.

        SECTION 6.11.    Investors' Representative.    Except for the rights of YAAF and YAAF Parallel to designate persons to be appointed to the Board pursuant to Section 6.08 hereof, which rights shall be exercised only by YAAF and YAAF Parallel as set forth in Section 6.08, the parties acknowledge and agree that The Yucaipa Companies LLC shall be the designated representative of the Investors, or Investors' Representative, with the authority to make all decisions and determinations and to take all actions (including giving consents and waivers or agreeing to any amendments to this Agreement or to the termination hereof) required or permitted hereunder on behalf of the Investors, and any such action, decision or determination so made or taken shall be deemed the action, decision or determination of the Investors, and any notice, document, certificate or information required to be given to any Investor shall be deemed so given if given to the Investors' Representative.

ARTICLE VII

CONDITIONS

        SECTION 7.01.    Conditions to the Obligations of Each Party.    The obligations of each party to effect the Transactions shall be subject to the satisfaction or waiver, at or prior to the Closing, of the following conditions:

          (a)    Stockholder Approval.    The issuance of the Purchased Securities shall have been approved and adopted by the requisite affirmative vote of the stockholders of the Company in accordance with the DGCL, the Certificate of Incorporation of the Company and Nasdaq Rule 4350(i)(D);

          (b)    No Order.    No Governmental Authority in the United States shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the Transactions illegal or otherwise restricting, preventing or prohibiting consummation of the Transactions;

          (c)    HSR Act.    Any waiting period (and any extension thereof) applicable to the consummation of the Transactions under the HSR Act shall have expired or been terminated; and

          (d)    Court Proceedings.    No Action shall be pending or threatened before any Governmental Authority wherein an unfavorable injunction, judgment, order, decree, ruling or charge would reasonably be expected to (A) (1) prevent consummation of any of the Transactions contemplated by this Agreement or any Ancillary Agreement, (2) cause any of the Transactions contemplated by this Agreement or any Ancillary Agreement to be rescinded following consummation thereof, (3) materially adversely affect the rights and powers of the Investors to own the Purchased Securities, and exercise all of their rights as stockholders of the Company and as parties to the Ancillary Agreements, and in each case, no such injunction, judgment, order, decree, ruling or charge shall be in effect or (B) cause or require the payment by the Company (including as the result of the acceleration, or other obligation to repay prior to scheduled maturity, any indebtedness) or, to the extent such Action relates to the Company or the Transactions contemplated by this Agreement or any Ancillary Agreement, the Investors, of damages, fines or other penalties or awards that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; provided, however that, in each case, any such threatened Action would reasonably be expected to be adversely determined against the Company, the Investors or their respective affiliates.

        SECTION 7.02.    Conditions to the Obligations of the Investors.    The obligations of the Investors to consummate the Transactions are subject to the satisfaction or waiver of the following additional conditions:

          (a)    Representations and Warranties.    Each of the representations and warranties of the Company contained in this Agreement and each Ancillary Agreement that are qualified by materiality or Material Adverse Effect shall be true and correct as of the date hereof and as of the Closing as though made on and as of the Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date), and all representations and warranties which are not so qualified shall be true and correct in all material respects (except that those representations and warranties which address matters only as of a particular date need only remain true and correct in all material respects as of such date).

          (b)    Agreements and Covenants.    Each of the Company and each Subsidiary shall have performed, in all material respects, all obligations and complied with, in all material respects, its agreements and covenants to be performed or complied with by it under this Agreement and the Ancillary Agreements to which it is a party on or prior to the Closing.

          (c)    Officer Certificate.    The Company shall have delivered to the Investors a certificate, dated the date of the Closing, signed by the President of the Company, certifying as to the satisfaction of the conditions specified in Sections 7.02(a), (b), (d), and (g).

          (d)    Material Adverse Effect.    No Material Adverse Effect shall have occurred since the date of this Agreement.

          (e)    Ancillary Agreements.    Each of the Ancillary Agreements to which the Company is a party shall have been duly executed and delivered by the Company,

          (f)    Payments Under Management Agreement.    All amounts owing from the Company to the Investors' Representative at the Closing pursuant to the Management Agreement shall have been paid or provision for such payment shall have been made in form and substance that is satisfactory to the Investors.

          (g)    Credit Agreement.    The waivers and amendments in respect of the Credit Agreement referred to in the first sentence of Section 6.07 shall have been obtained in form and substance reasonably satisfactory to the Investors. Immediately prior to the Closing, the Company's "Excess Availability" (as defined in the Credit Agreement) under the Credit Agreement, minus the amount of any Expenses (including amounts payable to the Investors' Representative under the Management Agreement) that are unpaid immediately prior to the Closing, shall be at least $20.0 million.

          (h)    Board Representation.    The Investor Director Designees shall have been duly appointed, effective concurrently with the Closing, to the Board and to all applicable committees of the Board in accordance with the provisions of this Agreement and the Stockholders Agreement and the resignation of all directors who are neither Investor Director Designees nor Continuing Independent Directors shall have become effective.

          (i)    Opinion of Counsel.    A favorable opinion of Shearman & Sterling LLP, counsel to the Company, dated as of the Closing Date, covering the matters attached hereto as Exhibit E-1 shall have been delivered to the Investors, and a favorable opinion of other counsel to the Company, dated as of the Closing Date, covering the matters attached hereto as Exhibit E-2 shall have been delivered to the Investors.

          (j)    Certified Resolutions.    Certified copies of resolutions duly adopted by the Board and stockholders of the Company authorizing the execution, delivery and performance of this Agreement, the Ancillary Agreements to which it is a party and the Transactions.

          (k)    Incumbency Certificate.    A certificate of the Secretary of the Company, as to the incumbency of the officer(s) (who shall not be such Secretary) executing this Agreement, the Ancillary Agreements to which the Company is a party and the other instruments, documents, certificates and agreements contemplated hereby or thereby.

          (l)    Good Standings.    A short form certificate of good standing of each of the Company and each Subsidiary, certified by the Secretary of State or Clerk of the State Corporation Commission of each state or commonwealth in which it is incorporated or organized or qualified to do business, in each case as of a date not more than two business days prior to the Closing.

          (m)    Consents and Approvals.    All consents, approvals and authorizations of any person with respect to the Transactions set forth on Section 7.02(m) of the Disclosure Schedule shall have been obtained (and a copy delivered to the Investors).

        SECTION 7.03.    Conditions to the Obligations of the Company.    The obligations of the Company to consummate the Transactions are subject to the satisfaction or waiver of the following additional conditions:

          (a)    Representations and Warranties.    Each of the representations and warranties of each Investor contained in this Agreement and each Ancillary Agreement that are qualified by materiality or material adverse effect shall be true and correct as of the date hereof and as of the Closing as though made on and as of the Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date), and all representations and warranties which are not so qualified shall be true and correct in all material respects (except that those representations and warranties which address matters only as of a particular date need only remain true and correct in all material respects as of such date).

          (b)    Agreements and Covenants.    The Investors shall have performed, in all material respects, all obligations or complied with, in all material respects, all agreements and covenants to be performed or complied with by it under this Agreement on or prior to the Closing.

          (c)    Officer Certificate.    Each Investor shall have delivered to the Company a certificate, dated the date of the Closing, signed by the President or any Vice President of such Investor, certifying as to the satisfaction of the conditions specified in Sections 7.03(a) and 7.03(b).

          (d)    Ancillary Agreements.    Each of the Ancillary Agreements to which any Investor is a party shall have been duly executed and delivered by such Investor.

          (e)    Opinion of Counsel.    A favorable opinion of counsel to the Investors, dated as of the Closing Date, covering the matters attached hereto as Exhibit F shall have been delivered to the Company.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

        SECTION 8.01.    Termination.    This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing, whether or not the Stockholder Approval has been obtained (the date of any such termination, the "Termination Date"):

          (a)   By mutual written consent of the Investors and the Company (the Company's consent being duly authorized by the Board); or

          (b)   By either the Investors or the Company if (i) the Closing shall not have occurred on or before August 31, 2005; provided, however, that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (ii) any Governmental Authority in the United States shall have enacted, issued, promulgated, enforced or entered any order, decree, judgment, injunction or ruling which is then in effect and is final and nonappealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions; provided, however that the party seeking to terminate this Agreement shall have fulfilled its obligations pursuant to Section 6.05 of this Agreement to lift such injunction, order, decree or ruling; or

          (c)   By the Investors or the Company if the Stockholder Approval is not obtained at the Stockholders' Meeting;

          (d)   By the Investors if (i) the Board shall have withdrawn, or adversely modified, or failed within three business days after the Investors request to reconfirm the Company Recommendation (or determined to do so), (ii) the Board shall have determined to recommend to the stockholders of the Company that they approve an Acquisition Proposal other than that contemplated by this Agreement or shall have determined to accept a Superior Proposal, (iii) a tender offer or exchange offer that, if successful, would result in any person or group becoming a beneficial owner of 20% or more of the outstanding shares of any class or series (or the voting power of any class or series) of equity securities of the Company, is commenced (other than by an Investor or an affiliate of an Investor) and the Board fails within ten days after such commencement to recommend that the stockholders of the Company not tender their shares in such tender or exchange offer or (iv) for any reason the Company fails to call or hold the Stockholders' Meeting by August 26, 2005;

          (e)   By the Company, if the Board determines to accept a Superior Proposal, but only after the Company, (i) holds the Stockholders' Meeting and has failed to obtain the Stockholder Approval required for the consummation of the Transactions, (ii) provides the Investors with not less than three business days advance written notice of its determination to accept such Superior Proposal (including all material terms thereof) and within such three business day period has in good faith negotiated, and has caused its, directors, officers, financial and legal advisors to negotiate with the Investors to make such adjustments to the terms and conditions of this Agreement such that such Acquisition Proposal would no longer constitute a Superior Proposal, and (ii) fulfills its obligations under Section 8.03 hereof immediately prior to (and as a pre-condition to) such termination, provided, however that the Company's right to terminate this Agreement under this Section 8.01(e) shall not be available if the Company is then in breach of Section 6.04, until such time as such breach shall have been cured;

          (f)    By the Investors, if since the date of this Agreement, there shall have been any event, development or change of circumstance that constitutes, has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and such Material Adverse Effect is not cured within 20 days after the Company receives written notice thereof from the Investors; or

          (g)   By the Investors, if (i) the Company shall have breached any representation, covenant or agreement set forth in this Agreement, (ii) such breach or misrepresentation is not cured within 20 days after the Company receives written notice thereof from the Investors and (iii) such breach or misrepresentation would cause the conditions set forth in Section 7.02(a) or Section 7.02(b) not to be satisfied.

          (h)   By the Company, if (i) any Investor shall have breached any representation, covenant or agreement set forth in this Agreement, (ii) such breach or misrepresentation is not cured within 20 days after any such Investor receives written notice thereof from the Company and (iii) such breach or misrepresentation would cause the conditions set forth in Section 7.03(a) or Section 7.03(b) not to be satisfied.

        SECTION 8.02.    Effect of Termination.    In the event of the termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become void, and there shall be no liability or obligation on the part of any party hereto, except (i) with respect to Article VIII and Article IX, which shall survive any such termination and remain in full force and effect and (ii) with respect to any liabilities or damages incurred or suffered by a party as a result of the material breach by the other party of any of its representations, warranties, covenants or other agreements set forth in this Agreement or any Ancillary Agreement.

        SECTION 8.03.    Fees and Expenses.

        (a)    Expenses.    Except as set forth in this Section 8.03 or as provided in the Management Agreement, all Expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such Expenses, whether or not the Transactions are consummated, provided, however that the Company shall pay all of the Expenses related to printing, filing and mailing the Proxy Statement and all SEC and other regulatory filing fees incurred. The Investors and the Company agree that if this Agreement is terminated pursuant to Sections 8.01(b), 8.01(c), 8.01(d) or 8.01(e), then the Company shall pay the Investors an amount equal to the sum of the Investors' Expenses up to an amount equal to $2 million. Payment of Expenses pursuant to this Section 8.03 shall be made not later than two business days after delivery, from time to time, to the Company of notice of demand for payment and a documented itemization setting forth in reasonable detail the Expenses of the Investors.

        (b)    Termination Fee.    In addition to any payment required by the foregoing provisions of this Section 8.03:

            (i)  in the event that this Agreement is terminated pursuant to Section 8.01(d) or Section 8.01(e), then the Company shall pay to the Investors immediately prior to such termination, in the case of a termination by the Company, or within two business days thereafter, in the case of a termination by the Investors, a termination fee of $6.5 million,

           (ii)  in the event that this Agreement is terminated pursuant to Section 8.01(c) and within 12 months of the termination of this Agreement, the Company or any Subsidiary enters into an agreement concerning a transaction that constitutes an Acquisition Proposal, or otherwise consummates an Acquisition Proposal, then immediately prior to (and as a pre-condition to) entering into any such agreement or consummating such transaction, the Company shall pay the Investors a termination fee of $6.5 million; and

          (iii)  in the event that this Agreement is terminated pursuant to Section 8.01(b)(i) and within 12 months of the termination of this Agreement, the Company or any Subsidiary enters into an agreement concerning a transaction that constitutes an Acquisition Proposal, or otherwise consummates an Acquisition Proposal, then immediately prior to (and as a pre-condition to) entering into any such agreement or consummating such transaction, the Company shall pay the Investors a termination fee of $6.5 million.

        (c)    Payments.    All payments under this Section 8.3 shall be made by wire transfer of immediately available funds (in U.S. dollars) to an account designated in writing by the Investors.

        (d)    Costs of Enforcement.    The Company acknowledges that the agreements contained in this Section 8.03 are an integral part of the Transactions contemplated by this Agreement. In the event that the Company shall fail to pay any amounts required by this Section 8.03 when due, the Company shall reimburse the Investors for all reasonable fees and expenses incurred by the Investors and their affiliates (including fees and expenses of counsel) in connection with the collection under and enforcement of this Section 8.03.

        SECTION 8.04.    Amendment.    This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Closing; provided, however, that, after the Stockholder Approval is obtained, no amendment may become effective that would by Law require approval of the stockholders of the Company, without approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

        SECTION 8.05.    Waiver.    At any time prior to the Closing, any party hereto may (i) extend the time for the performance of any obligation or other act of any other party hereto, (ii) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

ARTICLE IX

GENERAL PROVISIONS

        SECTION 9.01.    Survival of Representations and Warranties; Indemnification.

        (a)   All representations and warranties contained in this Agreement shall be deemed made at the Closing as if made at such time and shall survive the Closing for 18 months, except that (i) with respect to claims asserted pursuant to this Section 9.01 before the expiration of the applicable representation or warranty, such claims shall survive until the date they are finally liquidated or otherwise resolved, (ii) Section 3.15 shall survive until 30 days after the end of the applicable statute of limitations and (iii) Section 3.01, 3.02, 3.03, 3.04, 3.05(a)(i) shall survive indefinitely. A claim shall be made or commenced hereunder by the Indemnified Party delivering to the Indemnifying Party a written notice specifying in reasonable detail the nature of the claim, the amount claimed (if known or reasonably estimable), and the factual basis for the claim.

        (b)   The Company agrees to indemnify and hold harmless each Investor, its partners, affiliates, officers, directors, employees and duly authorized agents and each of their affiliates and each other person controlling any Investor or any of its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and any partner of any of them from and against all losses, claims, damages, diminution in value of the Purchased Securities, expenses (including reasonable counsel fees and disbursements) or liabilities ("Losses") which are related to or arise out of (1) any breach by the Company of any of its representations or warranties in this Agreement and (2) failure to perform any of the covenants or agreements made by the Company in this Agreement. The term "Losses" as used in this Section 9.01 is not limited to matters asserted by third parties against an Indemnified Party, but includes Losses incurred or sustained by an Indemnified Party in the absence of third party claims, and shall be net of any Tax benefit available to the Indemnified Party.

        (c)   The Investors agree to indemnify and hold harmless each Company, its Subsidiaries and each of their respective officers, directors, employees, duly authorized agents and affiliates from and against all Losses which are related to or arise out of (1) any breach by any Investor of any of its representations or warranties in this Agreement and (2) failure to perform any of the covenants or agreements made by the Investors in this Agreement.

        (d)   Notwithstanding anything to the contrary contained in this Agreement: (i) an Indemnifying Party shall not be liable for any claim for indemnification pursuant to this Section 9.01 with respect to any breach of any representation or warranty, unless and until the aggregate amount of indemnifiable Losses which may be recovered from the Indemnifying Party equals or exceeds $2.5 million, after which the Indemnifying Party shall be liable only for those Losses in excess of $2.5 million; (ii) no Losses may be claimed under Section 9.01 by any Indemnified Party or shall be included in calculating the aggregate Losses set forth in clause (i) above other than Losses in excess of $50,000 resulting from any single claim or aggregated claims arising out of the same facts, events or circumstances; (iii) with respect to any breach of any representation or warranty, the maximum amount of indemnifiable Losses which may be recovered from an Indemnifying Party arising out of or resulting from the causes set forth in Section 9.01 shall be an amount equal to the Purchase Price; and (iv) neither party hereto shall have any liability under any provision of this Agreement or any Ancillary Agreement for any punitive damages.

        (e)   A party claiming indemnification under this Agreement (an "Indemnified Party") with respect to any claims asserted against the Indemnified Party by a third party ("Third Party Claim") that would give rise to a right of indemnification under this Agreement shall promptly (i) notify the party from whom indemnification is sought (the "Indemnifying Party") of the Third Party Claim, and (ii) transmit to the Indemnifying Party a written notice ("Claim Notice") describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to such claim (if any), and the basis of the Indemnified Party's request for indemnification under this Agreement. Failure to provide such Claim Notice shall not affect the right of the Indemnified Party's indemnification hereunder, except to the extent the Indemnifying Party demonstrates actual and material prejudice as a result of such failure. The Indemnifying Party shall have the right to defend the Indemnified Party against such Third Party Claim provided that such Indemnifying Party has acknowledged in writing its obligation to fully indemnify the Indemnified Party with respect to such Third Party Claim pursuant to this Section 9.01.

        (f)    If the Indemnifying Party notifies the Indemnified Party that the Indemnifying Party elects to assume the defense of the Third Party Claim, then the Indemnifying Party shall have the right to defend such Third Party Claim with counsel selected by the Indemnifying Party, who is reasonably acceptable to the Indemnified Party, by all appropriate proceedings, which proceedings shall be prosecuted reasonably diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party in accordance with this Section 9.01(d). The Indemnifying Party shall have full control of such defense and proceedings, including, any compromise or settlement thereof, provided, however that the Indemnifying Party shall not consent to the entry of a judgment or enter into any settlement with respect to the matter (i) which does not contain a complete release of the Indemnified Party, contains a finding of responsibility or liability on the part of the Indemnified Party or the violation of any applicable legal requirement, provides any material sanction or material restriction upon the conduct of any business by the Indemnified Party, or provides for any relief other than monetary damages which are paid in full by the Indemnifying Party, or (ii) without the prior written consent of the Indemnified Party, which consent shall not be unreasonably conditioned, withheld or delayed. If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim which the Indemnifying Party elects to contest, including the making of any related counterclaim against the Person asserting the Third Party Claim or any cross complaint against any person. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 9.01, and the Indemnified Party shall bear its own costs and expenses with respect to such participation; provided, however, if in the opinion of counsel of the Indemnified Party there is a reasonable likelihood of a conflict of interest between the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall bear the reasonable costs and expenses of one counsel to the Indemnified Party in connection with such defense. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of any Third Party Claim if the Third Party Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnified Party that the Indemnified Party reasonably determines, after conferring with its outside counsel, cannot be separated from any related claim for money damages.

        (g)   If the Indemnifying Party fails to notify the Indemnified Party within the thirty (30) days after receipt of any Claim Notice that the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 9.01(f), or if the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 9.01(f) but fails to reasonably diligently defend or settle the Third Party Claim, then the Indemnified Party shall have the right to defend the Third Party Claim by all appropriate proceedings, which proceedings shall be promptly and vigorously defended by the Indemnified Party to a final conclusion or settled (with the reasonable costs and expenses of such defense borne by the Indemnifying Party). The Indemnified Party shall have full control of such defense and proceedings; provided, however, that the Indemnified Party may not enter into any compromise or settlement of such Third Party Claim if indemnification is to be sought hereunder, without the Indemnifying Party's consent, which shall not be unreasonably withheld or delayed. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 9.01(g), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

        (h)   In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder which does not involve a Third Party Claim, the Indemnified Party shall promptly transmit to the Indemnifying Party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, the Indemnified Party's best estimate of the amount of Losses attributable to such claim and the basis of the Indemnified Party's request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within thirty (30) days from its receipt of the Indemnity Notice that the Indemnifying Party disputes such claim (the "Dispute Notice"), the Indemnifying Party shall be deemed to have accepted and agreed with such claim. If the Indemnifying Party has disputed such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution to such dispute. If the Indemnifying Party and the Indemnified Party cannot resolve such dispute in thirty (30) days after delivery of the Dispute Notice, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction.

        (i)    The parties agree to treat all indemnification payments made under this Section 9.01 or otherwise under this Agreement as an adjustment to the Purchase Price or as capital contributions for Tax purposes.

        SECTION 9.02.    Notices.    All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, by a recognized overnight courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

  if to the Investors:

    c/o The Yucaipa Companies LLC
    9130 W. Sunset Boulevard
    Los Angeles, California 90069
    Attention: Robert P. Bermingham

  with a copy to:

    Latham & Watkins LLP
    633 West Fifth Street, Suite 4000
    Los Angeles, California 90071
    Telecopy No.: (213) 891-8763
    Attention: Thomas C. Sadler

  if to the Company:

    Pathmark Stores, Inc.
    200 Milik Street
    Carteret, New Jersey 07008
    Attention: Marc A. Strassler

  with a copy to:

    Shearman & Sterling LLP
    599 Lexington Avenue
    New York, New York 10022
    Telecopy No.: (212) 848-7179
    Attention: W. Jeffrey Lawrence

        SECTION 9.03.    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

        SECTION 9.04.    Entire Agreement; Assignment.    This Agreement and the Ancillary Agreements constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede, except as set forth in Section 6.03(b), all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof. This Agreement shall not be assigned by operation of law or otherwise; provided, however, that each Investor may assign its right, title and interest under this Agreement to one or more subsidiaries, or to any corporation, partnership or limited liability company that is an affiliate of such Investor; provided, further, that no such assignment shall relieve any such Investor of any of its obligations hereunder.

        SECTION 9.05.    Parties in Interest.    This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        SECTION 9.06.    Specific Performance.    The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

        SECTION 9.07.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court, in each case sitting in the Borough of Manhattan. The parties hereto hereby (a) submit to the exclusive jurisdiction of any New York state or federal court, in each case sitting in the Borough of Manhattan, for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this

Agreement or the Transactions contemplated hereby may not be enforced in or by any of the above-named courts.

        SECTION 9.08.    Waiver of Jury Trial.    Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Transactions contemplated hereby. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the Transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 9.08.

        SECTION 9.09.    Attorneys' Fees.    If any legal action is brought by reason of any breach of any covenant, condition or agreement of the parties in this Agreement or the Ancillary Agreements, the prevailing party shall be entitled to recover from the other party to the action all costs and expenses of suit, including attorneys' fees.

        SECTION 9.10.    Headings.    The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

        SECTION 9.11.    Counterparts.    This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the Investors, the Company and the Investors' Representative (solely for the purposes of Section 6.11 of this Agreement) have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

YUCAIPA CORPORATE INITIATIVES FUND I, L.P.
By:	Yucaipa Corporate Initiatives Fund I, LLC
Its:	General Partner
By:	/s/ ROBERT P. BERMINGHAM
	Name:	Robert P. Bermingham
	Title:	Vice President
YUCAIPA AMERICAN ALLIANCE FUND I, L.P.
By:	Yucaipa American Alliance Fund I, LLC
Its:	General Partner
By:	/s/ ROBERT P. BERMINGHAM
	Name:	Robert P. Bermingham
	Title:	Vice President
YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND I, L.P.
By:	Yucaipa American Alliance Fund I, LLC
Its:	General Partner
By:	/s/ ROBERT P. BERMINGHAM
	Name:	Robert P. Bermingham
	Title:	Vice President
Solely for the Purpose of Section 6.11 of this Agreement
THE YUCAIPA COMPANIES LLC
By:	/s/ ROBERT P. BERMINGHAM
	Name:	Robert P. Bermingham
	Title:	Vice President
PATHMARK STORES, INC.
By:	/s/ FRANK VITRANO
	Name:	Frank Vitrano
	Title:	President and Chief Financial Officer

ANNEX C

STOCKHOLDERS' AGREEMENT

Dated as of            , 2005

among

Pathmark Stores, Inc.

and

The Investors Identified on the Signature Pages Hereto

STOCKHOLDERS' AGREEMENT

        This Stockholders' Agreement (this "Agreement") is made as of            , 2005, among Pathmark Stores, Inc., a Delaware corporation (the "Company"), and the Investors identified on the signature pages hereto (collectively, the "Investors").

RECITALS

        WHEREAS, the Company and the Investors have entered into the Securities Purchase Agreement dated as of March 23, 2005 (the "Securities Purchase Agreement");

        WHEREAS, upon consummation of the transactions contemplated by the Securities Purchase Agreement, the Investors will own an aggregate of 20,000,000 investment units ("Units"), consisting of an aggregate of 20,000,000 shares (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock"), 10,060,000 Series A warrants (the "Series A Investor Warrants") to purchase additional shares of Common Stock and 15,046,350 Series B warrants (the "Series B Investor Warrants"; together with the Series A Investor Warrants, the "Investor Warrants") to purchase additional shares of Common Stock (the Units, Shares and the Investor Warrants are collectively referred to herein as the "Purchased Securities");

        WHEREAS, the parties hereto wish to enter into this Agreement to set forth their agreement as to the matters set forth herein; and

        WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of the Investors and the Company under the Securities Purchase Agreement.

AGREEMENT

        NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1
CERTAIN DEFINITIONS

        SECTION 1.01    Certain Definitions.    As used in this Agreement, the following terms shall have the following respective meanings:

          "affiliate" means, with respect to a specified person, a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

          "beneficial owner" (and the related terms "beneficially owned", "beneficial owner" and "beneficial ownership") has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

          "Board" means the Board of Directors of the Company.

          "By-Laws" means the Amended and Restated By-Laws of the Company, effective April 16, 2004, as they may hereafter be amended from time to time.

          "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc., (c) commercial paper maturing not more than one year from the date of issuance thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc., (d) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the Laws of the United States or any state thereof having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) demand deposit accounts maintained with any bank organized under the Laws of the United States or any state thereof so long as the amount maintained with any individual bank is less than or equal to $100,000 and is insured by the Federal Deposit Insurance Corporation and (f) investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (e) above.

          "Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation of the Company, dated as of September 19, 2000, as it may hereafter be amended from time to time.

          "Closing" means the closing of the issuance, purchase and sale of the Units contemplated by the Securities Purchase Agreement.

          "Commission" means the Securities and Exchange Commission.

          "Confidentiality Agreement" means the Confidentiality Agreement, dated as of January 7, 2005, between an affiliate of the Investors and the Company.

          "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract, credit agreement or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such person.

          "Discriminatory Transaction" means any corporate action that would (a) impose material limitations on the legal rights of any member of the Yellowstone Group as a holder of a class of voting stock, including any action that would impose material restrictions that are based on the size of security holding, any business in which a security holder is engaged or any other considerations applicable to any member of the Yellowstone Group and not to holders of the same class of voting stock generally, or (b) deny any material benefit to any member of the Yellowstone Group proportionately as a holder of any class of voting stock that is made available to other holders of that same class of voting stock generally.

          "Encumbrance" (including correlative terms such as "Encumber") means any security interest, pledge, mortgage, lien, charge, adverse claim of ownership or use, hypothecation, violation, condition or restriction of any kind or other encumbrance of any kind.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Fair Market Value" means, for any applicable measurement date, the closing price of the Common Stock on Nasdaq or, in the event that trading hours on Nasdaq are extended past 4:00 p.m. New York Time, the last sale price at 4:00 p.m. New York Time.

          "Fully Diluted Basis" means, in respect of the Common Stock or warrants to purchase shares of Common Stock, the method of calculating the number of shares of Common Stock outstanding on an applicable measurement date, pursuant to which the following shares shall be deemed to be outstanding: (i) all shares of Common Stock outstanding on such measurement date and (ii) all shares of Common Stock issuable pursuant to any stock options of the Company or warrants outstanding at such time which are or may become exercisable (assuming all other conditions to or limitations on such exercise were satisfied) for shares of Common Stock at an exercise price at or below the then current Fair Market Value of the Common Stock.

          "Geographic Region" means the States of Maine, New Hampshire, Vermont, Massachusetts, Rhode Island, Connecticut, New York, New Jersey, Pennsylvania, Delaware, Maryland and Virginia and the District of Columbia.

          "group" means a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

          "Independence Standard" means the standard of independence necessary for a director to qualify as an "Independent Director" as such term (or any replacement term) is used under the rules and listing standards of Nasdaq as such rules and listing standards may be amended from time to time.

          "Investor Designated Director" means such person as is so designated by the Investors prior to the Closing, or the Yellowstone Group after the Closing, from time to time in accordance with this Agreement, to serve as a member of the Board and who is elected or appointed to serve as a member of the Board pursuant to Section 2.01 hereof.

          "Law" means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order issued or promulgated by any national, supranational, state, federal, provincial, local or municipal government or any administrative or regulatory body with authority therefrom with jurisdiction over the Company or any member of the Yellowstone group, as the case may be (including any requirements under the Exchange Act).

          "Management Agreement" means the Management Agreement dated as of March 23, 2005, between the Company and an affiliate of the Investors, as it may hereafter be amended from time to time.

          "Marketable Securities" means securities that are (a) (i) securities of or other interests in any person that are traded on a United States national securities exchange or quoted on the Nasdaq Stock Market or (ii) debt securities on market terms of an issuer that has debt or equity securities that are so traded or so reported on and in which Marketable Securities a nationally recognized securities firm has agreed to make a market, and (b) not subject to restrictions on transfer as a result of any applicable contractual provisions or the provisions of the Securities Act or, if subject to such restrictions under the Securities Act, are also subject to registration rights reasonably acceptable to the person receiving such Marketable Securities as consideration in a transaction pursuant to Section 4.03.

          "Nasdaq" means The Nasdaq Stock Market, Inc.

          "Nasdaq Regulation" means the rules and regulations of Nasdaq or any other applicable securities exchange on which the Common Stock is then listed.

          "New Securities" means any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever (including, without limitation, convertible debt securities) that are, or may become, convertible into or exchangeable or exercisable for capital stock of the Company; provided that the term "New Securities" does not include (i) capital stock or rights, options or warrants to acquire capital stock of the Company issued to the employees, consultants, officers or directors of the Company, or which have been reserved for issuance, pursuant to employee stock option, stock purchase, stock bonus plan, or other similar compensation plan or arrangement approved by the Board, (ii) securities of the Company issued to all then-existing stockholders in connection with any stock split, stock dividend, reclassification or recapitalization of the Company, (iii) securities of the Company issued upon the exercise of warrants that are outstanding as of the date of this

  Agreement, (iv) securities of the Company issued in connection with a transaction of the type described in Rule 145 under the Securities Act, and (v) securities of the Company issued pursuant to a bona fide underwritten public offering.

          "Permitted Transferee" means, with respect to a specified person, any affiliate of such person, provided that such person is not a Restricted Person.

          "person" means any individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a "person" or "group" within the meaning of Section 13(d)(3) of the Exchange Act), trust, association, or entity or government, political subdivision, agency or instrumentality of government.

          The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          "Related Agreements" means the Securities Purchase Agreement and the Management Agreement, together with that certain Registration Rights Agreement and that certain Warrant Agreement among the parties hereto and dated as of the date hereof.

          "Representative" means, as to any person, such person's affiliates and its and their directors, officers, employees, agents, advisors (including, without limitation, financial advisors, counsel and accountants) and such person's financing sources.

          "Restricted Person" means any person that derives at least 20% of its consolidated revenues from the operation by it of retail supermarkets which are located in the Geographic Region.

          "Rule 144" means Rule 144 (or any successor provisions) under the Securities Act.

          "Sale" means, in respect of any Common Stock, Investor Warrants, or any other voting capital stock, any sale, assignment, transfer, distribution or other disposition thereof or of a participation therein, or other conveyance of legal or beneficial interest therein, or any short position in a security or any other action or position otherwise reducing risk related to ownership through hedging or other derivative instruments, whether voluntarily or by operation of Law.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Sell" and "Sold" means to complete a Sale.

          "subsidiary" or "subsidiaries" of any person means any corporation, partnership, limited liability company, joint venture, association or other legal entity of which such person (either alone or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

          A "Substantial Portion" of any person means, as of any date of determination, more than 10% of the total consolidated assets of such person and its subsidiaries as of the end of its most recent fiscal quarter ending prior to the date of such determination.

          "Yellowstone Group" means the Investors and any Permitted Transferee of the Investors that has become a party to this Agreement in accordance with the provisions of Section 5.01(c) hereof.

        Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Change of Control Proposal	4.04
Common Stock	Recitals
Company	Preamble
Confidential Information	8.01(b)
Covered Securities	5.01(a)
Credit Facility	2.05(f)
Independent Directors	2.01(a)
Initial Restricted Period	5.01(a)
Investor Warrants	Recitals
Investors	Preamble
Notice of Issuance	4.03(b)
Purchased Securities	Recitals
Securities Purchase Agreement	Recitals
Series A Investor Warrants	Recitals
Series B Investor Warrants	Recitals
Shares	Recitals
Special Committee	4.04(b)
Subsidiary Board	2.01(f)
Units	Recitals

ARTICLE 2
CORPORATE GOVERNANCE

        SECTION 2.01    Composition of the Board.    (a) Immediately after the Closing, the By-Laws shall be amended to provide that the authorized number of directors comprising the Board shall be eleven, unless changed in accordance with the provisions of this Agreement and the By-Laws. The Board shall initially be composed of (i) five directors, who shall be designated by the Investors prior to the Closing in accordance with Section 6.08 of the Securities Purchase Agreement and Section 9.20 of this Agreement, and (ii) up to six directors, who shall be designated by the Board prior to the Closing in accordance with Section 6.08 of the Securities Purchase Agreement and who are individuals who comply with the Independence Standards (together with their successors elected in accordance with Section 2.02, the "Independent Directors"). In the event that, immediately after the Closing, there are less than six Independent Directors, the vacancies shall be filled in the manner set forth in Section 2.02, except that the individual(s) selected shall be subject to the consent of the Yellowstone Group, which consent shall not be unreasonably withheld. The Investor Designated Directors and the Independent Directors shall serve in a manner consistent with the terms of the Certificate of Incorporation and By-Laws.

        (b)   From and after the Closing, the parties hereto shall use all reasonable efforts under applicable Law and Nasdaq Regulations to cause there to be (i) so long as the Yellowstone Group beneficially owns 30% or more of the Common Stock, a number of Investor Designated Directors that is one less than the majority of the number of then-authorized directors of the Board; (ii) so long as the Yellowstone Group beneficially owns less than 30% but 20% or more of the Common Stock, a number of Investor Designated Directors that is two less than the majority of the number of then-authorized directors of the Board; and (iii) so long as the Yellowstone Group beneficially owns less than 20% but 10% or more of the Common Stock, a number of Investor Designated Directors that is three less than a majority of the number of then-authorized directors of the Board. In the event that, at any time, the number of Investor Designated Directors then in office exceeds the number set forth in the preceding sentence, at the request of the majority of the Independent Directors then in office, an appropriate number of Investor Designated Directors shall resign from office. In the event the Yellowstone Group beneficially owns less than 10% of the Common Stock, the Yellowstone Group shall have no right to designate any Investor Designated Director, and, at the request of a majority of the Independent Directors then in office, shall cause any Investor Designated Directors then in office to resign immediately upon such event. For purposes of the calculations of the percentages set forth in this Section 2.01(b), any shares of voting equity securities issued after the date of this Agreement (other than shares of Common Stock issued upon exercise of the Investor Warrants) shall not be included in the computations of beneficial ownership for purposes of this Section 2.01(b).

        (c)   At each stockholders' meeting of the Company at which directors will be elected, the Yellowstone Group shall be entitled, any time prior to the mailing of the applicable proxy statement of the Company, to propose and nominate that number of Investor Designated Directors as set forth in Section 2.01(b) as members of the Board. The Independent Directors to be nominated and elected at any such stockholders' meeting shall be nominated by a majority of the Independent Directors then in office. The Company and the Board will include the persons so nominated by the members of the Yellowstone Group and the Independent Directors in each slate of directors proposed, recommended or nominated for election by the Company or the Board and will recommend and use all reasonable efforts to cause the election of such persons nominated. The Company agrees to use all reasonable efforts to solicit proxies for such nominees for director from all holders of voting stock entitled to vote thereon. Such nominees shall serve in a manner consistent with the terms of the Certificate of Incorporation and By-Laws.

        (d)   To the extent required by Nasdaq Regulations, those members of the Board that are not Investor Designated Directors shall at all times satisfy the Independence Standard.

        (e)   The Board shall take all necessary action, including amending the By-Laws, to provide that at every meeting of the Board, a majority of the directors constituting all of the then-authorized total number of directors shall constitute a quorum.

        (f)    At any time after the Closing, upon the request of the Yellowstone Group, the Company and the Board shall take all actions necessary so that the composition of the board of directors, general partner, managing member (or controlling committee thereof) or any other board or committee serving a similar function with respect to each of the Company's subsidiaries (each a "Subsidiary Board") and each committee of each Subsidiary Board shall be proportionate to the composition requirements of the Board and of each committee thereof such that members of the Yellowstone Group shall have the same proportional representation (rounded to the nearest whole number of directors, but in no event less than one) on each Subsidiary Board and committee thereof as the members of the Yellowstone Group have the right to designate to the Board and committees thereof. The quorum and action requirements of each Subsidiary Board and of each committee of each Subsidiary Board shall, to the extent requested by the Yellowstone Group, be the same as the quorum and action requirements of the Board and each committee thereof.

        SECTION 2.02    Vacancies.    In the event of any vacancy for any reason in any Board seat reserved for Investor Designated Directors, the Yellowstone Group shall have the sole right to nominate another individual to serve as an Investor Designated Director. In the event of any vacancy for any reason in any Board seat reserved for Independent Directors, a majority vote of the Independent Directors then in office shall have the sole right to nominate another individual to serve as an Independent Director, so long as he or she complies with the Independence Standard, and such new director, when appointed or elected, shall be an Independent Director for purposes of this Agreement. In each case, to the extent permitted by the Certificate of Incorporation and By-Laws, the Board shall elect each such person so nominated as soon as possible after the occurrence of the nomination to fill such vacancy. No Investor Designated Director shall be removed as a director of the

Company without cause, without the approval of a majority of the other Investor Designated Directors then in office. No Independent Director shall be removed as a director of the Company without cause, without the approval of a majority of the other Independent Directors then in office.

        SECTION 2.03    Committees.    (a) At Closing, the Board shall have such committees as may be required by Law or Nasdaq Regulation, and such other committees as the Board may from time to time establish. Each such committee and the Board shall take all actions necessary so that each such committee shall be comprised of not less than three directors. To the extent permitted by Nasdaq Regulation, and subject to Section 2.03(b), a number of Investor Designated Directors equal to one less than a majority of all directors serving on each committee shall be appointed to such committee.

        (b)   To the extent that no Investor Designated Director is permitted under Nasdaq Regulations to serve on a particular committee of the Board, the Company and the Board shall take all necessary action to permit at least one Investor Designated Director to attend each meeting of such committee as a non-voting observer, in each case to the extent permitted by such Nasdaq Regulation, and such observer shall be provided with such notice of the meeting and information regarding the meeting as is provided to members of such committee.

        SECTION 2.04    Certificate of Incorporation and By-Laws to Be Consistent.    The Board shall take or cause to be taken all lawful action necessary or appropriate to ensure that none of the Certificate of Incorporation or the By-Laws or any of the corresponding constituent documents of the Company's subsidiaries contain any provisions inconsistent with this Agreement or which would in any way nullify or impair the terms of this Agreement or the rights of the Company or of the Yellowstone Group hereunder.

        SECTION 2.05    Approval of the Yellowstone Group Required for Certain Actions.    In addition to any approval by the Board required by the Certificate of Incorporation, the By-Laws, applicable Law or Nasdaq Regulation, the prior written approval of the Yellowstone Group shall be required in order for the Board to validly approve and authorize any of the following:

          (a)   the entry by the Company or any of its subsidiaries into any merger or consolidation, or the acquisition (whether by merger, consolidation, purchase of assets or stock or otherwise) by the Company or any of its subsidiaries of any business or assets, if the value of the consideration to be paid or received by the Company and/or its stockholders in any such individual transaction, or in such transaction when added to the aggregate value of the consideration paid or received by the Company and/or its stockholders in all other such transactions approved by the Board during the preceding 12 months, exceeds a Substantial Portion of the Company;

          (b)   the authorization or issuance of any equity securities or any securities convertible into or exercisable for equity securities of the Company or any subsidiary of the Company (other than options or warrants outstanding on the date of this Agreement or pursuant to employee or director stock option or incentive compensation or similar plans approved by the Board or a duly authorized committee of the Board after the date of this Agreement, including by at least one of the Investor Designated Directors on such Board or committee);

          (c)   any sale, asset exchange, lease, exchange, mortgage, pledge, transfer or other disposition by merger or otherwise by the Company or any of its subsidiaries (in one transaction or a series of related transactions) of any securities or assets of the Company or any subsidiary thereof which constitutes a Substantial Portion of the Company;

          (d)   any amendment to the Certificate of Incorporation or By-Laws, or the adoption of or amendment to the certificate of incorporation or by-laws of any subsidiary of the Company;

          (e)   any change in the authorized number of directors of the Board of the Company or the establishment or abolition of any Board Committee;

          (f)    any incurrence or repayment (prior to scheduled maturity) of indebtedness (including capitalized leases) in an aggregate amount greater than $10,000,000, except for borrowings under the Company's existing amended and restated credit facility dated as of October 1, 2004 (the "Credit Facility") as such Credit Facility may be amended, restated, refinanced or replaced, in whole or in part, from time to time with the prior written approval of the Yellowstone Group;

          (g)   any action to repurchase, retire, redeem or otherwise acquire any equity securities of the Company or any subsidiary of the Company, pursuant to self-tender offers, stock repurchase programs, open market transactions, privately-negotiated purchases or otherwise;

          (h)   the entry by the Company or any of its subsidiaries into any Discriminatory Transaction;

          (i)    take any action to declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock or enter into any agreement with respect to the voting of its capital stock;

          (j)    any appointment or termination of any person as the Chief Executive Officer, President or Chief Financial Officer of the Company; or

          (k)   any action to adopt, propose to adopt, or maintain any shareholders' rights plan, "poison pill" or other similar plan or agreement (or any other plan or arrangement that could reasonably be expected to disadvantage any stockholder on the basis of the size or voting power of its shareholding).

The Company shall not, and shall not permit any of its subsidiaries to, take any of the actions specified above without the Yellowstone Group approvals required above. Notwithstanding the foregoing, no approval of the Yellowstone Group shall be required for the Board to approve or authorize (a) the payment of any dividend or the making of any other distributions by any subsidiary of the Company to the Company or another subsidiary of the Company, (b) the payment by any subsidiary of the Company of any indebtedness owed to the Company, (c) the making of any loans by, or advances from, any subsidiary of the Company to the Company, or (d) the transfer by any subsidiary of the Company of any of its property or assets to the Company.

        SECTION 2.06    Approval of Independent Directors Required for Certain Actions.    In addition to any approval by the Board required by the Certificate of Incorporation, the By-Laws, applicable Law or Nasdaq Regulations, the vote of at least one of the Independent Directors then in office shall be required in order for the Board to approve and authorize any action; provided, however, that, at any time when the number of Independent Directors then in office on the Board is five or more, the vote of at least two of the Independent Directors then in office shall be required in order for the Board to approve and authorize any of the following actions:

          (a)   any amendment to the certificate of incorporation or by-laws, or the adoption of or amendment to the certificate of incorporation or by-laws of any subsidiary of the Company (other than to file any amendment that would increase the amount of the Company's authorized Common Stock or one or more certificates of designation to establish one or more series of preferred stock);

          (b)   any change in the authorized number of directors of the Board or the establishment or abolition of any Board committee;

          (c)   the entry by the Company or any of its subsidiaries into any merger or consolidation, or the acquisition (whether by merger, consolidation, purchase of assets or stock or otherwise) by the Company or any of its subsidiaries of any business or assets, if the value of the consideration to be paid or received by the Company and/or its subsidiaries and/or the Company's stockholders in any such transaction exceeds $100 million;

          (d)   take any action to declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock or enter into any agreement with respect to the voting of it's capital stock;

          (e)   any incurrence of indebtedness (including capitalized leases) which would, when combined with all other indebtedness of the Company and its subsidiaries then outstanding, as reflected on the most recent available consolidated balance sheet of the Company plus indebtedness incurred after the date of such balance sheet, exceed $750 million in the aggregate; and

          (f)    any action to repurchase, retire, redeem or otherwise acquire any equity securities of the Company or any subsidiary of the Company, pursuant to self- tender offers, stock repurchase programs, open market transactions, privately negotiated purchases or otherwise to the extent that the aggregate payments made by the Company therefor after the date of this Agreement exceed $100 million.

Notwithstanding the foregoing, no approval of any Independent Directors shall be required for the Board to approve or authorize (a) the payment of any dividend or the making of any other distributions by any subsidiary of the Company to the Company or another subsidiary of the Company, (b) the payment by any subsidiary of the Company of any indebtedness owed to the Company, (c) the making of any loans by, or advances from, any subsidiary of the Company to the Company, or (d) the transfer by any subsidiary of the Company of any of its property or assets to the Company.

ARTICLE 3
VOTING OF SHARES

        SECTION 3.01    Agreement with Respect to Voting of Common Stock.    (a) In any election of directors at a meeting of the stockholders of the Company, the Yellowstone Group shall cause all shares of Common Stock held by them to be represented at such meeting either in person or by proxy and shall vote their shares of voting stock for all nominees nominated by the Independent Directors, in proportion to the votes cast by the holders of Common Stock (other than the Yellowstone Group); provided, however, that, in their sole and absolute discretion, the Yellowstone Group shall be permitted to cast a greater number of votes held by them in excess of such proportion in favor of the nominees nominated by the Independent Directors.

        (b)   With respect to all matters submitted to a vote of holders of Common Stock (except as provided in Sections 3.01(a)), the Yellowstone Group may vote, or abstain from voting, or fail to vote, some or all shares of Common Stock held by them, in their sole and absolute discretion.

        (c)   The Yellowstone Group shall not execute any written consent pursuant to Section 228 of the Delaware General Corporation Law as to any shares beneficially owned by them, except for any written consent approved by a majority of the Independent Directors.

ARTICLE 4
STANDSTILL, ACQUISITIONS
OF SECURITIES AND OTHER MATTERS

        SECTION 4.01    Acquisitions of Common Stock.    After the Closing and until the fifth anniversary thereof, without the prior approval of a majority of the Independent Directors then in office, the Yellowstone Group shall not purchase or otherwise acquire, directly or indirectly, beneficial ownership of any shares of Common Stock such that the aggregate beneficial ownership of the Yellowstone Group, after giving effect to any such acquisition, is in excess of 49.9% (or such greater percentage as the Yellowstone Group may beneficially own immediately following the exercise, in whole or in part, of the Series B Investor Warrants) of the Common Stock of the Company, except (i) by way of stock splits, stock dividends, reclassifications, recapitalizations, or other distributions by the Company to holders of the Common Stock, (ii) pursuant to the exercise of the Investor Warrants in accordance with the terms thereof, (iii) by acquisition of any New Securities pursuant to Section 4.03, or (iv) pursuant to Section 4.04.

        SECTION 4.02    No Participation in a Group or Solicitation of Proxies.    Except for actions permitted by, or taken in compliance with, Sections 4.01, 4.03 and 4.04 and its exercise of rights pursuant to the provisions of this Agreement, the Yellowstone Group agrees that, prior to the fifth anniversary of the Closing, it will not, without the prior approval of a majority of the Independent Directors then in office, directly or indirectly:

          (a)   acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights to acquire any securities of the Company or any subsidiary thereof, or of any successor to or person in control of the Company, or any assets of the Company or any division thereof or of any such successor or Controlling Person;

          (b)   make or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are used in the rules of the Commission) to vote any voting securities of the Company or any subsidiary thereof; provided, however, that the prohibition in this Section 4.02(b) shall not apply to solicitations exempted from the proxy solicitation rules by Rule 14a-2 under the Exchange Act or any successor provision;

          (c)   submit to the Board a written proposal for or offer of (with or without conditions), any merger, recapitalization, reorganization, business combination or other extraordinary transaction involving the Company or any subsidiary thereof or any of their securities or assets, or make any public announcement with respect to such a proposal or offer;

          (d)   enter into any discussions, negotiations, arrangements or understandings with any third party (other than any person that would be a Permitted Transferee) with respect to any of the foregoing, or otherwise form, join or in any way engage in discussions relating to the formation of, or participate in, a group with any third party (other than any person that would be a Permitted Transferee), in connection with any of the foregoing; or

          (e)   request the Company or any of its Representatives, directly or indirectly, to amend or waive any provision of this paragraph (including this sentence);

provided, however, that none of the foregoing (i) shall prevent, restrict, Encumber or in any way limit the exercise of the fiduciary rights and obligations of any Investor Designated Director as a director or prevent, restrict, Encumber or in any way limit the ability of any Investor Designated Director to vote on matters, influence officers, employees, agents, management or the other directors of the Company, take any action or make any statement at any meeting of the Board or any committee thereof, or otherwise to act in their capacity as directors; (ii) shall prevent any member of the Yellowstone Group from Selling any Covered Securities held by it or voting its Common Stock; (iii) shall apply to or restrict any discussions or other communications between or among directors, members, officers, employees or agents of any member of the Yellowstone Group or any affiliate thereof; (iv) shall prohibit any member of the Yellowstone Group from soliciting, offering, seeking to effect or negotiating with any person with respect to transfers of Covered Securities otherwise permitted by Section 5.01 or (v) restrict any disclosure or statements required to be made by any Investor Designated Director or the Yellowstone Group under applicable Law or Nasdaq Regulation.

        SECTION 4.03    Rights to Purchase New Securities.    (a) In the event that the Company proposes to issue New Securities, each member of the Yellowstone Group shall have the right to purchase, in lieu of the person to whom the Company proposed to issue such New Securities, in accordance with paragraph (b) below, a number of New Securities equal to the product of (i) the total number or amount of New Securities which the Company proposes to issue at such time and (ii) a fraction, the numerator of which shall be the total number of shares of Common Stock which such member owns at such time on a Fully Diluted Basis, and the denominator of which shall be the total number of shares of Common Stock then outstanding on a Fully Diluted Basis.

        (b)   In the event that the Company proposes to undertake an issuance of New Securities, it shall give written notice (a "Notice of Issuance") of its intention to each of the members of the Yellowstone Group, describing the material terms of the New Securities, including the price thereof, and the material terms upon which the Company proposes to issue such New Securities. The members of the Yellowstone Group shall have 30 days from the date of receipt of the Notice of Issuance to agree to purchase all or a portion of such member's pro rata share of such New Securities (as determined pursuant to paragraph (a) above) for the same consideration, if such proposed consideration shall consist solely of cash, or, if such consideration consists of property or assets other than cash, for cash, Cash Equivalents or Marketable Securities having an equivalent value (as reasonably determined by a majority of the Independent Directors) to the consideration payable by the person to whom the Company proposes to issue such New Securities at the time of payment, and otherwise upon the terms specified in the Notice of Issuance by giving written notice to the Company and stating therein the quantity of New Securities to be purchased by such member of the Yellowstone Group and the allocation of such New Securities among the members. The rights given by the Company under this Section 4.03(b) shall terminate if unexercised within 30 days after receipt of the Notice of Issuance referred to in this paragraph (b).

        (c)   The Company and each member of the Yellowstone Group, if it elects to purchase the New Securities to be sold by the Company, shall select a date not later than 20 days (or longer if required by Law) after the expiration of the 30-day notice period referenced in Section 4.03(b) for the closing of the purchase and sale of the New Securities. In the event any purchase by the members of the Yellowstone Group is not consummated, other than as a result of the fault of the Company, within the provided time period, the Company may issue the New Securities subject to purchase by such member free and clear from the restrictions under this Section 4.03. Any New Securities not elected to be purchased by such members may be sold by the Company to the person to which the Company intended to sell such New Securities on terms and conditions no less favorable to the Company than those offered to such members.

        SECTION 4.04    Takeover Proposals by the Yellowstone Group.    No member of the Yellowstone Group shall, without the prior approval of a majority of the Independent Directors then in office, submit a proposal to acquire a majority of the Common Stock owned by persons other than the Yellowstone Group (a "Change of Control Proposal") to any person unless either of the following conditions are satisfied:

          (a)   The Change of Control Proposal shall contemplate either (i) a tender offer for all outstanding shares of Common Stock not owned by the Yellowstone Group and must be conditioned upon a majority of such Common Stock not owned by the Yellowstone Group being tendered, or (ii) a merger, combination, asset sale or other similar transaction which conditioned upon the holders of a majority of the Common Stock not owned by the Yellowstone Group present, in person or by proxy, at a meeting of stockholders, voting in favor of such transaction. In the case of either (i) or (ii), the same consideration must be offered to all of the Company's stockholders (other than the Yellowstone Group); or

          (b)   The Change of Control Proposal shall contemplate that a special committee of the Board shall be created consisting only of the Independent Directors (the "Special Committee"), the Special Committee shall retain a nationally recognized investment banking firm to advise the Special Committee with respect to the fairness of the Change of Control Proposal to the stockholders of the Company (other than the Yellowstone Group), and the Change of Control Proposal shall be approved by the Special Committee, which shall not give its approval unless it has received an opinion from such investment banking firm that the Change of Control Proposal is fair, from a financial point of view, to the stockholders of the Company other than any member of the Yellowstone Group.

        SECTION 4.05    Affiliate Transactions.    No member of the Yellowstone Group shall engage in any transaction with the Company without the prior approval of a majority of the Independent Directors then in office; provided, however, that the foregoing provision shall not apply to any transactions contemplated by this Agreement or any of the Related Agreements or to any transactions involving the purchase or sale of goods or services in the ordinary course of business which are consistent with guidelines adopted by the Board from time to time and approved by a majority of the Independent Directors then in office.

        SECTION 4.06    Termination of Standstill Provisions.    The provisions of Sections 4.01, 4.02 and 4.04 of this Agreement shall terminate without any further action by any party upon the earlier of:

            (i)  180 days after such time as the Yellowstone Group beneficially owns less than 10% of the outstanding Common Stock of the Company;

           (ii)  such date as the Board determines to solicit, or publicly announces, whether by press release, filing with the Commission or otherwise, its intention to solicit, an Acquisition Proposal (as defined in the Securities Purchase Agreement);

          (iii)  such date as the Board publicly approves, accepts, authorizes or recommends to the Company's stockholders their approval of, or their conveyance of any Common Stock or other securities pursuant to, any Acquisition Proposal;

          (iv)  such date that the Company or any affiliate thereof has entered into a letter of intent, agreement in principle, definitive agreement, or any other agreement with any party, with respect to an Acquisition Proposal for the Company;

           (v)  such date that any person or group, other than the Yellowstone Group or any of its affiliates, shall have acquired or announced its intention to acquire, including by commencement of a tender offer or exchange offer) beneficial ownership of 20% of the Company's outstanding Common Stock;

          (vi)  such date as the Company, the Board or any committee of the Board takes any action, or fails to take appropriate action, which action, or failure to take action, results in a breach of any provision of Section 2.05; and

         (vii)  such date as the Company breaches this Agreement in that the number of Investor Designated Directors on the Board, any committee thereof or on any subsidiary Board or any committee thereof, is less than the number of directors to which the Yellowstone Group is entitled at such time pursuant to Article 2, subject to notice from the members of the Yellowstone Group and the expiration of a 30-day period in which to cure such action or failure to act (if such action or failure to act is reasonably capable of being cured).

ARTICLE 5
RESTRICTIONS ON TRANSFERABILITY OF SECURITIES

        SECTION 5.01    General.    (a) Each member of the Yellowstone Group understands and agrees that the shares of Common Stock acquired pursuant to the Securities Purchase Agreement have not been registered and are restricted securities under the Securities Act. During the period ending six months after the Closing (the "Initial Restricted Period"), no member of the Yellowstone Group shall make or solicit any Sale of, or create, incur or assume any Encumbrance with respect to, the Units, the Investor Warrants or any shares of Common Stock now owned or hereafter acquired by it (collectively, the "Covered Securities"); provided, however, that members of the Yellowstone Group may, during the

Initial Restricted Period, make or solicit a Sale to a Permitted Transferee or as described in clauses (v), (vii) and (viii) below.

        (b)   After the Initial Restricted Period (other than with respect to clauses (v), (vii) and (viii) below which may occur at any time), each member of the Yellowstone Group agrees that neither it nor any of its affiliates will make any Sale of, or create, incur or assume any Encumbrance with respect to, any of the Covered Securities except for a Sale:

            (i)  in compliance with Rule 144 under the Securities Act;

           (ii)  (x) pursuant to a bona fide public offering registered under the Securities Act, or

      (y) in one or more block trades or privately negotiated transactions exempt from the registration requirements of the Securities Act;

      provided, however, that in each case no Sale under this clause (ii) is made, to the actual knowledge of such member of the Yellowstone Group (without inquiry in the case of a Sale pursuant to the preceding clause (x)) to any person or group that, after giving effect to such Sale, would have beneficial ownership of Common Stock representing more than 5% of the voting power of the Company's outstanding capital stock (except that, in the case of a transfer to a person specified in Rule 13d-1(b)(1)(ii) promulgated under the Exchange Act that would be eligible based on such person's status and passive intent with respect to the ownership, holding and voting of such Covered Securities to report such person's ownership of Covered Securities on Schedule 13G (assuming such person owned a sufficient number of such Covered Securities to require such filing), no Sale under this clause (ii) is made to any such person that, after giving effect to such Sale, would have beneficial ownership of Covered Securities representing 10% or more of the voting power of the Company's outstanding capital stock); and, provided, further, that in the case of any Sale in an underwritten public offering pursuant to clause (x) above, the members of the Yellowstone Group shall be deemed to have fulfilled their obligations hereunder if they have instructed the underwriter(s) of such offering to use their reasonable efforts to prevent any purchase of Covered Securities in such offering by any person or group that would, upon such purchase, exceed the foregoing thresholds, as applicable;

          (iii)  to Permitted Transferees in accordance with Section 5.01(c) hereof;

          (iv)  of 15% or less of the Common Stock on a Fully Diluted Basis to any person, other than any person which is a Restricted Person in a Sale in which the certificates representing such Covered Securities issued to the transferee (x) bear the legend provided in Section 5.03(a), if required by such Section and (y) the transferee (if not already a party hereto) has executed and delivered to the Company, as a condition precedent to such Sale, an instrument or instruments, reasonably acceptable to the Company, confirming that such transferee agrees to be bound by the obligations of such member of the Yellowstone Group under this Agreement.

           (v)  transfers (i) pursuant to any business combination, tender or exchange offer to acquire Common Stock or other extraordinary transaction that the Board has recommended, or (ii) pursuant to a tender or exchange offer that the Board has not recommended but only after such time as a majority of the shares of Common Stock outstanding (other than those owned by the Yellowstone Group) have been tendered into such offer and after all material conditions with respect to such offer (including any financing condition, any minimum condition with respect to number of shares tendered and any condition with respect to removal of any anti-takeover protections) have been satisfied or irrevocably waived by the offeror; provided, however, that no Yellowstone Group securities shall be tendered into any tender offer or exchange offer not recommended by the Board prior to the time all such material conditions (other than any such condition that can be satisfied only at the closing of such offer) have been satisfied or irrevocably waived by the offeror;

          (vi)  transfers to the Company or a subsidiary of the Company;

         (vii)  swaps, exchanges, hedges or other similar agreements or arrangements designed to protect against fluctuations in the value of the equity securities of the Company and not entered into with the purpose of circumventing the provisions of this Section 5.01;

        (viii)  pledges of Covered Securities in connection with any margin loan or other extensions of credit from a broker-dealer, bank or other financial institution and not entered into with the purpose of circumventing the provisions of this Section 5.01; or

          (ix)  in accordance with and subject to Section 5.04.

        (c)   No Sale of Covered Securities to a Permitted Transferee shall be effective until such time as such Permitted Transferee has executed and delivered to the Company, as a condition precedent to such Sale, an instrument or instruments, reasonably acceptable to the Company, confirming that such Permitted Transferee agrees to be bound by all obligations of the Yellowstone Group hereunder. The Yellowstone Group shall not transfer control of a Permitted Transferee to any person that is not also a Permitted Transferee if a direct sale of Covered Securities to such person would violate the provisions of Section 5.01 of this Agreement.

        SECTION 5.02    Improper Sale or Encumbrance.    Any attempt not in compliance with this Agreement to make any Sale of, or create, incur or assume any Encumbrance with respect to, any Covered Securities shall be null and void and of no force and effect, the purported transferee shall have no rights or privileges in or with respect to the Company, and the Company shall not give any effect in the Company's stock records to such attempted Sale or Encumbrance.

        SECTION 5.03    Restrictive Legends.    (a) Each certificate evidencing the Covered Securities shall be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legends required by agreement or by applicable state securities Laws):

  (i)
  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES GENERALLY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

  (ii)
  THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS UNDER THE TERMS OF THE STOCKHOLDERS' AGREEMENT DATED                        , 2005, AS AMENDED FROM TIME TO TIME, BETWEEN THE ISSUER AND THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF THAT AGREEMENT.

        (b)   Each certificate evidencing any shares of Common Stock or other securities of the Company acquired by any member of the Yellowstone Group other than the Covered Securities shall be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legends required by agreement or by applicable state securities Laws):

    THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS UNDER THE TERMS OF THE STOCKHOLDERS' AGREEMENT DATED                        , 2005, AS AMENDED FROM TIME TO TIME, BETWEEN THE ISSUER AND THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF THAT AGREEMENT.

        (c)   Each member of the Yellowstone Group consents to the Company making a notation on its records and giving instructions to any transfer agent of its capital stock in order to implement the restrictions on transfer established in this Agreement.

        (d)   The Company shall, at the request of a holder of Purchased Securities, remove from each certificate evidencing Purchased Securities transferred in compliance with the terms of Section 5.01 and with respect to which no rights or obligations under this Agreement shall transfer, the legend described in Sections 5.03(a)(ii) and (b), and shall remove from each certificate evidencing such Purchased Securities the legend described in Section 5.03(a)(i) if, at the request of the Company, such requesting holder provides, at its expense, an opinion of counsel satisfactory to the Company that the securities evidenced thereby may be transferred without the imposition of such legend.

        SECTION 5.04    Sales of Significant Interests.    Each member of the Yellowstone Group may Sell Covered Securities to a person that would, following the consummation of such Sale, beneficially own more than 20% of the Common Stock; provided, however, that, in the event that such Sale is not otherwise permitted to be made pursuant to Section 5.01 above, such member of the Yellowstone Group conditions such Sale by them to such person upon such person contemporaneously therewith acquiring, or offering to acquire, on the same price and other financial terms and conditions as are applicable to such member of the Yellowstone Group in such Sale, a number of shares of Common Stock owned by stockholders of the Company other than the Yellowstone Group equal to the product of (A) the aggregate number of shares of Common Stock owned by stockholders of the Company other than the Yellowstone Group, multiplied by (B) a fraction, the numerator of which is the number of shares of Common Stock (including Common Stock issuable upon the exercise of warrants) proposed to be Sold by such member of the Yellowstone Group to such person, and the denominator of which is the aggregate number of shares of Common Stock (including shares of Common Stock issuable upon the exercise of warrants) owned by such member of the Yellowstone Group on a Fully Diluted Basis on the date of such Sale. In order for the conditions in the preceding proviso to be satisfied, (A) such person shall make such offer in compliance with applicable Law, including, if applicable, Section 14(d)(1) of the Exchange Act and Regulation 14D promulgated thereunder and (B) if as a result of such Sale, such person would, following such Sale, beneficially own shares of Common Stock representing in the aggregate more than 20% of the Common Stock but less than 90% of the shares of Common Stock then outstanding, such person must, in connection with the closing of such transaction, agree to be bound by the obligations of the Yellowstone Group under this Agreement. The provisions of this Section 5.04 shall only apply for as long as the Yellowstone Group beneficially owns at least 25% of the shares of Common Stock.

ARTICLE 6
CORPORATE OPPORTUNITIES AND RELATED MATTERS

        SECTION 6.01    Similar Activities or Lines of Business.

        (a)   The Company may from time to time enter into and perform, one or more agreements (or modifications or supplements to pre-existing agreements) with a member of the Yellowstone Group pursuant to which the Company, on the one hand, and such member, on the other hand, agree to engage in transactions of any kind or nature with each other and/or agree to compete, or to refrain from competing or to limit or restrict their competition, with each other, including to allocate and to cause their respective Representatives (including any who are directors, officers or employees of both) to allocate opportunities between or to refer opportunities to each other. Subject to this Section 6.01, no such agreement, or the performance thereof by the Company or the members of the Yellowstone Group, shall, to the fullest extent permitted by Law, be considered contrary to (i) any fiduciary duty that a member of the Yellowstone Group may owe to the Company or to any stockholder of the Company by reason of the Yellowstone Group being a controlling or significant stockholder of the Company or participating in the control of the Company or (ii) any fiduciary duty of any director or officer of the Company who is also a director, officer, member or employee of a member of the Yellowstone Group to the Company or to any stockholder thereof. Subject to this Section 6.01, to the fullest extent permitted by Law, a member of the Yellowstone Group, as a stockholder of the Company, or as a participant in control of the Company, shall not have or be under any fiduciary duty to refrain from entering into any agreement or participating in any transaction referred to above and no director, officer or employee of the Company who is also a director, officer or employee of a member of the Yellowstone Group shall have or be under any fiduciary duty to the Company, to refrain from acting on behalf of the Company or of a member of the Yellowstone Group in respect of any such agreement or transaction or performing any such agreement in accordance with its terms.

        (b)   Except as otherwise agreed in writing between the Company and the Yellowstone Group or as provided in paragraph (d) below, each member of the Yellowstone Group shall to the fullest extent permitted by Law have no duty to refrain from serving as an officer or director of, or investing in, any person which is (i) engaged in the same or similar business as the Company or (ii) doing business with any client, customer or vendor of the Company and such member of the Yellowstone Group shall not, to the fullest extent permitted by Law, be deemed to have breached its or his fiduciary duties, if any, to the Company solely by reason of engaging in any such activity. Except as otherwise agreed in writing between the Company and the Yellowstone Group or as provided in paragraph (d) below, in the event that any member of the Yellowstone Group acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both a member of the Yellowstone Group and the Company, such member of the Yellowstone Group shall to the fullest extent permitted by Law have no duty to communicate or offer such corporate opportunity to the Company and shall not, to the fullest extent permitted by Law, be liable to the Company or its stockholders for breach of any fiduciary duty as a stockholder of the Company by reason of the fact that such member of the Yellowstone Group acquires or seeks such corporate opportunity for itself, directs such corporate opportunity to another person or entity, or otherwise does not communicate information regarding such corporate opportunity to the Company, and the Company to the fullest extent permitted by Law shall renounce any interest or expectancy in such business opportunity and shall waive any claim that such business opportunity constituted a claim that should have been presented to the Company.

        (c)   Except as otherwise agreed in writing between the Company and the Yellowstone Group or as provided in paragraph (d) below, in the event that a director or officer of the Company who is also an officer, director, member or employee of a member of the Yellowstone Group acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Company and a member of the Yellowstone Group, such director or officer shall to the fullest extent permitted by Law have fully satisfied and fulfilled his or her fiduciary duty with respect to such corporate opportunity, and the Company to the fullest extent permitted by Law shall renounce any interest or expectancy in such business opportunity and shall waive any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Company or any of its affiliates, if such director or officer acts in a manner consistent with the following policy: (i) a corporate opportunity offered to any person who is an officer of the Company and who is also a director but not an officer of a member of the Yellowstone Group shall belong to the Company, unless such opportunity is expressly offered to such person solely in his or her capacity as a director of a member of the Yellowstone Group, in which case such opportunity shall belong to such member of the Yellowstone Group; (ii) a corporate opportunity offered to any person who is a director but not an officer of the Company and who is also a director or officer of a member of the Yellowstone Group shall belong to the Company only if such opportunity is expressly offered to such person solely in his or her capacity as a director of the Company and otherwise shall belong to such member of the Yellowstone Group; and (iii) a corporate opportunity offered to any person who is an officer of both the Company and Yellowstone Group shall belong to the Company unless such opportunity is expressly offered to such person solely in his or her capacity as an officer of a member of the Yellowstone Group, in which case such opportunity shall belong to such member of the Yellowstone Group.

        (d)   No member of the Yellowstone Group nor any of their respective affiliates (other than the Company or their respective subsidiaries) shall, directly or indirectly, enter into, or agree or commit to enter into, any material investment, in or otherwise exploit any business opportunity primarily related to, any Restricted Person (other than an investment in the shares of any public company representing less than 20% of such company's fully diluted common equity) except with the approval of a majority of the Independent Directors then in office.

        (e)   As used in this Section 6.01, the term "Company" includes all of its subsidiaries, and the term "Yellowstone Group" includes all of its affiliates (other than the Company).

ARTICLE 7
REPRESENTATIONS AND WARRANTIES

        SECTION 7.01    Representations of the Company.    The Company hereby represents and warrants to the Yellowstone Group that:

          (a)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company's power and authority and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

          (b)   The execution, delivery and performance by the Company of this Agreement requires no action by or in respect of, or filing with, any governmental body, agency, official or authority, other than (i) compliance with any applicable requirements of the federal securities Laws; and (ii) compliance with any applicable foreign or state securities or blue sky Laws.

          (c)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (i) contravene or conflict with the Certificate of Incorporation or the By-Laws, and (ii) assuming compliance with the matters referred to in Section 7.01(b), contravene or conflict with or constitute a violation of, provision of any Law applicable to the Company.

        SECTION 7.02    Representations of the Members of the Yellowstone Group.    Each member of the Yellowstone Group hereby represents, jointly and severally, that:

          (a)   The execution, delivery and performance by such member of the Yellowstone Group of this Agreement and the consummation by such member of the Yellowstone Group of the transactions contemplated hereby are within each such member's power and authority and have been duly authorized by all requisite action on the part of such member. This Agreement constitutes a valid and binding agreement of each member of the Yellowstone Group, enforceable against such member of the Yellowstone Group in accordance with its terms.

          (b)   The execution, delivery and performance by such member of the Yellowstone Group of this Agreement require no action by or in respect of, or filing with, any governmental body, agency, official or authority, other than (i) compliance with any applicable requirements of the federal securities Laws; and (ii) compliance with any applicable foreign or state securities or blue sky Laws.

          (c)   The execution, delivery and performance by such member of the Yellowstone Group of this Agreement and the consummation by such member of the Yellowstone Group of the transactions contemplated hereby do not and will not (i) contravene or conflict with the organizational documents of such member, and (ii) assuming compliance with the matters referred to in Section 7.02(b), contravene or conflict with or constitute a violation of, provision of any Law.

ARTICLE 8
CONFIDENTIALITY

        SECTION 8.01    Confidentiality.    (a) Unless otherwise agreed to in writing by the Company, each member of the Yellowstone Group, on behalf of itself and its Representatives, agrees (i) except as required by Law, to keep confidential and not to disclose or reveal any Confidential Information (as defined below) to any person (other than such member's Representatives), (ii) not to use Confidential Information for any purpose other than in connection with its ownership of Company securities and not in any way detrimental to the Company or its stockholders and (iii) except as required by Law, not to disclose to any person (other than such member's Representatives) any Confidential Information. In the event that any member of the Yellowstone Group or its Representatives are requested pursuant to, or required by, Law to disclose any Confidential Information, such member of the Yellowstone Group agrees that it will provide the Company with prompt notice of such request or requirement in order to enable the Company to seek an appropriate protective order or other remedy (and if the Company seeks such an order, such person will provide such cooperation as the Company shall reasonably request) or to consult with such member with respect to the Company taking steps to resist or narrow the scope of such request or legal process.

        (b)   "Confidential Information" means all information about the Company furnished by the Company, whether furnished before or after the date hereof, whether oral or written, and regardless of the manner or form in which it is furnished, including, without limitation, all notes, analyses, compilations, studies, forecasts, interpretations or other documents prepared by any member of the Yellowstone Group or its Representatives which contain, reflect or are based upon, in whole or in part, the information furnished to any member of the Yellowstone Group or its Representatives. Confidential Information does not include, however, information which (i) is or becomes generally available to the public other than as a result of a disclosure by any member of the Yellowstone Group or its Representatives in violation of this Agreement, the Confidentiality Agreement or other obligation of confidentiality, (ii) was available to any member of the Yellowstone Group on a non-confidential basis prior to its disclosure by the Company to such member, or (iii) becomes available to any member of the Yellowstone Group on a non-confidential basis from a person (other than the Company) who is not prohibited from disclosing such information to any member of the Yellowstone Group by a legal, contractual or fiduciary obligation to the Company.

        (c)   Notwithstanding anything to the contrary contained in this Agreement, any Investor Designated Director shall be permitted to provide to members of the Yellowstone Group and their Representatives information concerning the Company that such individuals receive in their capacity as directors; provided, however, that with respect to any such information provided, the Yellowstone Group and its Representatives shall be bound by the same restrictions on disclosure and use of confidential information as apply to such Investor Designated Directors in their capacity as directors, in addition to any applicable restrictions under this Article VIII.

        (d)   As used in this Article VIII, the term "Company" includes the Company and all of its subsidiaries, and the term "Yellowstone Group" includes the members of the Yellowstone Group and all of their respective affiliates (other than the Company).

        SECTION 8.02    Furnishing of Information.    The Company shall furnish or make available to each member of the Yellowstone Group and its Representatives any documents filed by the Company pursuant to each of Sections 13, 14 and 15(d) of the Exchange Act and all annual, quarterly or other reports furnished to the Company's public security holders and all such other information concerning the Company and its subsidiaries as such member of the Yellowstone Group may reasonably request. The Company shall provide each member of the Yellowstone Group and its Representatives with reasonable access to the books and records of the Company and its subsidiaries during normal business hours upon reasonable notice, including without limitation, financial data (including projections) and operating data covering each of such entities, their businesses, operations and financial performance.

ARTICLE 9
MISCELLANEOUS

        SECTION 9.01    Termination.    This Agreement shall terminate upon the earliest to occur of:

            (i)  written agreement to that effect, signed by all parties hereto or all parties then possessing any rights hereunder;

           (ii)  the Yellowstone Group ceasing to beneficially own at least 10% of the Common Stock on a Fully Diluted Basis; provided that prior to such termination the Investor Designated Directors shall have resigned if required to do so under Section 2.01(b) of this Agreement;

          (iii)  the Yellowstone Group becoming the beneficial owner of 90% or more of the Common Stock on a Fully Diluted Basis; and

          (iv)  on the date that is the fifth anniversary of the date of this Agreement;.

provided that no termination of this Agreement pursuant to this Section 9.01 shall affect the right of any party to recover damages for any breach of the representations, warranties or covenants herein that occurred prior to such termination; and, provided, further, that the provisions of Article VIII shall continue in effect for a period of 18 months following any such termination.

        SECTION 9.02    Notices.    All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by recognized overnight courier service to the respective parties at the following addresses (or at such other address for a party as shall be specified by notice given in accordance with this Section 9.02):

          (a)   if to the Company:

      Pathmark Stores, Inc.
      200 Milik Street
      Carteret, New Jersey 07008
      Attention: Marc A. Strassler

      with a copy to:

      Shearman & Sterling LLP
      599 Lexington Avenue
      New York, New York 10022
      Telecopy No.: (212) 848-7179
      Attention: W. Jeffrey Lawrence

          (b)   if to any member of the Yellowstone Group:

      9130 W. Sunset Boulevard
      Los Angeles, California 90069
      Attention: Robert P. Bermingham

      with a copy to:

      Latham & Watkins LLP
      633 West Fifth Street, Suite 4000
      Los Angeles, CA 90071-2007
      Telecopy No.: (213) 891-8763
      Attention: Thomas C. Sadler

        SECTION 9.03    No Third Party Beneficiaries.    This Agreement shall be binding upon and inure solely to the benefit of each party hereto and, to the extent permitted by this Agreement, their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        SECTION 9.04    Expenses.    Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

        SECTION 9.05    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York, except as to matters governed by the internal corporation Laws of the State of Delaware. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court, in each case sitting in the Borough of Manhattan. The parties hereto hereby (a) submit to the exclusive jurisdiction of any New York state or federal court, in each case sitting in the Borough of Manhattan, for the purpose of any action or proceeding arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

        SECTION 9.06    Waiver of Jury Trial.    Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 9.06.

        SECTION 9.07    Specific Performance.    The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or in equity.

        SECTION 9.08    Counterparts.    This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

        SECTION 9.09    Entire Agreement.    This Agreement and the Related Agreements constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, (including, without limitation the Confidentiality Agreement and that certain Exclusivity Agreement dated as of March 9, 2005), among the parties, or any of them, with respect to the subject matter hereof and thereof.

        SECTION 9.10    Assignment.    This Agreement shall not be assigned by operation of Law or otherwise without the express written consent of the parties hereto (which consent may be granted or withheld in the sole discretion of any party) and any such assignment or attempted assignment without such consent shall be void.

        SECTION 9.11    Amendment.    This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the Company and each member of the Yellowstone Group or (b) by a waiver in accordance with Section 9.12.

        SECTION 9.12    Waiver.    Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party or (c) waive compliance with any of the agreements of the other party or conditions to such party's obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

        SECTION 9.13    Severability.    If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

        SECTION 9.14    No Partnership.    No partnership, joint venture or joint undertaking is intended to be, or is, formed among the parties hereto or any of them by reason of this Agreement or the transactions contemplated herein.

        SECTION 9.15    Public Announcements.    Except as required by Law, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or otherwise communicate with any news media without the prior written consent of the other parties, and the parties shall cooperate as to the timing and contents of any such press release or public announcement.

        SECTION 9.16    Cumulative Remedies.    The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by Law or otherwise.

        SECTION 9.17    Interpretation; Headings.    Throughout this Agreement, nouns, pronouns and verbs shall be construed as masculine, feminine, neuter, singular or plural, whichever shall be applicable. Unless otherwise specified, all references herein to "Articles", "Sections" and paragraphs shall refer to corresponding provisions of this Agreement. The descriptive headings and subheadings in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement or any provision hereto.

        SECTION 9.18    Construction.    Each party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Agreement and that no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any controversy, claim or dispute relating to, in connection with or involving this Agreement. Accordingly, the parties hereto hereby waive the benefit of any rule of Law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the party who drafted such language.

        SECTION 9.19    Director Duties.    Notwithstanding anything to the contrary in this Agreement, no provision hereof shall prevent, restrict, Encumber or in any way limit the exercise of the fiduciary rights and obligations of any Investor Designated Director as a director, or his or her ability to vote on matters, influence management or the other directors or otherwise to discharge their fiduciary or other duties as directors. The Company shall not approve or recommend to its stockholders any transaction or resolution, or approve, recommend or take any other action (other than those expressly contemplated by this Agreement) that would restrict the right of any Investor Designated Director to vote on any matter as such director believes appropriate in light of his or her duties as a director or the manner in which an Investor Designated Director may participate in his or her capacity as a director in deliberations or discussions at meetings of the Board or any committee thereof.

        SECTION 9.20    Investors Rights.    For purposes of this Agreement, all actions which the Investors or members of the Yellowstone Group are permitted to take shall be effected by the Investors or such members, as the case may be, holding a majority of the Purchased Securities then held by all the Investors or such members, as the case may be. In addition, the rights of the Investors under this Agreement shall be allocated among them in such manner as they shall agree from time to time. Notwithstanding the foregoing, the parties hereto acknowledge and agree that, for so long as the Yellowstone Group has the right to nominate two or more Investor Designated Directors, Yucaipa American Alliance Fund I, L.P. and Yucaipa American Alliance (Parallel) Fund I, L.P. shall each be entitled to designate one of such Investor Designated Directors and to fill any vacancies created if such director designated by it ceases to serve for any reason, and any additional Investor Designated Directors shall be designated by the members of the Yellowstone Group holding a majority of the Purchased Securities then held by all of such members.

(signature page follows)

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

COMPANY:
PATHMARK STORES, INC., a Delaware corporation
By:

Name:
Title:

INVESTORS:
YUCAIPA CORPORATE INITIATIVES FUND I, L.P., a Delaware limited partnership
By:	Yucaipa Corporate Initiatives Fund I, LLC
Its:	General Partner
By:

YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND I, L.P., a Delaware limited partnership
By:	Yucaipa American Alliance Fund I, LLC
Its:	General Partner
By:

YUCAIPA AMERICAN ALLIANCE FUND I, L.P., a Delaware limited partnership
By:	Yucaipa American Alliance Fund I, LLC
Its:	General Partner
By:

ANNEX D

MANAGEMENT SERVICES AGREEMENT

Dated as of March 23, 2005

between

Pathmark Stores, Inc.

and

The Yucaipa Companies LLC

MANAGEMENT SERVICES AGREEMENT

        THIS MANAGEMENT SERVICES AGREEMENT (this "Agreement") by and between The Yucaipa Companies LLC, a Delaware limited liability company ("Yucaipa"), and Pathmark Stores, Inc., a Delaware corporation (the "Company"), is made and entered into as of March 23, 2005 and effective as of the closing of the Purchase Agreement (as defined below).

RECITALS

        A.    The Company is in the business of operating supermarkets in Delaware, New Jersey, New York and Pennsylvania;

        B.    The Company and certain affiliates of Yucaipa have entered into a Securities Purchase Agreement of even date herewith (the "Purchase Agreement") providing for the purchase by affiliates of Yucaipa of investment units consisting of shares of common stock and warrants for the purchase of shares of common stock of the Company (the "Investment");

        C.    Yucaipa is experienced in the management of supermarket companies and has the ability to provide certain general business and financial advice and management services to the Company in connection with the operation of its business following the consummation of the Investment and the Company wishes to obtain the benefits of such advice and services.

AGREEMENT

        NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

Section 1.    Management Services.

        Subject to the provisions of this Agreement, and subject to the supervision of the Board of Directors of the Company (the "Board of Directors"), Yucaipa, through its members, employees or other designated representatives or agents ("Representatives"), shall provide the Company with general business and management consultation and advice regarding strategic planning and development, budgeting, capital expenditure strategy, store development plans, labor strategy, financing plans, general business and economic matters and such other similar management services as may be requested by the Board of Directors or the Company's Chief Executive Officer from time to time. As used herein, the Company refers to the Company and its subsidiaries, as the context requires.

Section 2.    Management Fees; Unallocated Expense Reimbursement.

        Commencing on the date of the Closing, the Company shall pay to Yucaipa an aggregate annual fee, in consideration of the services rendered by Yucaipa pursuant to Section 1 above, equal to $3,000,000 (the "Annual Fee"), which fee shall be comprised of a management fee equal to $1,500,000 and an unallocated expense reimbursement of $1,500,000 (the "Expense Reimbursement"), which Expense Reimbursement shall be in addition to the monthly expense reimbursement payable to Yucaipa pursuant to Section 3 of this Agreement. One-twelfth (1/12th) of the Annual Fee shall be payable in advance on the first day of each calendar month; provided that a prorated portion of such fee will be payable in advance on the Closing of the Purchase Agreement for the partial month beginning on the Closing and ending on the last day of the then-current month.

Section 3.    Reimbursement of Expenses.

        The Company shall reimburse Yucaipa for all of its reasonable documented out-of-pocket costs and expenses incurred in connection with the performance of its obligations under this Agreement; provided, that expenses incurred by Yucaipa for airplane travel shall be reimbursed at rates no greater than standard "business class" fares; provided, further, that the Company shall not be obligated to reimburse more than $500,000 of such expenses annually. Yucaipa shall bill the Company for the amount of all such costs and expenses monthly.

Section 4.    Closing Fee; Transaction Expenses.

        As an added inducement to Yucaipa to enter into this Agreement, at the Closing, the Company shall (i) pay to Yucaipa a closing fee equal to $3,000,000 and (ii) reimburse Yucaipa for up to $3,200,000 of reasonable, documented out-of-pocket costs, expenses and fees incurred or paid in connection with the negotiation of the Purchase Agreement and the Ancillary Agreements and the effectuation of the Transactions.

Section 5.    Additional Services.

        The Company may, but shall not be obligated to, retain or employ Yucaipa as a consultant in connection with any acquisition or disposition transaction by the Company and in connection with debt or equity financings or equipment lease arrangements or any other services not contemplated by the Section 1 above. The Company shall pay to Yucaipa a cash fee for providing any consulting services in connection with acquisition or disposition transactions or debt or equity financings or other services referenced above, equal to 1% of the transaction value or amount of such financing, as the case may be, calculated as agreed upon by the parties.

Section 6.    Term of Agreement.

        The initial term of this Agreement shall commence on the Closing and continue for a period of five (5) years, and shall thereafter be renewed annually for successive one (1) year terms (each, a "Renewal Term") unless the Company provides written notice of non-renewal to Yucaipa at least ninety (90) days prior to the expiration of the initial term or any Renewal Term, as applicable.

Section 7.    Termination.

        7.1   Termination by the Company.    The Company may elect to terminate this Agreement:

          (a)   at any time following a determination of the Board of Directors of the Company to effect such a termination by giving Yucaipa at least ninety (90) days' written notice of such termination;

          (b)   if Yucaipa shall fail to reasonably perform any material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by it (other than any failure or alleged failure occasioned by or resulting from force majeure, directly or indirectly) and such failure shall continue for a period of sixty (60) days after written notice thereof from the Company, which notice shall describe the alleged failure with particularity; or

          (c)   at any time if, in connection with the performance of its duties hereunder, Yucaipa or any of its Representatives commits any act of fraud, dishonesty or gross negligence which is materially detrimental to the business or reputation of the Company as reasonably determined by the Board of Directors.

        7.2   Termination by Yucaipa.    Yucaipa may elect to terminate this Agreement:

          (a)   if the Company shall fail to reasonably perform any material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by it (other than any failure or alleged failure occasioned by or resulting from force majeure, directly or indirectly) and such failure shall continue for a period of sixty (60) days after written notice thereof from Yucaipa, which notice shall describe the alleged failure with particularity;

          (b)   if the Company shall fail to make any payment due to Yucaipa hereunder, if such payment is not made in full within thirty (30) days after written notice of such failure; or

          (c)   at any time upon giving the Company at least ninety (90) days' written notice of such termination.

        7.3   Termination for Change of Control.    This Agreement may be terminated, at the election of either Yucaipa or the Company, if during the term hereof there shall have been a change in control of the Company, which for purposes of this Agreement shall be deemed to have occurred upon any of the following events: (a) the acquisition after the Closing, in one or more transactions, of "beneficial ownership" (within the meaning of Rule 13d-3(a)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by any person (other than Yucaipa or any of its members or affiliates) or any group of persons (excluding any group which includes Yucaipa or any of its members or affiliates) who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act) of any securities of the Company such that, as a result of such acquisition, such person or group beneficially owns (within the meaning of Rule 13d-3(a)(1) under the Exchange Act) 51% or more of the Company's then outstanding voting securities entitled to vote for a majority of the Board of Directors; or (b) the sale of all or substantially all of the assets or capital stock of the Company (including, without limitation, by way of merger, consolidation, lease or any other transfer) in a transaction or series of related transactions (excluding any sale to Yucaipa or any of its members or affiliates). For purposes of this Section, "affiliate" shall mean any person controlled by, or under common control with, the specified person.

        7.4   Payments upon Termination.

        (a)   In the event of any termination pursuant to Section 7.1(a), Section 7.2(a), Section 7.2(b) or Section 7.3, the Company shall pay, or cause to be paid, to Yucaipa a cash termination payment of $10,000,000 (the "Termination Fee"); provided, however, that if such termination shall occur during any Renewal Term, in lieu of the Termination Fee, the Company shall pay, or cause to be paid, to Yucaipa a cash payment equal to that portion of the Annual Fee that would have been paid to Yucaipa under Section 2 hereof during the remaining portion of such Renewal Term.

        (b)   The amounts, if any, which shall be due Yucaipa pursuant to Section 7.4(a) in the event of any such termination shall be due and payable to Yucaipa, in full, as of the date of such termination. The parties intend that, should the foregoing payments be determined to constitute liquidated damages, such payments shall in all events be deemed reasonable.

        7.5   Effect of Termination.    Upon any such termination of this Agreement the obligations of the parties hereunder shall also terminate, except (i) the Company shall continue to be obligated to Yucaipa for any payments to be received pursuant to Section 7.4(a), and for any unpaid costs, fees or expenses incurred prior to any such termination, (ii) the Company's obligations under Section 8 hereof shall survive any such termination; and (iii) the provisions of Section 9 shall survive any such termination.

Section 8.    Indemnification.

        (a)   The Company (the "Indemnifying Party") agrees to indemnify and hold harmless Yucaipa and each of its affiliates, members, officers, agents and the employees of each of them (each an Indemnified Party" and collectively, the "Indemnified Parties"), from and against all losses, claims, damages, liabilities or obligations of any kind or nature (whether accrued or fixed, absolute or contingent, "Losses") resulting from any existing or threatened claim, lawsuit or other proceeding by any person to which any Indemnified Party may become subject which arises out of the performance of the services to be provided hereunder, and will reimburse any Indemnified Party for all reasonable out-of-pocket costs and expenses (including reasonable counsel fees and disbursements) incurred by such Indemnified Party in connection with investigating or defending any such claim. Each Indemnifying Party further agrees that the indemnification and reimbursement commitments herein shall apply whether or not such Indemnified Party is a formal party to any such lawsuit, claim or other proceeding. The foregoing provision is expressly intended to cover reimbursement of reasonable legal and other expenses incurred in a deposition or other discovery proceeding.

        Notwithstanding the foregoing, the Indemnifying Party shall not be liable to any Indemnified Party (a) in respect of any Losses to an Indemnified Party to the extent the same is determined, in a final judgment by a court having jurisdiction, to have resulted from the gross negligence or willful misconduct of such Indemnified Party or any material breach by such Indemnified Party of its obligations under this Agreement or (b) for any settlement effected by such Indemnified Party without the written consent of such Indemnifying Party, which consent shall not be unreasonably withheld.

        In the event of the assertion against any Indemnified Party of any such claim or the commencement of any such action or proceeding, each Indemnifying Party shall be entitled to participate in such action or proceeding and in the investigation of such claim and, after written notice from such Indemnifying Party to such Indemnified Party, to assume the investigation or defense of such claim, action or proceeding with counsel of the Indemnifying Party's choice at the Indemnifying Party's expense; provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Party. Notwithstanding anything to the contrary contained herein, the Indemnifying Party may retain one firm of counsel to represent all Indemnified Parties in such claim, action or proceeding; provided that the Indemnified Party shall have the right to employ a single firm of separate counsel (and any necessary local counsel) and to participate in the defense or investigation of such claim, action or proceeding, and the Indemnifying Party shall bear the expense of such separate counsel (and local counsel, if applicable), if (i) in the written opinion of counsel to the Indemnified Party use of counsel of the Indemnifying Party's choice could reasonably be expected to give rise to a conflict of interest, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the assertion of any such claim or institution of any such action or proceeding or (iii) the Indemnifying Party shall authorize the Indemnified Party to employ separate counsel at the Indemnifying Party's expense.

        (b)   If for any reason (other than the gross negligence or willful misconduct of an Indemnified Party referred to above) the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold it harmless as and to the extent contemplated by the preceding paragraph (a), then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party and its affiliates, on the one hand, and the Indemnified Party, as the case may be, on the other hand, as well as any other relevant equitable considerations.

Section 9.    Notices.

        All notices, demands, requests, consents or approvals required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served and mailed, registered or certified, return receipt requested, postage prepaid (or by a substantially similar method), or delivered by a reputable overnight courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or such other address as such party shall have specified most recently by written notice. Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given or delivered on the third business day following the date mailed or on the next business day following the delivery of such notice to a reputable overnight courier service.

If to Yucaipa:	The Yucaipa Companies LLC 9130 W. Sunset Boulevard Los Angeles, California 90069 Attention: Robert P. Bermingham
If to the Company:	Pathmark Stores, Inc. 200 Milik Street Carteret, New Jersey 07008 Attention: Chairman of the Board

        with a copy to the General Counsel of the Company at the same address.

Section 10.    Miscellaneous.

        10.1   Entire Agreement; Amendments.    This Agreement contains all of the terms and conditions agreed upon by the parties hereto in connection with the subject matter hereof. This Agreement may not be amended, modified or changed except by written instrument signed by all of the parties hereto.

        10.2   Assignment; Successors.    This Agreement shall not be assigned and is not assignable by any party without the prior written consent of each of the other parties hereto; provided, however, that Yucaipa may assign, without the prior consent of the Company, its rights and obligations under this Agreement to any partnership or limited liability company controlled by, or under common control with, Yucaipa, except that no such assignment shall relieve Yucaipa of any of its obligations hereunder, and provided further, that Yucaipa may assign the right to receive any payment hereunder (but not its duties and obligations hereunder) to any other person or entity. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

        10.3   Governing Law.    This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the choice of law principles thereof.

        10.4   Attorneys' Fees.    If any legal action is brought concerning any matter relating to this Agreement, or by reason of any breach of any covenant, condition or agreement referred to herein, the prevailing party shall be entitled to have and recover from the other party to the action all costs and expenses of suit, including attorneys' fees.

        10.5   Relationship.    Nothing in this Agreement shall constitute or be construed to be a partnership or joint venture between the Company and Yucaipa. To the extent appropriate to the duties and obligations hereunder, Yucaipa shall be an independent contractor and none of its employees shall be deemed employees of the Company by reason of this Agreement or the performance of its duties hereunder. This Agreement is for the benefit of the Company and Yucaipa and shall not create third party beneficiary rights.

        10.6   Construction and Interpretation.    This Agreement shall not be construed for or against either party by reason of the authorship or alleged authorship of any provision hereof or by reason of the status of the respective parties. This Agreement shall be construed reasonably to carry out its intent without presumption against or in favor of either party. The natural persons executing this Agreement on behalf of each party have the full right, power and authority to do and affirm the foregoing warranty on behalf of each party and on their own behalf. The captions on sections are provided for purposes of convenience and are not intended to limit, define the scope of or aid in interpretation of any of the provisions hereof. References to a party or parties shall refer to the Company or Yucaipa, or both, as the context may require. All pronouns and singular or plural references as used herein shall be deemed to have interchangeably (where the sense of the sentence requires) a masculine, feminine or neuter, and/or singular or plural meaning, as the case may be.

        10.7   Severability.    If any term, provision or condition of this Agreement is determined by a court or other judicial or administrative tribunal to be illegal, void or otherwise ineffective or not in accordance with public policy, the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect and shall be construed in such manner so as to preserve the validity hereof and the substance of the transactions herein contemplated to the extent possible.

        10.8   Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

        10.9   Effectiveness.    This Agreement shall not be effective, and the rights and obligations of the respective parties hereto shall not commence, until the Closing, and in the event that, for any reason, the Closing shall not occur or the Purchase Agreement shall be terminated, this Agreement shall immediately thereupon be null, void and of no force and effect.

        10.10  Certain Definitions.    Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to them in the Purchase Agreement.

(signature page follows)

        IN WITNESS WHEREOF, the parties hereto have caused this Management Services Agreement to be duly executed as of the date first above written.

THE YUCAIPA COMPANIES LLC, a Delaware limited liability company
By:	/s/ ROBERT P. BERMINGHAM
	Name:	Robert P. Bermingham
	Title:	Vice President

PATHMARK STORES, INC., a Delaware corporation
By:	/s/ FRANK VITRANO
	Name:	Frank Vitrano
	Title:	President and Chief Financial Officer

ANNEX E

REGISTRATION RIGHTS AGREEMENT

Dated as of            , 2005

among

Pathmark Stores, Inc.

and

The Holders of Registrable Securities

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of                        , 2005 by and among Pathmark Stores, Inc., a Delaware corporation (the "Company"), and each of the holders of Registrable Securities (as hereinafter defined) executing this Agreement (each a "Holder" and collectively, the "Holders").

RECITALS

        WHEREAS, this Agreement is made pursuant to that certain Securities Purchase Agreement dated as of March 23, 2005 (the "Purchase Agreement") by and between the Company and the Holders, under which the execution and delivery of this Agreement is a condition to the closing of the transactions contemplated thereby.

AGREEMENT

        NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto agree as follows:

        Section 1.1    DEFINITIONS.    Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Purchase Agreement. In addition, the following capitalized terms shall have the meanings ascribed to them below:

          "Affiliate," as applied to any specified Person, shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, in the case of a Person who is an individual, shall include (i) members of such specified Person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act) and (ii) trusts, the trustee and all beneficiaries of which are such specified Person or members of such Person's immediate family as determined in accordance with the foregoing clause (i). For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Business Day" means any day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York or Los Angeles, California are not required to be open.

          "Closing Date" means the date on which Company Common Stock and Warrants are first issued under the Purchase Agreement.

          "Company Common Stock" means the common stock, par value $.01 per share, of the Company.

          "Deferral Period" is defined in Section 2.1.

          "Demand Notice" is defined in Section 2.1.

          "Demand Registration" is defined in Section 2.1.

          "Demanding Holder" means any Holder initiating a registration request in compliance with Section 2.1(a); provided that any action required or permitted to be taken under this Agreement by any Demanding Holders shall be taken by action of the holders of a majority of the Registrable Securities held by such Demanding Holders.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Holders" means the holders of Company Common Stock and of the Warrants who have executed this Agreement, and the permitted transferees of each of them.

          "Person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "Piggyback Registration" is defined in Section 2.2.

          "Piggyback Holder" is defined in Section 2.2.

          "Prospectus" means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

          "Public Distribution" shall mean any bona fide underwritten public distribution of Stock pursuant to an effective registration statement under the Securities Act or any other applicable law, or any bona fide public sale in an open market transaction under Rule 144 of the Securities Act (or any successor rule) if such sale is in compliance with the requirements of paragraphs (c), (d), (e), (f) and (g) of such Rule (notwithstanding the provisions of paragraph (k) of such Rule).

          "Public Offering" shall mean any bona fide underwritten public distribution of Stock pursuant to an effective registration statement under the Securities Act or any other applicable law.

          "Registrable Securities" means each share of Stock held by the Holders, or acquired by the Holders after the date hereof, until (i) it has been effectively registered under the Securities Act and disposed of by such Holders pursuant to an effective registration statement, or (ii) it is sold by such Holders pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act. "Registrable Securities" shall include all shares of Company Common Stock issued or issuable upon exercise of the Warrants.

          "Registration Statement" means any registration statement of the Company relating to a Demand Registration pursuant to Section 2.1, a Piggyback Registration pursuant to Section 2.2, or a Shelf Registration pursuant to Section 2.3, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Selling Holder" means a Holder who sells or proposes to sell Registrable Securities pursuant to a Registration Statement under the Securities Act.

          "Shelf Registration" or "Shelf Registration Statement" is defined in Section 2.3.

          "Stock" means the following securities (i) the Company Common Stock or (ii) any security or other instrument (a) received as a dividend on, or other payment made to the holders of, the Company Common Stock (or any other security or instrument referred to in this definition) or (b) issued in connection with a split of the Company Common Stock (or any other security or instrument referred to in this definition) or as a result of any exchange or reclassification of the Company Common Stock (or any other security or instrument referred to in this definition), reorganization, consolidation, merger or recapitalization.

          "Underwritten Registration" or "Underwritten Offering" means a registration in which Stock of the Company is sold to an underwriter for re-offering to the public.

          "Warrants" means the Warrants issued pursuant to the Purchase Agreement.

ARTICLE II

REGISTRATION RIGHTS

        SECTION 2.1    DEMAND REGISTRATIONS.

        (a)   Request for Registration.    At any time and from time to time on or after the 180th day following the Closing Date the holders of at least 40% of the Registrable Securities held by the Holders may make three written requests of the Company for registration with the SEC, under and in accordance with the provisions of the Securities Act, of all or part (but not less than one million (1,000,000) shares of Registrable Securities) of their Registrable Securities (a "Demand Registration") by giving written notice to the Company of such demand (a "Demand Notice"), provided that the Company shall be required to effect only one Demand Registration during any six-month period. Each such Demand Notice will specify the number of Registrable Securities proposed to be sold pursuant to such Demand Registration and will also specify the intended method of disposition thereof.

        The Company shall give written notice, of any Demand Notice by any Holder, which request complies with this Section 2.1(a), within 5 days after the receipt thereof, to each Holder who did not initially join in such request. Within 10 days after receipt of such notice, any such Holder may request in writing that its Registrable Securities be included in such registration, and the Company shall include in the Demand Registration the Registrable Securities of each such Holder requested to be so included, subject to the provisions of Section 2.1(e). Each such request shall specify the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof.

        Promptly after receipt of any Demand Notice, but in no event later than 60 days after receipt of such Demand Notice, the Company shall file a Registration Statement with the SEC with respect to the Registrable Securities included in the Demand Notice and shall use its reasonable best efforts to have such Registration Statement declared effective as promptly as practicable; provided, however, that the Company may postpone the filing of such Registration Statement for a period of up to 90 days (the "Deferral Period") if the Board of Directors reasonably determines that (i) such a filing would adversely affect any proposed financing, acquisition, divestiture or other material transaction by the Company or (ii) such a filing would otherwise represent an undue hardship for the Company. The Company shall not be entitled to request more than one such deferral (two in the case of events of the type described in clause (i) above) with respect to any Demand Registration within any 365-day period. If the Company does elect to defer any such Demand Registration, the Holders requesting such Demand Registration may, at their election by written notice to the Company, (i) confirm their request to proceed with such Demand Registration upon the expiration of the Deferral Period or (ii) withdraw their request for such Demand Registration in which case no such request for a Demand Registration shall be deemed to have occurred for purposes of this Agreement.

        (b)   Effective Registration.    Except as provided in subsection (c) below, a registration will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the SEC; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the acts or omissions of the Holders), such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected in accordance with the provisions of the preceding sentence or (ii) the registration requested pursuant to this Section 2.1 does not remain continuously effective for a period of at least 90 days beyond the effective date thereof (or such shorter period as is required to complete the distribution by the Holders of the Registrable Securities included in such registration statement) (the "Demand Registration Statement"), then such Demand Registration Statement shall not count as a Demand Registration that may be requested by the Demanding Holder(s) and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.1.

        (c)   Withdrawal.    The Demanding Holders may withdraw all or any part of the Registrable Securities from a Demand Registration at any time (whether before or after the filing or effective date of the Demand Registration Statement), and if all such Registrable Securities are withdrawn, to withdraw the demand related thereto. If at any time a registration statement is filed pursuant to a Demand Registration, and subsequently a sufficient number of Registrable Securities are withdrawn from the Demand Registration so that such Demand Registration Statement does not cover at least the required amounts specified by Section 2.1(a), and an additional number of Registrable Securities is not so included, the Company may (or shall, if requested by the Demanding Holders) withdraw such Demand Registration Statement; provided that such withdrawn registration statement will count as a Demand Registration unless the Demanding Holders elect to bear the expenses associated with such withdrawn registration statement. If the Demanding Holders elect to bear such expenses, such expenses shall be borne by the Demanding Holder(s) whose withdrawal of Registrable Securities resulted in such Demand Registration Statement not covering the specified required amounts.

        (d)   Selection of Underwriter.    If the Demanding Holders so elect, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering. The Demanding Holders and the Company shall jointly select one or more nationally recognized firms of investment bankers to act as the managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with such offering; provided that in the event that the Company and the Demanding Holders are unable to jointly agree on such investment bankers and managers, such investment bankers and managers shall be selected by the Demanding Holders and shall be reasonably satisfactory to the Company. The Company shall (together with all Holders of Registrable Securities proposing to distribute such Registrable Securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting in the manner set forth above.

        (e)   Priority on Demand Registrations.    If, in any Demand Registration involving an Underwritten Offering the managing underwriter or underwriters thereof advise the Demanding Holders or the Company in writing that in its or their reasonable opinion the number of Registrable Securities proposed to be sold in such Demand Registration exceeds the number that can be sold in such offering or will adversely affect the success of such offering (including, without limitation, an impact on the selling price or the number of Registrable Securities that any participant may sell), the Company shall include in such registration only the number of Registrable Securities, if any, which in the opinion of such underwriter or underwriters can be sold without having an adverse effect on the success of the offering and in accordance with the following priority: (i) first, Registrable Securities held by Demanding Holders, allocated pro rata among such group (based upon the number of Registrable Securities requested to be included in such Demand Registration) and (ii) second, pro rata (based upon the number of Registrable Securities requested to be included in such registration by such Holders) among the other Holders of Registrable Securities who have requested to include Registrable Securities in such registration. If all Registrable Securities requested to be sold in the Underwritten Offering are included therein, the Company may include other shares of Stock in such offering in accordance with the following priority, but not to exceed the number recommended by the managing underwriter or underwriters: (x) first, pro rata among any other stockholders of the Company having piggyback or other similar registration rights and (y) second, shares of Stock proposed to be sold by or for the account of the Company.

        Section 2.2    PIGGYBACK REGISTRATIONS.

        (a)   Right to Participate in Registration.    If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any holders of any class of common equity securities (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) a registration statement filed in connection with a Demand Registration or a Shelf Registration or (iii) a registration statement filed in connection with an offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer such Holder the opportunity to register such number of shares of Registrable Securities as each such Holder may request, which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof (or, if the offering is a proposed Underwritten Offering, that such Holder elects to have the number of Registrable Securities so specified included in such Underwritten Offering) (a "Piggyback Registration").

        The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders thereof to be included in a Piggyback Registration (the "Piggyback Holders") to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof.

        No registration effected under this Section 2.2 and no failure to effect a registration under this Section 2.2(a), shall relieve the Company of its obligations pursuant to Section 2.1, and no failure to effect a registration under this Section 2.2(a) and complete the sale of shares in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).

        (b)   Priority on Piggyback Registrations.    Unless the registration statement is being filed pursuant to a Demand Registration (in which case the priority of piggyback rights shall be as provided in Section 2.1(e) above), if the managing underwriter or underwriters advise the Company in writing that in its or their reasonable opinion the number of equity securities of the Company proposed to be sold in such registration (including Registrable Securities to be included pursuant to subsection (a) above) will adversely affect the success of such offering (including, without limitation, an impact on the selling price or the number of equity securities of the Company that any participant may sell), the Company shall include in such registration the number of equity securities of the Company, if any, which in the opinion of such underwriter or underwriters can be sold without having an adverse effect on the offering and in accordance with the following priority: (i) first, the securities the Company proposes to sell for its own account, and (ii) second, pro rata based on the number of Registrable Securities that each Holder or other Person having similar rights shall have requested to be included therein.

        (c)   Withdrawal.    The Piggyback Holders may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time (before but not after the effective date of such registration statement), by delivering written notice of such withdrawal request to the Company, unless such Piggyback Registration is underwritten, in which case Registrable Securities may not be withdrawn after the effective date of the Registration Statement.

        (d)   Termination of Registration by the Company.    If the Company shall determine for any reason (x) not to register or (y) to delay a registration which includes Registrable Securities pursuant to this Section 2.2, the Company may, at its election, give written notice of such determination to the Holders of the Registrable Securities and, thereupon (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses (as defined below) in connection therewith), without prejudice, however, to the rights, if any, of any Holder or Holders of Registrable Securities to request that such registration be effected as a Demand Registration under Section 2.1, and (ii) in the case of a delay in registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other shares.

        Section 2.3    SHELF REGISTRATION.

        (a)   Filing and Effectiveness.    Upon the request of the Demanding Holders at any time after the 180th day following the Closing Date, the Company shall cause to be filed with the SEC as promptly as practicable after such request, but in no event later than 90 days thereafter, a shelf registration statement pursuant to Rule 415 under the Securities Act (a "Shelf Registration" or a "Shelf Registration Statement"), which Shelf Registration Statement shall provide for resales of all Registrable Securities held by Holders who shall have provided the information required pursuant to Section 3.1(b). The Company shall use its reasonable best efforts to have such Shelf Registration declared effective, subject to Section 2.3(c) below, and to keep such Shelf Registration Statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for resales of Registrable Securities by such Holders, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, for a period of at least two (2) years following the date on which such Shelf Registration Statement becomes effective under the Securities Act. A request of the Demanding Holders under this Section 2.3(a) shall be deemed to be a request for a Demand Registration under Section 2.1 above.

        (b)   Effective Registration.    A registration will not be deemed to have been effected as a Shelf Registration unless it has been declared effective by the SEC and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the acts or omissions of the Holders), such registration will be deemed not to have been effected. If (i) the Shelf Registration is deemed not to have been effected in accordance with the provisions of the preceding sentence or (ii) the Shelf Registration does not remain continuously effective for the period described in subsection (a) above, then such Shelf Registration Statement shall not count as a Shelf Registration and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.3.

        (c)   Suspension.    With respect to any Shelf Registration that has been declared effective (i) the Company may suspend use of such Shelf Registration at any time if the continued effectiveness thereof would require the Company to disclose a material financing, acquisition or other corporate transaction, which disclosure the Board of Directors of the Company shall have determined in good faith is not in the best interests of the Company and its stockholders, and (ii) the Company may suspend use of such Shelf Registration during any period if each of the Company and the holders of a majority of the Registrable Securities included in such Self Registration consents in writing to such suspension for such period.

ARTICLE III

REGISTRATION PROCEDURES

        SECTION 3.1    REGISTRATION PROCEDURES.

        (a)   General Provisions.    In connection with any Registration Statement and any related Prospectus required by this Agreement to permit the sale or resale of Registrable Securities, the Company shall:

          (1)   prepare and file with the SEC a registration statement with respect to such Registrable Securities within the time periods specified herein, make all required filings with the NASD and use its best efforts to cause such registration statement to become effective as promptly as practicable (subject to the Company's right to withdraw the registration statement under the circumstances described in Sections 2.1(c) or 2.2(d));

          (2)   promptly prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Sections 2.1, 2.2 or 2.3, as applicable, or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold (subject to Section 2.3(c)); cause the Prospectus to be supplemented by a required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provision of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (3)   use its reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Sections 2.1, 2.2 or 2.3, as applicable (subject to Section 2.3(c)); upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Registrable Securities during the period required by this Agreement, the Company shall file as promptly as practicable an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to declared effective and such Registration Statement and related Prospectus to become usable for their intended purposes(s) as soon as practicable thereafter;

          (4)   provide (A) the Holders of Registrable Securities participating in the registration, (B) the underwriters (which term, for purposes of this Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be registered, (C) the sale or placement agent therefor, if any, (D) counsel for such underwriters or agent, and (E) counsel for the Holders thereof, as selected by Holders of a majority of the Registrable Securities covered by such registration statement, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 3.4(b) hereof, make available for inspection by the parties referred to in (A) through (E) above such financial and other information and books and records of the Company, provide access to properties of the Company and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries as shall be reasonably necessary to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

          (5)   advise the underwriters, if any, and Selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the SEC for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (6)   furnish to each Selling Holder named in any Registration Statement or Prospectus and each of the underwriter(s) in connection with such sale, if any, such number of copies of any Registration Statement or Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement and all exhibits filed therewith), reasonably requested by such Person;

          (7)   if requested by any selling Holders or the underwriter(s) in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and such underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Registrable Securities, information with respect to the principal amount of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

          (8)   deliver to each Selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the Selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          (9)   in connection with any Underwritten Offering pursuant to a Demand Registration, enter into an underwriting agreement with one or more underwriter designated in accordance with this Agreement, such agreement to be of the form, scope and substance as is customary in underwritten offerings, and take all such other actions as are reasonably requested by the managing underwriter(s) in order to expedite or facilitate the disposition of such Registrable Securities and in such connections (i) make such representations and warranties to the underwriters in form, scope and substance as are customarily made by issuers to underwriters in underwritten offerings with respect to the business of the Company; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s)) addressed to the managing underwriter(s) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the underwriters; (iii) obtain "comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, such "comfort" letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; (iv) deliver such documents and certificates as may be reasonably requested by the managing underwriter(s) to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement;

          (10) prior to any public offering of Registrable Securities, cooperate with the Selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or Blue Sky laws of such jurisdictions as the Selling Holders or underwriter(s), if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions or the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, except as is required as a result of the Registration Statement, in any jurisdiction where it is not now so subject;

          (11) in connection with any sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and to register such Registrable Securities in such denominations and such names as the Selling Holders or the underwriter(s), if any, may request at least two Business Days prior to such sale of Registrable Securities;

          (12) if requested by the Selling Holders, provide a CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement covering such Registrable Securities and provide the Company's transfer agent(s) and registrar(s) for the Registrable Securities with printed certificates for the Registrable Securities;

          (13) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD), and use their best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Selling Holders or underwriters, if any, to consummate the disposition of such Registrable Securities;

          (14) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) covering a period of at least twelve month periods, but not more than eighteen months, beginning with the first month of the Company's first quarter commencing after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (15) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which securities of the same class issued by the Company are then listed if requested by the Selling Holders holding a majority of the Registered Securities or the managing underwriter(s), if any.

        Each Selling Holder, upon receipt of any notice from the Company of the happening of any event described in subsection (5)(B), (C), or (D) of Section 3.1(a) or in Section 2.3(c) (a "Suspension Notice"), shall forthwith discontinue disposition of the Registrable Securities pursuant to the Registration Statement relating thereto until such Selling Holder receives copies of the supplemented or amended Prospectus contemplated hereby or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemented filings that are incorporated by reference in the Prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. The period from the date on which any Holder receives a Suspension Notice to the date on which any Holder receives either the Advice or copies of the supplemented or amended Prospectus contemplated hereby relating to such notice shall hereinafter be referred to as the "Suspension Period." If the Company shall give any Suspension Notice, (i) the Company shall use its reasonable best efforts and take such actions as are reasonably necessary to render Advice and end the Suspension Period as promptly as practicable and (ii) the time periods for which a Registration Statement is required to be kept effective pursuant to Sections 2.1, 2.2 or 2.3, as the case may be, shall be extended by the number of days during the period from and including the date of the giving of such Suspension Notice to and including the date when each Selling Holder shall have received (A) the copies of the supplemented or amended Prospectus contemplated by Section 3.1 (a) or (B) the Advice.

        (b)   Provision by Holders of Certain Information.    No Holder of Registrable Securities may include any of its Registrable Securities in any Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information as the Company may reasonably request specified in item 507 of Regulation S-K under the Securities Act for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

        SECTION 3.2    REGISTRATION EXPENSES.

        (a)   All expenses incident to the Company's performance of or compliance with this Section 3.2 will be paid by the Company, regardless of whether any registration statement required hereunder becomes effective, including, without limitation:

          (1)   all registration and filing fees;

          (2)   fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or Holders of Registrable Securities being sold may designate);

          (3)   printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for trading on the Nasdaq or for deposit with the Depository Trust Company and of printing prospectuses), messenger, telephone and delivery expenses;

          (4)   reasonable fees and disbursements of counsel for the Company;

          (5)   reasonable fees and disbursements of all independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

          (6)   fees and expenses of other Persons retained by the Company; and

          (7)   fees and expenses associated with any NASD filing required to be made in connection with the registration of the Registrable Securities, including, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD (all such expenses being herein called "Registration Expenses").

        (b)   The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on Nasdaq or on each national securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company.

        SECTION 3.3    PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.    No Holder may participate in any Underwritten Registration hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, underwriting agreements, hold-back agreements letters and other documents customarily required under the terms of such underwriting arrangements. Notwithstanding the foregoing, (x) no Selling Holder shall be required to make any representations or warranties except those which relate solely to such Holder and its intended method of distribution, and (y) the liability of each such Holder to any underwriter under such underwriting agreement will be limited to liability arising from misstatements or omissions regarding such Holder and its intended method of distribution and any such liability shall not exceed an amount equal to the amount of net proceeds such Holder derives from such registration; provided, however, that in an offering by the Company in which any Holder requests to be included in a Piggyback Registration, the Company shall use its best efforts to arrange the terms of the offering such that the provisions set forth in clauses (x) and (y) of this Section 3.3 are true. Nothing in this Section 3.3 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

        SECTION 3.4    HOLD-BACK AGREEMENTS.

        (a)   Restrictions on Public Distribution by Holder of Registrable Securities.    Upon the written request of the managing underwriter or underwriters of a Public Offering, each Holder of Registrable Securities shall not effect any Public Distribution of such securities, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Public Offering), during the 14-day period prior to, and during the 90-day period following, the offering date for each Public Offering made pursuant to such registration statement (as identified by such underwriter or underwriters or the Company in good faith). The foregoing provisions shall not apply to any Holder that is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake not to effect any Public Distribution of the class of securities covered by such registration statement (except as part of such Underwritten Offering) during such period unless it has provided 60 days' prior written notice of such Public Distribution to the managing underwriter.

        (b)   Restrictions on Public Distribution by the Company and Others.    The Company agrees and it shall use its reasonable best efforts to cause its Affiliates (other than Persons who are Holders hereunder) to agree: (1) not to effect any Public Distribution of any securities being registered in accordance with Article II hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 14-day period prior to, and during the 90-day period following, the offering date for each Public Offering made pursuant to a registration statement filed under Article II hereof, if requested in writing by the managing underwriters (except as part of such Public Offering or pursuant to registrations in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit plans); and (2) to use its reasonable best efforts to cause each Holder of its privately placed Registrable Securities that are issued by the Company at any time on or after the date of this Agreement to agree not to effect any Public Distribution, including a sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities during the period set forth in clause (1) above (except as part of such Public Offering, if and to the extent permitted).

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

        SECTION 4.1    INDEMNIFICATION BY THE COMPANY.    The Company agrees to indemnify and hold harmless each Selling Holder, each person, if any, who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (hereinafter referred to as a "controlling person"), the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person, solely in their capacities as such (each an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein.

        SECTION 4.2    INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES.    Each Selling Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors, officers and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company and its respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to the Company) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement or Prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Registrable Securities, such Holder shall have the rights and duties given the Company, and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. Each Selling Holder also agrees to indemnify and hold harmless each other Selling Holder or underwriters participating in the distribution on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Registration Statement or Prospectus.

        SECTION 4.3    CONDUCT OF INDEMNIFICATION PROCEEDINGS.    Any Person entitled to indemnification hereunder (an "Indemnified Party") will (i) promptly give notice of any claim, action or proceeding (including any governmental or regulatory investigation or proceeding) or the commencement of any such action or proceeding to the Person against whom such indemnity may be sought (an "Indemnifying Party"); provided that the failure to give such notice shall not relieve the Indemnifying Party of its obligations pursuant to this Agreement except to the extent that such Indemnifying Party has been prejudiced in any material respect by such failure, and (ii) permit the Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to such Indemnified Party; provided that the Indemnified Party shall have the right to employ separate counsel and participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party has agreed to pay for such fees and expenses, or (b) the Indemnifying Party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Indemnified Party or (c) in the reasonable judgment of such Indemnified Party, based upon advice of its counsel, a conflict of interest may exist between such Indemnified Party and the Indemnifying Party with respect to such claims. If such defense is not assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement of any such claim effected without the Indemnifying Party's prior written consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify and hold harmless any Indemnified Party from and against any loss, claim damage, liability or expense by reason of any settlement of any such claim or action. No Indemnifying Party shall, without the prior written consent of each Indemnified Party, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Party from all liability arising out of such action, claim, litigation or proceeding. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other such Indemnified Parties with respect to such Claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel.

        SECTION 4.4    CONTRIBUTION.    If the indemnification provided for in this Article IV is unavailable to an Indemnified Party (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall have a joint and severable obligation to contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 4.1, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, none of the Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds received by such Holder with respect to the Registrable Securities exceeds the greater of (A) the amount paid by such Holder for its Registrable Securities and (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligation to contribute pursuant to this Section 4.4 are several in proportion to the respective number of Registrable Securities held by each of the Holders hereunder and not joint.

        For purposes of this Article IV, each controlling person of a Holder shall have the same rights to contribution as such Holder, and each officer, director, and person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company, subject in each case to the limitations set forth in the immediately preceding paragraph. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Article IV, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from who contribution may be sought from any obligation it or they may have under this Article IV or otherwise except to the extent that it has been prejudiced in any material respect by such failure. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

        SECTION 4.5    ADDITIONAL INDEMNITY.    The indemnity, contribution and expense reimbursement obligations under this Article IV shall be in addition to any liability each Indemnifying Party may otherwise have; provided, however, that any payment made by the Company which results in an Indemnified Party receiving from any source(s) indemnification, contribution or reimbursement for an amount in excess of the actual loss, liability or expense incurred by such Indemnified Party, shall be refunded to the Company by the Indemnified Party receiving such excess payment.

ARTICLE V

MISCELLANEOUS

        SECTION 5.1    RULE 144.    The Company agrees it will file in a timely manner all reports required to be filed by it pursuant to the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and will take such further action as any Holder of Registrable Securities may reasonably request in order that such Holder may effect sales of Registrable Securities without registration within the limitations of the exemptions provided by Rule 144, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the

SEC. At any reasonable time and upon the request of a Holder of Registrable Securities, the Company will furnish such Holder with such information as may be necessary to enable the Holder to effect sales of Registrable Securities pursuant to Rule 144 under the Securities Act and will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

        SECTION 5.2    SPECIFIC PERFORMANCE.    Each Holder, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        SECTION 5.3    OTHER AGREEMENTS.    The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

        SECTION 5.4    CHARTER AMENDMENTS AFFECTING THE COMPANY'S COMMON STOCK.    The Company will not amend its Certificate of Incorporation in any respect that would materially and adversely affect the rights of the Holders hereunder.

        SECTION 5.5    AMENDMENTS AND WAIVERS.    The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding shares of Registrable Securities.

        SECTION 5.6    NOTICES.    Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the others shall be made in writing, by hand-delivery, telegraph, telex, telecopier, registered first-class mail or air courier guaranteeing overnight delivery as follows:

          if to the Company, to:

      Pathmark Stores, Inc.
      200 Milik Street
      Carteret, New Jersey 07008
      Attention: Marc A. Strassler

          if to any Holder:

      to the address specified below such Holder's name on the signature pages hereto;

or to such other place and with such other copies as any party hereto may designate as to itself by written notice to the others. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied: and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

        SECTION 5.7    SUCCESSORS AND ASSIGNS.    This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities or of the Warrants, provided that the Company may not assign its rights or obligations under this Agreement to any other person or entity without the written consent of a majority of the outstanding shares of Registrable Securities.

        SECTION 5.8    COUNTERPARTS.    This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        SECTION 5.9    HEADINGS.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        SECTION 5.10    GOVERNING LAW.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof.

        SECTION 5.11    SEVERABILITY.    In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

        SECTION 5.12    ENTIRE AGREEMENT.    This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        SECTION 5.13    PRONOUNS.    Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

        SECTION 5.14    ATTORNEY'S FEES.    In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorney's fees in addition to its costs and expenses and any other available remedy.

        SECTION 5.15    SECURITIES HELD BY THE COMPANY OR ITS SUBSIDIARIES.    Whenever the consent or approval of Holders of a specified percentage or Registrable Securities is required hereunder, Registrable Securities held by the Company or its Subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

        SECTION 5.16    FURTHER ASSURANCES.    Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

        SECTION 5.17    TERMINATION.    Unless sooner terminated in accordance with its terms or as otherwise herein provided, including specifically in Section 2.3(a), this Agreement shall terminate upon the earlier to occur of (i) the mutual agreement by the parties hereto, (ii) with respect to any Holder, such Holder ceasing to own any Registrable Securities, or (iii) the tenth anniversary of the Closing.

(signature page follows)

        IN WITNESS HEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

COMPANY:
PATHMARK STORES, INC., a Delaware corporation
By:
Name: Title:

HOLDERS:
YUCAIPA CORPORATE INITIATIVES FUND I, L.P., a Delaware limited partnership
By:	Yucaipa Corporate Initiatives Fund I, LLC
Its:	General Partner

By:
YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND I, L.P., a Delaware limited partnership
By:	Yucaipa American Alliance Fund I, LLC
Its:	General Partner

By:
AMERICAN ALLIANCE FUND I, L.P., a Delaware limited partnership
By:	Yucaipa American Alliance Fund I, LLC
Its:	General Partner

By:
Address for Notices to the Investors:
9130 W. Sunset Boulevard Los Angeles, California 90069 Attention: Robert P. Bermingham

ANNEX F

WARRANT AGREEMENT

Dated as of            , 2005

among

Pathmark Stores, Inc.

and

The Investors Identified on Annex I Attached Hereto

WARRANT AGREEMENT

        WARRANT AGREEMENT (the "Agreement") dated as of                        , 2005 among Pathmark Stores, Inc. a Delaware corporation (the "Company"), and the investors identified on Annex I attached hereto, or their registered permitted assigns (the "Investors").

RECITALS

        WHEREAS, the Company proposes to issue to the Investors two series of warrants, as hereinafter described (the "Warrants"), to purchase an aggregate of 10,060,000 shares and 15,046,350 shares respectively (subject to adjustment), of the Common Stock, $.01 par value per share (the "Common Stock") of the Company (the shares of Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares") pursuant to that certain Securities Purchase Agreement dated as of March 23, 2005 by and among the Company and the Investors (the "Purchase Agreement"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

AGREEMENT

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

        SECTION 1.    Warrant Certificates.    The Company will issue and deliver certificates evidencing the Warrants (the "Warrant Certificates") to the Investors pursuant to the terms of the Purchase Agreement. Warrants to purchase an aggregate of 10,060,000 shares of Common Stock will be issued as "Series A Warrants" in the form of Exhibit A hereto and Warrants to purchase an aggregate of 15,046,350 shares of Common Stock will be issued as "Series B Warrants" in the form of Exhibit B hereto. The Warrant Certificates may have such notations, legends and endorsements as required by law, rules and regulations of applicable stock exchanges or usage. Such certificates shall be in registered form only and shall be substantially in the applicable forms set forth as Exhibits A and B attached hereto. Warrant Certificates shall be dated the date of issuance by the Company.

        SECTION 2.    Execution of Warrant Certificates.    Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its Chief Executive Officer, President or a Vice President. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, President or Vice President, and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, President or Vice President, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office. Each Warrant Certificate shall also be manually signed on behalf of the Company by its Secretary or an Assistant Secretary under its corporate seal. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

        SECTION 3.    Registration.    The Company shall number and register the Warrant Certificates in a register as they are issued. The Company may deem and treat the registered holder(s) of the Warrant Certificates (the "Holders") as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary. The Warrants shall be registered initially in such name or names as the Investors shall designate.

        SECTION 4.    Restrictions on Transfer; Registration of Transfers and Exchanges.    The Warrants (and any Warrant Shares issued upon the exercise of the Warrants) shall not be transferable except in accordance with the terms of this Agreement.

        Prior to any proposed transfer of the Warrants or the Warrant Shares, the transferring Holder will deliver to the Company a Certificate of Transfer in the form attached to the Warrant Certificate and, if so requested by the Company, such other information relating to the proposed transfer and the identity of the proposed transferee as the Company may reasonably request in order to confirm that the Warrants or Warrant Shares, as applicable, may be sold or otherwise transferred in the manner proposed. Upon original issuance thereof, and until such time as the same shall have been registered under the Securities Act or sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation) each Warrant Certificate and any certificates evidencing Warrant Shares shall bear any legend required pursuant to that certain Stockholders' Agreement of even date herewith by and among the Investors and the Company (the "Stockholders' Agreement") unless, in the opinion of qualified counsel, such legend is no longer required by the Securities Act.

        The Company shall from time to time, subject to compliance with the applicable provisions of the Stockholders' Agreement, register the transfer of any outstanding Warrant Certificates in a Warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Company.

        Warrant Certificates may be exchanged at the option of the Holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like series and tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled and disposed of by the Company.

        SECTION 5.    Warrants; Exercise of Warrants.    Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised at any time or from time to time during the applicable Exercise Period (as defined below) to receive from the Company the number of fully paid and nonassessable Warrant Shares (and such other consideration) which the Holder may at the time be entitled to receive upon the exercise of such Warrants and payment of the Series A Exercise Price or Series B Exercise Price, as applicable, then in effect for such Warrant Shares. In the alternative, each Holder of Series B Warrants (but not Series A Warrants) may exercise its right, during the Series B Exercise Period, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the Holder receives that number of Warrant Shares (and such other consideration) otherwise issuable (or payable) upon exercise of its Series B Warrants less that number of Warrant Shares having an aggregate Current Market Value (as defined in Section 9) at the time of exercise equal to the aggregate Series B Exercise Price that would otherwise have been paid by the Holder for the Warrant Shares. Each Warrant not exercised during the Exercise Period shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants, except as otherwise expressly provided herein.

        The period during which the Series A Warrants shall be exercisable (the "Series A Exercise Period") shall commence on the date hereof and expire at 5:00 p.m., New York time, on                        , 2008; provided, however, that if at any time or from time to time, for any reason, whether as a result of any action or inaction by the Company, any Investor or Investors or any other person, the current exercisability of any Series A Warrants would, but for this paragraph, result in a Change of Control Event as defined under the indenture dated as of January 29, 2002 ("Indenture") governing the Company's 8 3/4% Senior Subordinated Notes due 2012 ("2012 Notes") (a "Control Trigger Event"),

(including, without limitation, because an Investor or Investors, or any other "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) that is an Affiliate of, or a member of a group with, any of the Investors (an "Investor Group Member") would become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the voting power of the Voting Stock (as defined in the Indenture) of the Company (any such person or group, a "Controlling Holder"), then that number of Series A Warrants (the "Affected Series A Warrants," which number of Affected Series A Warrants shall be apportioned among the Investor Group Members in the sole and absolute discretion of the Investors' Representative) the exercisability of which would, but for this paragraph, result in such Change of Control Event shall, automatically (without any action on the part of any person) and immediately prior to the occurrence of such Control Trigger Event, cease to be exercisable, and shall only become exercisable 61 days after the date on which any Holder sends written notice to the Company of its intent to exercise any such Affected Series A Warrants (an "Affected Warrant Exercise"); provided, further, that the number of Affected Series A Warrants shall increase automatically and immediately prior to the occurrence of any subsequent Control Trigger Event that would result in such a Change of Control Event, and decrease automatically and immediately after the occurrence of any other action, inaction, event, circumstance or other condition that has the effect of decreasing the number of Series A Warrants the current exercisability of which would result in such a Change of Control Event, so that the number of Affected Series A Warrants shall at all times prior to any Affected Warrant Exercise equal only that number of Series A Warrants the current exercisability of which would result in such a Change of Control Event.

        The period during which the Series B Warrants shall be exercisable (the "Series B Exercise Period" and, together with the Series A Exercise Period, an "Exercise Period") shall (A) commence on the first to occur of (i) such time as none of the Company's 2012 Notes remain outstanding or such time as the Series B Warrants may become exercisable without obligating the Company to make a Change of Control Offer as defined under the Indenture; (ii) 61 days after the date on which any Holder sends written notice to the Company of its intent to exercise such Warrants, if, on or prior to the date on which such notice is sent, the closing price per share of the Common Stock as quoted on the Nasdaq National Market equals or exceeds the per share exercise price of the Series B Warrants, as adjusted from time to time; or (iii) upon the occurrence of any event constituting a Change of Control Event as defined in the Indenture and (B) expire at 5:00 p.m., New York time, on                        , 2015.

        The price at which each Series A Warrant shall be exercisable (the "Series A Exercise Price") shall initially be $8.50 per share, subject to adjustment pursuant to the terms hereof. The price at which each Series B Warrant shall be exercisable (the "Series B Exercise Price") shall initially be $15.00 per share, subject to adjustment pursuant to the terms hereof.

        A Warrant may be exercised upon surrender to the Company (at its office address set forth in Section 12 hereof) of the Warrant Certificate or Certificates to be exercised with the form of election to purchase attached thereto duly filled in and signed, and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company, or, with respect to the Series B Warrants, in the manner provided in the first paragraph of this Section 5.

        Subject to the provisions of Section 6 hereof, upon such surrender of Warrant Certificates and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as such Holder may designate a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants (and such other consideration as may be deliverable upon exercise of such Warrants) together with cash for fractional Warrant Shares as provided in Section 10. Such certificate or certificates shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares.

        Each Warrant shall be exercisable during the Exercise Period, at the election of the Holder thereof, either in full or from time to time in part and, in the event that a Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 2 hereof.

        All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.

        SECTION 6.    Payment of Taxes.    The Company will pay all documentary stamp taxes and other governmental charges (excluding all foreign, federal or state income, franchise, property, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Warrant Certificates hereunder, as well as all such taxes attributable to the initial issuance or delivery of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price. The Company shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or it is, established to the reasonable satisfaction of the Company that any such tax has been paid.

        SECTION 7.    Mutilated or Missing Warrant Certificates.    If any Warrant Certificate or certificate evidencing Warrant Shares shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution therefor and upon cancellation of the mutilated Warrant Certificate or other certificate, or in lieu of and substitution for the Warrant Certificate or other certificate lost, stolen or destroyed, a new Warrant Certificate or other certificate of like tenor and representing an equivalent number of Warrants or Warrant Shares.

        SECTION 8.    Reservation of Warrant Shares.    The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue the Warrant Shares upon exercise of the Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

        The Company or, if appointed, the transfer agent for the Common Stock and each transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the Warrants (collectively, the "Transfer Agent") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the Transfer Agent. The Company will supply the Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available all other consideration that may be deliverable upon exercise of the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 11 hereof.

        Before taking any action which would cause an adjustment pursuant to Section 9 hereof to reduce the Exercise Price below the then par value of the Warrant Shares, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

        The Company covenants that all the Warrant Shares and other capital stock issued upon exercise of the Warrants will, upon payment of the Exercise Price therefor and issue, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

        The Company shall from time to time take all action which may be necessary or appropriate so that the Common Stock issuable upon conversion of the Warrant Shares following an exercise of the Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of the same class of Common Stock of the Company are then listed.

        SECTION 9.    Adjustment of Exercise Price and Number of Warrant Shares Issuable.    The Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant (the "Warrant Number") are subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this Section 9. The Warrant Number is initially one.

          (a)   Adjustment for Change in Capital Stock

        If the Company:

            (1)   pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

            (2)   subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

            (3)   combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares;

            (4)   makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

            (5)   issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he or it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

        The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

        If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

        Such adjustment shall be made successively whenever any event listed above shall occur. If the occurrence of any event listed above results in an adjustment under subsections (b) or (c) below, no further adjustment shall be made under this subsection (a).

          (b)   Adjustment for Rights Issue

        If the Company distributes any rights, options or warrants (whether or not immediately exercisable) to all holders of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Current Market Value per share within 60 days after the record date relating to such distribution, the Exercise Price shall be adjusted in accordance with the formula:

	O +	N × P

E' = E ×		M

O + N

where:

        E' = the adjusted Exercise Price.

        E = the then current Exercise Price.

        O = the number of shares of Common Stock outstanding on the record date for any such distribution.

        N = the number of additional shares of Common Stock issuable upon exercise of such rights, options or warrants.

        P = the exercise price per share of such rights, options or warrants.

        M = the Current Market Value per share of Common Stock on the record date for any such distribution.

        The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued. No adjustment shall be required under this subsection (b) if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of shares of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable). No adjustment shall be made pursuant to this subsection (b) which shall be have the effect of decreasing the number of Warrant Shares purchasable upon exercise of each Warrant.

          (c)   Adjustment for Other Distributions

        If the Company distributes to all holders of its Common Stock (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any cash or other assets of the Company or any of its subsidiaries, (iii) shares of its capital stock or any other properties or securities or (iv) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company (the items described in the foregoing clauses (i)-(iv) being collectively referred to as the "Consideration"), the Exercise Price shall be adjusted in accordance with the formula:

E' = E ×	M-F M

where:

        E' = the adjusted Exercise Price.

        E = the then current Exercise Price.

        M = the Current Market Value per share of Common Stock on the record date mentioned below.

  F
  = the fair market value on the record date mentioned below of the Consideration distributable to the holder of one share of Common Stock.

        The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. If an adjustment is made pursuant to this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date. No adjustment shall be required under this subsection (c) if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of shares of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (weather or not currently exercisable). No adjustment shall be made pursuant to this subsection (c) which shall be have the effect of decreasing the number of Warrant Shares purchasable upon exercise of each Warrant.

        This subsection does not apply to any distribution referred to in subsection (a) of this Section 9 or to rights, options or warrants referred to in subsection (b) of this Section 9.

          (d)   Current Market Value

        "Current Market Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be:

          (1)   if the Security is registered under the Exchange Act, the average of the daily Market Prices for each business day during the period commencing 15 business days before such date and ending on the date one day prior to such date or, if the Security has been registered under the Exchange Act for less than 15 consecutive business days before such date, then the average of the daily Market Prices for all of the business days before such date for which daily Market Prices are available. If the Market Price is not determinable for at least 10 business days in such period, the Current Market Value of the Security shall be determined as if the Security was not registered under the Exchange Act; or

          (2)   if the Security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) the value of the Security determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm's length transaction between the Company and a person other than an Affiliate of the Company in which such determination is necessary and the closing of which occurs on such date or shall have occurred within the six months preceding such date, (ii) if no such transaction shall have occurred on such date or within such six-month period, the value of the Security most recently determined as of a date within the six months preceding such date by an Independent Financial Expert or (iii) if neither clause (i) nor (ii) is applicable, the value of the Security determined as of such date by an Independent Financial Expert.

        The "Market Price" for any Security on each business day means: (A) if such Security is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) if such Security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company, or (C) if neither clause (A) nor

(B) is applicable, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City of New York, customarily published on each business day, designated by the Company. If there are no such prices on a business day, then the Market Price shall not be determinable for such business day.

        "Independent Financial Expert" shall mean a nationally recognized investment banking firm designated by the Company and reasonably acceptable to the Holders of a majority of the Warrants (i) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in the Company, (ii) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company, (iii) that has not been retained by the Company or any Holder or Affiliate of a Holder for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgment of the Board of Directors of the Company, is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

        "Affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          (e)   When De Minimis Adjustment May Be Deferred

        No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of at least 0.5% in the Warrant Number. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised.

        All calculations under this Section 9 shall be made to the nearest 1/1000th of a share.

          (f)    When No Adjustment Required

        If an adjustment is made upon the establishment of a record date or issuance date for a distribution or issuance subject to subsections (a), (b) or (c) hereof and such distribution or issuance is subsequently cancelled, the Warrant Number then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

        To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

          (g)   Notice of Adjustment

        Whenever the Exercise Price or the Warrant Number is adjusted, the Company shall provide the notices required by Section 11 hereof.

          (h)   When Issuance or Payment May Be Deferred

        In any case in which this Section 9 shall require that an adjustment in the Exercise Price and Warrant Number be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Warrant Number prior to such adjustment, and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 10; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

          (i)    Reorganizations

        In case of any capital reorganization, other than in the cases referred to in Sections 9(a), (b) or (c) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property) (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

        The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement or other acknowledgement executed and delivered to the Holder(s), the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and all other obligations and liabilities under this Agreement.

          (j)    Adjustment in Number of Shares

        Upon each adjustment of the Exercise Price pursuant to this Section 9, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest thousandth) obtained from the following formula:

N' = N x	E E'

where:

        N' = the adjustment number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

  N
  = the number of Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

        E' = the adjusted Exercise Price.

        E = the Exercise Price prior to adjustment.

          (k)   Form of Warrants

        Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

          (l)    Adjustments in Other Securities

        If as a result of any event or for any other reason, any adjustment is made which increases the number of shares of Common Stock issuable upon conversion, exercise or exchange of, or in the conversion or exercise price or exchange ratio applicable to, any outstanding securities of the Company that are convertible into, or exercisable or exchangeable for, Common Stock of the Company, then a corresponding adjustment shall be made hereunder to increase the number of shares of Common Stock issuable upon exercise of the Warrants, but only to the extent that no such adjustment has been made pursuant to Sections 9(a), (b) or (c) hereof with respect to such event or for such other reason.

          (m)  Tender Offers; Exchange Offers

        In the event that the Company or any subsidiary of the Company shall purchase shares of Common Stock pursuant to a tender offer or an exchange offer for a price per share of Common Stock that is greater than the then Current Market Value per share of shares of Common Stock in effect at the end of the trading day immediately following the day on which such tender offer or exchange offer expires, then the Company, or such subsidiary of the Company, shall, within (10) business days of the expiry of such tender offer or exchange offer, offer to purchase the Warrants for comparable consideration per share of Common Stock based on the number of shares of Common Stock which the Holders of such Warrants would receive upon exercise of such Warrants (the "Offer") (such amount less the Exercise Price in respect of such share, the "Per Share Consideration"); provided, however, if a tender offer is made for only a portion of the outstanding shares of Common Stock, then such offer shall be made for such shares of Common Stock issuable upon exercise of the Warrants in the same pro rata proportion; provided, further, that the Company shall not be required to make such an Offer if the Per Share Consideration is an amount less than the then-existing Exercise Price per share.

        The Offer shall remain open for a period of twenty (20) business days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five (5) business days after the termination of the Offer Period (the "Purchase Date"), the Company shall purchase such Warrants for the applicable Per Share Consideration.

          (n)   Other Events

        If any event shall occur as to which the other provisions of this Section 9 are not strictly applicable but the failure to make any adjustment would have the effect of depriving holders of the benefit of all or a portion of the exercise rights in respect of any Warrant in accordance with the essential intent and principles of this Section 9, then, in each such case, the Company shall appoint an Independent Financial Expert, which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 9 necessary to preserve, without dilution, such exercise rights. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holders and shall make the adjustments described therein.

          (o)   Miscellaneous

        For purpose of this Section 9 the term "shares of Common Stock" shall mean (i) shares of any class of stock designated as Common Stock of the Company at the date of this Agreement, and (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 9, the holders of Warrants shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (n) of this Section 9, inclusive, and the provisions of Sections 5, 6, 8 and 10 with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

        SECTION 10.    Fractional Interests.    The Company shall not be required to issue fractional Warrant Shares on the exercise of the Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of the Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the fair market value of the Warrant Share so issuable (as determined in good faith by the Board of Directors), multiplied by such fraction.

        SECTION 11.    Notices to Warrant Holders.    Upon any adjustment pursuant to Section 9 hereof, the Company shall promptly thereafter (i) cause to be filed with the Company a certificate of an officer of the Company setting forth the Warrant Number and Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to each of the registered Holders of the Warrant Certificates at his or its address appearing on the Warrant register written notice of such adjustments by first class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 11.

        In case:

          (a)   the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

          (b)   the Company shall authorize the distribution to all holders of shares of Common Stock of assets, including cash, evidences of its indebtedness, or other securities; or

          (c)   of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

          (d)   of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e)   the Company proposes to take any action that would require an adjustment to the Warrant Number or the Exercise Price pursuant to Section 9 hereof;

then the Company shall cause to be given to each of the registered Holders of the Warrant Certificates at his or its address appearing on the Warrant register, at least 20 days prior to the applicable record date hereinafter specified, or 20 days prior to the date of the event in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 11 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

        Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders of Warrants (prior to the exercise of such Warrants) the right to vote or to consent or to receive notice as shareholder in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

        SECTION 12.    Notices to the Company and Warrant Holders.    All notices and other communications provided for or permitted hereunder shall be made by hand delivery, first-class mail, telex, telecopier, or overnight air courier guaranteeing next day delivery:

          (a)   if to the Holders at the addresses provided on the signature pages hereto or otherwise reflected in the books and records of the Company from time to time; and

          (b)   if to the Company, at 200 Milik Street, Carteret, New Jersey 07008, Attention: Marc A. Strassler.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior notice of such change in accordance herewith.

        SECTION 13.    Supplements and Amendments.    The Company may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Warrant Certificates. An amendment or supplement to this Warrant Agreement that has an adverse effect on Holders of Warrants shall require the written consent of the Holders of a majority of the then-outstanding Warrants excluding Warrants held by the Company.

        SECTION 14.    Successors and Assigns.    All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

        SECTION 15.    Termination.    This Agreement shall terminate when all Warrants have been exercised or have expired pursuant to this Agreement.

        SECTION 16.    No Rights or Liabilities as Stockholder.    Nothing contained herein shall be construed as conferring upon any Holder any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

        SECTION 17.    Governing Law.    This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

        SECTION 18.    Benefits of This Agreement.    Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered Holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered Holders of the Warrant Certificates.

        SECTION 19.    Construction; Interpretation.    This Agreement shall not be construed for or against any party by reason of the authorship or alleged authorship of any provision hereof or by reason of the status of the respective parties. This Agreement shall be construed reasonably to carry out its intent without presumption against or in favor of any party. The natural persons executing this Agreement on behalf of each party have the full right, power and authority to do and affirm the foregoing warranty on behalf of each party and on their own behalf. The captions on sections are provided for purposes of convenience and are not intended to limit, define the scope of or aid in interpretation of any of the provisions hereof. All pronouns and singular or plural references as used herein shall be deemed to have interchangeably (where the sense of the sentence requires) a masculine, feminine or neuter, and/or singular or plural meaning, as the case may be.

        SECTION 20.    Counterparts.    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

COMPANY:
PATHMARK STORES, INC., a Delaware corporation
By:
Name: Title:

HOLDERS:
YUCAIPA CORPORATE INITIATIVES FUND I, L.P., a Delaware limited partnership
By:	Yucaipa Corporate Initiatives Fund I, LLC
Its:	General Partner

By:
YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND I, L.P., a Delaware limited partnership
By:	Yucaipa American Alliance Fund I, LLC
Its:	General Partner

By:
YUCAIPA AMERICAN ALLIANCE FUND I, L.P., a Delaware limited partnership
By:	Yucaipa American Alliance Fund I, LLC
Its:	General Partner

By:
Address for Notices to the Investors:
9130 W. Sunset Boulevard Los Angeles, California 90069 Attention: Robert P. Bermingham

EXHIBIT A

[Form of Series A Warrant Certificate]

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES GENERALLY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS UNDER THE TERMS OF THE STOCKHOLDERS' AGREEMENT DATED                        2005, AS AMENDED FROM TIME TO TIME, BETWEEN THE ISSUER AND THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF THAT AGREEMENT.

No.	Series A Warrants

Series A Warrant Certificate

PATHMARK STORES, INC.

        This Warrant Certificate certifies that                        , or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase Common Stock, $.01 par value (the "Common Stock"), of Pathmark Stores, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $8.50 payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to hereinafter. The Warrants may be exercised only during the Series A Exercise Period (as defined in the Warrant Agreement). The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement.

        The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Series A Warrants, and are issued or to be issued pursuant to a Warrant Agreement dated as of                        , 2005 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

        The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants during the Series A Exercise Period under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by certified or bank check at the office of the Company designated for such purpose or by wire transfer of immediately available funds to an account designated by the Company. In the event that upon any exercise of warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Company to the holder hereof or his or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

        The Warrant Agreement provides that upon the occurrence of certain events the number of Warrants and the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

        The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock issuable upon the exercise thereof. Said registration rights are set forth in a Registration Rights Agreement dated as of                        , 2005, by and among the Company, and certain stockholders of the Company named therein (the "Registration Rights Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Registration Rights Agreement as a holder of Registrable Securities thereunder. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

        Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

        Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

        The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

        IN WITNESS WHEREOF, Pathmark Stores, Inc. has caused this Warrant Certificate to be signed by its Chairman of the Board, Chief Executive Officer, President or Vice President and by its Secretary or Assistant Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:	, 2005	PATHMARK STORES, INC.
By:
Name: Title:
By:
Name: Title:

FORM OF ELECTION TO PURCHASE

(To Be Executed Upon Exercise Of Warrant)

        The undersigned holder hereby represents that he or it is the registered holder of this Warrant Certificate, and hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive                        shares of Common Stock, $.01 par value, of Pathmark Stores, Inc. and herewith tenders payment for such shares to the order of Pathmark Stores, Inc. the amount of $                              in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of the undersigned or nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of the undersigned or nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth.

Certificate to be registered as follows:

Name:

Address:

Social Security or Taxpayer Identification No.:

Certificate to be delivered as follows:
Name:

Address:

Date:	Signature:

FORM OF CERTIFICATE OF TRANSFER

Pathmark Stores, Inc.
200 Milik Street
Carteret, New Jersey 07008
Attention: Marc A. Strassler

  Re:
  Series A Warrants (the "Warrants")

(CUSIP            )

        Reference is hereby made to the Warrant Agreement, dated as of                        , 2005 (the "Warrant Agreement"), relating to Series A Warrants and Series B Warrants of Pathmark Stores, Inc. (the "Company"). Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

                                , (the "Transferor") owns and proposes to transfer the Warrant[s] or interest in such Warrant[s] specified in Annex A hereto (the "Transfer"), to                         (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

        1.     ☐ CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A WARRANT PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Warrant is being transferred to a person that the Transferor reasonably believed and believes is purchasing the Warrant for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred Warrant will be subject to the restrictions on transfer enumerated in the private placement legend printed on the Warrant as contemplated by the Warrant Agreement.

        2.     ☐ CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A WARRANT PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person inside the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer inside the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a person inside the United States or for the account or benefit of a person inside the United States. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred Warrant will be subject to the restrictions on Transfer enumerated in the private placement legend printed on the Warrant as contemplated by the Warrant Agreement.

        3.     ☐ CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A WARRANT PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN

RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in restricted Warrants and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

          (a)   ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

          (b)   ☐ such Transfer is being effected to the Company or a subsidiary thereof;

or

          (c)   ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

or

          (d)   ☐ such Transfer is being effected to an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not also a "qualified institutional buyer") and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to restricted Warrants and the requirements of the exemption claimed, which certification is supported by, if the Company so requests, an opinion of counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred Warrant will be subject to the restrictions on transfer enumerated in the private placement legend printed on the Warrants as contemplated by the Warrant Agreement.

        4.     ☐ CHECK IF TRANSFEREE WILL TAKE DELIVERY OF AN UNRESTRICTED WARRANT.

          (a)   ☐ CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the private placement legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred Warrant will no longer be subject to the restrictions on transfer enumerated in the private placement legend printed on the restricted Warrants as contemplated by the Warrant Agreement.

          (b)   ☐ CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the private placement legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred Warrant will no longer be subject to the restrictions on transfer enumerated in the private placement legend printed on the restricted Warrants as contemplated by the Warrant Agreement.

          (c)   ☐ CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the private placement legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred Warrant will not be subject to the restrictions on transfer enumerated in the private placement legend printed on the restricted Warrants as contemplated by the Warrant Agreement.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]
	By:	Name: Title:
Dated:

EXHIBIT B

[Form of Series B Warrant Certificate]

        THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES GENERALLY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

        THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS UNDER THE TERMS OF THE STOCKHOLDERS' AGREEMENT DATED                        2005, AS AMENDED FROM TIME TO TIME, BETWEEN THE ISSUER AND THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF THAT AGREEMENT.

No.	Series B Warrants

Series B Warrant Certificate
PATHMARK STORES, INC.

        This Warrant Certificate certifies that                        , or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase Common Stock, $.01 par value (the "Common Stock"), of Pathmark Stores, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $15.00 payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to hereinafter. The Warrants may be exercised only during the Series B Exercise Period (as defined in the Warrant Agreement). Furthermore, Warrants may be exercised during the Series B Exercise Period without the exchange of funds pursuant to the net exercise provisions of Section 5 of the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement.

        The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Series B Warrants, and are issued or to be issued pursuant to a Warrant Agreement dated as of                        , 2005 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

        The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants during the Series B Exercise Period under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by certified or bank check at the office of the Company designated for such purpose or by wire transfer of immediately available funds to an account designated by the Company. In the alternative, the holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants on a net basis, such that, without the exchange of any funds, the holder receives that number of Warrant Shares (and such other consideration) otherwise issuable (or payable) upon exercise of such Warrants less that number of Warrant Shares having an aggregate Current Market Value (as defined in Section 9 of the Warrant Agreement) at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the holder for the Warrant Shares. In the event that upon any exercise of warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Company to the holder hereof or his or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

        The Warrant Agreement provides that upon the occurrence of certain events the number of Warrants and the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

        The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock issuable upon the exercise thereof. Said registration rights are set forth in a Registration Rights Agreement dated as of                        , 2005, by and among the Company and certain stockholders of the Company named therein (the "Registration Rights Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Registration Rights Agreement as a holder of Registrable Securities thereunder. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

        Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

        Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

        The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

        IN WITNESS WHEREOF, Pathmark Stores, Inc. has caused this Warrant Certificate to be signed by its Chairman of the Board, Chief Executive Officer, President or Vice President and by its Secretary or Assistant Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:	, 2005	PATHMARK STORES, INC., a Delaware corporation
By:
Name: Title:
By:
Name: Title:

FORM OF ELECTION TO PURCHASE

(To Be Executed Upon Exercise Of Warrant)

        The undersigned holder hereby represents that he or it is the registered holder of this Warrant Certificate, and hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive                        shares of Common Stock, $.01 par value, of Pathmark Stores, Inc. and herewith tenders payment for such shares to the order of Pathmark Stores, Inc. the amount of $                              in accordance with the terms hereof (unless the holder is exercising Warrants pursuant to the net exercise provisions of Section 5 of the Warrant Agreement). The undersigned requests that a certificate for such shares be registered in the name of the undersigned or nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of the undersigned or nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth.

Certificate to be registered as follows:

Name:

Address:

Social Security or Taxpayer Identification No.:

Certificate to be delivered as follows:
Name:

Address:

Date:	Signature:

FORM OF CERTIFICATE OF TRANSFER

Pathmark Stores, Inc.
200 Milik Street
Carteret, New Jersey 07008
Attention: Marc A. Strassler

  Re:
  Series B Warrants (the "Warrants")

(CUSIP            )

        Reference is hereby made to the Warrant Agreement, dated as of                        , 2005 (the "Warrant Agreement"), relating to Series A Warrants and Series B Warrants of Pathmark Stores, Inc. (the "Company"). Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

                                , (the "Transferor") owns and proposes to transfer the Warrant[s] or interest in such Warrant[s] specified in Annex A hereto (the "Transfer"), to                         (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

        1.     / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A WARRANT PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Warrant is being transferred to a person that the Transferor reasonably believed and believes is purchasing the Warrant for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred Warrant will be subject to the restrictions on transfer enumerated in the private placement legend printed on the Warrant as contemplated by the Warrant Agreement.

        2.     / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A WARRANT PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person inside the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer inside the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a person inside the United States or for the account or benefit of a person inside the United States. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred Warrant will be subject to the restrictions on Transfer enumerated in the private placement legend printed on the Warrant as contemplated by the Warrant Agreement.

        3.     / / CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A WARRANT PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN

RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in restricted Warrants and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

          (a)   ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

          (b)   ☐ such Transfer is being effected to the Company or a subsidiary thereof;

or

          (c)   ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

or

          (d)   ☐ such Transfer is being effected to an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not also a "qualified institutional buyer") and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to restricted Warrants and the requirements of the exemption claimed, which certification is supported by, if the Company so requests, an opinion of counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred Warrant will be subject to the restrictions on transfer enumerated in the private placement legend printed on the Warrants as contemplated by the Warrant Agreement.

        4.     ☐ CHECK IF TRANSFEREE WILL TAKE DELIVERY OF AN UNRESTRICTED WARRANT.

          (a)   ☐ CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the private placement legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred Warrant will no longer be subject to the restrictions on transfer enumerated in the private placement legend printed on the restricted Warrants as contemplated by the Warrant Agreement.

          (b)   ☐ CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the private placement legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred Warrant will no longer be subject to the restrictions on transfer enumerated in the private placement legend printed on the restricted Warrants as contemplated by the Warrant Agreement.

          (c)   ☐ CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the private placement legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred Warrant will not be subject to the restrictions on transfer enumerated in the private placement legend printed on the restricted Warrants as contemplated by the Warrant Agreement.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]
	By:	Name: Title:
Dated:

Special Meeting Proxy Card	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

A. Issues

The Board of Directors recommends a vote FOR the following proposal. Where no voting instructions are given, the shares represented by this proxy will be VOTED FOR Item 1.					2.	If any other matter is properly presented at the Special Meeting, this proxy when properly executed will be voted by those named in this proxy in their discretion
		FOR	AGAINST	ABSTAIN
1.	To approve the issuance to certain investment funds affiliated with The Yucaipa Companies LLC, for an aggregate cash purchase price of $150,000,000, of: (i) 20,000,000 shares of the Company's common stock, (ii) Series A warrants, with an exercise price of $8.50, to purchase 10,060,000 shares of the Company's common stock and (iii) Series B warrants, with an exercise price of $15.00, to purchase 15,046,350 shares of the Company's common stock.	☐	☐	☐	Each signatory to this proxy acknowledges receipt from the Company prior to execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement dated May 6, 2005.
PLEASE MARK, SIGN, DATE, AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
YOUR VOTE IS IMPORTANT!
B.	Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
Dated:	, 2005

Signature
Signature if held jointly

IMPORTANT: Please sign exactly as your name or names appear on this proxy. Where shares are held jointly, both holders must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If holder is a corporation, execute in full corporate name by authorized officer

^    FOLD AND DETACH HERE    ^

PATHMARK STORES, INC.
200 MILIK STREET
CARTERET, NJ 07008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL
MEETING OF STOCKHOLDERS ON JUNE 9, 2005, AT 2:00 P.M.

        The undersigned hereby appoints Eileen R. Scott, Frank G. Vitrano and Marc A. Strassler, or a majority of them, with full power of substitution and revocation, to act as proxies for the undersigned, and to vote all shares of common stock of Pathmark Stores, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held on June 9, 2005, at 2:00 p.m., Eastern Daylight Time, at Pathmark's corporate headquarters, 200 Milik Street, Carteret, New Jersey 07008, and at any and all postponements and adjournments thereof, as follows:

        This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the proposal to approve the issuance to certain investment funds affiliated with The Yucaipa Companies LLC, for an aggregate cash purchase price of $150,000,000, of: (i) 20,000,000 shares of the Company's common stock, (ii) Series A warrants, with an exercise price of $8.50, to purchase 10,060,000 shares of the Company's common stock and (iii) Series B warrants, with an exercise price of $15.00, to purchase 15,046,350 shares of the Company's common stock. If any other business is presented at the Special Meeting, including a motion to adjourn or postpone the Special Meeting for the purpose of soliciting additional proxies, this proxy will be voted by those named in this proxy at their discretion. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

(Continued and to be signed on reverse side.) Address Change/Comments (Mark the corresponding box on the reverse side)

^    FOLD AND DETACH HERE    ^

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSED TRANSACTION
SUMMARY
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
CAUTIONARY STATEMENT CONCERNING REPRESENTATIONS AND WARRANTIES CONTAINED IN THE PURCHASE AGREEMENT OR IN THE ANCILLARY AGREEMENTS
THE PARTIES TO THE PROPOSED TRANSACTION
THE SPECIAL MEETING
THE PROPOSED TRANSACTION
Comparable Companies (Historical) Trading Multiples
Comparable Companies (Forward) Trading Multiples
THE PURCHASE AGREEMENT
THE STOCKHOLDERS' AGREEMENT
THE MANAGEMENT SERVICES AGREEMENT
THE REGISTRATION RIGHTS AGREEMENT
THE WARRANT AGREEMENT
MARKET PRICE OF THE COMPANY'S COMMON STOCK
Market Information
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS
SUBMISSION OF STOCKHOLDER PROPOSALS
WHERE YOU CAN FIND ADDITIONAL INFORMATION
  ANNEX A
[LETTERHEAD OF DRESDNER KLEINWORT WASSERSTEIN SECURITIES LLC]
  ANNEX B
SECURITIES PURCHASE AGREEMENT Dated as of March 23, 2005 among Yucaipa Corporate Initiatives Fund I, L.P. Yucaipa American Alliance Fund I, L.P. Yucaipa American Alliance (Parallel) Fund I, L.P The Yucaipa Companies LLC (As Investors' Representative) and Pathmark Stores, Inc.

RECITALS
AGREEMENT
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF INVESTORS
ARTICLE V CONDUCT OF BUSINESS PENDING THE CLOSING
ARTICLE VI ADDITIONAL AGREEMENTS
ARTICLE IX GENERAL PROVISIONS
  ANNEX C
STOCKHOLDERS' AGREEMENT Dated as of , 2005 among Pathmark Stores, Inc. and The Investors Identified on the Signature Pages Hereto

STOCKHOLDERS' AGREEMENT
ARTICLE 1 CERTAIN DEFINITIONS
ARTICLE 2 CORPORATE GOVERNANCE
ARTICLE 3 VOTING OF SHARES
ARTICLE 4 STANDSTILL, ACQUISITIONS OF SECURITIES AND OTHER MATTERS
ARTICLE 5 RESTRICTIONS ON TRANSFERABILITY OF SECURITIES
ARTICLE 6 CORPORATE OPPORTUNITIES AND RELATED MATTERS
ARTICLE 7 REPRESENTATIONS AND WARRANTIES
ARTICLE 8 CONFIDENTIALITY
ARTICLE 9 MISCELLANEOUS
  ANNEX D
MANAGEMENT SERVICES AGREEMENT Dated as of March 23, 2005 between Pathmark Stores, Inc. and The Yucaipa Companies LLC
MANAGEMENT SERVICES AGREEMENT
  ANNEX E
REGISTRATION RIGHTS AGREEMENT Dated as of , 2005 among Pathmark Stores, Inc. and The Holders of Registrable Securities
REGISTRATION RIGHTS AGREEMENT
ARTICLE II REGISTRATION RIGHTS
ARTICLE III REGISTRATION PROCEDURES
ARTICLE IV INDEMNIFICATION AND CONTRIBUTION
ARTICLE V MISCELLANEOUS
  ANNEX F
WARRANT AGREEMENT Dated as of , 2005 among Pathmark Stores, Inc. and The Investors Identified on Annex I Attached Hereto
WARRANT AGREEMENT
EXHIBIT A [Form of Series A Warrant Certificate]
FORM OF ELECTION TO PURCHASE (To Be Executed Upon Exercise Of Warrant)
FORM OF CERTIFICATE OF TRANSFER
EXHIBIT B [Form of Series B Warrant Certificate]
FORM OF ELECTION TO PURCHASE (To Be Executed Upon Exercise Of Warrant)
FORM OF CERTIFICATE OF TRANSFER